     As filed with the Securities and Exchange Commission on April 22, 2008
                                                     Registration No. 333- 69522
                                                                       811-07971
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [_]
     Pre-Effective Amendment No.                                        [_]
     Post-Effective Amendment No.12 and                                 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No. 11                                                   [X]


                        (Check appropriate box or boxes)
                   MetLife Investors Variable Life Account One
                           (Exact Name of Registrant)
                       MetLife Investors Insurance Company
                               (Name of Depositor)
                            5 Park Plaza, Suite 1900
                                Irvine, CA 92614
              (Address of Depositor's Principal Executive Offices)
                     General American Life Insurance Company
                               (Name of Guarantor)
                             13045 Tesson Ferry Road
                               St. Louis, MO 63128

                 Name and complete address of agent for service:
                               Richard C. Pearson
                            Vice President, Associate
                          General Counsel and Secretary
                       MetLife Investors Insurance Company
                            5 Park Plaza, Suite 1900
                                Irvine, CA 92614
                                 (800) 989-3752


     It is proposed that this filing will become effective (check appropriate box)
     [_]  immediately upon filing pursuant to paragraph (b)
     [X]  on April 28, 2008 pursuant to paragraph (b)
     [_]  60 days after filing pursuant to paragraph (a)(1)

     [_]  on (date) pursuant to paragraph (a) (1) of Rule 485
     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title and amount of securities being registered: (1) Flexible Premium Joint and Last Survivor Variable Life Insurance Policy and Flexible Premium Single Variable Life Insurance Policy and (2) Guarantee related to insurance obligations under variable life insurance contracts

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

             JOINT AND LAST SURVIVOR POLICY AND SINGLE LIFE POLICY

                                   ISSUED BY

                      METLIFE INVESTORS INSURANCE COMPANY

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE

This prospectus describes two variable life insurance policies, the Flexible Premium Joint and Last Survivor Variable Life Insurance Policy (Joint and Last Survivor Policy) and the Flexible Premium Single Variable Life Insurance Policy (Single Life Policy). Our use of the word Policy in this Prospectus refers to both policies except where otherwise noted. WE CURRENTLY ARE NOT OFFERING THE JOINT AND LAST SURVIVOR POLICY.

We have designed the Policy for use in estate and retirement planning and other insurance needs of individuals. The Policy provides for maximum flexibility by allowing you to vary your premium payments and to change the level of death benefits payable.


You, the policyowner, have a number of investment choices in the Policy. These investment choices include a General Account as well as the 30 Investment Funds listed below which are offered through our Separate Account. When you purchase a Policy, you bear the complete investment risk. This means that the Cash Value of your Policy may increase and decrease depending upon the investment performance of the Investment Fund(s) you select. The duration of the Policy and, under some circumstances, the death benefit will increase and decrease depending upon investment performance.


MET INVESTORS SERIES TRUST (CLASS A)

      Clarion Global Real Estate Portfolio (formerly   Neuberger Berman Real
      Estate Portfolio)

      Harris Oakmark International Portfolio

      Lazard Mid Cap Portfolio

      Legg Mason Partners Aggressive Growth Portfolio
      Legg Mason Value Equity Portfolio
      Loomis Sayles Global Markets Portfolio
      Lord Abbett Bond Debenture Portfolio
      Lord Abbett Growth and Income Portfolio
      Met/AIM Small Cap Growth Portfolio
      MFS(R) Emerging Markets Equity Portfolio
      MFS(R) Research International Portfolio


      Oppenheimer Capital Appreciation Portfolio
      PIMCO Inflation Protected Bond Portfolio
      PIMCO Total Return Portfolio
      RCM Technology Portfolio

      T. Rowe Price Mid Cap Growth Portfolio

      Third Avenue Small Cap Value Portfolio

      Turner Mid Cap Growth Portfolio

      Van Kampen Comstock Portfolio

      MetLife Defensive Strategy Portfolio
      MetLife Moderate Strategy Portfolio
      MetLife Balanced Strategy Portfolio
      MetLife Growth Strategy Portfolio
      MetLife Aggressive Strategy Portfolio

METROPOLITAN SERIES FUND, INC. (CLASS A)
      BlackRock Money Market Portfolio
      Davis Venture Value Portfolio
      Harris Oakmark Focused Value Portfolio
      Jennison Growth Portfolio
      MetLife Stock Index Portfolio
      Western Asset Management U.S. Government Portfolio

THE SEC HAS NOT APPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION THAT IT HAS IS A CRIMINAL OFFENSE.

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Joint and Last Survivor Policy and the Single Life Policy.

The Policy:

..  is not a bank deposit.
..  is not federally insured.
..  is not endorsed by any bank or government agency.

The Policy is subject to investment risk. You may be subject to loss of principal.


April 28, 2008

  TABLE OF CONTENTS                                                       PAGE

  SUMMARY OF BENEFITS AND RISKS..........................................   4
       Benefits of the Policy............................................   4
       Risks of the Policy...............................................   5
       Risks of the Investment Funds.....................................   7

  FEE TABLES.............................................................   7
       Transaction Fees..................................................   8
       Periodic Charges Other Than Investment Fund Operating Expenses....   9
       Annual Investment Fund Operating Expenses.........................  12

  THE VARIABLE LIFE INSURANCE POLICY.....................................  14
       Who Should Purchase the Policy?...................................  14
       Replacing Existing Insurance......................................  14
       State Variations..................................................  15

  PURCHASES..............................................................  15
       Application for a Policy..........................................  15
       Premiums..........................................................  15
       Unscheduled Premiums..............................................  15
       Communications and Payments.......................................  16
       Lapse and Grace Period............................................  16
       Reinstatement.....................................................  16
       Allocation of Premium.............................................  17
       Cash Value of Your Policy.........................................  17
       Method of Determining Cash Value of an Investment Fund............  17
       Net Investment Factor.............................................  18
       Our Right to Reject or Return a Premium Payment...................  18

  THE SEPARATE ACCOUNT AND THE INVESTMENT FUNDS..........................  19
       MetLife Investors and the Separate Account........................  19
       Certain Payments We Receive with Regard to the Investment Funds...  22
       Selection of the Investment Funds.................................  22
       Substitution and Limitations on Further Investments...............  23
       Voting............................................................  23
       Transfers.........................................................  24
       Dollar Cost Averaging.............................................  25
       Portfolio Rebalancing.............................................  26
       Description of the MetLife Asset Allocation Program...............  26

  DEATH BENEFIT..........................................................  27
       Change of Death Benefit...........................................  28
       Change in Face Amount.............................................  29

  ACCESS TO YOUR MONEY...................................................  29
       Policy Loans......................................................  29
       Loan Interest Charged.............................................  30
       Security..........................................................  30
       Repaying Policy Debt..............................................  30
       Partial Withdrawals...............................................  31
       Pro-Rata Surrender................................................  31
       Full Surrenders...................................................  32

  OTHER INFORMATION......................................................  32
       The General Account...............................................  32
       Distribution......................................................  33
       Suspension or Delay of Payments or Transfers......................  34
       Ownership.........................................................  34
       Conversion Rights.................................................  35
       Additional Benefits...............................................  35
       Legal Proceedings.................................................  37
       Independent Registered Public Accounting Firm.....................  37
       Financial Statements..............................................  37
       Restrictions on Financial Transactions............................  37

  CHARGES................................................................  37
       Deductions from Each Premium Payment..............................  38
       Monthly Deduction.................................................  38

             TABLE OF CONTENTS                                PAGE

                  Charges for Additional Benefit Riders......  40
                  Mortality and Expense Risk Charge..........  40
                  Surrender Charge...........................  41
                  Transaction Charges........................  42
                  Projection of Benefits and Values Charge...  42
                  Investment Fund Expenses...................  42

             FEDERAL TAX STATUS..............................  42

             SPECIAL TERMS...................................  47

             APPENDIX A: ILLUSTRATIONS OF POLICY VALUES......  49

SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE SPECIAL TERMS SECTION AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is a contract between you the Owner, and us, an insurance company, under which we provide insurance protection. Upon receipt of satisfactory proof of death of the person insured with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, the death of the Last Insured, we pay death proceeds to your selected Beneficiary. Death proceeds equal the death benefit on the date of death of the Insured (or the Last Insured), plus any additional insurance provided by rider, less any Indebtedness and cost of insurance and any other charges that may be due.

POLICY FLEXIBILITY. The Policy is "flexible" because:

..  the frequency and amount of premiums can vary;

..  you can choose among death benefit options; and

..  you can change the amount of insurance coverage.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options: Option A, Option B and Option C. Option A provides a level death benefit equal to the Face Amount of your Policy. Options B and C provide a variable death benefit equal to the Policy's Face Amount plus the Cash Value of the Policy on the Insured's (or Last Insured's) date of death. The death benefits under all three Options are subject to increases required by the Internal Revenue Code of 1986. If your Policy is issued with either Option A or Option B, you may later change your death benefit option, unless your Policy was issued in Florida. A Policy issued with an Option C death benefit may not be changed.

FREE LOOK. You may cancel the Policy within 20 days after you receive it (or whatever period may be required in your state) or the 45th day after you sign your application, whichever period ends later. We will refund all premiums paid (or whatever amount is required in your state).


INVESTMENT CHOICES. You can allocate your Net Premiums and Cash Value to our General Account or among any or all of the thirty Investment Funds available through the Policy. The Investment Funds available include equity funds, bond funds and a money market fund.


PARTIAL WITHDRAWALS. After the first Policy year, you may make partial withdrawals from the Policy's Cash Surrender Value. Each Policy year you are allowed 12 free partial withdrawals. For each partial withdrawal in excess of 12, we may impose a $25 fee. We reserve the right to limit the number and minimum amount of partial withdrawals you may make in a Policy year. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES.

TRANSFERS. You may transfer amounts in your Policy from any Investment Fund to another Investment Fund, or to or from the General Account (subject to restrictions). You can make 12 transfers in a Policy year without charge. For each transfer in excess of 12, we may impose a $25 fee. We reserve the right to limit the number and amount of transfers you may make in a Policy year. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer the following automated transfer privileges:

.. DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of specified dollar amounts from the BlackRock Money Market Portfolio to other Investment Funds on a monthly basis.

.. PORTFOLIO REBALANCING. Under the portfolio rebalancing program, you may direct us to automatically restore the balance of the Cash Value in the General Account and the Investment Funds to the percentages determined in advance.

LOANS. You may borrow Cash Value from your Policy. The maximum amount you may borrow is the Cash Value of the Policy net of the surrender charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest to be earned through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.5% on your loan. However, we credit interest at an annual rate of at least 4% on the amount we hold in the Loan Subaccount as security for the loan. LOANS MAY HAVE TAX CONSEQUENCES.

PRO-RATA SURRENDERS. After the first Policy year, you may make a Pro-Rata Surrender of the Policy that will reduce the Face Amount and the Cash Value by any whole percentage chosen by you. A PRO-RATA SURRENDER MAY HAVE TAX CONSEQUENCES.

SURRENDERS. You may make a full surrender of the Policy for its Cash Surrender Value at any time. The Policy's Cash Surrender Value equals the Cash Value reduced by any Policy loan and accrued loan interest and by any applicable surrender charge. A SURRENDER MAY HAVE TAX CONSEQUENCES.

TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the value of your Policy should not be taxable to you. As long as your Policy is not a modified endowment contract (MEC), partial withdrawals and Pro-Rata Surrenders should be non-taxable until you have withdrawn or made a Pro-Rata Surrender of an amount equal to your total investment in the Policy. Death proceeds paid to your beneficiary should generally be free of Federal income tax.

CONVERSION PRIVILEGE. During the first two Policy years, you have a one-time right to convert the Policy to fixed benefit coverage by irrevocably electing to transfer all of your Cash Value, and to allocate all future premiums, to the General Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge or transfer limits, if any, and will have no effect on the Policy's death benefit, Face Amount, net amount at risk, rate class or Issue Age.

ADDITIONAL BENEFITS. We offer several riders that provide additional insurance benefits under the Policy, such as the Supplemental Coverage Term Rider, which provides an additional death benefit payable on the death of the Insured(s). We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's Cash Value in one or more Investment Funds, then you will be subject to the risk that investment performance will be unfavorable and that your Cash Value will decrease. In addition, we deduct Policy fees and charges from your Policy's Cash Value, which can significantly reduce your Policy's Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's Cash Value. It is possible to lose your full investment and your Policy could lapse without value unless you pay additional premium. If you allocate Cash Value to the General Account, then we credit such Cash Value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

SURRENDER AND WITHDRAWAL RISKS. The Policy is designed to provide lifetime insurance protection. The Policy is not offered primarily as an investment and should not be used as a short-term savings vehicle. If you surrender the Policy or let it lapse (terminate without value) within the first 10 Policy years (and, for the Single Life Policy, within the first 10 Policy years following an increase in Face Amount), you will be subject to a surrender charge. You will also be subject to income tax on any gain that is distributed or deemed to be distributed from the Policy.

You will also be subject to a surrender charge if you make a Pro-Rata Surrender, or a partial withdrawal or change in death benefit option resulting in a Face Amount reduction, within the first 10 Policy years (or, for the Single Life Policy, within the first 10 Policy years following an increase in Face Amount).

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's Cash Value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges determine the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have not paid a sufficient amount of premiums or if the investment performance of the Investment Funds is poor. If your Cash Surrender Value is insufficient to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Regardless of your Cash Surrender Value, however, your Policy generally will not lapse: (1) during the first five Policy years, if you pay certain required premium amounts; or (2) if you are protected by the Secondary Guarantee Rider. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.


TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law, although there is some uncertainty regarding the Federal tax treatment of joint and last survivor policies, especially when issued on a substandard basis. The death benefit under a Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in receipt of any portion of your Policy's Cash Value until there is an actual distribution from the Policy. Moreover, death benefits payable under the Policy should be excludable from the gross income of the beneficiary to the extent provided under the tax law. Although the beneficiary should generally not have to pay Federal income tax on the death benefit, other taxes, such as estate taxes, may apply. In the case of employer-owned life insurance as defined in section 101(j) of the Internal Revenue Code, the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued.


Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract, or MEC, due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your policy becomes a MEC, surrenders, partial withdrawals, Pro-Rata Surrenders and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal, Pro-Rata Surrender or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

If the Policy is not a MEC, distributions will generally be treated first as a return of basis, or investment in the contract, and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

See "Federal Tax Status." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the Cash Value of your Policy over time because we subtract the amount of the loan from the Investment Funds and/or the General Account as collateral, and hold it in our Loan Subaccount. This loan collateral does not participate in the investment experience of the Investment Funds or receive any higher current interest rate credited to the General Account.

We also reduce the amount we pay on the Insured's (or Last Insured's, with respect to the Joint and Last Survivor Policy) death by the amount of any Indebtedness. Your Policy may lapse if your Indebtedness reduces the Cash Surrender Value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans, partial withdrawals and Pro-Rata Surrenders you have made exceed the premiums you have paid. Since loans, partial withdrawals and Pro-Rata Surrenders reduce your Policy's Cash Value, any remaining Cash Value may be insufficient to pay the income tax due.

LIMITATIONS ON ACCESS TO CASH VALUE. We limit partial withdrawals from Cash Surrender Value to 12 per Policy year and may impose a $25 fee for partial withdrawals in excess of 12 in a Policy year. The maximum amount you may withdraw from an Investment Fund each Policy year is the Policy's Cash Value in that Fund, net of applicable surrender charges and fees. The minimum amount, net of applicable surrender charges and fees, is the lesser of $500 or the Policy's Cash Value in the Investment Fund or the General Account. We reserve the right to limit the number and minimum amount of partial withdrawals in a Policy year.

LIMITATIONS ON TRANSFERS. We limit the number of transfers among the Investment Funds and to and from the General Account to 12 per Policy year and may impose a $25 fee for transfers in excess of 12 in a Policy year. The minimum amount that can be transferred is the lesser of $500 or the total Cash Value in an Investment Fund or the General Account. Transfers FROM the General Account are subject to additional limitations: the maximum amount you can transfer from the General Account in any Policy year is equal to the greater of 25% of the Policy's Cash Surrender Value in the General Account at the beginning of the year, or the previous Policy year's General Account maximum withdrawal amount, not to exceed the total Cash Surrender Value of the Policy. We are not currently enforcing these additional limitations, but reserve the right to do so. We also reserve the right to restrict the number and amount of transfers you may make in a Policy year. We or an Investment Fund may also impose certain restrictions on market timing activities. See "Transfers" and each Fund's prospectus for more details.

TAX LAW CHANGES. Tax laws, regulations and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE INVESTMENT FUNDS

A comprehensive discussion of the risks associated with each of the Investment Funds can be found in the prospectuses for the Investment Funds. THERE IS NO ASSURANCE THAT ANY OF THE INVESTMENT FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or makes transfers among the Investment Funds and the General Account.

If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, gender or rate class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Service Office. Also, in connection with your purchase of the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the Insured's age and rate class, the death benefit option, Face Amount, planned periodic premiums and riders requested.

TRANSACTION FEES

Charge                     When Charge is Deducted       Current Amount Deducted        Maximum Amount Deductible
-----------------------------------------------------------------------------------------------------------------------
Sales Charge Imposed on    On payment of premium         5% in Policy years 1-10        In Policy year 1, 15% on up
Premiums/1/                                              2% in Policy years 11+         to one Target Premium, 5% in
                                                                                        excess of one Target Premium/2/
                                                                                        5% in Policy years 2-10
                                                                                        2% in Policy years 11+
-----------------------------------------------------------------------------------------------------------------------

Premium Tax Imposed on     On payment of premium         2% in all Policy years         2% in all Policy years
Premiums/3/
-----------------------------------------------------------------------------------------------------------------------

Federal Tax Imposed on     On payment of premium         1.3% in all Policy years       1.3% in all Policy years
Premiums
-----------------------------------------------------------------------------------------------------------------------

Surrender Charge           On surrender, lapse, or Face  45% of one Target              45% of one Target Premium
                           Amount reduction in the       Premium in Policy years 1-5    in Policy years 1-5 (less in
                           first 10 Policy years (and,   (less in other Policy years -- other Policy years -- see
                           with respect to a Face        see footnote)/4/               footnote)/4/
                           Amount increase under the
                           Single Life Policy, in the
                           first 10 Policy years after
                           the increase)
-----------------------------------------------------------------------------------------------------------------------

Transaction Charge for     On transfer of cash value     Not currently charged          $25 for each transfer in excess
Transfers                  among Investment Funds                                       of 12 per Policy year
                           and to and from the General
                           Account
-----------------------------------------------------------------------------------------------------------------------

Transaction Charge for     On partial withdrawal of      Not currently charged          $25 for each partial
Partial Withdrawal         cash value                                                   withdrawal in excess of 12 per
                                                                                        Policy year
-----------------------------------------------------------------------------------------------------------------------

Projection of Benefits and Upon provision of each        $25 per illustration           $25 per illustration
Values Charge              illustration in excess of one
                           per year

/1/ Current and maximum Sales Charges may vary from the amounts shown in this table in certain states.
/2/ Target Premiums vary based on the Insured's age (the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class.
/3/ The amount deducted may be higher than the actual state and/or local premium taxes imposed with respect to your Policy.
/4/ Target Premiums vary based on the Insured's age (the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class. After the fifth Policy year (and, with respect to a Face Amount increase under the Single Life Policy, the fifth Policy year following a Face Amount increase), the Surrender Charge declines on a monthly basis over the remaining five years of the Surrender Charge period until it reaches $0 in the last month of the tenth Policy year (and, with respect to a Face Amount increase under the Single Life Policy, the tenth Policy year following the Face Amount increase). A pro rata portion of the Surrender Charge applies to a Pro-Rata Surrender, a requested Face Amount reduction, as well as to a Face Amount reduction resulting from a partial withdrawal or a change in death benefit option.

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Investment Fund fees and expenses.

PERIODIC CHARGES OTHER THAN INVESTMENT FUND OPERATING EXPENSES

---------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted Current Amount Deducted    Maximum Amount Deductible
---------------------------------------------------------------------------------------------------------------
Cost of Insurance:/1/

SINGLE LIFE POLICY

  MINIMUM AND                           Monthly         $.01 to $83.33 per $1,000  $.06 to $83.33 per $1,000 of
  MAXIMUM CHARGE                                        of net amount at risk/2/   net amount at risk/2/

  CHARGE IN THE FIRST POLICY            Monthly         $.14 per $1,000 of net     $.41 per $1,000 of net
  YEAR FOR A MALE INSURED,                              amount at risk             amount at risk
  ISSUE AGE 50, IN THE
  PREFERRED NONSMOKER RATE
  CLASS WITH A BASE POLICY
  FACE AMOUNT OF $900,000

JOINT AND LAST
SURVIVOR POLICY

  MINIMUM AND                           Monthly         $.00 to $83.33 per $1,000  $.00 to $83.33 per $1,000 of
  MAXIMUM CHARGE                                        of net amount at risk      net amount at risk

  CHARGE IN THE FIRST POLICY            Monthly         $.01 per $1,000 of net     $.06 per $1,000 of net
  YEAR FOR A MALE AND A                                 amount at risk             amount at risk
  FEMALE INSURED, JOINT ISSUE
  AGE 70, IN THE PREFERRED
  NONSMOKER RATE CLASS WITH
  A BASE POLICY FACE AMOUNT
  OF $450,000
---------------------------------------------------------------------------------------------------------------

Policy Charge                           Monthly         $25 per month in Policy    $25 per month in Policy
                                                        year 1                     year 1
                                                        $6 per month in Policy     $6 per month in Policy
                                                        years 2+                   years 2+
---------------------------------------------------------------------------------------------------------------

Mortality and Expense Risk              Daily           .55% in Policy years 1-10  .55% in Policy years 1-10
Charge (annual rate                                     .25% in Policy years 11-20 .45% in Policy years 11-20
imposed on Cash Value in                                .05% in Policy years 21+   .35% in Policy years 21+
the Separate Account)
---------------------------------------------------------------------------------------------------------------

/1/ This charge varies based on individual characteristics, including age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the charge for a particular Insured(s) by contacting your registered representative.
/2/ The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 4% per year) and the Policy's Cash Value.

-----------------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted       Current Amount Deducted     Maximum Amount Deductible
-----------------------------------------------------------------------------------------------------------------------
Selection and Issue
  Expense Charge/1/

SINGLE LIFE POLICY

  MINIMUM AND                   Monthly during the            $.03 to $.42 per $1,000 of  $.04 to $.65 per $1,000 of
  MAXIMUM CHARGE                first 10 Policy years (and,   base Policy face amount     base Policy and Supplemental
                                with respect to a face                                    Coverage Term Rider face
                                amount increase, during the                               amount
                                first 10 Policy years after
                                the increase)

  CHARGE FOR A MALE             Monthly during the first 10   $.12 per $1,000 of base     $.18 per $1,000 of base
  INSURED, ISSUE AGE 50, IN     Policy years (and with        Policy face amount          Policy and Supplemental
  THE PREFERRED NONSMOKER       respect to a face amount                                  Coverage Term Rider face
  RATE CLASS WITH A FACE        increase, during the first 10                             amount
  AMOUNT OF $900,000            Policy years after the
                                increase)
JOINT AND LAST
SURVIVOR POLICY

  MINIMUM AND                   Monthly during the first 10   $.06 to $1.01 per $1,000 of $.06 to $1.01 per $1,000 of
  MAXIMUM CHARGE                Policy years                  base Policy face amount     base Policy face amount
  FOR THE BASE POLICY

  CHARGE FOR A MALE AND A       Monthly during the first 10   $.42 per $1,000 of base     $.42 per $1,000 of base
  FEMALE INSURED, JOINT ISSUE   Policy years                  Policy face amount          Policy face amount
  AGE 70, IN THE PREFERRED
  NONSMOKER RATE CLASS WITH
  A BASE POLICY FACE AMOUNT
  OF $450,000

  MINIMUM AND                   Monthly during the first 10   $.03 to $.28 per $1,000 of  $.03 to $.28 per $1,000 of
  MAXIMUM CHARGE FOR            Policy years                  rider face amount           rider face amount
  THE SUPPLEMENTAL
  COVERAGE TERM RIDER

  CHARGE FOR A MALE AND A       Monthly during the first 10   $.06 per $1,000 of rider    $.06 per $1,000 of rider face
  FEMALE INSURED, JOINT ISSUE   Policy years                  face amount                 amount
  AGE 70, IN THE PREFERRED
  NONSMOKER RATE CLASS WITH
  A RIDER FACE AMOUNT OF
  $450,000
-----------------------------------------------------------------------------------------------------------------------

Net Loan Interest Charge        Yearly                        .50% of loan collateral/2/  .50% of loan collateral/2/
-----------------------------------------------------------------------------------------------------------------------

/1/ This charge varies based on individual characteristics, including age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the charge for a particular Insured(s) by contacting your registered representative. For Policies issued before July 20, 2005, the current amount deducted ranges from $.04 to $.65 per $1,000 of base Policy face amount.
/2/ The maximum interest charge on Policy loans is 4.50% in Policy years 1-10, 4.25% in Policy years 11-20 and 4.15% in Policy year 21 and thereafter. The current interest charge is 4.50% in Policy years 1-10, 4.25% in Policy years 11-20 and 4.00% in Policy year 21 and thereafter. The Cash Value amount we transfer to the Loan Account as security for the loan will accrue interest daily at an annual earnings rate of 4%.

 Charges for Riders:

---------------------------------------------------------------------------------------------------------------------
Charge                         When Charge is Deducted       Current Amount Deducted     Maximum Amount Deductible
---------------------------------------------------------------------------------------------------------------------
Supplemental Coverage
Term Rider/1/

SINGLE LIFE POLICY

  MINIMUM AND                  Monthly                       $.01 to $83.33 per $1,000   $.06 to $83.33 per $1,000 of
  MAXIMUM COST OF                                            of net amount at risk       net amount at risk
  INSURANCE CHARGE

  CHARGE IN THE FIRST          Monthly                       $.08 per $1,000 of net      $.19 per $1,000 of net
  POLICY YEAR FOR A MALE                                     amount at risk              amount at risk
  INSURED, ISSUE AGE 40, IN
  THE PREFERRED NONSMOKER
  RATE CLASS WITH A RIDER
  FACE AMOUNT OF $750,000

  SELECTION AND ISSUE          Monthly                       Not currently charged       Same as base Policy--see
  EXPENSE CHARGE                                                                         preceding table

JOINT AND LAST SURVIVOR
POLICY

  MINIMUM AND                  Monthly                       $.00 to $83.33 per $1,000   $.00 to $83.33 per $1,000 of
  MAXIMUM COST OF                                            of net amount at risk       net amount at risk
  INSURANCE CHARGE

  CHARGE IN THE FIRST          Monthly                       $.01 per $1,000 of net      $.06 per $1,000 of net
  POLICY YEAR FOR A MALE                                     amount at risk              amount at risk
  AND A FEMALE INSURED,
  JOINT ISSUE AGE 70, IN THE
  PREFERRED NONSMOKER RATE
  CLASS WITH A RIDER FACE
  AMOUNT OF $450,000

  SELECTION AND ISSUE          Monthly                       Same as base Policy--see    Same as base Policy--see
  EXPENSE CHARGE                                             preceding table             preceding table
---------------------------------------------------------------------------------------------------------------------

Lifetime Coverage Rider        Monthly, beginning at the     $.76 per $1,000             $.76 per $1,000
                               Insured's age 80 (the         of net amount at risk       of net amount at risk
                               younger Insured's age 80
                               with respect to the Joint and
                               Last Survivor Policy)
---------------------------------------------------------------------------------------------------------------------

Secondary Guarantee            Monthly                       $.02 per $1,000 of net      $.02 per $1,000 of net
Rider                                                        amount at risk              amount at risk
---------------------------------------------------------------------------------------------------------------------

Waiver of Specified
Premium Rider/1/

  MINIMUM AND                  Monthly                       $1.30 to $10.88 per $100 of $1.30 to $10.88 per $100 of
  MAXIMUM CHARGE                                             Specified Premium           Specified Premium

  CHARGE IN THE FIRST POLICY   Monthly                       $5.25 per $100 of Specified $5.25 per $100 of Specified
  YEAR FOR A MALE INSURED,                                   Premium                     Premium
  ISSUE AGE 50, IN THE
  PREFERRED NONSMOKER RATE
  CLASS

  CHARGE IN THE FIRST POLICY   Monthly                       N/A                         N/A
  YEAR FOR A MALE INSURED
  AND A FEMALE INSURED,
  JOINT ISSUE AGE 70, IN THE
  PREFERRED NONSMOKER RATE
  CLASS
---------------------------------------------------------------------------------------------------------------------

/1/ The charge for this rider varies based on individual characteristics, such as age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the rider charge for a particular Insured(s) by contacting your registered representative.

Additional Riders -- Single Life Policy

--------------------------------------------------------------------------------------------------------------
Charge                         When Charge is Deducted Current Amount Deducted     Maximum Amount Deductible
--------------------------------------------------------------------------------------------------------------

Waiver of Monthly
Deduction Rider/1/

  MINIMUM AND                          Monthly         $3.00 to $28.50 per $100 of $3.00 to $28.50 per $100 of
  MAXIMUM CHARGE                                       monthly deduction           monthly deduction

  CHARGE IN THE FIRST POLICY           Monthly         $14.50 per $100 of monthly  $14.50 per $100 of monthly
  YEAR FOR A MALE                                      deduction                   deduction
  INSURED, ISSUE AGE 50, IN
  THE PREFERRED NONSMOKER
  RATE CLASS
--------------------------------------------------------------------------------------------------------------

Additional Riders -- Joint and Last Survivor Policy

--------------------------------------------------------------------------------------------------------------
Charge                       When Charge is Deducted Current Amount Deducted     Maximum Amount Deductible
--------------------------------------------------------------------------------------------------------------
Estate Preservation Term
Rider/1/

  MINIMUM AND                        Monthly         $.02 to $1.23 per $1,000 of $.02 to $83.33 per $1,000 of
  MAXIMUM CHARGE                                     rider face amount           rider face amount

  CHARGE FOR A MALE AND              Monthly         $.05 per $1,000 of rider    $.06 per $1,000 of rider face
  A FEMALE INSURED, JOINT                            face amount                 amount
  ISSUE AGE 70, IN THE
  PREFERRED NONSMOKER RATE
  CLASS WITH A RIDER FACE
  AMOUNT OF $450,000
--------------------------------------------------------------------------------------------------------------

/1/ The charge for this rider varies based on individual characteristics, such as age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the rider charge for a particular Insured(s) by contacting your registered representative.

ANNUAL INVESTMENT FUND OPERATING EXPENSES


The next table describes the Investment Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Investment Funds for the fiscal year ended December 31, 2007, before and after any contractual fee waivers and expense reimbursements. Expenses of the Investment Funds may be higher or lower in the future. More detail concerning each Investment Fund's fees and expenses is contained in the table that follows and in the prospectus for each Investment Fund.



                                                                     Minimum Maximum
------------------------------------------------------------------------------------
Total Annual Investment Fund Operating Expenses
  (expenses that are deducted from Investment Fund assets, including
  management fees and other expenses)...............................   .29%   1.25%
Net Total Annual Investment Fund Operating Expenses
  (net of any contractual fee waivers and expense reimbursements)*..   .28%   1.25%
------------------------------------------------------------------------------------


       * The range of Net Total Annual Investment Fund Operating Expenses takes into account contractual arrangements for certain Investment Funds that require the investment adviser to reimburse or waive Investment Fund operating expenses until April 30, 2009, as described in more detail below.

INVESTMENT FUND EXPENSES


Annual Investment Fund Operating Expenses for the period ended December 31, 2007, as a percentage of average net assets, before and after any fee waivers and expense reimbursements, were as follows:




                                                                                              Fee
                                                                                            Waivers
                                                                       Acquired    Gross      and
                                                                      Fund Fees    Total    Expense   Net Total
                                            Management  Other            and       Annual  Reimburse-   Annual
                                               Fees    Expenses 12b-1 Expenses/1/ Expenses   ments    Expenses/2/
-----------------------------------------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
  (CLASS A SHARES)
 Clarion Global Real Estate Portfolio          0.61%     0.04%   --        --       0.65%       --       0.65%
 Harris Oakmark International Portfolio        0.77%     0.09%   --        --       0.86%       --       0.86%
 Lazard Mid Cap Portfolio                      0.69%     0.07%   --        --       0.76%       --       0.76%
 Legg Mason Partners Aggressive Growth
   Portfolio                                   0.62%     0.05%   --        --       0.67%       --       0.67%
 Legg Mason Value Equity Portfolio             0.63%     0.04%   --        --       0.67%       --       0.67%
 Loomis Sayles Global Markets Portfolio        0.68%     0.06%   --        --       0.74%       --       0.74%
 Lord Abbett Bond Debenture Portfolio          0.49%     0.05%   --        --       0.54%       --       0.54%
 Lord Abbett Growth and Income Portfolio       0.49%     0.03%   --        --       0.52%       --       0.52%
 Met/AIM Small Cap Growth Portfolio            0.86%     0.06%   --        --       0.92%       --       0.92%
 MFS(R) Emerging Markets Equity Portfolio      1.00%     0.25%   --        --       1.25%       --       1.25%
 MFS(R) Research International Portfolio       0.70%     0.09%   --        --       0.79%       --       0.79%
 Oppenheimer Capital Appreciation Portfolio    0.58%     0.04%   --        --       0.62%       --       0.62%
 PIMCO Inflation Protected Bond Portfolio      0.50%     0.05%   --        --       0.55%       --       0.55%
 PIMCO Total Return Portfolio                  0.48%     0.04%   --        --       0.52%       --       0.52%/3/
 RCM Technology Portfolio                      0.88%     0.09%   --        --       0.97%       --       0.97%
 T. Rowe Price Mid Cap Growth Portfolio        0.75%     0.05%   --        --       0.80%       --       0.80%
 Third Avenue Small Cap Value Portfolio        0.73%     0.03%   --        --       0.76%       --       0.76%
 Turner Mid Cap Growth Portfolio               0.77%     0.06%   --        --       0.83%       --       0.83%
 Van Kampen Comstock Portfolio                 0.58%     0.03%   --        --       0.61%       --       0.61%
 MetLife Defensive Strategy Portfolio          0.09%       --    --      0.62%      0.71%       --       0.71%/4/
 MetLife Moderate Strategy Portfolio           0.07%       --    --      0.65%      0.72%       --       0.72%/4/
 MetLife Balanced Strategy Portfolio           0.06%       --    --      0.69%      0.75%       --       0.75%/4/
 MetLife Growth Strategy Portfolio             0.06%       --    --      0.72%      0.78%       --       0.78%/4/
 MetLife Aggressive Strategy Portfolio         0.09%     0.01%   --      0.72%      0.82%       --       0.82%/4/
-----------------------------------------------------------------------------------------------------------------

METROPOLITAN SERIES FUND, INC.
  (CLASS A SHARES)
 BlackRock Money Market Portfolio              0.33%     0.07%   --        --       0.40%     0.01%      0.39%/5/
 Davis Venture Value Portfolio                 0.69%     0.04%   --        --       0.73%       --       0.73%
 Harris Oakmark Focused Value Portfolio        0.72%     0.04%   --        --       0.76%       --       0.76%
 Jennison Growth Portfolio                     0.63%     0.04%   --        --       0.67%       --       0.67%
 MetLife Stock Index Portfolio                 0.25%     0.04%   --        --       0.29%     0.01%      0.28%/6/
 Western Asset Management U.S.
   Government Portfolio                        0.49%     0.05%   --        --       0.54%       --       0.54%
-----------------------------------------------------------------------------------------------------------------

/1/ Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.
/2/ Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

/3/ The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.

/4/ The Portfolio is a "funds of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will also bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee.
/5/ MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.
/6/ MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.243%


   For information concerning compensation paid for the sale of the Policies, see "Distribution."

THE VARIABLE LIFE INSURANCE POLICY

The Policy provides for life insurance coverage on the Insured(s). It has a Cash Value, a death benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the Policy is a variable life insurance Policy, the value of your Policy will increase or decrease depending upon the investment experience of the Investment Funds you choose. The duration or amount of the death benefit may also vary based on the investment performance of the underlying Investment Funds. To the extent you select any of the Investment Funds, you bear the investment risk. If your Cash Value less any loans, loan interest accrued, unpaid selection and issue expense charge due for the remainder of the first Policy year, and surrender charges and any partial withdrawal fee is insufficient to pay the monthly deductions, the Policy may terminate.

WHO SHOULD PURCHASE THE POLICY?

The Policy is designed for individuals and businesses that have a need for death protection but who also desire to potentially increase the values in their policies through investment in the Investment Funds. The Policy offers the following to individuals:

..  create or conserve one's estate;

..  supplement retirement income; and

..  access to funds through loans and surrenders.

REPLACING EXISTING INSURANCE

If you currently own a variable life insurance policy on the life of (one of) the Insured(s), you should consider whether the purchase of the Policy is appropriate.

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. The Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure any exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

STATE VARIATIONS

Any state variations in the Policy are covered in a special policy form for use in that state. This prospectus provides a general description of the Policy. Your actual policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Service Office.

PURCHASES

APPLICATION FOR A POLICY

In order to purchase a Policy, you must submit an application to us that requests information about (both of) the proposed Insured(s). In some cases, we will ask for additional information. We may request that the proposed Insured(s) provide us with medical records or a physician's statement, or submit to a complete paramedical examination.

PREMIUMS

Before coverage begins under a Policy, the application and the premium must be in good order as determined by our administrative rules. You may receive a copy of a Policy before that time for examination but there will be no coverage. The minimum initial premium we accept is computed for you based on the Face Amount you request. Insurance coverage begins under a Policy as of the Issue Date. Policy Anniversaries, Policy years and Policy months are measured from the Issue Date.

The Policy is designed for the payment of subsequent premiums after payment of the initial premium. You can establish planned annual premiums. Each premium after the initial premium must be at least $10. All premiums must be paid at our Service Office. We accept premiums paid by check or cashier's check. We do not accept cash, money orders or traveler's checks. The Policy is not designed for professional market timing organizations, other entities, or persons using programmed, large, or frequent transfers.

If you establish a schedule of planned premiums, we will send you billing notices for these premium payments. A failure to pay such a premium payment will not itself cause the Policy to lapse. However, at the end of the first Policy year, your total premium payments must be greater than or equal to the minimum initial annual premium amount as shown on the specifications page of your Policy.

UNSCHEDULED PREMIUMS

You can make additional unscheduled premium payments at any time while the Policy is in force. However, in order to preserve the favorable tax status of the Policy, we may limit the amount of the premiums and may return any premiums that exceed the limits stated under the Internal Revenue Code.

If MetLife Investors receives a premium payment which would cause the death benefit to increase by an amount that exceeds the Net Premium portion of the payment, then MetLife Investors reserves the right to:

(1) refuse that premium payment, or

(2) require additional evidence of insurability before it accepts the premium.

Premiums can not be paid after the Insured attains age 100 with respect to the Single Life Policy, or after the younger Insured attains age 100 with respect to the Joint and Last Survivor Policy.

COMMUNICATIONS AND PAYMENTS

We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Service Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange -- even if due to our delay (such as a delay in answering your telephone call).

LAPSE AND GRACE PERIOD

During the first 5 Policy years, your Policy will not lapse even if the Cash Surrender Value of your Policy is insufficient to pay for the monthly deductions when:

.. the sum of all premiums paid on the Policy (reduced by any partial withdrawals and any outstanding loan balance) is at least equal to the sum of the No Lapse Monthly Premiums for the elapsed months since the Issue Date.

The No Lapse Monthly Premium is one twelfth of the No Lapse Annual Premium, which can be found on the specifications page of your Policy. The No Lapse Monthly Premium may be modified if you change your Face Amount, make a change in the premium class of the Insured(s) within 5 years of the Issue Date, or if there is an addition or deletion of a rider.

After the first 5 Policy years, lapse will occur if:

..  the Cash Surrender Value is not sufficient to cover the monthly deduction;
   and

..  a grace period expires without a sufficient premium payment.

When a Policy is about to terminate, the Policy provides a grace period in order for you to make a premium payment or a loan repayment to keep your Policy in force. The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is insufficient to meet the next monthly deduction. We will notify you and any assignee of record of the amount of additional premium that must be paid to keep the Policy from terminating. If we do not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If your Policy was issued in Florida, the Grace Period provisions may be different. Please refer to your Policy.

Even if you pay the No Lapse Premium throughout the No Lapse Period, the Cash Surrender Value at the end of the No Lapse Period may be insufficient to keep the Policy in force unless an additional premium payment is made at that time. The additional premium required may be significantly higher than the No Lapse Premium. If you pay only the No Lapse Premium, you may be foregoing the advantage of potentially building up a significant Cash Value.

If the Insured with respect to the Single Life Policy (or Last Insured with respect to the Joint and Last Survivor Policy) dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

REINSTATEMENT

If your Policy terminated at the end of a grace period, you can request that we reinstate it (restore your insurance coverage) anytime within 5 years after its termination. To reinstate your Policy you must:

..  submit a written request for reinstatement;

.. submit proof satisfactory to us that the Insured is still insurable with respect to the Single Life Policy (or that both of the Insureds are still insurable with respect to the Joint and Last Survivor Policy) at the risk class that applies for the latest Face Amount portion then in effect (with respect to the Joint and Last Survivor Policy, if only one Insured is alive on the date the Policy lapsed, you need only submit proof for the living Insured);

.. pay a Net Premium large enough to cover the monthly deductions that were due at the time of lapse and 2 times the monthly deduction due at the time of reinstatement; and

.. pay an amount large enough to cover any loan interest due and unpaid at the time of lapse.

The reinstatement date is the date we approve the application for reinstatement. The Cash Value of your Policy on the reinstatement date is equal to:

..  the amount of any Policy loan reinstated;

.. increased by the Net Premiums paid at reinstatement, any Policy loan paid at the time of reinstatement, and the amount of any surrender charge paid at the time of lapse;

.. decreased by any monthly deductions and loan interest due and unpaid at the time of lapse.

Upon reinstatement:

..  The Surrender Charge at the time of reinstatement will be the Surrender
   Charge in effect at the time of lapse. If only a portion of the coverage is reinstated then only the applicable portion of the Surrender Charge will be reinstated, and the Cash Value following reinstatement will be increased by the applicable portion of the Surrender Charge imposed at the time of lapse.

.. Following reinstatement, the No Lapse Period provision will again be applicable for any remaining portion of the No Lapse Period if sufficient premium is paid so that, as of the effective date of reinstatement, the sum of all premiums paid (reduced by any partial withdrawals and any outstanding loans), is greater than the No Lapse Monthly Premiums multiplied by the number of elapsed months since the Issue Date.

The Policy may not be reinstated if it has been surrendered or if the Insured, with respect to the Single Life Policy, or an Insured who was living at the time of lapse with respect to the Joint and Last Survivor Policy, dies before the reinstatement date. If a Policy is to be reinstated, it must be done prior to the Insured's (with respect to the Single Life Policy), or the younger Insured's (with respect to the Joint and Last Survivor Policy), Attained Age
100. There will be a full monthly deduction for the Policy month which includes the reinstatement date.

ALLOCATION OF PREMIUM

When we receive a premium from you, we deduct:

..  a Tax Charge for premium taxes and Federal taxes; and

..  a Sales Charge.

The premium less these charges is referred to as the Net Premium. Your Net Premium is allocated to the General Account or one or more of the Investment Funds, as selected by you.

When we issue you a Policy, we automatically allocate your initial Net Premium (and any other Net Premium received during the free look period) to the BlackRock Money Market Portfolio. Once the free look period expires, the Cash Value of your Policy is allocated to the General Account and/or the Investment Funds in accordance with your selections requested in the application. For any chosen allocation, the percentages must be in whole numbers and currently, our practice is to require that a minimum percentage of 1% of Net Premium be allocated. This allocation is not subject to the transfer fee provision.

CASH VALUE OF YOUR POLICY

The Cash Value equals the sum of the amounts in the General Account, the Investment Funds you have selected, and the Loan Account.

Please see your Policy for information regarding the method we use to determine the Cash Value of premium allocated to the General Account.

METHOD OF DETERMINING CASH VALUE OF AN INVESTMENT FUND

The value of your Policy will go up or down depending upon the investment performance of the Investment Fund(s) you choose and the charges and deductions made against your Policy.

The Cash Value of the Investment Funds is determined for each Valuation Period. When we apply your initial premium to an Investment Fund on the Investment Start Date, the Cash Value equals the Net Premium allocated to the Investment Fund, minus the monthly deduction(s) due from the Issue Date through the Investment Start Date. Thereafter, on each Valuation Date, the Cash Value in an Investment Fund will equal:

(1) The Cash Value in the Investment Fund on the preceding Valuation Date, multiplied by the Investment Fund's Net Investment Factor (defined below) for the current Valuation Period; plus

(2) Any Net Premium payments received during the current Valuation Period which are allocated to the Investment Fund; plus

(3) Any loan repayments allocated to the Investment Fund during the current Valuation Period; plus

(4) Any amounts transferred to the Investment Fund from the General Account or from another Investment Fund during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding loans which is allocated to the Investment Fund during the current Valuation Period; minus

(6) Any amounts transferred plus any transfer charges from the Investment Fund to the General Account, Loan Account, or to another Investment Fund during the current Valuation Period (including any transfer charges); minus

(7) Any partial withdrawals from the Investment Fund during the current Valuation Period; minus

(8) Any withdrawal due to a pro-rata surrender from the Investment Fund during the current Valuation Period; minus

(9) Any withdrawal transaction charge or surrender charges incurred during the current Valuation Period attributed to the Investment Fund in connection with a partial withdrawal or pro-rata surrender; minus

(10) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Investment Fund during the current Valuation Period to cover the Policy month which starts during that Valuation Period.

NET INVESTMENT FACTOR

The Net Investment Factor measures the investment performance of an Investment Fund during a Valuation Period. The Net Investment Factor for each Investment Fund for a Valuation Period is calculated as follows:

(1) The value of the assets at the end of the preceding Valuation Period; plus

(2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Investment Fund for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by us to be properly attributable to the Investment Funds, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Investment Fund; minus

(5) The mortality and expense risk charge equal to a percentage of the average net assets for each day in the Valuation Period (see "Charges"); divided by

(6) The value of the assets at the end of the preceding Valuation Period.

OUR RIGHT TO REJECT OR RETURN A PREMIUM PAYMENT

In order to receive the tax treatment for life insurance under the Internal Revenue Code (Code), a Policy must initially qualify and continue to qualify as life insurance under the Code. To maintain this qualification, we have reserved the right under the Policy to return any premiums paid which we have determined will cause the Policy to fail as life insurance. We also have the right to make changes in the Policy or to make a distribution to the extent we determine this is necessary to continue to qualify the Policy as life insurance. Such distributions may have current income tax consequences to you.

If subsequent premiums will cause your Policy to become a Modified Endowment Contract (MEC) we will contact you prior to applying the premium to your Policy. If you elect to have the premium applied, we require that you acknowledge in writing that you understand the tax consequences of a MEC before we will apply the premiums. (See "Federal Tax Status" for further discussion of the Policy's qualification as a life insurance contract under the Code and the consequences of being a MEC.) If mandated under other applicable federal or state law, we also may be required to return a premium payment.

THE SEPARATE ACCOUNT AND THE INVESTMENT FUNDS

METLIFE INVESTORS AND THE SEPARATE ACCOUNT

MetLife Investors Insurance Company (MetLife Investors or the Company), is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company whose principal office is located at 200 Park Avenue, New York, New York 10166. We are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. We established MetLife Investors Variable Life Account One (the Separate Account) to hold certain assets that underlie the Policies. The assets of the Separate Account are held in our name on behalf of the Separate Account and are not chargeable with liabilities arising out of any other business we may conduct. All income, gains, and losses (realized or unrealized) resulting from those assets are credited to or against the Separate Account without regard to our other income, gains and losses. We are obligated to pay all benefits under the Policies. The amount of the Policy's death benefit that exceeds the Policy's Cash Value is paid from the General Account. Death benefit amounts paid from the General Account are subject to the claims paying ability of the Company.

For Policies issued on or before December 31, 2002, General American Life Insurance Company, the former parent of MetLife Investors, agreed to ensure that MetLife Investors will have sufficient funds to meet its obligations under the Policies. In the event an Owner or Beneficiary of such a Policy presents a legitimate claim for payment, General American Life Insurance Company will pay such claim directly to the Owner or Beneficiary if MetLife Investors is unable to make such payment. This guarantee is enforceable against General American Life Insurance Company directly without any requirement that the Policy Owner or Beneficiary first file a claim against MetLife Investors. The guarantee agreement is binding on General American Life Insurance Company, its successors or assigns and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American Life Insurance Company's rating.


There are currently 30 Investment Funds available in connection with the Policy we are offering here. The Investment Funds are offered through two open-end, diversified management investment companies: (1) Met Investors Series Trust and
(2) Metropolitan Series Fund, Inc.

PURCHASERS SHOULD READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING. COPIES OF THE PROSPECTUSES FOR THE INVESTMENT FUNDS WILL ACCOMPANY OR PRECEDE THE DELIVERY OF YOUR POLICY. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING OR WRITING TO US AT: METLIFE INVESTORS INSURANCE COMPANY, SERVICE OFFICE, P.O. BOX 990059, HARTFORD, CT 06199-0059, (877) 357-4419. CERTAIN
PORTFOLIOS CONTAINED IN THE INVESTMENT FUND PROSPECTUSES MAY NOT BE AVAILABLE WITH YOUR POLICY.

The investment objectives and policies of certain of the Investment Funds are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisers or sub-advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Funds may be higher or lower than the results of such other mutual funds. The investment advisers or sub-advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Funds have the same investment advisers or sub-advisers.

An Investment Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. An Investment Fund may not experience similar performance as its assets grow.


Met Investors Advisory, LLC (Met Investors Advisory), an affiliate of MetLife Investors, is the investment manager of the Met Investors Series Trust. MetLife Advisers, LLC (MetLife Advisers), an affiliate of MetLife Investors, is the investment adviser to the Metropolitan Series Fund, Inc. Met Investors Advisory and MetLife Advisers have each engaged sub-advisers to provide investment advice and make day-to-day investment decisions for the individual portfolios. The sub-adviser and investment objective of each of the Investment Funds available under the Policy are as follows:

MET INVESTORS SERIES TRUST                  ADVISER: MET INVESTORS ADVISORY, LLC



Investment Fund                          Sub-Adviser             Investment Objective
---------------------------------------------------------------------------------------------------------------

Clarion Global Real Estate Portfolio     ING Clarion Real Estate Total return through investment in real estate
                                         Securities, L.P./1/     securities, emphasizing both capital
                                                                 appreciation and current income.

Harris Oakmark International Portfolio   Harris Associates L.P.  Long-term capital appreciation.

Lazard Mid Cap Portfolio                 Lazard Asset            Long-term growth of capital.
                                         Management LLC

Legg Mason Partners Aggressive Growth    ClearBridge Advisors,   Capital appreciation.
Portfolio                                LLC

Legg Mason Value Equity Portfolio        Legg Mason Capital      Long-term growth of capital.
                                         Management, Inc.

Loomis Sayles Global Markets Portfolio   Loomis, Sayles &        High total investment return through a
                                         Company, L.P.           combination of capital appreciation and
                                                                 income.

Lord Abbett Bond Debenture Portfolio     Lord, Abbett & Co. LLC  High current income and the opportunity for capital appreciation to produce a high total
                                                                 return.

Lord Abbett Growth and Income Portfolio  Lord, Abbett & Co. LLC  Long-term growth of capital and income without excessive fluctuation in market
                                                                 value.

Met/AIM Small Cap Growth Portfolio       Invesco Aim Capital     Long-term growth of capital.
                                         Management, Inc.

MFS(R) Emerging Markets Equity Portfolio Massachusetts Financial Capital appreciation.
                                         Services Company

MET INVESTORS SERIES TRUST                  ADVISER: MET INVESTORS ADVISORY, LLC



Investment Fund                            Sub-Adviser             Investment Objective
----------------------------------------------------------------------------------------------------------------

MFS(R) Research International Portfolio    Massachusetts Financial Capital appreciation.
                                           Services Company

Oppenheimer Capital Appreciation Portfolio OppenheimerFunds, Inc.  Capital appreciation.

PIMCO Inflation Protected Bond Portfolio   Pacific Investment      Maximum real return, consistent with
                                           Management Company      preservation of capital and prudent
                                           LLC                     investment management.

PIMCO Total Return Portfolio               Pacific Investment      Maximum total return, consistent with the
                                           Management Company      preservation of capital and prudent
                                           LLC                     investment management.

RCM Technology Portfolio                   RCM Capital             Capital appreciation; no consideration is
                                           Management LLC          given to income.

T. Rowe Price Mid Cap Growth Portfolio     T. Rowe Price           Long-term growth of capital.
                                           Associates, Inc.

Third Avenue Small Cap Value Portfolio     Third Avenue            Long-term capital appreciation.
                                           Management LLC

Turner Mid Cap Growth Portfolio            Turner Investment       Capital appreciation.
                                           Partners, Inc.

Van Kampen Comstock Portfolio              Morgan Stanley          Capital growth and income.
                                           Investment Management,
                                           Inc.

MetLife Defensive Strategy Portfolio       N/A                     A high level of current income with growth
                                                                   of capital a secondary objective.

MetLife Moderate Strategy Portfolio        N/A                     High total return in the form of income and
                                                                   growth of capital, with a greater emphasis on
                                                                   income.

MetLife Balanced Strategy Portfolio        N/A                     A balance between a high level of current
                                                                   income and growth of capital with a greater
                                                                   emphasis on growth of capital.

MetLife Growth Strategy Portfolio          N/A                     Growth of capital.

MetLife Aggressive Strategy Portfolio      N/A                     Growth of capital.


METROPOLITAN SERIES FUND, INC.                    ADVISER: METLIFE ADVISERS, LLC


Investment Fund                        Sub-Adviser              Investment Objective
------------------------------------------------------------------------------------------------------------

BlackRock Money Market Portfolio/2/    BlackRock Advisors,      High level of current income consistent with
                                       LLC                      preservation of capital.

Davis Venture Value Portfolio          Davis Selected Advisers, Growth of capital.
                                       L.P./3/

Harris Oakmark Focused Value Portfolio Harris Associates L.P.   Long-term capital appreciation.

Jennison Growth Portfolio              Jennison Associates LLC  Long-term growth of capital.

Investment Fund                          Sub-Adviser           Investment Objective
---------------------------------------------------------------------------------------------------------

MetLife Stock Index Portfolio            MetLife Investment    To equal the performance of the Standard &
                                         Advisors Company, LLC Poor's 500 Composite Stock Price Index.

Western Asset Management U.S. Government Western Asset         Maximize total return consistent with
Portfolio                                Management Company    preservation of capital and maintenance of
                                                               liquidity.
---------------------------------------------------------------------------------------------------------



/1/ Prior to April 28, 2008, Neuberger Berman Management, Inc. was the sub-adviser to this Portfolio.
/2/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.
/3/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.


Shares of the Investment Funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain Investment Funds may also be sold directly to qualified plans. The Funds believe that offering their shares in this manner will not be disadvantageous to you.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE INVESTMENT FUNDS


We do not receive compensation from any of the advisers or sub-advisers of any of the Portfolios of the Met Investors Series Trust or the Metropolitan Series Fund, Inc. (or their affiliates) for administrative or other services relating to the Portfolios. However, we and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment advisers, MetLife Advisers, LLC and Met Investors Advisory, LLC, which are organized as limited liability companies. Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from an Investment Fund. We will benefit accordingly from assets allocated to the Investment Funds to the extent they result in profits to the advisers. (See "Fee Tables -- Annual Investment Fund Operating Expenses" for information on the management fees paid to the advisers and the Statement of Additional Information for the Investment Funds for information on the management fees paid by the adviser to sub-advisers.) Additionally, an investment adviser or sub-adviser of an Investment Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or other affiliate) with increased access to persons involved in the distribution of the Policies.


SELECTION OF THE INVESTMENT FUNDS


We select the Investment Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Fund's adviser or sub-adviser is one of our affiliates or whether the Investment Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Investment Funds periodically and may remove an Investment Fund or limit its availability to new premium payments and/or transfers of cash value if we determine that the Investment Fund no longer meets one or more of the selection criteria, and/or if the Investment Fund has not attracted significant allocations from Policy Owners. We may include Investment Funds based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Investment Funds they recommend and may benefit accordingly from the allocation of cash value to such Investment Funds.


WE DO NOT PROVIDE INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR INVESTMENT FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE INVESTMENT FUNDS YOU HAVE CHOSEN.

SUBSTITUTION AND LIMITATIONS ON FURTHER INVESTMENTS

We may, without your consent, add additional Investment Funds that may have different fees and expenses. You may be permitted to allocate additional premium payments and/or transfer Cash Value to the additional Investment Fund(s). However, the right to make any allocation or transfer will be limited by any terms and conditions in effect at the time of the allocation or transfer.

If investment in the Investment Funds or a particular Investment Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any other reason in our sole discretion, we may substitute another Investment Fund or Investment Funds without your consent. The substituted Investment Fund(s) may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Investment Funds to allocations of premiums or Cash Value, or both, at any time in our sole discretion.

If automatic allocations (such as dollar cost averaging or portfolio rebalancing) are being made to an Investment Fund that is closed, and if you do not give us other instructions, then any amounts that would have gone into the closed Investment Fund will be allocated to the BlackRock Money Market Portfolio.

In addition, we may decide to operate the Separate Account as a management company under the Investment Company Act of 1940, deregister the Separate Account under that Act in the event registration is no longer required, combine the Separate Account with other separate accounts, or transfer Separate Account assets to other separate accounts.

VOTING

In accordance with our view of present applicable law, we will vote the shares of the Investment Funds at special meetings of shareholders in accordance with instructions received from Owners having a voting interest. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. We will vote shares we own in the same proportion as we vote shares for which we have received instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote. The Funds do not hold regular meetings of shareholders.

If the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

The voting interests of an Owner in the Investment Funds will be determined as follows: Owners may cast one vote for each $100 of Account Value of a Policy which is allocated to an Investment Fund on the record date. Fractional votes are counted.

The number of shares which a person has a right to vote will be determined as of the date to be chosen by us not more than sixty (60) days prior to the meeting of the Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to such meeting.

Each Owner having such a voting interest will receive periodic reports relating to the Investment Funds in which he or she has an interest, proxy material and a form with which to give such voting instructions.

TRANSFERS

At your request to our Service Office, we will transfer amounts in your Policy from any Investment Fund to another Investment Fund, or to and from the General Account (subject to restrictions). The minimum amount that can be transferred is the lesser of the minimum transfer amount (currently $500), or the total value in an Investment Fund or the General Account. You can make twelve transfers or partial withdrawals in a Policy year without charge. We may charge a transfer fee of $25 for additional transfers in a Policy year. Transfers resulting from Policy loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy year.

The maximum amount you can transfer from the General Account in any Policy year is the greater of:

(a) 25% of a Policy's Cash Surrender Value in the General Account at the beginning of the Policy year, or

(b) the previous Policy year's General Account maximum withdrawal amount, not to exceed the total Cash Surrender Value of the Policy.

We are not currently imposing these restrictions, but we reserve the right to do so.

Frequent requests from Policy Owners to transfer cash value may dilute the value of an Investment Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Investment Fund and the reflection of that change in the Investment Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Investment Funds and may disrupt portfolio management strategy, requiring an Investment Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Investment Funds, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (E.G., beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Investment Funds (I.E., the Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Loomis Sayles Global Markets Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS Emerging Markets Equity Portfolio, MFS Research International Portfolio and Third Avenue Small Cap Value Portfolio) and we monitor transfer activity in those Investment Funds (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Investment Fund, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and
(3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Investment Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Investment Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Investment Funds, we rely on the underlying Investment Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Investment Funds under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. Transfers made under the dollar cost averaging or rebalancing program are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Investment Funds that we believe are susceptible to arbitrage trading or the determination of transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Investment Funds and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Investment Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Investment Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Investment Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Investment Funds, we have entered into a written agreement, as required by SEC regulation, with each Investment Fund or its principal underwriter that obligates us to provide to the Investment Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Investment Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Investment Fund.

In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Investment Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Investment Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Investment Funds (and thus Policy Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Investment Funds. If an Investment Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Investment Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Investment Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Investment Fund prospectuses for more details.

DOLLAR COST AVERAGING

Dollar cost averaging is a program which enables you to allocate specified dollar amounts from the BlackRock Money Market Portfolio to other Investment Funds on a monthly basis. By allocating amounts on a monthly basis, you may be less susceptible to the impact of market fluctuations.

Dollar cost averaging may be selected by completing the proper forms. The minimum transfer amount is $100. The minimum amount that can be allocated to an Investment Fund is 5% of the amount transferred. You can elect to participate in this program at any time by properly completing the dollar cost averaging election form.

Dollar cost averaging will terminate when any of the following occurs:

1) the value of the BlackRock Money Market Portfolio is completely depleted; or

2) you request termination in writing.

There is no current charge for dollar cost averaging but we reserve the right to charge for this program in the future. Transfers made under dollar cost averaging do not count against the total of 12 transfers allowed without charge in a Policy year. Dollar cost averaging cannot be used simultaneously with the portfolio rebalancing program.

PORTFOLIO REBALANCING

Over time, Cash Value in the General Account and the Investment Funds will accumulate at different rates as a result of different investment returns. You may direct us to automatically restore the balance of the Cash Value in the General Account and in the Investment Funds to the percentages determined in advance. There are two methods of rebalancing available -- periodic and variance.

PERIODIC REBALANCING. Under this option you elect a frequency (monthly, quarterly, semiannually or annually), measured from the Policy Anniversary. On each date elected, we will rebalance the Investment Funds and/or General Account to reallocate the Cash Value according to the investment percentages you elected.

VARIANCE REBALANCING. Under this option you elect a specific allocation percentage for the General Account and each Investment Fund. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than five percent. You also elect a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific Investment Funds and/or the General Account from being rebalanced. On each Monthly Anniversary we will review the current balances to determine whether any Investment Fund balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage. If any Investment Fund is outside of the variance range, we will generate transfers to rebalance all of the specified Investment Funds and/or the General Account back to the predetermined percentages.

Transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed in a Policy year before a charge is applied.

You may elect either method of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in force Policy, or may cancel it, by submitting a change form acceptable to us.

We reserve the right to suspend portfolio rebalancing at any time on any class of policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy year in accordance with our administrative rules. Portfolio rebalancing cannot be used simultaneously with the dollar cost averaging program.

DESCRIPTION OF THE METLIFE ASSET ALLOCATION PROGRAM

The MetLife Asset Allocation Program consists of the following five MetLife asset allocation portfolios, each of which is a portfolio of the Met Investors Series Trust. Met Investors Advisory is the investment manager of the MetLife asset allocation portfolios.

MetLife Defensive Strategy Portfolio
MetLife Moderate Strategy Portfolio
MetLife Balanced Strategy Portfolio
MetLife Growth Strategy Portfolio
MetLife Aggressive Strategy Portfolio

Each Portfolio is well diversified and was designed on established principles of asset allocation and risk tolerance. Each Portfolio invests substantially all of its assets in the Class A shares of other investment portfolios of the Met Investors Series Trust or of the Metropolitan Series Fund, Inc., which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable. Each Portfolio has a target allocation among the three types of asset classes (equity, fixed income and cash/money market). Met Investors Advisory establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the underlying investment portfolios in which a Portfolio invests based on, among other things, Met Investors Advisory's investment process, its outlook for the economy, interest rates, financial markets and historical performance of each underlying investment portfolio and/or asset class. At least annually, Met Investors Advisory will evaluate each Portfolio's asset allocations among equities, fixed income and cash/money market securities including the allocation within such asset classes and may make changes in the target allocations. Approximately every 90 days, the Portfolios will be rebalanced to their previously established target allocations. (See the Investment Fund prospectuses for a description of the target allocations.)

Met Investors Advisory has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Portfolios and investment in the underlying investment portfolios, which may assist Met Investors Advisory in determining the underlying investment portfolios which may be available for investment and with the selection of an allocation of each Portfolio's investments among the underlying investment portfolios. Met Investors Advisory is responsible for paying the consulting fees.

DEATH BENEFIT

The amount of the death benefit depends on:

..  the Face Amount of your Policy;

.. the death benefit option in effect at the time of the Insured's death with respect to the Single Life Policy (or, with respect to the Joint and Last Survivor Policy, the Last Insured's death); and

..  under some circumstances the Cash Value of your Policy.

The actual amount we will pay the Beneficiary will be reduced by any Indebtedness, cost of insurance and any other charges that may be due.

The minimum face amount of insurance that we offer is $50,000 with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, $100,000. The initial Face Amount and the death benefit option in effect on the Issue Date are shown on the specifications page of your Policy. There are three death benefit options available under your Policy.

OPTION A. The amount of the death benefit under Option A is the greater of:

..  the Face Amount; or

.. the Cash Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy) multiplied by the applicable multiple percentage shown in the "Applicable Percentage of Cash Value Table For Insureds Less than Age 100" with respect to the Single Life Policy and, with respect to the Joint and Last Survivor Policy, in the "Applicable Percentage of Cash Value Table For Younger Insureds Less than Age 100", shown below.

OPTION B. The amount of the death benefit under Option B is the greater of:

.. the Face Amount plus the Cash Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy); or

.. the Cash Value of your Policy on the date of the Insured's death multiplied by the applicable multiple percentage shown in the "Applicable Percentage of Cash Value Table For Insureds Less than Age 100", with respect to the Single Life Policy and, with respect to the Joint and Last Survivor Policy, in the "Applicable Percentage of Cash Value Table For Younger Insureds Less than Age 100", shown below.

                               Single Life Policy
                    -----------------------------------------
                    Applicable Percentage of Cash Value Table
                         For Insureds Less Than Age 100
                    -----------------------------------------
                                          Policy Cash Value
                    Insured Person's Age  Multiple Percentage
                    -----------------------------------------
                        40 or under              250%
                        45                       215%
                        50                       185%
                        55                       150%
                        60                       130%
                        65                       120%
                        70                       115%
                        75 to 90                 105%
                        95 to 99                 101%

                         Joint and Last Survivor Policy
                ------------------------------------------------
                   Applicable Percentage of Cash Value Table
                     For Younger Insureds Less Than Age 100
                ------------------------------------------------
                                             Policy Cash Value
                Younger Insured Person's Age Multiple Percentage
                ------------------------------------------------
                        40 or under                 250%
                        45                          215%
                        50                          185%
                        55                          150%
                        60                          130%
                        65                          120%
                        70                          115%
                        75 to 90                    105%
                        95 to 99                    101%

For ages that are not shown in this table the applicable percentage multiples will decrease by a ratable portion for each full year.

OPTION C. The amount of the death benefit under Option C is the greater of:

..  the Face Amount; or

.. the Cash Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy) multiplied by the applicable factor from the Table of Attained Age Factors shown in your Policy.

If your Policy is in force after the Insured's Attained Age is 100 with respect to the Single Life Policy (or after the Younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), then the Death Benefit will be 101% of the Policy's Cash Value unless the state where your Policy was issued provides otherwise.

So long as the Policy remains in force, prior to the Insured's Attained Age 100 with respect to the Single Life Policy (or the younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), the minimum death benefit will be at least the current Face Amount.

At the time of application for a Policy, you designate a Beneficiary who is the person or persons who will receive the death proceeds. You can change your Beneficiary unless you have designated an irrevocable Beneficiary. The Beneficiary does not have to be a natural person.

CHANGE OF DEATH BENEFIT

If the Policy was issued with either death benefit Option A or death benefit Option B, the death benefit option may be changed unless your Policy was issued in Florida. A Policy issued under death benefit Option C may not be changed for the entire lifetime of the Policy. Similarly, a Policy issued under either death benefit Option A or B may not change to death benefit Option C for the lifetime of the Policy. A request for change must be made to us in writing. The Effective Date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

A death benefit Option A Policy may be changed to have death benefit Option B. The Face Amount will be decreased to equal the death benefit less the Cash Value on the Effective Date of the change. Satisfactory evidence of insurability as of the date of the change must be submitted to us in connection with a request for a change from death benefit Option A to death benefit Option
B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount. A Surrender Charge will apply to any decrease in Face Amount. (See "Charges.")

A death benefit Option B Policy may be changed to have death benefit Option A. The Face Amount will be increased to equal the death benefit on the Effective Date of the change.

You may make a change in death benefit option only after the first Policy year, and only if you have not made another Policy change during the Policy year. A change in death benefit option may have Federal income tax consequences.

CHANGE IN FACE AMOUNT

Subject to certain limitations set forth below, you may decrease (or increase with respect to the Single Life Policy) the Face Amount of a Policy once each Policy year after the first Policy year if you have not made another Policy change during the Policy year. A written request is required for a change in the Face Amount. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. A change in the Face Amount of a Policy may have Federal income tax consequences.

Any change in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by us. The amount of a requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount. The decrease for the Single Life Policy will reduce the Face Amount as follows: (a) the Face Amount provided by the most recent increase; (b) Face Amounts provided by the next most recent increases, successively; and (c) the Face Amount when the Policy was issued. A Surrender Charge will apply to any decrease in Face Amount. (See "Charges.") If you decrease the Face Amount and the Policy does not comply with the maximum premium limitations required by Federal tax law, the decrease may be limited or the Cash Value may be returned to you (at your election), to the extent necessary to meet these requirements.

With respect to the Single Life Policy, if you want to increase the Face Amount, you must submit proof that the Insured is insurable by our standards on the date the requested increase is submitted and the Insured must have an Attained Age not greater than age 80 on the Policy anniversary that the increase will become effective. An increase must be for at least $5,000.

You can cancel an increase in Face Amount within 20 days after you receive the new Policy specifications page for the increase (or whatever period is required in your state) or the 45th day after you sign the application for the increase, whichever period ends later. The monthly deductions associated with the increase will be restored to the Policy's Cash Value. This amount will be allocated to the General Account and the Investment Funds in the same manner as it was deducted. The request to cancel the increase must be in writing.

ACCESS TO YOUR MONEY

POLICY LOANS


We will loan money to you at the loan interest rate we establish. As of the date of this prospectus, the request by you for a loan must be in writing. However, you should contact our Service Office for our current loan procedures. We will process your loan request upon receipt at our Service Office.


You may borrow an amount up to the loan value of the Policy. The loan value is:

..  the Cash Value of the Policy at the date of the loan request; less

..  interest to the next loan interest due date; less

..  anticipated monthly deductions to the next loan interest due date; less

..  any existing loan; less

..  any surrender charge; plus

.. interest expected to be earned on the loan balance to the next loan interest due date.

The minimum amount that you can borrow is $500 (in some states this amount may be less). The loan may be completely or partially repaid at any time while the Insured is living with respect to the Single Life Policy, or, with respect to the Joint and Last Survivor Policy, while either Insured is living. When a Policy loan is made, we will deduct Cash Value from your Policy equal to the amount of the loan, plus interest due and place it in the Loan Subaccount as security for the loan. This Cash Value amount is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy loan ("the borrowing rate"). The Cash Value that we use as security will accrue interest daily at an annual earnings rate of 4%.

Unless the Owner requests a different allocation, the Cash Value amount used as security for the loan will be transferred from the Investment Funds and the General Account on a pro-rata basis to the Loan Account. This will reduce the Policy's Cash Value in the General Account and the Investment Fund(s). These transactions will not be considered transfers for purposes of the limitations on transfers between Investment Funds or to or from the General Account.

A Policy loan, whether or not repaid, will have a permanent effect on the death benefits and Policy values because the values transferred to the Loan Account will not share in the investment results of the Investment Funds while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Funds and/or the General Account, the values and benefits under the Policy will be reduced as a result of the loan. In addition, if the Indebtedness exceeds the Cash Value minus the surrender charge on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See "Purchases -- Lapse and Grace Period".) A lapse of the Policy with a loan outstanding may have Federal income tax consequences (see "Federal Tax Status").

Interest credited to the Cash Value held in the Loan Subaccount as security for the loan will be allocated on Policy anniversaries to the General Account and the Investment Funds. The interest credited will also be transferred: (1) when a new loan is made; (2) when a loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

Policy loans may have Federal income tax consequences, in particular, Policy loans outstanding after the tenth Policy year (see "Federal Tax Status").

LOAN INTEREST CHARGED

The maximum borrowing rate we may charge for a Policy loan is as follows:

                        For Loans          Annual
                        Outstanding During Interest Rate
                        ------------------ -------------
                        Policy Years 1-10      4.50%
                        Policy Years 11-20     4.25%
                        Policy Years 21+       4.15%

The current borrowing rate is 4.50% in Policy years 1-10, 4.25% in Policy years 11-20 and 4.00% in Policy year 21 and thereafter.

Policy loan interest is due and payable annually on each Policy anniversary. However, if the Policy is terminated, the loan is repaid in full, or the loan plus loan interest accrued exceeds the Cash Surrender Value, accrued loan interest will be due at that time. If you do not pay the interest when it is due, the unpaid loan interest will be deducted from the General Account and the Investment Funds on a pro-rata basis and added to the outstanding Indebtedness in the Loan Account as of the due date. You will be charged interest at the same rate as the rest of the Indebtedness. Loan interest is payable in arrears.

SECURITY

The Policy will be the only security for the loan.

REPAYING POLICY DEBT

You may repay the loan at any time prior to the death of the Insured with respect to the Single Life Policy (or, with respect to the Joint and Last Survivor Policy, the death of the Last Insured) and as long as the Policy is in force. Any Indebtedness outstanding will be deducted before any benefit proceeds are paid or applied under a payment option.

Repayments will be allocated to the General Account and the Investment Funds based on how the Cash Value used for security was allocated. Unpaid loans and loan interest will be deducted from any settlement of your Policy.

Any payments received from you will be applied as premiums, unless you clearly request in writing that it be used as repayment of Indebtedness. We will process your loan repayment upon receipt at our Service Office.

PARTIAL WITHDRAWALS


After the first Policy year, you may make partial withdrawals from the Policy's Cash Surrender Value. As of the date of this prospectus, your request must be in writing. However, you should contact our Service Office for our current partial withdrawal procedures. Each Policy year you are allowed 12 free partial withdrawals. For each partial withdrawal after 12, we may impose a $25 fee. We will process your partial withdrawal request upon receipt at our Service Office. A partial withdrawal may be subject to a surrender charge and have Federal income tax consequences.


The minimum amount of a partial withdrawal request, net of any applicable fees and surrender charges, is the lesser of:

a) $500 from an Investment Fund or the General Account; or

b) the Policy's Cash Value in an Investment Fund or the General Account.

For Policies issued in Idaho, there are no minimum amount requirements for partial withdrawals from the General Account.

Partial withdrawals made during a Policy year are subject to the following limitations. The maximum amount that may be withdrawn from an Investment Fund each Policy year is the Policy's Cash Value net of any applicable surrender charges and fees in that Investment Fund. The total partial withdrawals and transfers from the General Account over the Policy year may not exceed a maximum amount equal to the greater of the following:

(1) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy year; or

(2) the previous Policy year's maximum amount.

We are not currently imposing these restrictions, but we reserve the right to do so.

You may allocate the amount withdrawn plus any applicable surrender charges and fees, subject to the above conditions, among the Investment Funds and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Investment Funds and the General Account in the same proportion that the Policy's Cash Value in each Investment Fund and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date of the partial withdrawal. If the limitations on withdrawals from the General Account will not permit this pro-rata allocation, you will be requested to provide an alternate allocation.

No amount may be withdrawn that would result in there being insufficient Cash Value to meet any surrender charge and applicable fees that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value.

The death benefit will be affected by a partial withdrawal, unless the withdrawal is made under the terms of an anniversary partial withdrawal rider. If death benefit Option A or death benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal plus the applicable surrender charge. The Surrender Charge will be allocated among the General Account and the Investment Funds in the same proportion that the partial withdrawal was allocated among the General Account and the Investment Funds. If the death benefit is based on a percentage of the Cash Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charge and fees exceeds the difference between the death benefit and the Face Amount. For the Single Life Policy, the Face Amount will be decreased in the following order: (1) the Face Amount at issue, excluding riders; and (2) any increases in the same order in which they were issued. If death benefit Option B is in effect, the Face Amount will not change.

The Face Amount remaining in force after a partial withdrawal (excluding riders) may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. We may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.

PRO-RATA SURRENDER

After the first Policy year, upon written request to us, you can make a Pro-Rata Surrender of the Policy. We will process your Pro-Rata Surrender request upon receipt at our Service Office. The Pro-Rata Surrender will reduce the Face Amount and the Cash Value by a percentage chosen by you. This percentage must be any whole number. A Pro-Rata Surrender may have Federal income tax consequences. The percentage will be applied to the Face Amount and the Cash Value on the Monthly Anniversary on or following our receipt of the request. For the Single Life Policy, the decrease will reduce the Face Amount in the following order:

(a) the Face Amount provided by the most recent increase;

(b) Face Amounts provided by the next most recent increases, successively; and

(c) the Face Amount when the Policy was issued.

You may allocate the amount of decrease in Cash Value plus any applicable surrender charge and fees among the Investment Funds and the General Account. If no allocation is specified, then the decrease in Cash Value and any applicable surrender charge and fees will be allocated among the Investment Funds and the General Account in the same proportion that the Policy's Cash Value in each Investment Fund and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for Pro-Rata Surrender is received.

A Pro-Rata Surrender cannot be processed if it will reduce the Face Amount below the minimum Face Amount of the Policy. No Pro-Rata Surrender will be processed for more Cash Surrender Value than is available on the date of the Pro- Rata Surrender. A cash payment will be made to you for the amount of Cash Value reduction less any applicable surrender charges and fees.

Pro-Rata Surrenders may affect the way in which the cost of insurance charge is calculated and the amount of the pure insurance protection afforded under the Policy.

FULL SURRENDERS

To effect a full surrender, either the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of loss, which is available from us. We will process your surrender request upon receipt of this documentation at our Service Office. Upon surrender, we will pay the Cash Surrender Value to you in a single sum. We will determine the Cash Surrender Value as of the date that we receive your written request at our Service Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender. The Insured (or, with respect to the Joint and Last Survivor Policy, the Last Insured) must be living at the time of a surrender. A surrender may have Federal income tax consequences. See "Federal Tax Status." If you surrender the Policy within the first few years after its purchase or, for the Single Life Policy, within the first few years after an increase in Face Amount, there may be little or no Cash Surrender Value after the deduction of surrender charges.

OTHER INFORMATION

THE GENERAL ACCOUNT

We own the assets in our General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the General Account's assets.

While your Policy provides for limitations on allocations to the General Account, our current practice is not to limit allocations to the General Account.

We have not registered the General Account or any interests therein with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the General Account.

DISTRIBUTION


We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), 5 Park Plaza, Suite 1900, Irvine, California 92614, for the distribution of the Policies. Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org. We and Distributor have entered into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies. We pay compensation to Distributor for sales of the Policies by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the Policies. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

All selling firms receive commissions. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. A selling firm or sales representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

We and Distributor currently pay selling firms commissions of up to 90% of Target Premium and 3.0% of premiums paid in excess of Target Premium in Policy year 1. In renewal years, the commissions will equal up to 2.0% of premiums paid in Policy years 2-10 and 1.0% of premiums paid in Policy years 11 and beyond.

We and/or Distributor may also make bonus payments to selling firms, in the following amounts: up to 20% of Target Premium and 1.0% of premium paid in excess of Target Premium in Policy year 1; and 1.0% of all premiums paid thereafter.


We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we and Distributor pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of our variable annuity and insurance products (including the Policies). Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor have entered into preferred distribution arrangements with our affiliates Tower Square Securities, Inc. and Walnut Street Securities, Inc., and with the unaffiliated selling firms listed in the Statement of Additional Information. We and Distributor may enter into similar arrangements with our other affiliates New England Securities Corporation and MetLife Securities, Inc. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to Owners or the Separate Account.

The Statement of Additional Information contains additional information about the compensation paid for sale of the Policies.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

SUSPENSION OR DELAY OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone any payments or transfers from the Separate Account for any period when:

1) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2) trading on the New York Stock Exchange is restricted as determined by the SEC;

3) an emergency exists as determined by the SEC as a result of which disposal of shares of the Investment Funds is not reasonably practicable or we cannot reasonably value the shares of the Investment Funds;

4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may defer the portion of any transfer, amount payable or surrender, or Policy Loan from the General Account for not more than 6 months. If we defer payment for 30 days or more, we will pay interest at the rate of 2.50% per year for the period of deferment. No payment from the General Account to pay premiums on the Policy will be deferred.

We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

OWNERSHIP

OWNER. The Insured is the Owner of the Single Life Policy (and the Insureds jointly are the Owner of the Joint and Last Survivor Policy) unless another person or entity is shown as the Owner in the application. The Owner is entitled to all rights provided by the Policy. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not the Insured with respect to the Single Life Policy (or with respect to the Joint and Last Survivor Policy, is not one or both of the Insureds), the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die.

BENEFICIARY. The Beneficiary is the person(s) or entity you name to receive any death proceeds. The Beneficiary is named at the time the Policy is issued unless changed at a later date. You can name a contingent Beneficiary prior to the death of the Insured with respect to the Single Life Policy (or, the death of the Last Insured, with respect to the Joint and Last Survivor Policy). Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the Insured dies with respect to the Single Life Policy or, before the Last Insured dies, with respect to the Joint and Last

Survivor Policy. If there is an irrevocable Beneficiary, all Policy changes except premium allocations and transfers require the consent of the Beneficiary.

Primary and contingent Beneficiaries are as named in the application, unless you make a change. To change a Beneficiary, you must submit a written request to us. We may require the Policy to record the change. The request will take effect when signed, subject to any action we may take before receiving it. If you are also the Beneficiary at the time of the Insured's death, you may designate some other person to receive the proceeds of the Policy within 60 days after the Insured's death.

One or more irrevocable Beneficiaries may be named.

If a Beneficiary is a minor, we will make payment to the guardian of his or her estate. We may require proof of age of any Beneficiary.

Proceeds payable to a Beneficiary will be free from the claims of creditors, to the extent allowed by law.

ASSIGNMENT. You can assign the Policy. A copy of any assignment must be filed with our Service Office. We are not responsible for the validity of any assignment. If you assign the Policy, your rights and those of any revocably-named person will be subject to the assignment. An assignment will not affect any payments we may make or actions we may take before such assignment has been recorded at our Service Office. This may be a taxable event. You should consult a tax adviser if you wish to assign the Policy.

CONVERSION RIGHTS

While the Policy is in force, you have a one time right during the first two Policy years to transfer all of the Cash Value from the Investment Funds to the General Account.

If, at any time during the first two Policy years, you request in writing the transfer of the value held in the Investment Funds to the General Account and you indicate that you are making this transfer in exercise of your conversion rights, the transfer will not be subject to a transfer charge or transfer limits, if any. At the time of such transfer, there will not be any effect on the Policy's death benefit, Face Amount, net amount at risk, rate class, or Issue Age.

If you exercise your one time conversion right, we will automatically allocate all future Net Premiums to the General Account.

ADDITIONAL BENEFITS

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy rider should be consulted. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Separate Account. In addition, certain riders may not be available in your state. The cost of any additional riders will be determined in accordance with the rider and shown on the specifications page of your Policy and will be deducted as part of the monthly deduction from the Policy's Cash Value. (See
"Charges -- Charge for Additional Benefit Riders".) Certain restrictions may apply and are described in the applicable rider.

The term riders discussed below permit you, by purchasing term insurance, to increase your insurance coverage. Term riders have no surrenderable cash value. If you seek to reduce the overall cost of your insurance protection, it is generally to your economic advantage to include a portion of your insurance coverage under a Supplemental Coverage Term Rider. Current charges for the Rider are lower than for the base Policy in the first ten Policy years.

Reductions in or elimination of term rider coverage do not trigger a surrender charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Separate Account and usually increase with the age of the covered individual. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

Anniversary Partial Withdrawal Rider -- This rider allows the Owner to withdraw up to 15% of the Policy's Cash Surrender Value on any Policy anniversary without reducing the Face Amount. Partial withdrawals may have tax consequences. (See "Federal Tax Status.")

Lifetime Coverage Rider -- This rider provides the continuation of the Policy's Face Amount beyond age 100, provided the Policy remains in force to age 100 with a positive Cash Surrender Value. If the Policy is in force after the Insured's Attained Age 100 (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy), the death benefit will be the greater of the Face Amount or 101% of the Cash Value. The tax consequences of continuing the Policy beyond the Insured's 100th year (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy) are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy).

Secondary Guarantee Rider -- This rider guarantees that if, during the secondary guarantee period, the sum of all premiums paid on the Policy, reduced by any partial withdrawals and any outstanding loan balance, is greater than or equal to the sum of the secondary guarantee premiums required since the Issue Date, the Policy will not lapse as a result of a Cash Value less any loans, loan interest due, and any surrender charge being insufficient to pay the monthly deduction.

The secondary guarantee period is the lesser of twenty Policy years, or the number of Policy years until the Insured reaches Attained Age 70. For Policies issued after Attained Age 60, the secondary guarantee period is ten Policy years.

Supplemental Coverage Term Rider -- This rider provides level term insurance on the life of the Insured under the base policy. It can be added only at issue. It cannot be increased or added to an existing Policy.

Waiver of Specified Premium Rider -- This rider provides for crediting the Policy's Cash Value with a specified monthly premium while the Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the Policy in force. The Insured must have become disabled after age 5 and before age 65. For the Joint and Last Survivor Policy, the rider can be elected for either or both Insureds.

Split Policy Option Rider -- This rider allows the Policy to be split into two separate policies in the event there are changes in the Federal Estate Tax Law resulting in the removal of the unlimited marital deductions or reduction of at least 50% in the level of estate taxes payable on the death of the last Insured. The exercise of this option to split the Policy may, under certain circumstances, result in adverse tax consequences. Please consult your tax adviser before exercising any options under this rider.

Additional Riders -- Single Life Policy

Accelerated Benefit Rider -- This rider provides a benefit to the Owner if the Insured becomes terminally ill and is not expected to live more than twelve months. The Owner may receive 25%, 50% or 75% (but no more than $250,000) of the eligible proceeds in a lump sum. "Eligible proceeds" means the death benefit, including amounts payable under the Supplemental Coverage Term Rider (unless within three years of the rider's termination date), that would have been payable had the Insured died on the date the rider is exercised.

The receipt of an accelerated death benefit amount may adversely affect the recipient's eligibility for Medicaid or other government benefits or entitlements. Consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Waiver of Monthly Deduction Rider -- This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled after age 5 and before age 65.

Additional Riders -- Joint and Last Survivor Policy

Divorce Split Rider -- This rider allows the Policy to be split into two separate policies in the event of the divorce of a married couple who are the Insureds under the Policy. The exercise of this option to split the Policy may, under certain circumstances, result in adverse tax consequences. Please consult your tax adviser before exercising any options under this rider.

Estate Preservation Term Rider -- This rider provides joint level term insurance, payable at the death of the Last Insured, for a period of four years from the date of the rider.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife Investors, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife Investors does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife Investors to meet its obligations under the Policies.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of each of the Sub-Accounts of MetLife Investors Variable Life Account One included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


FINANCIAL STATEMENTS


The financial statements of the Company and the consolidated financial statements of General American Life Insurance Company are provided in the Statement of Additional Information.


RESTRICTIONS ON FINANCIAL TRANSACTIONS

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

CHARGES

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

  .  the death benefit, cash, and loan benefits under the Policy
  .  investment options, including premium allocations
  .  administration of elective options
  .  the distribution of reports to Policy Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .  overhead and other expenses for providing services and benefits
  .  sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate
  . that the cost of providing the services and benefits under the Policies exceed the charges we deduct

The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and the surrender charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

DEDUCTIONS FROM EACH PREMIUM PAYMENT

TAX CHARGES. There are charges for Federal taxes, and state and local premium taxes which are deducted from each premium payment. The Federal tax charge is currently 1.3% of each premium. We also deduct a premium tax charge to pay the state and local premium taxes. We currently deduct an amount equal to 2% of premium payments (which may be lower in certain circumstances) to cover this premium tax. If the tax rates change, we may change the amount of the deduction to cover the new rate.

SALES CHARGE. A sales charge, also referred to as the percent of premium charge, will be deducted from each premium payment to partially compensate us for expenses incurred in distributing the Policy and any additional benefits provided by riders. We currently deduct a sales charge determined according to the following schedule:

   Policy Years 1-10: 5% of the actual premium you pay

   Policy Years 11+: 2% of the actual premium you pay

The Sales Charge is guaranteed not to exceed the following:

(1) in the first Policy year, 15% of the amount you pay up to the Target Premium, and 5% of the amount you pay over the Target Premium;

(2) in the 2nd through 10th Policy years, 5% of the actual premium you pay; and

(3) in the 11th Policy year and later, 2% of the actual premium you pay.

For Policies issued in the state of Oregon, the current sales charge amounts shown above are increased by 2%. The guaranteed sales charge varies for Policies issued in Texas. As of the date of this prospectus, the current sales charge for Texas Policies is the same as the current sales charge shown above.

The expenses covered by the sales charge include agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. Where Policies are issued to Insureds with higher mortality risks or to Insureds who have selected additional insurance benefits, a portion of the amount deducted for the sales charge is used to pay distribution expenses and other costs associated with these additional coverages.

To the extent that sales expenses are not recovered from the sales charge and the surrender charge, those expenses may be recovered from other sources, including the mortality and expense risk charge described below.

MONTHLY DEDUCTION

The monthly deduction is:

1. The monthly selection and issue expense charge; plus

2. The monthly policy charge; plus

3. The monthly cost of insurance charge; plus

4. The monthly cost, if any, for any additional benefit riders.

The monthly deduction for a Policy month will be allocated among the General Account and the Investment Funds in the same proportion that the value in the General Account and the value in each Investment Fund bears to the total Cash Value of the Policy, minus the value in the Loan Account on the Monthly Anniversary.

SELECTION AND ISSUE EXPENSE CHARGE. During the first ten Policy years, and for the Single Life Policy, for the first ten Policy years following any increase in Face Amount, we generally assess a monthly selection and issue expense charge to cover the costs associated with the underwriting and issue of the Policy and, for the Single Life Policy, of Face Amount increases. The monthly charge per $1,000 of Face Amount varies by Issue Age, risk class, and (except on unisex Policies) sex of the Insured(s). For Policies issued in Texas, the guaranteed selection and issue expense charge is level for the life of the Policy to ensure compliance with the Texas non-forfeiture laws.

MONTHLY POLICY CHARGE. We deduct a monthly policy charge on the Investment Start Date and each Monthly Anniversary date. The charge is equal to $25 per Policy month for the first Policy year. Thereafter, it is $6 per Policy month guaranteed not to increase while the Policy is in force.

The charge reimburses us for expenses incurred in the administration of the Policies. Such expenses include: confirmations, annual reports and account statements, maintenance of Policy records, maintenance of Separate Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for policyowner servicing and all accounting, valuation, regulatory and updating requirements.

For Policies issued in Texas, the selection and issue expense charge and monthly policy charge together cannot exceed $10 per month after the Insured attains age 100.

MONTHLY COST OF INSURANCE CHARGE. This charge compensates us for the insurance coverage we provide in the month following the charge. The monthly cost of insurance charge for each Policy month equals the total of the insurance risk charges for the Policy month for each Face Amount portion then in effect.

The monthly cost of insurance charge is deducted on each Monthly Anniversary for the following Policy month. The monthly cost of insurance charge is determined in a manner that reflects the anticipated mortality of the Insured with respect to the Single Life Policy (or of both Insureds with respect to the Joint and Last Survivor Policy) and the fact that the death benefit is not payable until the death of the Insured with respect to the Single Life Policy (or of the Last Insured with respect to the Joint and Last Survivor Policy). Because the monthly cost of insurance charge depends upon a number of variables, the charge will vary for each Policy month. We will determine the cost of insurance charge by multiplying the applicable cost of insurance rate or rates (divided by 1,000) by the net amount at risk (defined below) for each Policy month.

The monthly cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount (and, for the Single Life Policy, each increase in Face Amount). The rates will be based on the Attained Age, duration (from the effective date of the initial Face Amount and, for the Single Life Policy, each increase in Face Amount), rate class, and (except for unisex policies) sex of the Insured(s) at issue. The monthly cost of insurance rates generally increases as the Insured(s)' Attained Age(s) increases.

The rate class of the Insured(s) also will affect the cost of insurance rate. For the initial Face Amount, we will use the rate class on the Issue Date. For each increase in Face Amount for a Single Life Policy, we will use the rate class applicable to the increase. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such an increase for the Joint and Last Survivor Policy will be the same as that used for the initial Face Amount. The rate class for such an increase for the Single Life Policy will be the initial Face Amount or, if later, the most recent increase (excluding any riders) that required proof that the Insured was still insurable by our standards.


We currently place Insured(s) into an elite nonsmoker rate class, a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk. The elite nonsmoker rate class is only available for Policies issued on or after July 20, 2005. The required minimum face amount is $250,000 for elite nonsmoker, $100,000 for preferred nonsmoker, and $50,000 for all other risk classes.


Actual monthly cost of insurance rates may change, and the actual monthly cost of insurance charge will be determined by us based on our expectations as to future mortality experience. However, the actual monthly cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For Policies which are not in a substandard rate class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/nonsmoker 1980 CSO Mortality Tables (1980 CSO Tables NA and SA and 1980 CSO Tables NG and SG for sex distinct policies and policies issued in qualified pension plans; and 1980 CSO Tables NA and SA for unisex policies issued in compliance with Montana law). All Policies are based on the Attained Ages of the Insured(s). Higher rates apply if the (either) Insured is determined to be in a substandard risk class.

In two otherwise identical policies, an Insured in the elite nonsmoker rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. Each rate class other than elite nonsmoker is also divided into two categories: smokers and nonsmokers. Nonsmoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. (Insureds under Attained Age 20 are automatically assigned to the nonsmoker rate class.)

The net amount at risk for a Policy month is:

(1) the death benefit at the beginning of the Policy month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%); less

(2) the Cash Value at the beginning of the Policy month, before the deduction of the monthly cost of insurance.

In calculating the monthly cost of insurance charges, the cost of insurance rate for a Face Amount is applied to the net amount at risk for that Face Amount.

If the Policy is in force beyond the Insured's Attained Age 100 with respect to the Single Life Policy (or the younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), no deductions will be made for monthly cost of insurance charges.

CHARGES FOR ADDITIONAL BENEFIT RIDERS

The amount of the charge, if any, each Policy month for additional benefit riders is determined in accordance with the rider and is shown on the specifications page of your Policy and in the Fee Table in this prospectus.

MORTALITY AND EXPENSE RISK CHARGE

We will deduct a daily charge from the Investment Funds. The amount of the deduction is determined as a percentage of the average daily net assets of each Investment Fund for each day in the Valuation Period. The current daily deduction percentages, and the equivalent effective annual rates, are:

                         Policy Daily Charge Annual
                         Years  Factor       Equivalent
                         ------ ------------ ----------
                         1-10    .0015027%     0.55%
                         11-20   .0006841%     0.25%
                         21+     .0001370%     0.05%

This deduction is guaranteed not to increase above the following amounts while the Policy is in force:

                         Policy Daily Charge Annual
                         Years  Factor       Equivalent
                         ------ ------------ ----------
                         1-10    .0015027%     0.55%
                         11-20   .0012301%     0.45%
                         21+     .0009572%     0.35%

This risk charge compensates us for assuming the mortality and expense risks under the Policy. The mortality risk assumed by us is that the Insureds, as a group, may not live as long as expected. The expense risk assumed by us is that actual expenses may be greater than those assumed. We expect to profit from this charge.

SURRENDER CHARGE

For up to 10 years after the Issue Date and, for the Single Life Policy, the effective date of an increase in Face Amount, we will impose a contingent deferred sales charge, also referred to as a surrender charge, when the following occur:

..  upon surrender or lapse of the Policy;

..  upon a partial withdrawal;

..  upon a Pro-Rata Surrender; or

..  upon a decrease in Face Amount.

The amount of the charge assessed will depend upon a number of factors, including the type of event (a full surrender, lapse, or partial withdrawal), the amount of any premium payments made under the Policy prior to the event, and the number of Policy years having elapsed since the Policy was issued.

The surrender charge compensates us for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the prospectus and sales literature.

The maximum surrender charge percentage is shown in the following table.

                  If surrender or lapse    The percentage of
                  occurs in the last month the annual Target
                  of Policy year:          Premium payable is:
                  --------------------------------------------
                        1 through 5                45%
                        6                          40%
                        7                          30%
                        8                          20%
                        9                          10%
                        10 and later                0%

The Target Premium (on which we base the surrender charge) is shown in your Policy. As shown above, the maximum surrender charge is 45% of the annual Target Premium payable.

It is our current practice to reduce the above percentages equally for each Policy month during the years shown. For example, during the seventh year, the percentage is reduced equally each month from 40% at the end of the sixth year to 30% at the end of the seventh year. This table may be modified if required by law or regulation of the governing jurisdiction.

A surrender charge will apply when there is a decrease in Face Amount for up to 10 years from the Policy's Issue Date and, for the Single Life Policy, for up to 10 years following the effective date of an increase in Face Amount. A partial withdrawal may cause a decrease in Face Amount and therefore, we may deduct a surrender charge. If the Face Amount is decreased by some fraction of any previous increases in Face Amount and/or the Face Amount at issue, the surrender charge deducted will be the previously defined surrender charge multiplied by the fraction. The Surrender Charge for any increase in Face Amount is the Target Annual Premium for that increase multiplied by the applicable Surrender Charge. The amount of the surrender charge deducted upon a partial withdrawal or Pro-Rata Surrender will depend on the amount of Face Amount reduction caused by the surrenders. The fraction will be determined by dividing the amount of the withdrawal by the Cash Value before the withdrawal and multiplying the result by the surrender charge. Immediately after a withdrawal, the Policy's remaining surrender charge will equal the amount of the surrender charge immediately before the withdrawal less the amount deducted in connection with the withdrawal.

The Surrender Charge will be allocated among the General Account and the Investment Funds in the same proportion that the value in the General Account and the value in each Investment Fund bears to the total Cash Value of the Policy minus the value in the Loan Account.

TRANSACTION CHARGES

There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy year. We will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy year. We may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals and Pro-Rata Surrenders will result in the imposition of the applicable surrender charge.

PROJECTION OF BENEFITS AND VALUES CHARGE

You may make a written request to us for a projection of illustrative future Cash Values and death benefits. If requested more than once per Policy year, this projection will be furnished to you for a nominal fee not to exceed $25.

INVESTMENT FUND EXPENSES

The expenses of the Investment Funds are shown in the Fee Table.

The value of the net assets of the Investment Funds will reflect the investment advisory fee and other expenses incurred by the underlying investment companies.

The Investment Fund expenses are collected from the underlying Investment Fund, and are not direct charges against the Separate Account assets or reductions from the Policy's Cash Value. Expenses of the Funds are not fixed or specified under the terms of the Policy, and actual expenses may vary. These underlying Investment Fund expenses are taken into consideration in computing each Investment Fund's net asset value, which is used to calculate the unit values in the Separate Account. The management fees and other expenses are more fully described in the prospectus of each individual Investment Fund. The information relating to the Investment Fund expenses was provided by the Investment Funds and was not independently verified by us. Except as otherwise specifically noted, the management fees and other expenses are not currently subject to fee waivers or expense reimbursements.

FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current Federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that Single Life Policies issued on a standard underwriting basis should qualify as "life insurance contracts" under Section 7702. There is more uncertainty as to Single Life Policies issued on a substandard risk basis and Joint and Survivor Policies. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as a "life insurance contract" under Federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations. In general, however, the insurance proceeds payable on the death of the Insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

INTRODUCTION. The discussion contained herein is general in nature and is not intended as tax advice. It does not purport to be complete or to address every situation. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon our understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us and its operations form a part of us.


DIVERSIFICATION. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. We intend that each Investment Fund underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements. If Investment Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, or to non-qualified plans, the separate accounts investing in the Investment Funds may fail the diversification requirements of section 817(h) of the Internal Revenue Code, which could have adverse tax consequences, including losing the benefit of tax deferral.


INVESTOR CONTROL. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.


TAX TREATMENT OF THE POLICY. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, we have relied on interim IRS guidance. Currently, there is even less guidance as to Policies issued on a substandard risk basis and Joint and Last Survivor. Moreover, if you elect the Accelerated Death Benefit Rider, the continued tax qualification of the Policy after a distribution is made under the rider is unclear.


While we have attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with our interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. You should consult your own tax advisers with respect to the tax consequences of purchasing the Policy. The following discussion assumes that the Policy will satisfy Section 7702.

POLICY PROCEEDS. The tax treatment accorded to loan proceeds and/or surrender payments from the policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, we believe that the Policy should receive the same Federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is generally excludable from the gross income of the Beneficiary to the extent provided in Section 101(a) of the Code. Also, you are not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.

In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each owner or Beneficiary.

TAX TREATMENT OF LOANS AND SURRENDERS. Section 7702A of the Code sets forth the rules for determining when a life insurance Policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a Policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy years; or (2) the crediting of interest or other earnings with respect to such premiums.

Certain changes in a Policy after it is issued could also cause it to fail to satisfy the 7-pay test and therefore to be classified as a MEC. Making additional payments, reducing the Policy's death benefit, reducing the Policy's benefits through a partial withdrawal, a change in death benefit option, and termination of benefits under a rider are examples of changes that could result in your Policy becoming classified as a MEC. Reducing the death benefit below the lowest death benefit provided by the Policy during the first seven years will probably cause the Policy to be classified as a MEC if such a reduction occurs during the first seven Policy years in the case of a Single Life Policy or at any time in the case of a Joint and Last Survivor Policy. Even if these events do not result in a Policy becoming classified as a MEC, moreover, they could reduce the amount that may be paid in the future without causing the Policy to be classified as a MEC. You should consult a tax adviser to determine whether a Policy transaction will cause your Policy to be classified as a MEC.

Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance Policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

If the Policy is classified as a MEC, then any distribution (including the proceeds of any loan) is taxable to the extent of income in the Policy. Distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Distributions, including those resulting from surrender or lapse of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.

Loans from a Policy which is not classified as a MEC, will generally be treated as Indebtedness of the Owner and not a distribution. However, there is uncertainty as to loans from such a Policy after the 10th Policy year and you should consult a tax adviser as to the treatment of such loans.

If your Policy is surrendered, cancelled, lapses, or is exchanged while any Policy loan is outstanding, the amount of the Policy loan plus accrued interest will be deemed to be distributed to you and could be partly or wholly taxable, depending on your particular circumstances. Cash distributed to you from the Policy in these circumstances may be insufficient to pay the tax attributable to any Policy loan.

Interest payable on a loan under a Policy is generally not deductible.

Policyowners should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

MULTIPLE POLICIES. The Code further provides that multiple MECs that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of policies. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy) are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy).

TAX TREATMENT OF POLICY SPLIT. The Split Policy Option Rider and the Divorce Split Rider permit a Policy to be split into two individual Policies. It is not clear whether exercising either the Policy Split Rider or the Divorce Split Rider will be treated as a taxable transaction or whether the individual Policies that result will be classified as Modified Endowment Contracts. A tax adviser should be consulted before exercising either rider.

TAX TREATMENT OF ASSIGNMENTS. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the owner of your Policy.

QUALIFIED PLANS. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex and the amount of life insurance provided in connection with such plans may be limited, you should not do so until you have consulted a competent Qualified Plans consultant.

INCOME TAX WITHHOLDING. All distributions or the portion thereof which is includible in gross income of the Policy owner are subject to Federal income tax withholding. However, in most cases you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

BUSINESS USES OF POLICY. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In the case of a business-owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. You should consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.


Any affected business contemplating the payments of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


Split dollar plans that provide deferred compensation may be subject to recently enacted rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007-2009, the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.


The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to Policy Owners since the Company is the owner of the assets from which the tax benefits are derived.

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax on the income in the Policy or the proceeds of the Policy under the Federal corporate alternative minimum tax if the Owner is subject to that tax.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

THE COMPANY'S INCOME TAXES. Under current Federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

SPECIAL TERMS

We have tried to make this prospectus as readable and understandable for you as possible. However, by the very nature of the Policy certain technical words or terms are unavoidable. We have identified some of these terms and provided you with a definition.

ATTAINED AGE -- The Issue Age of an Insured plus the number of completed Policy years.

BENEFICIARY -- The person(s) named in the application or by later designation to receive Policy proceeds in the event of the Insured's death with respect to the Single Life Policy or, in the event of the Last Insured's death with respect to the Joint and Last Survivor Policy.

A Beneficiary may be changed as set forth in the Policy and this prospectus.

CASH VALUE -- The total of the amounts credited to the Owner in the Separate Account, the General Account and the Loan Account.

CASH SURRENDER VALUE -- The Cash Value of a Policy on the date of surrender, less any Indebtedness, less any unpaid selection and issue expense charge due for the remainder of the first Policy year for the initial Face Amount (and, for the Single Life Policy, any increase in Face Amount), less any unpaid monthly Policy charge due for the remainder of the first Policy year, and less any surrender charge.

FACE AMOUNT -- The minimum death benefit under the Policy so long as the Policy remains in force before the Insured's Attained Age 100 with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, before the younger Insured's Attained Age 100.

GENERAL ACCOUNT -- Our assets other than those allocated to the Separate Account or any other separate account.

INDEBTEDNESS -- The sum of all unpaid Policy loans and accrued interest on loans.

INSUREDS -- The person or persons whose life (lives) are insured under the Policy.

INVESTMENT FUNDS -- Investments within the Separate Account which we make available under the Policy.

INVESTMENT START DATE -- The date the initial premium is applied to the General Account and/or the Investment Funds. This date is the later of the Issue Date or the date the initial premium is received at our Service Office.

ISSUE AGE -- The age of each Insured at his or her nearest birthday as of the Issue Date.

ISSUE DATE -- The date as of which insurance coverage begins under a Policy. It is also the date from which Policy anniversaries, Policy years, and Policy months are measured. It is the Effective Date of coverage under the Policy.

LAST INSURED -- The Insured whose death succeeds the death of all other Insureds under the Joint and Last Survivor Policy.

LOAN ACCOUNT -- The account of MetLife Investors to which amounts securing Policy Loans are allocated. The Loan Account is part of MetLife Investors' General Account.

LOAN SUBACCOUNT -- A Loan Subaccount has been established for the General Account and for each Investment Fund. Any Cash Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Cash Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

MONTHLY ANNIVERSARY -- The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM -- The premium paid, less the premium tax charge, less the Federal tax charge, less the sales charge.

OWNER -- The owner of a Policy, as designated in the application or as subsequently changed.

POLICY -- The Joint and Last Survivor Policy or the Single Life Policy offered by us and described in this prospectus.

PRO-RATA SURRENDER -- A requested reduction of both the Face Amount and the Cash Value by a given percentage.

SEPARATE ACCOUNT -- MetLife Investors Variable Life Account One, a separate investment account established by MetLife Investors to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by you to provide variable benefits.


SERVICE OFFICE -- For premium payments: MetLife Investors Insurance Company, P.O. Box 790201, St. Louis, MO 63179-0201. For surrenders, loans, withdrawals, death claims and Investment Fund transfers: MetLife Investors Insurance Company, P.O. Box 990090, Hartford, CT 06199-0090 (877) 357-4419. For all other transactions and correspondence: MetLife Investors Insurance Company, P.O. Box 990059, Hartford, CT 06199-0059. [Note: If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such premium payments or requests, we may return the payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.]


TARGET PREMIUM -- A premium calculated when a Policy is issued, based on the Insured's age with respect to the Single Life Policy (or the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class. The Target Premium is used to calculate the first year's premium expense charge, the surrender charge, and agent compensation under the Policy.

VALUATION DATE -- Each day that the New York Stock Exchange (NYSE) is open for trading and MetLife Investors is open for business. MetLife Investors is open for business every day that the NYSE is open for trading.

VALUATION PERIOD -- The period between two successive Valuation Dates, commencing at the close of the NYSE (usually 4:00 p.m. Eastern Standard Time) on a Valuation Date and ending with the close of the NYSE on the next succeeding Valuation Date.

                                  APPENDIX A

                        ILLUSTRATIONS OF POLICY VALUES

The tables in Appendix A illustrate the way the Policies work, based on assumptions about investment returns and the Insured's characteristics. They show how the death benefit, Cash Surrender Value and Cash Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a Single Life Policy with a Face Amount of $900,000 for a male aged 50. The Insured is assumed to be in the preferred nonsmoker rate class. The tables assume no rider benefits and assume that no allocations are made to the General Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. (See "Charges.") Illustrations show the Option A death benefit.

Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (a) the rates of return varied above and below these averages during the period,
(b) premiums were paid in other amounts or at other than annual intervals, or
(c) the Cash Value was allocated differently among individual Investment Funds with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the Insured were female or in another risk class, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown on particular illustrations even if the average rate of return is achieved.


The death benefits, Cash Surrender Values and Cash Values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy charge, a selection and issue expense charge, and a charge for the cost of insurance) from the Cash Value on the first day of each Policy month. The Cash Surrender Values reflect a surrender charge deducted from the Cash Value upon surrender, Face Amount reduction or lapse during the first 10 Policy years. The death benefits, Cash Surrender Values and Cash Values also reflect a daily charge assessed against the Separate Account for mortality and expense risks equivalent to an annual charge of .55% in Policy years 1-10, .25% in Policy Years 11-20 and .05% thereafter (on a current basis), and .55% in Policy years 1-10, .45% in Policy years 11-20 and .35% thereafter (on a guaranteed basis), of the average daily value of the assets in the Separate Account attributable to the Policies. (See "Charges.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Investment Funds, at an annual rate of 0.71% of the average daily net assets of the Investment Funds. This average does not reflect expense subsidies by the investment advisers of certain Investment Funds.

The gross rates of return used in the illustrations do not reflect the deductions of the fees and expenses of the Investment Funds. Taking account of the mortality and expense risk charge and the average investment advisory fee and operating expenses of the Investment Funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -1.25%, 4.67% and 8.62% in Policy years 1-10, -0.96%, 4.99% and
8.95% in Policy years 11-20 and -0.76%, 5.20% and 9.17% thereafter, respectively, based on the current charge for mortality and expense risks, and -1.25%, 4.67% and 8.62% in Policy years 1-10, -1.15%, 4.78% and 8.73% in Policy years 11-20 and -1.05%, 4.88% and 8.84% thereafter, respectively, based on the guaranteed maximum charge for mortality and expense risks.


If you request, we will furnish a personalized illustration reflecting the proposed Insured's age, sex, rate class, and the Face Amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the Insured. You should contact your registered representative to request a personalized illustration.

                               MALE ISSUE AGE 50

                            $13,770 ANNUAL PREMIUM
                        NONSMOKER PREFERRED RATE CLASS

                             $900,000 FACE AMOUNT

                            OPTION A DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


               DEATH BENEFIT               CASH SURRENDER VALUE                CASH VALUE
           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
 END            GROSS ANNUAL                   GROSS ANNUAL                   GROSS ANNUAL
  OF         RATE OF RETURN OF              RATE OF RETURN OF              RATE OF RETURN OF
POLICY ------------------------------ ------------------------------ ------------------------------
 YEAR     0%        6%        10%        0%        6%        10%        0%        6%        10%
-      --------------------------------------------------------------------------------------------
   1   $900,000 $  900,000 $  900,000 $  3,283 $    3,935 $    4,371 $  9,479 $   10,131 $   10,567
   2    900,000    900,000    900,000   12,334     14,222     15,527   18,530     20,419     21,723
   3    900,000    900,000    900,000   20,861     24,570     27,220   27,057     30,767     33,416
   4    900,000    900,000    900,000   28,909     35,026     39,544   35,106     41,223     45,741
   5    900,000    900,000    900,000   36,505     45,619     52,582   42,701     51,815     58,778
   6    900,000    900,000    900,000   45,328     58,054     68,108   50,836     63,562     73,616
   7    900,000    900,000    900,000   54,527     71,524     85,411   58,658     75,655     89,542
   8    900,000    900,000    900,000   63,446     85,391    103,933   66,200     88,145    106,687
   9    900,000    900,000    900,000   72,046     99,635    123,748   73,423    101,012    125,125
  10    900,000    900,000    900,000   80,304    114,256    144,957   80,304    114,256    144,957
  15    900,000    900,000    900,000  118,031    197,901    283,473  118,031    197,901    283,473
  20    900,000    900,000    900,000  146,839    299,761    495,377  146,839    299,761    495,377
  25    900,000    900,000    900,000  158,595    423,775    834,153  158,595    423,775    834,153
  30    900,000    900,000  1,440,111  141,098    575,987  1,371,534  141,098    575,987  1,371,534
  35    900,000    900,000  2,303,540   72,659    777,204  2,193,847   72,659    777,204  2,193,847
  40             1,113,868  3,614,843           1,060,826  3,442,708           1,060,826  3,442,708
  45             1,441,552  5,418,643           1,427,280  5,364,993           1,427,280  5,364,993
  50             1,904,829  8,360,390           1,904,829  8,360,390           1,904,829  8,360,390


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE INVESTMENT FUNDS. THE DEATH BENEFIT, CASH SURRENDER VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS OR THE INVESTMENT FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 50

                            $13,770 ANNUAL PREMIUM
                        NONSMOKER PREFERRED RATE CLASS

                             $900,000 FACE AMOUNT

                            OPTION A DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.


             DEATH BENEFIT          CASH SURRENDER VALUE          CASH VALUE
         ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL
 END          GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL
  OF       RATE OF RETURN OF         RATE OF RETURN OF        RATE OF RETURN OF
POLICY -------------------------- ------------------------ ------------------------
 YEAR     0%       6%      10%      0%      6%      10%      0%      6%      10%
-      ----------------------------------------------------------------------------
  1    $900,000 $900,000 $900,000 $     0 $     0 $      0 $ 4,546 $ 5,002 $  5,309
  2     900,000  900,000  900,000   4,066   5,351    6,242  10,263  11,547   12,439
  3     900,000  900,000  900,000   9,297  11,779   13,560  15,493  17,975   19,757
  4     900,000  900,000  900,000  13,996  18,038   21,038  20,193  24,234   27,234
  5     900,000  900,000  900,000  18,097  24,045   28,616  24,293  30,241   34,813
  6     900,000  900,000  900,000  22,234  30,423   36,943  27,742  35,931   42,451
  7     900,000  900,000  900,000  26,349  37,091   45,964  30,480  41,222   50,095
  8     900,000  900,000  900,000  29,715  43,305   54,959  32,469  46,059   57,713
  9     900,000  900,000  900,000  32,280  48,986   63,880  33,657  50,363   65,257
  10    900,000  900,000  900,000  33,945  54,009   72,630  33,945  54,009   72,630
  15    900,000  900,000  900,000  29,597  70,921  118,355  29,597  70,921  118,355
  20             900,000  900,000          43,749  143,025          43,749  143,025
  25                      900,000                  101,091                  101,091
  30
  35
  40
  45
  50


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE INVESTMENT FUNDS. THE DEATH BENEFIT, CASH SURRENDER VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS OR THE INVESTMENT FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 1-877-357-4419, or by writing to our Service Office at: MetLife Investors Insurance Company, P.O. Box 990059, Hartford, CT 06199-0059. You may also obtain, without charge, a personalized illustration of death benefits, Cash Surrender Values and Cash Values by calling 1-866-901-0002.

For Investment Fund transfers, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call our Service Office at 1-877-357-4419.

This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549.




File No. 811-07971

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
MetLife Investors Variable Life Account One and the Board of Directors of MetLife Investors Insurance Company:

We have audited the accompanying statements of assets and liabilities of MetLife Investors Variable Life Account One (the "Separate Account") of MetLife Investors Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Appendix A as of December 31, 2007, and the related statements of operations and the statements of changes in net assets for each of the periods presented in the three years then ended. We have also audited the statements of operations and the statements of changes in net assets for the periods presented in the three years ended December 31, 2007, for the individual Sub-Account listed in Appendix B. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2007 and the results of their operations and the changes in their net assets for each of the periods presented in the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 24, 2008

                                 APPENDIX - A

MIST Lord Abbett Growth and Income Sub-Account
MIST Lord Abbett Bond Debenture Sub-Account
MIST Lord Abbett Mid-Cap Value Sub-Account
MIST Van Kampen Mid-Cap Growth Sub-Account
MIST Lazard Mid-Cap Sub-Account
MIST Met/AIM Small Cap Growth Sub-Account
MIST Third Avenue Small Cap Value Sub-Account
MIST Legg Mason Partners Aggressive Growth Sub-Account
MIST MFS Research International Sub-Account
MIST T. Rowe Price Mid-Cap Growth Sub-Account
MIST Oppenheimer Capital Appreciation Sub-Account
MIST PIMCO Inflation Protected Bond Sub-Account
MIST RCM Technology Sub-Account
MIST PIMCO Total Return Sub-Account
MIST Harris Oakmark International Sub-Account
MIST Neuberger Berman Real Estate Sub-Account
MIST Turner Mid-Cap Growth Sub-Account
MIST Goldman Sachs Mid-Cap Value Sub-Account
MIST MetLife Defensive Strategy Sub-Account
MIST MetLife Moderate Strategy Sub-Account
MIST MetLife Balanced Strategy Sub-Account
MIST MetLife Growth Strategy Sub-Account
MIST MetLife Aggressive Strategy Sub-Account
MIST Van Kampen Comstock Sub-Account
MIST Legg Mason Value Equity Sub-Account
MIST MFS Emerging Markets Equity Sub-Account
MIST Loomis Sayles Global Markets Sub-Account
MIST Met/AIM Capital Appreciation Sub-Account
MSF Davis Venture Value Sub-Account
MSF Harris Oakmark Focused Value Sub-Account
MSF Jennison Growth Sub-Account
MSF MetLife Stock Index Sub-Account
MSF BlackRock Money Market Sub-Account
MSF BlackRock Bond Income Sub-Account
MSF Western Asset Management U.S. Government Sub-Account
MSF T. Rowe Price Small Cap Growth Sub-Account
MSF T. Rowe Price Large Cap Growth Sub-Account
MSF Capital Guardian U.S. Equity Sub-Account
AIM V.I. International Growth Sub-Account
DWS Government & Agency Securities Sub-Account
Putnam VT Growth and Income Sub-Account
Putnam VT Vista Sub-Account
FTVIPT Templeton Growth Securities Sub-Account
FTVIPT Templeton Foreign Securities Sub-Account
FTVIPT Templeton Developing Markets Securities Sub-Account

                                 APPENDIX - B

MIST Met/Putnam Capital Opportunities Sub-Account

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2007

                                          MIST              MIST            MIST              MIST
                                       LORD ABBETT      LORD ABBETT      LORD ABBETT       VAN KAMPEN
                                    GROWTH AND INCOME  BOND DEBENTURE   MID-CAP VALUE    MID-CAP GROWTH
                                       SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                                    ----------------- ---------------- ---------------- ----------------
ASSETS:
 Investments at fair value......... $      6,571,459  $      1,775,563 $        476,546 $        380,509
 Other receivables.................               --                --               --               --
 Due from MetLife Investors
   Insurance Company...............               --                --               --               --
                                    ----------------  ---------------- ---------------- ----------------
     Total Assets..................        6,571,459         1,775,563          476,546          380,509
                                    ----------------  ---------------- ---------------- ----------------
LIABILITIES:
 Other payables....................               46                31                7                6
 Due to MetLife Investors Insurance
   Company.........................               --                --               --               --
                                    ----------------  ---------------- ---------------- ----------------
     Total Liabilities.............               46                31                7                6
                                    ----------------  ---------------- ---------------- ----------------

NET ASSETS......................... $      6,571,413  $      1,775,532 $        476,539 $        380,503
                                    ================  ================ ================ ================
Units outstanding..................          357,241           113,123           16,343           18,873
Unit value (accumulation)..........  $15.93 - $20.80   $15.29 - $17.05  $24.37 - $29.36  $11.73 - $20.75

  The accompanying notes are an integral part of these financial statements.

     MIST              MIST            MIST               MIST              MIST                 MIST
    LAZARD           MET/AIM       THIRD AVENUE    LEGG MASON PARTNERS  MFS RESEARCH        T. ROWE PRICE
    MID-CAP      SMALL CAP GROWTH SMALL CAP VALUE   AGGRESSIVE GROWTH   INTERNATIONAL       MID-CAP GROWTH
  SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT
---------------- ---------------- ---------------- ------------------- ----------------    ----------------
$      1,130,776 $        622,122 $      1,360,587  $        466,567   $      2,195,723    $      1,514,103
              --               --               --                --                 --                  --

              --                4               24                16                 28                  15
---------------- ---------------- ----------------  ----------------   ----------------    ----------------
       1,130,776          622,126        1,360,611           466,583          2,195,751           1,514,118
---------------- ---------------- ----------------  ----------------   ----------------    ----------------
              20               --               --                --                 --                  --

              --               --               --                --                 --                  --
---------------- ---------------- ----------------  ----------------   ----------------    ----------------
              20               --               --                --                 --                  --
---------------- ---------------- ----------------  ----------------   ----------------    ----------------

$      1,130,756 $        622,126 $      1,360,611  $        466,583   $      2,195,751    $      1,514,118
================ ================ ================  ================   ================    ================
          73,831           41,809           60,804            39,881             90,812             108,505
 $15.27 - $15.56           $14.88           $22.38            $11.70    $23.83 - $27.02              $13.95

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2007

                                      MIST OPPENHEIMER      MIST             MIST              MIST
                                          CAPITAL      PIMCO INFLATION        RCM             PIMCO
                                        APPRECIATION   PROTECTED BOND     TECHNOLOGY       TOTAL RETURN
                                        SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                                      ---------------- ---------------- ---------------- ----------------
ASSETS:
 Investments at fair value........... $      1,777,959 $      1,391,019 $        149,952 $      2,746,148
 Other receivables...................               --               --               --               --
 Due from MetLife Investors Insurance
   Company...........................               35               --               --               48
                                      ---------------- ---------------- ---------------- ----------------
     Total Assets....................        1,777,994        1,391,019          149,952        2,746,196
                                      ---------------- ---------------- ---------------- ----------------
LIABILITIES:
 Other payables......................               --               39               16               --
 Due to MetLife Investors Insurance
   Company...........................               --               --               --               --
                                      ---------------- ---------------- ---------------- ----------------
     Total Liabilities...............               --               39               16               --
                                      ---------------- ---------------- ---------------- ----------------

NET ASSETS........................... $      1,777,994 $      1,390,980 $        149,936 $      2,746,196
                                      ================ ================ ================ ================
Units outstanding....................          129,615          109,010           13,474          202,588
Unit value (accumulation)............           $13.72           $12.76           $11.13  $13.38 - $14.94

  The accompanying notes are an integral part of these financial statements.

  MIST HARRIS           MIST             MIST            MIST               MIST              MIST
    OAKMARK       NEUBERGER BERMAN      TURNER       GOLDMAN SACHS        METLIFE            METLIFE
 INTERNATIONAL      REAL ESTATE     MID-CAP GROWTH   MID-CAP VALUE   DEFENSIVE STRATEGY MODERATE STRATEGY
  SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
----------------  ---------------- ---------------- ---------------- ------------------ -----------------
$      1,704,566  $        420,539 $        522,421 $        733,890  $          1,039  $        916,841
              --                --               --               --                --                --
              --                --               --               --                --                --
----------------  ---------------- ---------------- ----------------  ----------------  ----------------
       1,704,566           420,539          522,421          733,890             1,039           916,841
----------------  ---------------- ---------------- ----------------  ----------------  ----------------
              42                15               --               --                --                 1
              --                --               --               --                --                --
----------------  ---------------- ---------------- ----------------  ----------------  ----------------
              42                15               --               --                --                 1
----------------  ---------------- ---------------- ----------------  ----------------  ----------------

$      1,704,524  $        420,524 $        522,421 $        733,890  $          1,039  $        916,840
================  ================ ================ ================  ================  ================
          85,859            24,774           32,136           45,774                 9             7,281
          $19.85            $16.97  $16.26 - $16.59  $16.03 - $16.36           $120.73           $125.92

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2007

                                          MIST             MIST               MIST              MIST
                                         METLIFE          METLIFE            METLIFE         VAN KAMPEN
                                    BALANCED STRATEGY GROWTH STRATEGY  AGGRESSIVE STRATEGY    COMSTOCK
                                       SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                                    ----------------- ---------------- ------------------- ----------------
ASSETS:
 Investments at fair value......... $        790,254  $      2,635,113  $        294,747   $        497,262
 Other receivables.................               --                --                --                 --
 Due from MetLife Investors
   Insurance Company...............               --                17                48                 --
                                    ----------------  ----------------  ----------------   ----------------
     Total Assets..................          790,254         2,635,130           294,795            497,262
                                    ----------------  ----------------  ----------------   ----------------
LIABILITIES:
 Other payables....................               63                --                --                  1
 Due to MetLife Investors Insurance
   Company.........................               --                --                --                 --
                                    ----------------  ----------------  ----------------   ----------------
     Total Liabilities.............               63                --                --                  1
                                    ----------------  ----------------  ----------------   ----------------

NET ASSETS......................... $        790,191  $      2,635,130  $        294,795   $        497,261
                                    ================  ================  ================   ================
Units outstanding..................            6,084            19,271             2,150              4,191
Unit value (accumulation)..........          $129.88           $136.74           $137.08            $118.64

  The accompanying notes are an integral part of these financial statements.

      MIST              MIST               MIST              MIST              MSF              MSF
   LEGG MASON       MFS EMERGING   LOOMIS SAYLES GLOBAL MET/AIM CAPITAL   DAVIS VENTURE    HARRIS OAKMARK
  VALUE EQUITY     MARKETS EQUITY        MARKETS         APPRECIATION         VALUE        FOCUSED VALUE
  SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
----------------  ---------------- -------------------- ---------------- ---------------- ----------------
$         97,880  $         76,142   $         17,830   $        285,430 $      3,536,257 $      1,504,693
              --                --                 --                 --               --               --

              --                --                 --                 --               --               17
----------------  ----------------   ----------------   ---------------- ---------------- ----------------
          97,880            76,142             17,830            285,430        3,536,257        1,504,710
----------------  ----------------   ----------------   ---------------- ---------------- ----------------
              42                28                 11                 10               --               --
              --                --                 --                 --               --               --
----------------  ----------------   ----------------   ---------------- ---------------- ----------------
              42                28                 11                 10               --               --
----------------  ----------------   ----------------   ---------------- ---------------- ----------------

$         97,838  $         76,114   $         17,819   $        285,420 $      3,536,257 $      1,504,710
================  ================   ================   ================ ================ ================
           9,230             5,290              1,341             16,288          216,306          102,489
          $10.60            $14.39             $13.29     $8.35 - $19.35           $16.35           $14.68

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2007

                                          MSF              MSF              MSF              MSF
                                       JENNISON          METLIFE         BLACKROCK        BLACKROCK
                                        GROWTH         STOCK INDEX      MONEY MARKET     BOND INCOME
                                      SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                                    ---------------- ---------------- ---------------- ----------------
ASSETS:
 Investments at fair value......... $      1,186,597 $      1,079,527 $      2,647,678 $         20,792
 Other receivables.................               --               --               --               --
 Due from MetLife Investors
   Insurance Company...............               --               44               21               --
                                    ---------------- ---------------- ---------------- ----------------
     Total Assets..................        1,186,597        1,079,571        2,647,699           20,792
                                    ---------------- ---------------- ---------------- ----------------
LIABILITIES:
 Other payables....................               28               --               --                9
 Due to MetLife Investors Insurance
   Company.........................               --               --               --               --
                                    ---------------- ---------------- ---------------- ----------------
     Total Liabilities.............               28               --               --                9
                                    ---------------- ---------------- ---------------- ----------------

NET ASSETS......................... $      1,186,569 $      1,079,571 $      2,647,699 $         20,783
                                    ================ ================ ================ ================
Units outstanding..................           67,739           77,944          212,159              328
Unit value (accumulation)..........           $17.52           $13.85  $11.50 - $12.49           $63.36

  The accompanying notes are an integral part of these financial statements.

      MSF
 WESTERN ASSET          MSF              MSF               MSF            AIM V.I.             DWS
  MANAGEMENT       T. ROWE PRICE    T. ROWE PRICE    CAPITAL GUARDIAN   INTERNATIONAL     GOVERNMENT &
U.S. GOVERNMENT   SMALL CAP GROWTH LARGE CAP GROWTH    U.S. EQUITY         GROWTH       AGENCY SECURITIES
  SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
----------------  ---------------- ---------------- ------------------ ---------------- -----------------
$         33,515  $        102,944 $        121,885 $          682,364 $         55,284 $            432
              --                --               --                 --               --               --
              --                --               --                 --               --               --
----------------  ---------------- ---------------- ------------------ ---------------- ----------------
          33,515           102,944          121,885            682,364           55,284              432
----------------  ---------------- ---------------- ------------------ ---------------- ----------------
              15                 2                5                 --               --               --
              --                --               --                 --               --               --
----------------  ---------------- ---------------- ------------------ ---------------- ----------------
              15                 2                5                 --               --               --
----------------  ---------------- ---------------- ------------------ ---------------- ----------------

$         33,500  $        102,942 $        121,880 $          682,364 $         55,284 $            432
================  ================ ================ ================== ================ ================
             175             5,456            6,958              4,931            3,859               30
         $191.59   $17.82 - $18.91  $16.74 - $17.61  $134.14 - $138.39  $13.74 - $14.33           $14.57

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (CONCLUDED)
                               DECEMBER 31, 2007

                                                                       FTVIPT TEMPLETON FTVIPT TEMPLETON
                                        PUTNAM VT        PUTNAM VT          GROWTH          FOREIGN
                                    GROWTH AND INCOME      VISTA          SECURITIES       SECURITIES
                                       SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                                    ----------------- ---------------- ---------------- ----------------
ASSETS:
 Investments at fair value......... $         59,244  $         20,664 $          2,295 $        147,521
 Other receivables.................               --                --               --               --
 Due from MetLife Investors
   Insurance Company...............               --                --               --               --
                                    ----------------  ---------------- ---------------- ----------------
     Total Assets..................           59,244            20,664            2,295          147,521
                                    ----------------  ---------------- ---------------- ----------------
LIABILITIES:
 Other payables....................               25                 9               --               10
 Due to MetLife Investors Insurance
   Company.........................               --                10               --               --
                                    ----------------  ---------------- ---------------- ----------------
     Total Liabilities.............               25                19               --               10
                                    ----------------  ---------------- ---------------- ----------------

NET ASSETS......................... $         59,219  $         20,645 $          2,295 $        147,511
                                    ================  ================ ================ ================
Units outstanding..................            4,523             2,816              112            8,355
Unit value (accumulation)..........           $13.09             $7.33           $20.16  $16.67 - $17.86

  The accompanying notes are an integral part of these financial statements.

                                FTVIPT TEMPLETON
                               DEVELOPING MARKETS
                                   SECURITIES
                                  SUB-ACCOUNT
                               ------------------
                                $         15,506
                                              --
                                              --
                                ----------------
                                          15,506
                                ----------------
                                               6
                                              --
                                ----------------
                                               6
                                ----------------

                                $         15,500
                                ================
                                             534
                                          $29.03

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
                           STATEMENTS OF OPERATIONS
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                          MIST LORD ABBETT
                                                                         GROWTH AND INCOME
                                                                            SUB-ACCOUNT
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $         69,108 $        116,067 $         67,316
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................           15,727           13,984           12,174
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................           15,727           13,984           12,174
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................           53,381          102,083           55,142
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................          298,970          510,479          119,268
   Realized gains (losses) on sale of investments.......          162,880          233,323           82,973
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................          461,850          743,802          202,241
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...        (264,435)          184,448         (43,138)
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................          197,415          928,250          159,103
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $        250,796 $      1,030,333 $        214,245
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period May 2, 2005 to December 31, 2005.

  The accompanying notes are an integral part of these financial statements.

                 MIST LORD ABBETT                                    MIST LORD ABBETT
                  BOND DEBENTURE                                      MID-CAP VALUE
                   SUB-ACCOUNT                                         SUB-ACCOUNT
--------------------------------------------------  --------------------------------------------------
      2007              2006             2005             2007             2006             2005
      ----              ----             ----             ----             ----             ----
$         92,779  $         98,972 $         60,841 $          5,598 $          4,031 $          3,496
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           7,185             5,756            4,468               99              100              104
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           7,185             5,756            4,468               99              100              104
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          85,594            93,216           56,373            5,499            3,931            3,392
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           2,140                --               --           79,103           51,533           21,739
          15,438            13,722           16,753           59,819           49,661           14,185
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          17,578            13,722           16,753          138,922          101,194           35,924
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
             350            14,677         (52,300)        (136,147)         (36,935)            7,585
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          17,928            28,399         (35,547)            2,775           64,259           43,509
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$        103,522  $        121,615 $         20,826 $          8,274 $         68,190 $         46,901
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                          MIST VAN KAMPEN
                                                                           MID-CAP GROWTH
                                                                            SUB-ACCOUNT
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $             -- $             -- $             --
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................               76               71               69
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................               76               71               69
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................             (76)             (71)             (69)
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................           31,359           22,467           24,450
   Realized gains (losses) on sale of investments.......           27,543            8,116            4,048
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................           58,902           30,583           28,498
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...           20,663              (7)         (12,227)
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................           79,565           30,576           16,271
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $         79,489 $         30,505 $         16,202
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period May 2, 2005 to December 31, 2005.

  The accompanying notes are an integral part of these financial statements.

                 MIST MET/PUTNAM                                       MIST LAZARD
              CAPITAL OPPORTUNITIES                                      MID-CAP
                   SUB-ACCOUNT                                         SUB-ACCOUNT
--------------------------------------------------  --------------------------------------------------
    2007 (A)            2006             2005             2007             2006             2005
    --------            ----             ----             ----             ----             ----
$            333  $            235 $            670 $          6,212 $          3,757 $          2,086
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
              --                 1                1            5,302            3,793            3,067
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
              --                 1                1            5,302            3,793            3,067
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
             333               234              669              910             (36)            (981)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          12,448            31,891               --           85,135           82,535           62,993
          38,575             8,871              828            5,149            4,692           40,380
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          51,023            40,762              828           90,284           87,227          103,373
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
        (30,748)           (8,791)           19,869        (154,893)            7,446         (59,086)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          20,275            31,971           20,697         (64,609)           94,673           44,287
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$         20,608  $         32,205 $         21,366 $       (63,699) $         94,637 $         43,306
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                            MIST MET/AIM
                                                                          SMALL CAP GROWTH
                                                                            SUB-ACCOUNT
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $             -- $             -- $             --
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................            3,209            2,788            2,492
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................            3,209            2,788            2,492
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................          (3,209)          (2,788)          (2,492)
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................            8,136           77,897           10,386
   Realized gains (losses) on sale of investments.......           18,409            5,905           13,820
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................           26,545           83,802           24,206
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...           28,432         (26,777)           18,075
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................           54,977           57,025           42,281
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $         51,768 $         54,237 $         39,789
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period May 2, 2005 to December 31, 2005.

  The accompanying notes are an integral part of these financial statements.

                MIST THIRD AVENUE                                MIST LEGG MASON PARTNERS
                    SMALL CAP                                       AGGRESSIVE GROWTH
                   SUB-ACCOUNT                                         SUB-ACCOUNT
--------------------------------------------------  --------------------------------------------------
      2007              2006             2005             2007             2006             2005
      ----              ----             ----             ----             ----             ----
$         16,618  $          8,931 $             27 $          1,104 $             -- $             --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           7,661             6,966            5,696            2,602            2,645            2,476
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           7,661             6,966            5,696            2,602            2,645            2,476
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           8,957             1,965          (5,669)          (1,498)          (2,645)          (2,476)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          89,269            92,124            3,245           44,940           31,417              534
          27,659           104,870           32,042            7,916           34,550           10,577
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         116,928           196,994           35,287           52,856           65,967           11,111
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       (172,090)          (61,739)          128,021         (40,245)         (82,865)           52,112
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
        (55,162)           135,255          163,308           12,611         (16,898)           63,223
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$       (46,205)  $        137,220 $        157,639 $         11,113 $       (19,543) $         60,747
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                         MIST MFS RESEARCH
                                                                           INTERNATIONAL
                                                                            SUB-ACCOUNT
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $         27,868 $         28,060 $          6,660
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................            8,703            6,638            4,475
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................            8,703            6,638            4,475
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................           19,165           21,422            2,185
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................          271,523          110,315           56,917
   Realized gains (losses) on sale of investments.......           78,885          130,875           34,122
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................          350,408          241,190           91,039
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...        (143,059)           81,292           85,729
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................          207,349          322,482          176,768
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $        226,514 $        343,904 $        178,953
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period May 2, 2005 to December 31, 2005.

  The accompanying notes are an integral part of these financial statements.

                MIST T. ROWE PRICE                                      MIST OPPENHEIMER
                  MID-CAP GROWTH                                      CAPITAL APPRECIATION
                   SUB-ACCOUNT                                            SUB-ACCOUNT
--------------------------------------------------     --------------------------------------------------
      2007              2006             2005                2007             2006             2005
      ----              ----             ----                ----             ----             ----
$          3,310  $             -- $             --    $          2,336 $          4,561 $            839
----------------  ---------------- ----------------    ---------------- ---------------- ----------------
           7,894             6,855            6,149               9,384            7,611            5,703
              --                --               --                  --               --               --
----------------  ---------------- ----------------    ---------------- ---------------- ----------------
           7,894             6,855            6,149               9,384            7,611            5,703
----------------  ---------------- ----------------    ---------------- ---------------- ----------------
         (4,584)           (6,855)          (6,149)             (7,048)          (3,050)          (4,864)
----------------  ---------------- ----------------    ---------------- ---------------- ----------------
          63,136            42,557           26,476             104,346           10,397           12,027
          37,635            57,859           51,707              32,742           13,905            1,112
----------------  ---------------- ----------------    ---------------- ---------------- ----------------
         100,771           100,416           78,183             137,088           24,302           13,139
----------------  ---------------- ----------------    ---------------- ---------------- ----------------
         123,216          (23,430)           88,802              86,233           85,610           60,288
----------------  ---------------- ----------------    ---------------- ---------------- ----------------
         223,987            76,986          166,985             223,321          109,912           73,427
----------------  ---------------- ----------------    ---------------- ---------------- ----------------
$        219,403  $         70,131 $        160,836    $        216,273 $        106,862 $         68,563
================  ================ ================    ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                             MIST PIMCO
                                                                      INFLATION PROTECTED BOND
                                                                            SUB-ACCOUNT
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $         27,747 $         44,369 $             --
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................            6,902            5,545            4,113
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................            6,902            5,545            4,113
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................           20,845           38,824          (4,113)
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................               --           30,990            1,446
   Realized gains (losses) on sale of investments.......         (13,423)         (11,288)            1,470
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................         (13,423)           19,702            2,916
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...          123,543         (58,283)            7,401
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................          110,120         (38,581)           10,317
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $        130,965 $            243 $          6,204
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period May 2, 2005 to December 31, 2005.

  The accompanying notes are an integral part of these financial statements.

                     MIST RCM                                           MIST PIMCO
                    TECHNOLOGY                                         TOTAL RETURN
                   SUB-ACCOUNT                                         SUB-ACCOUNT
--------------------------------------------------  --------------------------------------------------
      2007              2006             2005             2007             2006             2005
      ----              ----             ----             ----             ----             ----
$             --  $             -- $             -- $         81,538 $         58,487 $          1,028
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
             774               609              346           11,638            9,617            7,285
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
             774               609              346           11,638            9,617            7,285
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           (774)             (609)            (346)           69,900           48,870          (6,257)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           5,243                --              525               --              864           12,174
           6,947             1,663          (1,302)            3,219          (8,052)          (2,339)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          12,190             1,663            (777)            3,219          (7,188)            9,835
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          26,583             3,348            9,190          111,358           45,984           29,787
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          38,773             5,011            8,413          114,577           38,796           39,622
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$         37,999  $          4,402 $          8,067 $        184,477 $         87,666 $         33,365
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                        MIST HARRIS OAKMARK
                                                                           INTERNATIONAL
                                                                            SUB-ACCOUNT
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $         16,675 $         42,343 $          1,475
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................            9,985            8,417            5,997
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................            9,985            8,417            5,997
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................            6,690           33,926          (4,522)
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................          143,075          105,700           15,370
   Realized gains (losses) on sale of investments.......           98,739           92,299           57,863
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................          241,814          197,999           73,233
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...        (269,330)          144,834           81,273
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................         (27,516)          342,833          154,506
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $       (20,826) $        376,759 $        149,984
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period May 2, 2005 to December 31, 2005.

  The accompanying notes are an integral part of these financial statements.

              MIST NEUBERGER BERMAN                                    MIST TURNER
                   REAL ESTATE                                        MID-CAP GROWTH
                   SUB-ACCOUNT                                         SUB-ACCOUNT
--------------------------------------------------  --------------------------------------------------
      2007              2006             2005             2007             2006             2005
      ----              ----             ----             ----             ----             ----
$          4,891  $          4,200 $             -- $             -- $             -- $             --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           2,505             1,999              842            2,392            1,427              529
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           2,505             1,999              842            2,392            1,427              529
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           2,386             2,201            (842)          (2,392)          (1,427)            (529)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          39,193            19,950              311           14,601            2,817            5,037
          22,046            31,864            3,197           17,753           10,273              818
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          61,239            51,814            3,508           32,354           13,090            5,855
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       (136,559)            59,028           25,689           61,758            3,998           12,043
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
        (75,320)           110,842           29,197           94,112           17,088           17,898
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$       (72,934)  $        113,043 $         28,355 $         91,720 $         15,661 $         17,369
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                         MIST GOLDMAN SACHS
                                                                           MID-CAP VALUE
                                                                            SUB-ACCOUNT
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $          4,898 $             -- $          2,739
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................            4,042            2,732            1,380
   Administrative charges...............................               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................            4,042            2,732            1,380
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................              856          (2,732)            1,359
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................           63,250            3,245           21,136
   Realized gains (losses) on sale of investments.......           13,736           11,374            3,510
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................           76,986           14,619           24,646
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...         (59,997)           74,946            6,060
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................           16,989           89,565           30,706
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $         17,845 $         86,833 $         32,065
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period May 2, 2005 to December 31, 2005.

  The accompanying notes are an integral part of these financial statements.

                   MIST METLIFE                                        MIST METLIFE
                DEFENSIVE STRATEGY                                  MODERATE STRATEGY
                   SUB-ACCOUNT                                         SUB-ACCOUNT
--------------------------------------------------  --------------------------------------------------
      2007              2006           2005 (C)           2007             2006           2005 (C)
      ----              ----           --------           ----             ----           --------
$             --  $             -- $             -- $         19,478 $            530 $          3,414
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
               1                --               --            4,863            3,115              140
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
               1                --               --            4,863            3,115              140
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
             (1)                --               --           14,615          (2,585)            3,274
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
              --                --               --           22,953            2,229              536
             (3)                --               --           10,603            1,554               34
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
             (3)                --               --           33,556            3,783              570
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
             (6)                --               --            1,300           67,408          (2,868)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
             (9)                --               --           34,856           71,191          (2,298)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$           (10)  $             -- $             -- $         49,471 $         68,606 $            976
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                            MIST METLIFE
                                                                         BALANCED STRATEGY
                                                                            SUB-ACCOUNT
                                                         --------------------------------------------------
                                                               2007             2006           2005 (C)
                                                               ----             ----           --------
INVESTMENT INCOME:
   Dividends............................................ $         10,267 $            353 $            977
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................            3,646            1,462               75
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................            3,646            1,462               75
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................            6,621          (1,109)              902
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................           17,128            1,253              133
   Realized gains (losses) on sale of investments.......            8,119            1,809              139
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................           25,247            3,062              272
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...          (2,201)           32,383            1,994
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................           23,046           35,445            2,266
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $         29,667 $         34,336 $          3,168
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period May 2, 2005 to December 31, 2005.

  The accompanying notes are an integral part of these financial statements.

                   MIST METLIFE                                        MIST METLIFE
                 GROWTH STRATEGY                                   AGGRESSIVE STRATEGY
                   SUB-ACCOUNT                                         SUB-ACCOUNT
--------------------------------------------------  --------------------------------------------------
      2007              2006           2005 (C)           2007             2006           2005 (C)
      ----              ----           --------           ----             ----           --------
$         26,804  $          1,782 $          9,366 $          3,883 $            249 $            621
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          11,652             6,495              395            1,136              754               26
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          11,652             6,495              395            1,136              754               26
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          15,152           (4,713)            8,971            2,747            (505)              595
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          66,654             6,777            1,905           15,733              971              207
          45,914             5,229              301            6,773            2,626               39
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         112,568            12,006            2,206           22,506            3,597              246
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
        (66,437)           151,712              862         (17,209)           12,702            (818)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          46,131           163,718            3,068            5,297           16,299            (572)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$         61,283  $        159,005 $         12,039 $          8,044 $         15,794 $             23
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                          MIST VAN KAMPEN
                                                                              COMSTOCK
                                                                            SUB-ACCOUNT
                                                         --------------------------------------------------
                                                               2007             2006           2005 (C)
                                                               ----             ----           --------
INVESTMENT INCOME:
   Dividends............................................ $          6,064 $             13 $            455
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................            2,272            1,090               49
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................            2,272            1,090               49
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................            3,792          (1,077)              406
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................            8,107            1,456              316
   Realized gains (losses) on sale of investments.......            1,731              824               17
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................            9,838            2,280              333
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...         (29,478)           38,659              124
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................         (19,640)           40,939              457
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $       (15,848) $         39,862 $            863
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period May 2, 2005 to December 31, 2005.

  The accompanying notes are an integral part of these financial statements.

         MIST LEGG MASON                       MIST MFS                     MIST LOOMIS SAYLES
          VALUE EQUITY                  EMERGING MARKETS EQUITY               GLOBAL MARKETS
           SUB-ACCOUNT                        SUB-ACCOUNT                       SUB-ACCOUNT
---------------------------------  --------------------------------- ---------------------------------
      2007            2006 (B)           2007           2006 (B)           2007           2006 (B)
      ----            --------           ----           --------           ----           --------
$              4  $            164 $             11 $             77 $             -- $             10
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
             587                40              152                7               38                1
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
             587                40              152                7               38                1
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           (583)               124            (141)               70             (38)                9
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
             132             2,178               --               --               --               --
           2,398                33              610                4              270              (3)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           2,530             2,211              610                4              270              (3)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         (6,492)             (968)            6,466              758            1,494               26
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         (3,962)             1,243            7,076              762            1,764               23
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$        (4,545)  $          1,367 $          6,935 $            832 $          1,726 $             32
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                            MIST MET/AIM
                                                                        CAPITAL APPRECIATION
                                                                            SUB-ACCOUNT
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $             -- $            149 $            157
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................              115               92               71
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................              115               92               71
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................            (115)               57               86
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................               --               --               --
   Realized gains (losses) on sale of investments.......         (36,019)          (3,861)         (19,038)
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................         (36,019)          (3,861)         (19,038)
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...           66,820           19,685           38,925
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................           30,801           15,824           19,887
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $         30,686 $         15,881 $         19,973
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period May 2, 2005 to December 31, 2005.

  The accompanying notes are an integral part of these financial statements.

                       MFS                                          MFS HARRIS OAKMARK
               DAVIS VENTURE VALUE                                    FOCUSED VALUE
                   SUB-ACCOUNT                                         SUB-ACCOUNT
--------------------------------------------------  --------------------------------------------------
      2007              2006             2005             2007             2006             2005
      ----              ----             ----             ----             ----             ----
$         27,195  $         23,474 $         13,533 $          9,319 $          4,951 $            588
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          18,919            15,255           10,962            8,974            8,399            7,519
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          18,919            15,255           10,962            8,974            8,399            7,519
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           8,276             8,219            2,571              345          (3,448)          (6,931)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
              --                --               --          205,487          152,770           14,129
         126,204           100,217           83,230           22,662           40,930           14,865
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         126,204           100,217           83,230          228,149          193,700           28,994
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           2,798           264,814          114,593        (339,075)         (27,418)          103,207
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         129,002           365,031          197,823        (110,926)          166,282          132,201
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$        137,278  $        373,250 $        200,394 $      (110,581) $        162,834 $        125,270
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                            MSF JENNISON
                                                                               GROWTH
                                                                            SUB-ACCOUNT
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $          4,656 $             -- $          2,278
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................            6,059            4,637            3,081
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................            6,059            4,637            3,081
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................          (1,403)          (4,637)            (803)
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................           39,047              806               --
   Realized gains (losses) on sale of investments.......           38,843           50,841           15,433
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................           77,890           51,647           15,433
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...           39,361         (28,102)           69,258
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................          117,251           23,545           84,691
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $        115,848 $         18,908 $         83,888
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period May 2, 2005 to December 31, 2005.

  The accompanying notes are an integral part of these financial statements.

                       MSF                                            MSF BLACKROCK
               METLIFE STOCK INDEX                                     MONEY MARKET
                   SUB-ACCOUNT                                         SUB-ACCOUNT
--------------------------------------------------  --------------------------------------------------
      2007              2006             2005             2007             2006             2005
      ----              ----             ----             ----             ----             ----
$         10,842  $         21,008 $         16,481 $        115,854 $         89,306 $         33,319
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           5,688             5,405            5,452           12,730           10,206            5,430
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           5,688             5,405            5,452           12,730           10,206            5,430
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           5,154            15,603           11,029          103,124           79,100           27,889
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          21,076            35,849               --               --               --               --
          12,202            47,742           44,096               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          33,278            83,591           44,096               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           7,180            37,193         (12,358)               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          40,458           120,784           31,738               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$         45,612  $        136,387 $         42,767 $        103,124 $         79,100 $         27,889
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                           MSF BLACKROCK
                                                                            BOND INCOME
                                                                            SUB-ACCOUNT
                                                         --------------------------------------------------
                                                               2007                2006             2005
                                                               ----                ----             ----
INVESTMENT INCOME:
   Dividends............................................ $            697    $          1,834 $          1,515
                                                         ----------------    ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................              130                 176              206
   Administrative charges...............................               --                  --               --
                                                         ----------------    ---------------- ----------------
     Total expenses.....................................              130                 176              206
                                                         ----------------    ---------------- ----------------
   Net investment income (loss).........................              567               1,658            1,309
                                                         ----------------    ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................               --                  31              437
   Realized gains (losses) on sale of investments.......               36                  14               43
                                                         ----------------    ---------------- ----------------
       Net realized gains (losses)......................               36                  45              480
                                                         ----------------    ---------------- ----------------
   Change in unrealized gains (losses) on investments...              727               (486)          (1,165)
                                                         ----------------    ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................              763               (441)            (685)
                                                         ----------------    ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $          1,330    $          1,217 $            624
                                                         ================    ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period May 2, 2005 to December 31, 2005.

  The accompanying notes are an integral part of these financial statements.

           MSF WESTERN ASSET MANAGEMENT                             MSF T. ROWE PRICE
                 U.S. GOVERNMENT                                     SMALL CAP GROWTH
                   SUB-ACCOUNT                                         SUB-ACCOUNT
--------------------------------------------------  --------------------------------------------------
      2007              2006           2005 (C)           2007             2006             2005
      ----              ----           --------           ----             ----             ----
$            463  $              1 $             -- $             -- $             -- $             --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
              96                --               --               24               29               27
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
              96                --               --               24               29               27
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
             367                 1               --             (24)             (29)             (27)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
              --                --               --               --               --               --
            (10)               (1)               --            1,817            1,176             (10)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
            (10)               (1)               --            1,817            1,176             (10)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
             419                 1               --            7,896            2,634           10,578
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
             409                --               --            9,713            3,810           10,568
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$            776  $              1 $             -- $          9,689 $          3,781 $         10,541
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                         MSF T. ROWE PRICE
                                                                          LARGE CAP GROWTH
                                                                            SUB-ACCOUNT
                                                         --------------------------------------------------
                                                               2007                2006             2005
                                                               ----                ----             ----
INVESTMENT INCOME:
   Dividends............................................ $            533    $            331 $            515
                                                         ----------------    ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................               64                  54               52
   Administrative charges...............................               --                  --               --
                                                         ----------------    ---------------- ----------------
     Total expenses.....................................               64                  54               52
                                                         ----------------    ---------------- ----------------
   Net investment income (loss).........................              469                 277              463
                                                         ----------------    ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................            1,059                   0               --
   Realized gains (losses) on sale of investments.......              861                 888              349
                                                         ----------------    ---------------- ----------------
       Net realized gains (losses)......................            1,920               1,012              349
                                                         ----------------    ---------------- ----------------
   Change in unrealized gains (losses) on investments...            8,145              10,964            5,140
                                                         ----------------    ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................           10,065              11,852            5,489
                                                         ----------------    ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $         10,534    $         12,129 $          5,952
                                                         ================    ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period May 2, 2005 to December 31, 2005.

  The accompanying notes are an integral part of these financial statements.

               MSF CAPITAL GUARDIAN                                      AIM V.I.
                   U.S. EQUITY                                     INTERNATIONAL GROWTH
                   SUB-ACCOUNT                                         SUB-ACCOUNT
--------------------------------------------------  --------------------------------------------------
      2007              2006             2005             2007             2006             2005
      ----              ----             ----             ----             ----             ----
$          3,578  $          7,441 $            177 $            224 $            466 $            254
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
              --                --               --                4                3                2
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
              --                --               --                4                3                2
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           3,578             7,441              177              220              463              252
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          44,509             7,964               --               --               --               --
           9,742             5,789            1,047              832              592               54
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          54,251            13,753            1,047              832              592               54
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
        (55,979)            47,219           36,791            6,220           10,240            5,980
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         (1,728)            60,972           37,838            7,052           10,832            6,034
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$          1,850  $         68,413 $         38,015 $          7,272 $         11,295 $          6,286
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                                DWS
                                                                   GOVERNMENT & AGENCY SECURITIES
                                                                            SUB-ACCOUNT
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $             18 $             12 $             10
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................                3                2                1
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................                3                2                1
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................               15               10                9
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................               --               --                2
   Realized gains (losses) on sale of investments.......             (24)             (13)              (1)
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................             (24)             (13)                1
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...               25               14              (5)
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................                1                1              (4)
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $             16 $             11 $              5
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period May 2, 2005 to December 31, 2005.

  The accompanying notes are an integral part of these financial statements.

                    PUTNAM VT                                           PUTNAM VT
                GROWTH AND INCOME                                         VISTA
                   SUB-ACCOUNT                                         SUB-ACCOUNT
--------------------------------------------------  --------------------------------------------------
      2007              2006             2005             2007             2006             2005
      ----              ----             ----             ----             ----             ----
$            950  $          1,051 $            987 $             -- $             -- $             --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
             360               333              315              117              118              115
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
             360               333              315              117              118              115
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
             590               718              672            (117)            (118)            (115)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           9,534             1,402               --               --               --               --
           1,714             1,730            1,119              339               97            (150)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          11,248             3,132            1,119              339               97            (150)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
        (16,045)             5,292            1,065              539            1,099            2,651
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         (4,797)             8,424            2,184              878            1,196            2,501
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$        (4,207)  $          9,142 $          2,856 $            761 $          1,078 $          2,386
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONCLUDED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                          FTVIPT TEMPLETON
                                                                         GROWTH SECURITIES
                                                                            SUB-ACCOUNT
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $             34 $            174 $             54
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................               --               --               --
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................               --               --               --
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................               34              174               54
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................               97               --               --
   Realized gains (losses) on sale of investments.......               25              825               57
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................              122              825               57
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...             (99)            (403)              281
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................               23              422              338
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $             57 $            596 $            392
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period May 2, 2005 to December 31, 2005.

  The accompanying notes are an integral part of these financial statements.

                 FTVIPT TEMPLETON                                    FTVIPT TEMPLETON
                FOREIGN SECURITIES                            DEVELOPING MARKETS SECURITIES
                   SUB-ACCOUNT                                         SUB-ACCOUNT
--------------------------------------------------  --------------------------------------------------
      2007              2006             2005             2007             2006             2005
      ----              ----             ----             ----             ----             ----
$          3,079  $            948 $            611 $            366 $            178 $            183
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
             139               139              128               82               77               75
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
             139               139              128               82               77               75
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           2,940               809              483              284              101              108
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           6,376                --               --            1,154               --               --
           2,960               414            (108)            2,449            1,035            1,035
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           9,336               414            (108)            3,603            1,035            1,035
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           6,019            11,861            4,352            (147)            2,316            1,881
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          15,355            12,275            4,244            3,456            3,351            2,916
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$         18,295  $         13,084 $          4,727 $          3,740 $          3,452 $          3,024
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
                      STATEMENTS OF CHANGES IN NET ASSETS
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                            MIST LORD ABBETT                    MIST LORD ABBETT
                                            GROWTH AND INCOME                    BOND DEBENTURE
                                               SUB-ACCOUNT                         SUB-ACCOUNT
                                   ----------------------------------- -----------------------------------
                                      2007        2006        2005        2007        2006        2005
                                      ----        ----        ----        ----        ----        ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss)..... $    53,381 $   102,083 $    55,142 $    85,594 $    93,216 $    56,373
 Net realized gains (losses)......     461,850     743,802     202,241      17,578      13,722      16,753
 Change in unrealized gains
   (losses) on investments........   (264,435)     184,448    (43,138)         350      14,677    (52,300)
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets resulting from
   operations.....................     250,796   1,030,333     214,245     103,522     121,615      20,826
                                   ----------- ----------- ----------- ----------- ----------- -----------
POLICY TRANSACTIONS:
 Premium payments received from
   policy owners..................     287,804     370,111     292,574      70,194     150,985     151,267
 Net transfers (including fixed
   account).......................    (62,309)   (472,291)     295,044     218,179      20,911     165,607
 Policy charges...................   (233,349)   (217,709)   (204,224)    (68,644)    (60,909)    (54,252)
 Transfers for policy benefits and
   terminations...................   (190,732)   (324,434)    (43,055)    (57,786)    (80,531)       (541)
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets resulting from policy
   transactions...................   (198,586)   (644,323)     340,339     161,943      30,456     262,081
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets.........................      52,210     386,010     554,584     265,465     152,071     282,907
NET ASSETS:
 Beginning of period..............   6,519,203   6,133,193   5,578,609   1,510,067   1,357,996   1,075,089
                                   ----------- ----------- ----------- ----------- ----------- -----------
 End of period.................... $ 6,571,413 $ 6,519,203 $ 6,133,193 $ 1,775,532 $ 1,510,067 $ 1,357,996
                                   =========== =========== =========== =========== =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period May 2, 2005 to December 31, 2005.

  The accompanying notes are an integral part of these financial statements.

         MIST LORD ABBETT                     MIST VAN KAMPEN                     MIST MET/PUTNAM
           MID-CAP VALUE                      MID-CAP GROWTH                   CAPITAL OPPORTUNITIES
            SUB-ACCOUNT                         SUB-ACCOUNT                         SUB-ACCOUNT
----------------------------------- ----------------------------------- -----------------------------------
   2007        2006        2005        2007        2006        2005      2007 (A)      2006        2005
   ----        ----        ----        ----        ----        ----      --------      ----        ----
$     5,499 $     3,931 $     3,392 $      (76) $      (71) $      (69) $       333 $       234 $       669
    138,922     101,194      35,924      58,902      30,583      28,498      51,023      40,762         828

  (136,147)    (36,935)       7,585      20,663         (7)    (12,227)    (30,748)     (8,791)      19,869
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


      8,274      68,190      46,901      79,489      30,505      16,202      20,608      32,205      21,366
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

        273         273         273         200         200         200          12          49          49

   (34,899)      13,361      31,997    (33,115)       2,979       2,326   (241,780)     (3,028)       (396)
   (15,738)    (15,605)    (43,695)     (9,733)     (9,156)     (8,741)     (2,053)     (5,849)     (5,794)

   (59,307)   (101,983)      14,912    (26,088)    (17,808)     (1,775)           1    (32,595)     (2,172)
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


  (109,671)   (103,954)       3,487    (68,736)    (23,785)     (7,990)   (243,820)    (41,423)     (8,313)
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

  (101,397)    (35,764)      50,388      10,753       6,720       8,212   (223,212)     (9,218)      13,053
    577,936     613,700     563,312     369,750     363,030     354,818     223,212     232,430     219,377
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
$   476,539 $   577,936 $   613,700 $   380,503 $   369,750 $   363,030 $        -- $   223,212 $   232,430
=========== =========== =========== =========== =========== =========== =========== =========== ===========

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                               MIST LAZARD                              MIST MET/AIM
                                                 MID-CAP                              SMALL CAP GROWTH
                                               SUB-ACCOUNT                               SUB-ACCOUNT
                                   -----------------------------------       -----------------------------------
                                      2007           2006        2005           2007        2006        2005
                                      ----           ----        ----           ----        ----        ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss)..... $       910    $      (36) $     (981)    $   (3,209) $   (2,788) $   (2,492)
 Net realized gains (losses)......      90,284         87,227     103,373         26,545      83,802      24,206
 Change in unrealized gains
   (losses) on investments........   (154,893)          7,446    (59,086)         28,432    (26,777)      18,075
                                   -----------    ----------- -----------    ----------- ----------- -----------
 Net increase (decrease) in net
   assets resulting from
   operations.....................    (63,699)         94,637      43,306         51,768      54,237      39,789
                                   -----------    ----------- -----------    ----------- ----------- -----------
POLICY TRANSACTIONS:
 Premium payments received from
   policy owners..................     158,577        166,314     156,525        140,584      81,522      84,924
 Net transfers (including fixed
   account).......................     330,498       (47,491)       9,329          1,780   (135,199)      41,708
 Policy charges...................    (46,873)       (35,711)    (34,246)       (29,285)    (27,665)    (26,594)
 Transfers for policy benefits and
   terminations...................    (14,123)        (5,483)     (7,771)       (16,733)     (5,024)     (3,369)
                                   -----------    ----------- -----------    ----------- ----------- -----------
 Net increase (decrease) in net
   assets resulting from policy
   transactions...................     428,079         77,629     123,837         96,346    (86,366)      96,669
                                   -----------    ----------- -----------    ----------- ----------- -----------
 Net increase (decrease) in net
   assets.........................     364,380        172,266     167,143        148,114    (32,129)     136,458
NET ASSETS:
 Beginning of period..............     766,376        594,110     426,967        474,012     506,141     369,683
                                   -----------    ----------- -----------    ----------- ----------- -----------
 End of period.................... $ 1,130,756    $   766,376 $   594,110    $   622,126 $   474,012 $   506,141
                                   ===========    =========== ===========    =========== =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period May 2, 2005 to December 31, 2005.

  The accompanying notes are an integral part of these financial statements.

         MIST THIRD AVENUE                  MIST LEGG MASON PARTNERS                MIST MFS RESEARCH
          SMALL CAP VALUE                       AGGRESSIVE GROWTH                     INTERNATIONAL
            SUB-ACCOUNT                            SUB-ACCOUNT                         SUB-ACCOUNT
-----------------------------------    ----------------------------------- -----------------------------------
   2007        2006           2005        2007        2006        2005        2007        2006        2005
   ----        ----           ----        ----        ----        ----        ----        ----        ----
$     8,957 $     1,965    $   (5,669) $   (1,498) $   (2,645) $   (2,476) $    19,165 $    21,422 $     2,185
    116,928     196,994         35,287      52,856      65,967      11,111     350,408     241,190      91,039

  (172,090)    (61,739)        128,021    (40,245)    (82,865)      52,112   (143,059)      81,292      85,729
----------- -----------    ----------- ----------- ----------- ----------- ----------- ----------- -----------


   (46,205)     137,220        157,639      11,113    (19,543)      60,747     226,514     343,904     178,953
----------- -----------    ----------- ----------- ----------- ----------- ----------- ----------- -----------

    155,118     227,170        131,872      63,659      85,209      70,700     218,959     182,976     176,935

     71,835   (264,340)        284,129     (2,373)   (131,131)       6,410     210,443    (39,012)     207,038
   (62,806)    (57,820)       (50,964)    (20,571)    (21,270)    (21,259)    (73,066)    (62,555)    (48,513)

   (13,468)     (9,716)        (3,956)     (8,885)     (1,970)     (5,102)    (38,973)    (45,509)    (13,341)
----------- -----------    ----------- ----------- ----------- ----------- ----------- ----------- -----------


    150,679   (104,706)        361,081      31,830    (69,162)      50,749     317,363      35,900     322,119
----------- -----------    ----------- ----------- ----------- ----------- ----------- ----------- -----------

    104,474      32,514        518,720      42,943    (88,705)     111,496     543,877     379,804     501,072
  1,256,137   1,223,623        704,903     423,640     512,345     400,849   1,651,874   1,272,070     770,998
----------- -----------    ----------- ----------- ----------- ----------- ----------- ----------- -----------
$ 1,360,611 $ 1,256,137    $ 1,223,623 $   466,583 $   423,640 $   512,345 $ 2,195,751 $ 1,651,874 $ 1,272,070
=========== ===========    =========== =========== =========== =========== =========== =========== ===========

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                           MIST T. ROWE PRICE                         MIST OPPENHEIMER
                                             MID-CAP GROWTH                         CAPITAL APPRECIATION
                                               SUB-ACCOUNT                               SUB-ACCOUNT
                                   -----------------------------------       -----------------------------------
                                      2007        2006           2005           2007           2006           2005
                                      ----        ----           ----           ----           ----           ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss)..... $   (4,584) $   (6,855)    $   (6,149)    $   (7,048)    $   (3,050)    $   (4,864)
 Net realized gains (losses)......     100,771     100,416         78,183        137,088         24,302         13,139
 Change in unrealized gains
   (losses) on investments........     123,216    (23,430)         88,802         86,233         85,610         60,288
                                   ----------- -----------    -----------    -----------    -----------    -----------
 Net increase (decrease) in net
   assets resulting from
   operations.....................     219,403      70,131        160,836        216,273        106,862         68,563
                                   ----------- -----------    -----------    -----------    -----------    -----------
POLICY TRANSACTIONS:
 Premium payments received from
   policy owners..................      66,424     113,614         97,800        132,815        164,343        125,031
 Net transfers (including fixed
   account).......................      74,987   (143,531)         56,628         39,904         42,927        424,842
 Policy charges...................    (54,629)    (47,925)       (44,908)       (84,545)       (72,635)       (62,003)
 Transfers for policy benefits and
   terminations...................    (14,894)    (19,260)          (267)       (31,372)       (14,558)             --
                                   ----------- -----------    -----------    -----------    -----------    -----------
 Net increase (decrease) in net
   assets resulting from policy
   transactions...................      71,888    (97,102)        109,253         56,802        120,077        487,870
                                   ----------- -----------    -----------    -----------    -----------    -----------
 Net increase (decrease) in net
   assets.........................     291,291    (26,971)        270,089        273,075        226,939        556,433
NET ASSETS:
 Beginning of period..............   1,222,827   1,249,798        979,709      1,504,919      1,277,980        721,547
                                   ----------- -----------    -----------    -----------    -----------    -----------
 End of period.................... $ 1,514,118 $ 1,222,827    $ 1,249,798    $ 1,777,994    $ 1,504,919    $ 1,277,980
                                   =========== ===========    ===========    ===========    ===========    ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period May 2, 2005 to December 31, 2005.

  The accompanying notes are an integral part of these financial statements.

            MIST PIMCO                                  MIST RCM                                MIST PIMCO
     INFLATION PROTECTED BOND                          TECHNOLOGY                              TOTAL RETURN
            SUB-ACCOUNT                                SUB-ACCOUNT                              SUB-ACCOUNT
-----------------------------------        -----------------------------------      -----------------------------------
   2007          2006           2005          2007           2006          2005        2007        2006           2005
   ----          ----           ----          ----           ----          ----        ----        ----           ----
$    20,845   $    38,824    $   (4,113)   $     (774)    $     (609)   $     (346) $    69,900 $    48,870    $   (6,257)
   (13,423)        19,702          2,916        12,190          1,663         (777)       3,219     (7,188)          9,835

    123,543      (58,283)          7,401        26,583          3,348         9,190     111,358      45,984         29,787
-----------   -----------    -----------   -----------    -----------   ----------- ----------- -----------    -----------


    130,965           243          6,204        37,999          4,402         8,067     184,477      87,666         33,365
-----------   -----------    -----------   -----------    -----------   ----------- ----------- -----------    -----------

    135,172       114,439        145,363         6,144         18,050        22,361     158,534     291,058        231,537

    155,128        69,331        268,793      (10,811)         41,513         5,576     449,483    (10,791)        401,683
   (49,147)      (43,907)       (36,572)      (11,117)       (10,074)       (9,175)   (102,683)   (109,663)       (83,790)

   (10,692)       (8,254)            (1)       (1,981)          (809)            --    (80,126)    (38,945)        (1,604)
-----------   -----------    -----------   -----------    -----------   ----------- ----------- -----------    -----------


    230,461       131,609        377,583      (17,765)         48,680        18,762     425,208     131,659        547,826
-----------   -----------    -----------   -----------    -----------   ----------- ----------- -----------    -----------

    361,426       131,852        383,787        20,234         53,082        26,829     609,685     219,325        581,191
  1,029,554       897,702        513,915       129,702         76,620        49,791   2,136,511   1,917,186      1,335,995
-----------   -----------    -----------   -----------    -----------   ----------- ----------- -----------    -----------
$ 1,390,980   $ 1,029,554    $   897,702   $   149,936    $   129,702   $    76,620 $ 2,746,196 $ 2,136,511    $ 1,917,186
===========   ===========    ===========   ===========    ===========   =========== =========== ===========    ===========

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                           MIST HARRIS OAKMARK                MIST NEUBERGER BERMAN
                                              INTERNATIONAL                        REAL ESTATE
                                               SUB-ACCOUNT                         SUB-ACCOUNT
                                   ----------------------------------- -----------------------------------
                                      2007        2006        2005        2007        2006        2005
                                      ----        ----        ----        ----        ----        ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss)..... $     6,690 $    33,926 $   (4,522) $     2,386 $     2,201 $     (842)
 Net realized gains (losses)......     241,814     197,999      73,233      61,239      51,814       3,508
 Change in unrealized gains
   (losses) on investments........   (269,330)     144,834      81,273   (136,559)      59,028      25,689
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets resulting from
   operations.....................    (20,826)     376,759     149,984    (72,934)     113,043      28,355
                                   ----------- ----------- ----------- ----------- ----------- -----------
POLICY TRANSACTIONS:
 Premium payments received from
   policy owners..................     139,071     195,660     102,555      68,647      99,882      45,749
 Net transfers (including fixed
   account).......................    (21,210)    (99,780)     330,242      18,896    (17,650)     188,016
 Policy charges...................    (77,355)    (66,477)    (52,894)    (23,424)    (20,279)    (12,839)
 Transfers for policy benefits and
   terminations...................    (11,402)    (18,039)     (2,202)    (11,271)     (1,124)     (1,384)
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets resulting from policy
   transactions...................      29,104      11,364     377,701      52,848      60,829     219,542
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets.........................       8,278     388,123     527,685    (20,086)     173,872     247,897
NET ASSETS:
 Beginning of period..............   1,696,246   1,308,123     780,438     440,610     266,738      18,841
                                   ----------- ----------- ----------- ----------- ----------- -----------
 End of period.................... $ 1,704,524 $ 1,696,246 $ 1,308,123 $   420,524 $   440,610 $   266,738
                                   =========== =========== =========== =========== =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period May 2, 2005 to December 31, 2005.

  The accompanying notes are an integral part of these financial statements.

            MIST TURNER                      MIST GOLDMAN SACHS                         MIST METLIFE
          MID-CAP GROWTH                        MID-CAP VALUE                        DEFENSIVE STRATEGY
            SUB-ACCOUNT                          SUB-ACCOUNT                             SUB-ACCOUNT
-----------------------------------  -----------------------------------     -----------------------------------
   2007        2006         2005        2007         2006           2005        2007        2006      2005 (C)
   ----        ----         ----        ----         ----           ----        ----        ----      --------
$   (2,392) $   (1,427)  $     (529) $       856  $   (2,732)    $     1,359 $       (1) $        -- $        --
     32,354      13,090        5,855      76,986       14,619         24,646         (3)          --          --

     61,758       3,998       12,043    (59,997)       74,946          6,060         (6)          --          --
----------- -----------  ----------- -----------  -----------    ----------- ----------- ----------- -----------


     91,720      15,661       17,369      17,845       86,833         32,065        (10)          --          --
----------- -----------  ----------- -----------  -----------    ----------- ----------- ----------- -----------

     49,391      26,010       37,081      25,717      123,010         21,980          --          --          --

     37,076     163,607      103,010      53,446      141,890        258,011       1,074          --          --
   (11,901)     (8,857)      (4,953)    (26,812)     (19,724)       (13,626)        (25)          --          --

        242          75           --    (13,512)      (1,314)             --          --          --          --
----------- -----------  ----------- -----------  -----------    ----------- ----------- ----------- -----------


     74,808     180,835      135,138      38,839      243,862        266,365       1,049          --          --
----------- -----------  ----------- -----------  -----------    ----------- ----------- ----------- -----------

    166,528     196,496      152,507      56,684      330,695        298,430       1,039          --          --
    355,893     159,397        6,890     677,206      346,511         48,081          --          --          --
----------- -----------  ----------- -----------  -----------    ----------- ----------- ----------- -----------
$   522,421 $   355,893  $   159,397 $   733,890  $   677,206    $   346,511 $     1,039 $        -- $        --
=========== ===========  =========== ===========  ===========    =========== =========== =========== ===========

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                              MIST METLIFE                           MIST METLIFE
                                            MODERATE STRATEGY                      BALANCED STRATEGY
                                               SUB-ACCOUNT                            SUB-ACCOUNT
                                   -----------------------------------    -----------------------------------
                                      2007           2006      2005 (C)      2007        2006      2005 (C)
                                      ----           ----      --------      ----        ----      --------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss)..... $    14,615    $   (2,585) $     3,274 $     6,621 $   (1,109) $       902
 Net realized gains (losses)......      33,556          3,783         570      25,247       3,062         272
 Change in unrealized gains
   (losses) on investments........       1,300         67,408     (2,868)     (2,201)      32,383       1,994
                                   -----------    ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets resulting from
   operations.....................      49,471         68,606         976      29,667      34,336       3,168
                                   -----------    ----------- ----------- ----------- ----------- -----------
POLICY TRANSACTIONS:
 Premium payments received from
   policy owners..................      76,617              7          --     161,856       3,593         170
 Net transfers (including fixed
   account).......................    (53,555)        557,220     285,658     253,687     289,082     100,424
 Policy charges...................    (36,971)       (29,841)     (3,325)    (57,861)    (24,653)       (613)
 Transfers for policy benefits and
   terminations...................           3          1,975         (1)     (2,664)         (1)          --
                                   -----------    ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets resulting from policy
   transactions...................    (13,906)        529,361     282,332     355,018     268,021      99,981
                                   -----------    ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets.........................      35,565        597,967     283,308     384,685     302,357     103,149
NET ASSETS:
 Beginning of period..............     881,275        283,308          --     405,506     103,149          --
                                   -----------    ----------- ----------- ----------- ----------- -----------
 End of period.................... $   916,840    $   881,275 $   283,308 $   790,191 $   405,506 $   103,149
                                   ===========    =========== =========== =========== =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period May 2, 2005 to December 31, 2005.

  The accompanying notes are an integral part of these financial statements.

           MIST METLIFE                        MIST METLIFE                       MIST VAN KAMPEN
          GROWTH STRATEGY                   AGGRESSIVE STRATEGY                      COMSTOCK
            SUB-ACCOUNT                         SUB-ACCOUNT                         SUB-ACCOUNT
----------------------------------- ----------------------------------- -----------------------------------
   2007        2006      2005 (C)      2007        2006      2005 (C)      2007        2006      2005 (C)
   ----        ----      --------      ----        ----      --------      ----        ----      --------
$    15,152 $   (4,713) $     8,971 $     2,747 $     (505) $       595 $     3,792 $   (1,077) $       406
    112,568      12,006       2,206      22,506       3,597         246       9,838       2,280         333

   (66,437)     151,712         862    (17,209)      12,702       (818)    (29,478)      38,659         124
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


     61,283     159,005      12,039       8,044      15,794          23    (15,848)      39,862         863
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

    353,028     117,906       1,181     139,246     108,767       3,118      11,265       6,742         795

    770,165     535,314     884,531    (30,754)      31,215      66,432     158,212     275,785      40,911
  (131,103)    (68,286)     (5,445)    (20,293)    (25,107)     (1,345)    (14,296)     (6,558)       (510)

   (54,502)          14          --       (975)         638         (8)          38          57        (57)
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


    937,588     584,948     880,267      87,224     115,513      68,197     155,219     276,026      41,139
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

    998,871     743,953     892,306      95,268     131,307      68,220     139,371     315,888      42,002
  1,636,259     892,306          --     199,527      68,220          --     357,890      42,002          --
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
$ 2,635,130 $ 1,636,259 $   892,306 $   294,795 $   199,527 $    68,220 $   497,261 $   357,890 $    42,002
=========== =========== =========== =========== =========== =========== =========== =========== ===========

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                       MIST LEGG MASON            MIST MFS           MIST LOOMIS SAYLES
                                        VALUE EQUITY       EMERGING MARKETS EQUITY     GLOBAL MARKETS
                                         SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
                                   ----------------------- ----------------------- -----------------------
                                      2007      2006 (B)      2007      2006 (B)      2007      2006 (B)
                                      ----      --------      ----      --------      ----      --------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss)..... $     (583) $       124 $     (141) $        70 $      (38) $         9
 Net realized gains (losses)......       2,530       2,211         610           4         270         (3)
 Change in unrealized gains
   (losses) on investments........     (6,492)       (968)       6,466         758       1,494          26
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets resulting from
   operations.....................     (4,545)       1,367       6,935         832       1,726          32
                                   ----------- ----------- ----------- ----------- ----------- -----------
POLICY TRANSACTIONS:
 Premium payments received from
   policy owners..................       4,908         367       1,317          --         296          --
 Net transfers (including fixed
   account).......................    (15,065)     115,180      61,616       7,926      16,280       1,009
 Policy charges...................     (4,217)       (453)     (2,559)        (47)     (1,575)        (11)
 Transfers for policy benefits and
   terminations...................          45         251          94          --          62          --
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets resulting from policy
   transactions...................    (14,329)     115,345      60,468       7,879      15,063         998
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets.........................    (18,874)     116,712      67,403       8,711      16,789       1,030
NET ASSETS:
 Beginning of period..............     116,712          --       8,711          --       1,030          --
                                   ----------- ----------- ----------- ----------- ----------- -----------
 End of period.................... $    97,838 $   116,712 $    76,114 $     8,711 $    17,819 $     1,030
                                   =========== =========== =========== =========== =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period May 2, 2005 to December 31, 2005.

  The accompanying notes are an integral part of these financial statements.

           MIST MET/AIM                             MSF                         MSF HARRIS OAKMARK
       CAPITAL APPRECIATION                 DAVIS VENTURE VALUE                    FOCUSED VALUE
            SUB-ACCOUNT                         SUB-ACCOUNT                         SUB-ACCOUNT
----------------------------------- ----------------------------------- -----------------------------------
   2007        2006        2005        2007        2006        2005        2007        2006        2005
   ----        ----        ----        ----        ----        ----        ----        ----        ----
$     (115) $        57 $        86 $     8,276 $     8,219 $     2,571 $       345 $   (3,448) $   (6,931)
   (36,019)     (3,861)    (19,038)     126,204     100,217      83,230     228,149     193,700      28,994

     66,820      19,685      38,925       2,798     264,814     114,593   (339,075)    (27,418)     103,207
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


     30,686      15,881      19,973     137,278     373,250     200,394   (110,581)     162,834     125,270
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

      3,845       3,845       3,845     339,909     486,351     351,654     109,281     156,409     106,229

      (120)     (2,767)    (33,835)     177,371    (24,780)     569,824    (21,006)   (133,604)     199,034
    (8,548)     (1,935)     (7,716)   (145,597)   (127,762)   (107,869)    (72,178)    (68,421)    (63,379)

    (2,866)     (8,396)           6    (64,543)    (60,996)     (8,663)    (17,071)    (15,802)     (4,342)
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


    (7,688)     (9,253)    (37,700)     307,140     272,813     804,946       (974)    (61,418)     237,542
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

     22,998       6,628    (17,727)     444,418     646,063   1,005,340   (111,555)     101,416     362,812
    262,422     255,794     273,521   3,091,839   2,445,776   1,440,436   1,616,265   1,514,849   1,152,037
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
$   285,420 $   262,422 $   255,794 $ 3,536,257 $ 3,091,839 $ 2,445,776 $ 1,504,710 $ 1,616,265 $ 1,514,849
=========== =========== =========== =========== =========== =========== =========== =========== ===========

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                              MSF JENNISON                            MSF METLIFE
                                                 GROWTH                               STOCK INDEX
                                               SUB-ACCOUNT                            SUB-ACCOUNT
                                   -----------------------------------    -----------------------------------
                                      2007           2006        2005        2007        2006           2005
                                      ----           ----        ----        ----        ----           ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss)..... $   (1,403)    $   (4,637) $     (803) $     5,154 $    15,603    $    11,029
 Net realized gains (losses)......      77,890         51,647      15,433      33,278      83,591         44,096
 Change in unrealized gains
   (losses) on investments........      39,361       (28,102)      69,258       7,180      37,193       (12,358)
                                   -----------    ----------- ----------- ----------- -----------    -----------
 Net increase (decrease) in net
   assets resulting from
   operations.....................     115,848         18,908      83,888      45,612     136,387         42,767
                                   -----------    ----------- ----------- ----------- -----------    -----------
POLICY TRANSACTIONS:
 Premium payments received from
   policy owners..................      95,415         85,031      86,393      63,971     164,343         82,417
 Net transfers (including fixed
   account).......................      52,140        238,862     108,540      76,152   (288,253)         64,698
 Policy charges...................    (37,561)       (32,574)    (27,303)    (57,504)    (50,245)       (53,882)
 Transfers for policy benefits and
   terminations...................    (15,167)        (2,861)     (5,446)     (7,638)    (37,921)        (5,724)
                                   -----------    ----------- ----------- ----------- -----------    -----------
 Net increase (decrease) in net
   assets resulting from policy
   transactions...................      94,827        288,458     162,184      74,981   (212,076)         87,509
                                   -----------    ----------- ----------- ----------- -----------    -----------
 Net increase (decrease) in net
   assets.........................     210,675        307,366     246,072     120,593    (75,689)        130,276
NET ASSETS:
 Beginning of period..............     975,894        668,528     422,456     958,978   1,034,667        904,391
                                   -----------    ----------- ----------- ----------- -----------    -----------
 End of period.................... $ 1,186,569    $   975,894 $   668,528 $ 1,079,571 $   958,978    $ 1,034,667
                                   ===========    =========== =========== =========== ===========    ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period May 2, 2005 to December 31, 2005.

  The accompanying notes are an integral part of these financial statements.

            MSF BLACKROCK                        MSF BLACKROCK                     MSF WESTERN ASSET
            MONEY MARKET                          BOND INCOME                 MANAGEMENT U.S. GOVERNMENT
             SUB-ACCOUNT                          SUB-ACCOUNT                         SUB-ACCOUNT
------------------------------------- ----------------------------------- -----------------------------------
    2007        2006         2005        2007        2006        2005        2007        2006      2005 (C)
    ----        ----         ----        ----        ----        ----        ----        ----      --------
$    103,124 $    79,100 $     27,889 $       567 $     1,658 $     1,309 $       367 $         1 $        --
          --          --           --          36          45         480        (10)         (1)          --

          --          --           --         727       (486)     (1,165)         419           1          --
------------ ----------- ------------ ----------- ----------- ----------- ----------- ----------- -----------


     103,124      79,100       27,889       1,330       1,217         624         776           1          --
------------ ----------- ------------ ----------- ----------- ----------- ----------- ----------- -----------

   3,683,610   1,223,334    2,696,347          --          --          --         220         202          --

 (3,004,765)   (416,651)  (1,223,299)    (11,044)     (6,660)       1,345      33,846         406          --
   (168,363)   (130,881)     (96,912)     (1,561)     (1,423)       (863)     (1,833)       (116)          --

   (140,655)    (19,871)           --          16       (164)       (229)         (2)          --          --
------------ ----------- ------------ ----------- ----------- ----------- ----------- ----------- -----------


     369,827     655,931    1,376,136    (12,589)     (8,247)         253      32,231         492          --
------------ ----------- ------------ ----------- ----------- ----------- ----------- ----------- -----------

     472,951     735,031    1,404,025    (11,259)     (7,030)         877      33,007         493          --
   2,174,748   1,439,717       35,692      32,402      39,072      38,195         493          --          --
------------ ----------- ------------ ----------- ----------- ----------- ----------- ----------- -----------
$  2,647,699 $ 2,174,748 $  1,439,717 $    20,783 $    32,402 $    39,072 $    33,500 $       493 $        --
============ =========== ============ =========== =========== =========== =========== =========== ===========

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                            MSF T. ROWE PRICE                         MSF T. ROWE PRICE
                                            SMALL CAP GROWTH                          LARGE CAP GROWTH
                                               SUB-ACCOUNT                               SUB-ACCOUNT
                                   -----------------------------------       -----------------------------------
                                      2007        2006           2005           2007        2006        2005
                                      ----        ----           ----           ----        ----        ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss)..... $      (24) $      (29)    $      (27)    $       469 $       277 $       463
 Net realized gains (losses)......       1,817       1,176           (10)          1,920         888         349
 Change in unrealized gains
   (losses) on investments........       7,896       2,634         10,578          8,145      10,964       5,140
                                   ----------- -----------    -----------    ----------- ----------- -----------
 Net increase (decrease) in net
   assets resulting from
   operations.....................       9,689       3,781         10,541         10,534      12,129       5,952
                                   ----------- -----------    -----------    ----------- ----------- -----------
POLICY TRANSACTIONS:
 Premium payments received from
   policy owners..................          --          --             --          1,052       1,052         840
 Net transfers (including fixed
   account).......................       (868)     (6,179)          2,839         10,154     (2,887)         642
 Policy charges...................     (3,086)     (2,955)        (2,387)        (3,264)     (2,826)     (2,491)
 Transfers for policy benefits and
   terminations...................     (1,615)          --          (165)            (8)          --     (1,177)
                                   ----------- -----------    -----------    ----------- ----------- -----------
 Net increase (decrease) in net
   assets resulting from policy
   transactions...................     (5,569)     (9,134)            287          7,934     (4,661)     (2,186)
                                   ----------- -----------    -----------    ----------- ----------- -----------
 Net increase (decrease) in net
   assets.........................       4,120     (5,353)         10,828         18,468       7,468       3,766
NET ASSETS:
 Beginning of period..............      98,822     104,175         93,347        103,412      95,944      92,178
                                   ----------- -----------    -----------    ----------- ----------- -----------
 End of period.................... $   102,942 $    98,822    $   104,175    $   121,880 $   103,412 $    95,944
                                   =========== ===========    ===========    =========== =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period May 2, 2005 to December 31, 2005.

  The accompanying notes are an integral part of these financial statements.

       MSF CAPITAL GUARDIAN                      AIM V.I.                               DWS
            U.S. EQUITY                    INTERNATIONAL GROWTH           GOVERNMENT & AGENCY SECURITIES
            SUB-ACCOUNT                         SUB-ACCOUNT                         SUB-ACCOUNT
----------------------------------- ----------------------------------- -----------------------------------
   2007        2006        2005        2007        2006        2005        2007        2006        2005
   ----        ----        ----        ----        ----        ----        ----        ----        ----
$     3,578 $     7,441 $       177 $       220 $       463 $       252 $        15 $        10 $         9
     54,251      13,753       1,047         832         592          54        (24)        (13)           1

   (55,979)      47,219      36,791       6,220      10,240       5,980          25          14         (5)
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


      1,850      68,413      38,015       7,272      11,295       6,286          16          11           5
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

         --          --          --          98          98          98          99          99          99

    (9,863)      23,139     (3,298)       (925)     (1,448)       (916)          --          --           1
   (19,485)    (19,206)    (17,818)     (1,295)     (1,085)       (905)        (45)        (42)        (41)

   (27,192)    (37,383)     (9,876)        (10)         (1)           9          --          --          --
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


   (56,540)    (33,450)    (30,992)     (2,132)     (2,436)     (1,714)          54          57          59
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

   (54,690)      34,963       7,023       5,140       8,859       4,572          70          68          64
    737,054     702,091     695,068      50,144      41,285      36,713         362         294         230
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
$   682,364 $   737,054 $   702,091 $    55,284 $    50,144 $    41,285 $       432 $       362 $       294
=========== =========== =========== =========== =========== =========== =========== =========== ===========

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                PUTNAM VT                           PUTNAM VT
                                            GROWTH AND INCOME                         VISTA
                                               SUB-ACCOUNT                         SUB-ACCOUNT
                                   ----------------------------------- -----------------------------------
                                      2007        2006        2005        2007        2006        2005
                                      ----        ----        ----        ----        ----        ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss)..... $       590 $       718 $       672 $     (117) $     (118) $     (115)
 Net realized gains (losses)......      11,248       3,132       1,119         339          97       (150)
 Change in unrealized gains
   (losses) on investments........    (16,045)       5,292       1,065         539       1,099       2,651
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets resulting from
   operations.....................     (4,207)       9,142       2,856         761       1,078       2,386
                                   ----------- ----------- ----------- ----------- ----------- -----------
POLICY TRANSACTIONS:
 Premium payments received from
   policy owners..................       8,878       4,298       6,588         882         882         991
 Net transfers (including fixed
   account).......................     (3,250)     (1,342)       1,025       (539)       (675)         163
 Policy charges...................     (7,730)     (7,076)     (6,358)     (1,907)     (1,858)     (1,822)
 Transfers for policy benefits and
   terminations...................          35       (108)          --        (11)        (35)       (668)
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets resulting from policy
   transactions...................     (2,067)     (4,228)       1,255     (1,575)     (1,686)     (1,336)
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets.........................     (6,274)       4,914       4,111       (814)       (608)       1,050
NET ASSETS:
 Beginning of period..............      65,493      60,579      56,468      21,459      22,067      21,017
                                   ----------- ----------- ----------- ----------- ----------- -----------
 End of period.................... $    59,219 $    65,493 $    60,579 $    20,645 $    21,459 $    22,067
                                   =========== =========== =========== =========== =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period May 2, 2005 to December 31, 2005.

  The accompanying notes are an integral part of these financial statements.

         FTVIPT TEMPLETON                    FTVIPT TEMPLETON                             FTVIPT TEMPLETON
         GROWTH SECURITIES                  FOREIGN SECURITIES                      DEVELOPING MARKET SECURITIES
            SUB-ACCOUNT                         SUB-ACCOUNT                                  SUB-ACCOUNT
----------------------------------- -----------------------------------          -----------------------------------
   2007        2006        2005        2007           2006           2005           2007           2006        2005
   ----        ----        ----        ----           ----           ----           ----           ----        ----
$        34 $       174 $        54 $     2,940    $       809    $       483    $       284    $       101 $       108
        122         825          57       9,336            414          (108)          3,603          1,035       1,035

       (99)       (403)         281       6,019         11,861          4,352          (147)          2,316       1,881
----------- ----------- ----------- -----------    -----------    -----------    -----------    ----------- -----------


         57         596         392      18,295         13,084          4,727          3,740          3,452       3,024
----------- ----------- ----------- -----------    -----------    -----------    -----------    ----------- -----------

         --          --          --         434            434            434            316            316         316

         49     (2,956)        (29)      60,155         16,687          3,342        (3,434)        (1,562)     (1,105)
       (57)        (86)       (110)     (4,814)        (3,173)        (2,343)          (710)          (592)       (498)

          1           1                 (3,997)           (83)           (29)           (16)          (105)        (47)
----------- ----------- ----------- -----------    -----------    -----------    -----------    ----------- -----------


        (7)     (3,041)       (139)      51,778         13,865          1,404        (3,844)        (1,943)     (1,334)
----------- ----------- ----------- -----------    -----------    -----------    -----------    ----------- -----------

         50     (2,445)         253      70,073         26,949          6,131          (104)          1,509       1,690
      2,245       4,690       4,437      77,438         50,489         44,358         15,604         14,095      12,405
----------- ----------- ----------- -----------    -----------    -----------    -----------    ----------- -----------
$     2,295 $     2,245 $     4,690 $   147,511    $    77,438    $    50,489    $    15,500    $    15,604 $    14,095
=========== =========== =========== ===========    ===========    ===========    ===========    =========== ===========

  The accompanying notes are an integral part of these financial statements.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
                       NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

MetLife Investors Variable Life Account One (the "Separate Account"), a separate account of MetLife Investors Insurance Company (the "Company"), was established by the Company's Board of Directors on October 23, 1991 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Missouri Department of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual separate account for financial reporting purposes. Each Sub-Account invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts") which are presented below:

Met Investors Series Trust ("MIST")
Metropolitan Series Fund, Inc. ("MSF")
AIM Variable Insurance Funds ("AIM V.I.")
DWS Variable Series II ("DWS")
Putnam Variable Trust ("Putnam VT")
Franklin Templeton Variable Insurance Products Trust ("FTVIPT")

The assets of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

Premium payments applied to the Separate Account are invested in one or more Sub-Accounts in accordance with the selection made by the policy owner. The following Sub-Accounts were available for investment as of December 31, 2007:

MIST Lord Abbett Growth and Income Sub-Account
MIST Lord Abbett Bond Debenture Sub-Account
MIST Lord Abbett Mid-Cap Value Sub-Account
MIST Van Kampen Mid-Cap Growth Sub-Account
MIST Lazard Mid-Cap Sub-Account
MIST Met/AIM Small Cap Growth Sub-Account
MIST Third Avenue Small Cap Value Sub-Account
MIST Legg Mason Partners Aggressive Growth Sub-Account
MIST MFS Research International Sub-Account
MIST T. Rowe Price Mid-Cap Growth Sub-Account
MIST Oppenheimer Capital Appreciation Sub-Account
MIST PIMCO Inflation Protected Bond Sub-Account
MIST RCM Technology Sub-Account
MIST PIMCO Total Return Sub-Account
MIST Harris Oakmark International Sub-Account
MIST Neuberger Berman Real Estate Sub-Account
MIST Turner Mid-Cap Growth Sub-Account
MIST Goldman Sachs Mid-Cap Value Sub-Account
MIST MetLife Defensive Strategy Sub-Account
MIST MetLife Moderate Strategy Sub-Account
MIST MetLife Balanced Strategy Sub-Account
MIST MetLife Growth Strategy Sub-Account
MIST MetLife Aggressive Strategy Sub-Account
MIST Van Kampen Comstock Sub-Account

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONTINUED)

MIST Legg Mason Value Equity Sub-Account
MIST MFS Emerging Markets Equity Sub-Account
MIST Loomis Sayles Global Markets Sub-Account
MIST Met/AIM Capital Appreciation Sub-Account
MSF Davis Venture Value Sub-Account
MSF Harris Oakmark Focused Value Sub-Account
MSF Jennison Growth Sub-Account
MSF MetLife Stock Index Sub-Account
MSF BlackRock Money Market Sub-Account
MSF BlackRock Bond Income Sub-Account
MSF Western Asset Management Strategic Bond Opportunities Sub-Account* MSF Western Asset Management U.S. Government Sub-Account
MSF T. Rowe Price Small Cap Growth Sub-Account
MSF T. Rowe Price Large Cap Growth Sub-Account
MSF Capital Guardian U.S. Equity Sub-Account
AIM V.I. International Growth Sub-Account
DWS Government & Agency Securities Sub-Account
Putnam VT Growth and Income Sub-Account
Putnam VT Vista Sub-Account
FTVIPT Templeton Growth Securities Sub-Account
FTVIPT Templeton Foreign Securities Sub-Account
FTVIPT Templeton Developing Markets Securities Sub-Account

* This Sub-Account had no net assets as of December 31, 2007.

The following Sub-Accounts ceased operations during the year ended December 31, 2007:

MIST Met/Putnam Capital Opportunities Sub-Account
AIM V.I. Capital Appreciation Sub-Account
DWS Small Cap Growth Sub-Account

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2007:

NAME CHANGES:

Old Name                                   New Name
--------                                   --------
Legg Mason Aggressive Growth Portfolio     Legg Mason Partners Aggressive Growth Portfolio
RCM Global Technology Portfolio            RCM Technology Portfolio

MERGERS:

Old Name                                   New Name
--------                                   --------
Met/Putnam Capital Opportunities Portfolio Lazard Mid-Cap Portfolio

SUBSTITUTIONS:

Old Name                                   New Name
--------                                   --------
DWS Small Cap Growth VIP                   T. Rowe Price Small Cap Growth Portfolio
AIM V.I. Capital Appreciation Fund         Met/AIM Capital Appreciation Portfolio

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONCLUDED)


This report is prepared for the general information of policy owners and is not an offer of units of the Separate Account or shares of the Separate Account's underlying investments. It should not be used in connection with any offer except in conjunction with the prospectus for the Separate Account products offered by the Company and the prospectus of the underlying portfolio, series, or fund, which collectively contain all the pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

VALUATION OF INVESTMENTS
Investments are reported at fair value and are based on the net asset value per share as determined by the underlying assets of the portfolio, series, or fund of the Trusts, which value their investment securities at fair value. Changes in fair value are recorded in the statement of operations.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made currently to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. The federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus.

NET TRANSFERS
The policy owner has the opportunity to transfer funds between Sub-Accounts within the Separate Account or the fixed account, which is an investment option in the Company's general account.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)


ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
Effective January 1, 2007, the Company adopted Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES--AN INTERPRETATION OF FASB STATEMENT NO. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. The adoption of FIN 48 had no impact on the financial statements of the Separate Account.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
In September 2006, the FASB issued Statement of Financial Accounting Standards SFAS No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value under GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require additional fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with certain exceptions. The Company believes the adoption of SFAS 157 will have no impact on the financial statements of the Separate Account.

CHANGE IN BASIS OF PRESENTATION
In prior year statements of changes in net assets, the Separate Account reported cost of insurance ("COI") in the financial statement line item "Transfers for policy benefits and terminations" and "Net transfers." COI has been reclassified and now appears separately in the line item "Policy charges." This reclassification presents COI more consistent with the intent of what COI charges represent. The reclassification had no effect on the net assets of the Sub-Accounts or unit values of the Policies.

3. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge is an asset-based charge and assessed through a daily reduction in unit values which is recorded as an expense in the accompanying statements of operations:

   Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

   The table below represents the effective annual rate for the respective charge for the year ended December 31, 2007:

Mortality and Expense Risk             0.05% - 0.55%
----------------------------------------------------

   The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)


For some Policies, the Mortality and Expense Risk charge which ranges from .50% to 1.70% is assessed on a monthly basis through the redemption of units. Other policy charges that are assessed through the redemption of units generally include: COI charges, administrative charges, a policy fee, and charges for benefits provided by rider. The COI charge is the primary charge under the policy for the death benefit provided by the Company. A transfer fee of $25 may be deducted after twelve transfers are made in a policy year. Administrative charges range from $.03 to $1.01 for every $1,000 of the policy face amount and are assessed per month for the first 10 policy years. Policy fees range from $6 to $30 and are assessed monthly depending on the policy and the policy year. In addition, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from 0% to 45%. These charges are assessed through the redemption of units and are recorded as policy charges in the accompanying statements of changes in net assets.

Certain investments in the various portfolios, series or funds of the MIST and MSF Trusts hold shares which are managed by Met Investors Advisory, LLC and MetLife Advisers, LLC, respectively. Both act in the capacity of investment advisor and are indirect affiliates of the Company.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENT OF INVESTMENTS


                                                                            FOR THE YEAR ENDED
                                               AS OF DECEMBER 31, 2007      DECEMBER 31, 2007
                                               ----------------------- ----------------------------
                                                                          COST OF       PROCEEDS
                                               SHARES     COST ($)     PURCHASES ($) FROM SALES ($)
                                                -------    ---------   ------------- --------------
 MIST Lord Abbett Growth and Income
   Sub-Account................................ 227,465    5,678,202        781,102       627,290
 MIST Lord Abbett Bond Debenture Sub-Account.. 140,583    1,750,646        422,725       173,015
 MIST Lord Abbett Mid-Cap Value Sub-Account...  24,190      429,491        123,722       148,790
 MIST Van Kampen Mid-Cap Growth Sub-Account...  32,192      264,866         42,413        79,858
 MIST Met/Putnam Capital Opportunities
   Sub-Account (a)............................      --           --         13,047       244,088
 MIST Lazard Mid-Cap Sub-Account..............  92,915    1,274,154        622,275       108,128
 MIST Met/AIM Small Cap Growth Sub-Account....  41,866      576,438        197,691        96,422
 MIST Third Avenue Small Cap Value Sub-Account  86,386    1,394,259        426,232       177,351
 MIST Legg Mason Partners Aggressive Growth
   Sub-Account................................  61,879      487,415        156,934        81,677
 MIST MFS Research International Sub-Account.. 152,164    1,980,113        788,981       180,957
 MIST T. Rowe Price Mid-Cap Growth Sub-Account 154,029    1,206,085        246,721       116,134
 MIST Oppenheimer Capital Appreciation
   Sub-Account................................ 178,869    1,532,686        353,680       199,616
 MIST PIMCO Inflation Protected Bond
   Sub-Account................................ 126,918    1,327,713        406,472       155,128
 MIST RCM Technology Sub-Account..............  21,987      110,634         13,409        26,688
 MIST PIMCO Total Return Sub-Account.......... 223,446    2,583,933        733,776       238,715
 MIST Harris Oakmark International Sub-Account  98,701    1,637,067        518,116       339,202
 MIST Neuberger Berman Real Estate Sub-Account  29,868      471,692        209,955       115,512
 MIST Turner Mid-Cap Growth Sub-Account.......  34,078      444,220        169,972        82,954
 MIST Goldman Sachs Mid-Cap Value Sub-Account.  54,082      712,173        200,682        97,738
 MIST MetLife Defensive Strategy Sub-Account..      92        1,045          1,073            26
 MIST MetLife Moderate Strategy Sub-Account...  78,162      851,002        147,952       124,285
 MIST MetLife Balanced Strategy Sub-Account...  65,041      758,078        440,409        61,583
 MIST MetLife Growth Strategy Sub-Account..... 204,431    2,548,976      1,373,186       353,810
 MIST MetLife Aggressive Strategy Sub-Account.  23,374      300,072        209,922       104,263
 MIST Van Kampen Comstock Sub-Account.........  44,162      487,957        178,495        11,380
 MIST Legg Mason Value Equity Sub-Account.....   9,322      105,340         19,785        34,523
 MIST MFS Emerging Markets Equity Sub-Account.   5,295       68,918         62,654         2,300
 MIST Loomis Sayles Global Markets Sub-Account   1,343       16,309         16,750         1,716
 MIST Met/AIM Capital Appreciation Sub-Account  23,628      273,800        282,622       290,415
 MSF Davis Venture Value Sub-Account..........  97,043    2,992,425        731,338       415,843
 MSF Harris Oakmark Focused Value Sub-Account.   6,857    1,682,960        435,182       230,328
 MSF Jennison Growth Sub-Account..............  87,122    1,053,537        312,838       180,340
 MSF MetLife Stock Index Sub-Account..........  29,177      950,815        166,034        64,865
 MSF BlackRock Money Market Sub-Account.......  26,477    2,647,678      4,181,123     3,708,628
 MSF BlackRock Bond Income Sub-Account........     186       19,888            841        12,855
 MSF Western Asset Management U.S. Government
   Sub-Account................................   2,684       33,095         34,382         1,769
 MSF T. Rowe Price Small Cap Growth
   Sub-Account................................   5,961       74,812          1,761         7,336

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENT OF INVESTMENTS -- (CONTINUED)

                                                                               FOR THE YEAR ENDED
                                                 AS OF DECEMBER 31, 2007       DECEMBER 31, 2007
                                                 -----------------------  ----------------------------
                                                                             COST OF       PROCEEDS
                                                  SHARES      COST ($)    PURCHASES ($) FROM SALES ($)
                                                  --------    ----------  ------------- --------------
 MSF T. Rowe Price Large Cap Growth
   Sub-Account..................................    7,397        89,030      12,498          3,021
 MSF Capital Guardian U.S. Equity Sub-Account...   54,852       627,524      54,329         62,783
 AIM V.I. International Growth Sub-Account......    1,644        31,865         268          2,169
 DWS Government & Agency Securities
   Sub-Account..................................       35           388          72              3
 Putnam VT Growth and Income Sub-Account........    2,544        61,594      19,282         11,212
 Putnam VT Vista Sub-Account....................    1,327        18,388       1,284          2,965
 FTVIPT Templeton Growth Securities Sub-Account.      146         1,722         195             73
 FTVIPT Templeton Foreign Securities Sub-Account    7,168       127,251      74,531         13,436
 FTVIPT Templeton Developing Markets Securities
   Sub-Account..................................      959         7,717       1,781          4,176

(a)For the period January 1, 2007 to April 27, 2007.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS
  FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                             MIST LORD ABBETT           MIST LORD ABBETT
                                            GROWTH AND INCOME            BOND DEBENTURE
                                               SUB-ACCOUNT                SUB-ACCOUNT
                                        -------------------------- --------------------------
                                          2007     2006     2005     2007     2006     2005
                                          ----     ----     ----     ----     ----     ----
Units beginning of year................  364,957  403,608  374,152  102,266   99,538   79,363
Units issued and transferred from other
  funding options......................   29,925   30,981   62,673   21,903   21,053   32,887
Units redeemed and transferred to other
  funding options...................... (37,641) (69,632) (33,217) (11,046) (18,325) (12,712)
                                        -------- -------- -------- -------- -------- --------
Units end of year......................  357,241  364,957  403,608  113,123  102,266   99,538
                                        ======== ======== ======== ======== ======== ========

                                             MIST MET/PUTNAM              MIST LAZARD
                                          CAPITAL OPPORTUNITIES             MID-CAP
                                               SUB-ACCOUNT                SUB-ACCOUNT
                                        -------------------------- --------------------------
                                        2007 (A)   2006     2005     2007     2006     2005
                                        --------   ----     ----     ----     ----     ----
Units beginning of year................   13,921   16,652   17,300   48,683   43,117   33,406
Units issued and transferred from other
  funding options......................       21       13       15   31,411   13,243   19,490
Units redeemed and transferred to other
  funding options...................... (13,942)  (2,744)    (663)  (6,263)  (7,677)  (9,779)
                                        -------- -------- -------- -------- -------- --------
Units end of year......................       --   13,921   16,652   73,831   48,683   43,117
                                        ======== ======== ======== ======== ======== ========

                                         MIST LEGG MASON PARTNERS           MIST MFS
                                            AGGRESSIVE GROWTH        RESEARCH INTERNATIONAL
                                               SUB-ACCOUNT                SUB-ACCOUNT
                                        -------------------------- --------------------------
                                          2007     2006     2005     2007     2006     2005
                                          ----     ----     ----     ----     ----     ----
Units beginning of year................   36,951   43,733   38,740   77,320   74,934   52,314
Units issued and transferred from other
  funding options......................    9,550   10,486    9,165   21,278   19,180   29,053
Units redeemed and transferred to other
  funding options......................  (6,620) (17,268)  (4,172)  (7,786) (16,794)  (6,433)
                                        -------- -------- -------- -------- -------- --------
Units end of year......................   39,881   36,951   43,733   90,812   77,320   74,934
                                        ======== ======== ======== ======== ======== ========

                                                MIST PIMCO                  MIST RCM
                                         INFLATION PROTECTED BOND          TECHNOLOGY
                                               SUB-ACCOUNT                SUB-ACCOUNT
                                        -------------------------- --------------------------
                                          2007     2006     2005     2007     2006     2005
                                          ----     ----     ----     ----     ----     ----
Units beginning of year................   89,128   77,790   44,945   15,263    9,458    6,807
Units issued and transferred from other
  funding options......................   32,437   30,061   39,626      902    7,236    7,536
Units redeemed and transferred to other
  funding options...................... (12,555) (18,723)  (6,781)  (2,691)  (1,431)  (4,885)
                                        -------- -------- -------- -------- -------- --------
Units end of year......................  109,010   89,128   77,790   13,474   15,263    9,458
                                        ======== ======== ======== ======== ======== ========

(a)For the period January 1, 2007 to April 27, 2007.

                  MIST LORD ABBETT           MIST VAN KAMPEN
                   MID-CAP VALUE              MID-CAP GROWTH
                    SUB-ACCOUNT                SUB-ACCOUNT
             -------------------------- --------------------------
               2007     2006     2005     2007     2006     2005
               ----     ----     ----     ----     ----     ----
               19,998   23,872   23,728   22,677   24,181   24,706

                1,238      882    1,607      606      314      401

              (4,893)  (4,756)  (1,463)  (4,410)  (1,818)    (926)
             -------- -------- -------- -------- -------- --------
               16,343   19,998   23,872   18,873   22,677   24,181
             ======== ======== ======== ======== ======== ========

                    MIST MET/AIM            MIST THIRD AVENUE
                  SMALL CAP GROWTH           SMALL CAP VALUE
                    SUB-ACCOUNT                SUB-ACCOUNT
             -------------------------- --------------------------
               2007     2006     2005     2007     2006     2005
               ----     ----     ----     ----     ----     ----
               35,291   42,691   33,675   54,267   59,609   39,553

               12,790    9,531   13,580   13,586   15,795   28,500

              (6,272) (16,931)  (4,564)  (7,049) (21,137)  (8,444)
             -------- -------- -------- -------- -------- --------
               41,809   35,291   42,691   60,804   54,267   59,609
             ======== ======== ======== ======== ======== ========

                 MIST T. ROWE PRICE          MIST OPPENHEIMER
                   MID-CAP GROWTH          CAPITAL APPRECIATION
                    SUB-ACCOUNT                SUB-ACCOUNT
             -------------------------- --------------------------
               2007     2006     2005     2007     2006     2005
               ----     ----     ----     ----     ----     ----
              102,707  111,251   99,628  124,871  113,701   67,033

               13,831   12,905   27,789   18,750   29,763   55,356

              (8,033) (21,449) (16,166) (14,006) (18,593)  (8,688)
             -------- -------- -------- -------- -------- --------
              108,505  102,707  111,251  129,615  124,871  113,701
             ======== ======== ======== ======== ======== ========

                     MIST PIMCO            MIST HARRIS OAKMARK
                    TOTAL RETURN              INTERNATIONAL
                    SUB-ACCOUNT                SUB-ACCOUNT
             -------------------------- --------------------------
               2007     2006     2005     2007     2006     2005
               ----     ----     ----     ----     ----     ----
              168,697  157,670  111,334   84,237   83,473   56,702

               52,012   37,809   59,671   17,281   19,868   41,287

             (18,121) (26,782) (13,335) (15,659) (19,104) (14,516)
             -------- -------- -------- -------- -------- --------
              202,588  168,697  157,670   85,859   84,237   83,473
             ======== ======== ======== ======== ======== ========

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONTINUED)
  FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                         MIST NEUBERGER BERMAN              MIST TURNER
                                              REAL ESTATE                  MID-CAP GROWTH
                                              SUB-ACCOUNT                   SUB-ACCOUNT
                                        ---------------------------- --------------------------
                                          2007      2006     2005      2007     2006     2005
                                           ----      ----     ----     ----     ----     ----
Units beginning of year................   21,998    18,263    1,458    27,105   12,834      616
Units issued and transferred from other
  funding options......................    8,558    12,185   21,618    10,395   19,674   13,082
Units redeemed and transferred to other
  funding options......................  (5,782)   (8,450)  (4,813)   (5,364)  (5,403)    (864)
                                         --------  -------  -------  -------- -------- --------
Units end of year......................   24,774    21,998   18,263    32,136   27,105   12,834
                                         ========  =======  =======  ======== ======== ========

                                              MIST METLIFE                  MIST METLIFE
                                           MODERATE STRATEGY             BALANCED STRATEGY
                                              SUB-ACCOUNT                   SUB-ACCOUNT
                                        ---------------------------- --------------------------
                                          2007      2006     2005      2007     2006     2005
                                           ----      ----     ----     ----     ----     ----
Units beginning of year................    7,412     2,621       --     3,265      928       --
Units issued and transferred from other
  funding options......................      861     5,053    2,651     3,268    2,543      997
Units redeemed and transferred to other
  funding options......................    (992)     (262)     (30)     (449)    (206)     (69)
                                         --------  -------  -------  -------- -------- --------
Units end of year......................    7,281     7,412    2,621     6,084    3,265      928
                                         ========  =======  =======  ======== ======== ========

                                            MIST VAN KAMPEN           MIST LEGG MASON
                                                COMSTOCK               VALUE EQUITY
                                              SUB-ACCOUNT               SUB-ACCOUNT
                                        ---------------------------- -----------------
                                          2007      2006     2005      2007     2006
                                           ----      ----     ----     ----     ----
Units beginning of year................    2,931       398       --    10,324       --
Units issued and transferred from other
  funding options......................    1,341     2,674      403     1,732   10,347
Units redeemed and transferred to other
  funding options......................     (81)     (141)      (5)   (2,826)     (23)
                                         --------  -------  -------  -------- --------
Units end of year......................    4,191     2,931      398     9,230   10,324
                                         ========  =======  =======  ======== ========

                                                  MIST                   MSF DAVIS VENTURE
                                        MET/AIM CAPITAL APPRECIATION           VALUE
                                              SUB-ACCOUNT                   SUB-ACCOUNT
                                        ---------------------------- --------------------------
                                          2007      2006     2005      2007     2006     2005
                                           ----      ----     ----     ----     ----     ----
Units beginning of year................   23,681    24,393   28,150   196,689  177,299  114,542
Units issued and transferred from other
  funding options......................   14,436       584      651    43,979   51,524   87,648
Units redeemed and transferred to other
  funding options...................... (21,829)   (1,296)  (4,408)  (24,362) (32,134) (24,891)
                                         --------  -------  -------  -------- -------- --------
Units end of year......................   16,288    23,681   24,393   216,306  196,689  177,299
                                         ========  =======  =======  ======== ======== ========

(a)For the period January 1, 2007 to April 27, 2007.

                 MIST GOLDMAN SACHS                  MIST METLIFE
                    MID-CAP VALUE                 DEFENSIVE STRATEGY
                     SUB-ACCOUNT                      SUB-ACCOUNT
              -------------------------------- --------------------------
                2007        2006       2005      2007        2006    2005
                 ----        ----       ----     ----        ----    ----
                43,420      25,636      3,989        --          --      --
                 8,081      26,918     29,432         9          --      --
               (5,728)     (9,134)    (7,785)        --          --      --
               --------    --------   -------  --------    -------- -------
                45,774      43,420     25,636         9          --      --
               ========    ========   =======  ========    ======== =======

                    MIST METLIFE                     MIST METLIFE
                   GROWTH STRATEGY                AGGRESSIVE STRATEGY
                     SUB-ACCOUNT                      SUB-ACCOUNT
              -------------------------------- --------------------------
                2007        2006       2005      2007        2006    2005
                 ----        ----       ----     ----        ----    ----
                12,499       7,731         --     1,493         579      --
                 9,338       5,199      7,773     1,394       1,356     589
               (2,566)       (431)       (42)     (737)       (442)    (10)
               --------    --------   -------  --------    -------- -------
                19,271      12,499      7,731     2,150       1,493     579
               ========    ========   =======  ========    ======== =======

                  MIST MFS            MIST LOOMIS SAYLES
              EMERGING MARKETS EQUITY  GLOBAL MARKETS
                 SUB-ACCOUNT            SUB-ACCOUNT
              ----------------------- ------------------
                2007        2006       2007      2006
                 ----        ----       ----     ----
                   825          --         99        --
                 4,632         830      1,374       100
                 (167)         (5)      (132)       (1)
               --------    --------   -------  --------
                 5,290         825      1,341        99
               ========    ========   =======  ========

                 MSF HARRIS OAKMARK                  MSF JENNISON
                    FOCUSED VALUE                       GROWTH
                     SUB-ACCOUNT                      SUB-ACCOUNT
              -------------------------------- --------------------------
                2007        2006       2005      2007        2006    2005
                 ----        ----       ----     ----        ----    ----
               101,993     106,909     88,930    61,871      43,314  31,001
                14,290      22,514     26,716    16,306      30,178  16,907
              (13,794)    (27,430)    (8,737)  (10,438)    (11,621) (4,594)
               --------    --------   -------  --------    -------- -------
               102,489     101,993    106,909    67,739      61,871  43,314
               ========    ========   =======  ========    ======== =======

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONCLUDED)
  FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                               MSF METLIFE                     MSF BLACKROCK
                                               STOCK INDEX                     MONEY MARKET
                                               SUB-ACCOUNT                      SUB-ACCOUNT
                                        ------------------------------ -----------------------------
                                         2007       2006       2005      2007      2006      2005
                                          ----       ----      ----      ----      ----      ----
Units beginning of year................  72,466     89,780     81,667    182,162   125,819     3,515
Units issued and transferred from other
  funding options......................   9,703     14,155     33,961    332,284   233,569   272,221
Units redeemed and transferred to other
  funding options...................... (4,225)   (31,469)   (25,848)  (302,287) (177,226) (149,917)
                                         -------   --------  --------  --------- --------- ---------
Units end of year......................  77,944     72,466     89,780    212,159   182,162   125,819
                                         =======   ========  ========  ========= ========= =========

                                            MSF T. ROWE PRICE                MSF T. ROWE PRICE
                                            SMALL CAP GROWTH                 LARGE CAP GROWTH
                                               SUB-ACCOUNT                      SUB-ACCOUNT
                                        ------------------------------ -----------------------------
                                         2007       2006       2005      2007      2006      2005
                                          ----       ----      ----      ----      ----      ----
Units beginning of year................   5,967      6,573      6,519      6,455     6,776     6,937
Units issued and transferred from other
  funding options......................      92         15        318        681        63       125
Units redeemed and transferred to other
  funding options......................   (603)      (621)      (264)      (178)     (384)     (286)
                                         -------   --------  --------  --------- --------- ---------
Units end of year......................   5,456      5,967      6,573      6,958     6,455     6,776
                                         =======   ========  ========  ========= ========= =========

                                                   DWS                           PUTNAM VT
                                        GOVERNMENT & AGENCY SECURITIES       GROWTH AND INCOME
                                               SUB-ACCOUNT                      SUB-ACCOUNT
                                        ------------------------------ -----------------------------
                                         2007       2006       2005      2007      2006      2005
                                          ----       ----      ----      ----      ----      ----
Units beginning of year................      26         22         18      4,689     5,012     4,902
Units issued and transferred from other
  funding options......................       4          4          4        603       371       733
Units redeemed and transferred to other
  funding options......................      --         --         --      (769)     (694)     (623)
                                         -------   --------  --------  --------- --------- ---------
Units end of year......................      30         26         22      4,523     4,689     5,012
                                         =======   ========  ========  ========= ========= =========

                                            FTVIPT TEMPLETON                 FTVIPT TEMPLETON
                                           FOREIGN SECURITIES          DEVELOPING MARKETS SECURITIES
                                               SUB-ACCOUNT                      SUB-ACCOUNT
                                        ------------------------------ -----------------------------
                                         2007       2006       2005      2007      2006      2005
                                          ----       ----      ----      ----      ----      ----
Units beginning of year................   5,135      4,105      3,967        690       796       890
Units issued and transferred from other
  funding options......................   4,050      1,925        488         10         8        69
Units redeemed and transferred to other
  funding options......................   (830)      (895)      (350)      (166)     (114)     (163)
                                         -------   --------  --------  --------- --------- ---------
Units end of year......................   8,355      5,135      4,105        534       690       796
                                         =======   ========  ========  ========= ========= =========

(a)For the period January 1, 2007 to April 27, 2007.

                        MSF BLACKROCK      MSF WESTERN ASSET MANAGEMENT
                         BOND INCOME        U.S. GOVERNMENT
                         SUB-ACCOUNT          SUB-ACCOUNT
                      -------------------- ----------------------------
                      2007   2006   2005   2007      2006      2005
                       ----   ----   ----    ----      ----      ----
                        536    677    674      3        --        --
                          2     --    115    182         4        --
                      (210)  (141)  (112)   (10)       (1)        --
                      -----  -----  -----    -----     -----    -----
                        328    536    677    175         3        --
                      =====  =====  =====    =====     =====    =====

                      MSF CAPITAL GUARDIAN     AIM V.I.
                         U.S. EQUITY       INTERNATIONAL GROWTH
                         SUB-ACCOUNT          SUB-ACCOUNT
                      -------------------- ----------------------------
                      2007   2006   2005   2007      2006      2005
                       ----   ----   ----    ----      ----      ----
                      5,322  5,582  5,845  4,014     4,238     4,444
                         49    290     17      4         4         7
                      (440)  (550)  (280)  (159)     (228)     (213)
                      -----  -----  -----    -----     -----    -----
                      4,931  5,322  5,582  3,859     4,014     4,238
                      =====  =====  =====    =====     =====    =====

                          PUTNAM VT        FTVIPT TEMPLETON
                            VISTA          GROWTH SECURITIES
                         SUB-ACCOUNT          SUB-ACCOUNT
                      -------------------- ----------------------------
                      2007   2006   2005   2007      2006      2005
                       ----   ----   ----    ----      ----      ----
                      3,029  3,275  3,490    114       292       301
                        175     94    226      3         1        10
                      (388)  (340)  (441)    (5)     (179)      (19)
                      -----  -----  -----    -----     -----    -----
                      2,816  3,029  3,275    112       114       292
                      =====  =====  =====    =====     =====    =====

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for each of the five years in the period ended December 31, 2007:

                                              AS OF DECEMBER 31                FOR THE YEAR ENDED DECEMBER 31
                                       -------------------------------- --------------------------------------------
                                               UNIT VALUE/1/            INVESTMENT/2/ EXPENSE RATIO/3/ TOTAL RETURN/4/
                                                LOWEST TO       NET        INCOME        LOWEST TO       LOWEST TO
                                        UNITS  HIGHEST ($)   ASSETS ($)  RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                       ------- ------------- ---------- ------------  ---------------  ---------------
  MIST Lord Abbett Growth         2007 357,241 15.93 - 20.80 6,571,413      1.03           0.55            3.44 - 4.01
   and Income Sub-Account         2006 364,957 15.40 - 20.00 6,519,202      1.83           0.55          17.38 - 18.03
                                  2005 403,608 13.12 - 16.94 6,133,194      1.16           0.55            3.08 - 3.66
                                  2004 374,152 12.73 - 16.34 5,578,609      0.52           0.55          12.30 - 12.92
                                  2003 315,011 11.33 - 14.47 4,309,034      0.96           0.55          30.34 - 31.06

  MIST Lord Abbett Bond           2007 113,123 15.29 - 17.05 1,775,532      5.41           0.55            6.26 - 6.85
   Debenture Sub-Account          2006 102,266 14.39 - 15.96 1,510,067      6.87           0.55            8.76 - 9.35
                                  2005  99,538 13.23 - 14.60 1,357,996      4.93           0.55            1.22 - 1.84
                                  2004  79,364 13.07 - 14.34 1,075,089      4.10           0.55            7.84 - 8.43
                                  2003  55,051 12.12 - 13.22   700,437      2.15           0.55          18.86 - 19.52

  MIST Lord Abbett Mid-Cap        2007  16,343 24.37 - 29.36   476,539      1.02           0.55            0.34 - 0.90
   Value Sub-Account              2006  19,998 24.28 - 29.10   577,936      0.72           0.55          11.88 - 12.49
                                  2005  23,873 21.71 - 25.86   613,700      0.60           0.55            7.71 - 8.26
                                  2004  23,728 20.16 - 23.89   563,312      0.47           0.55          24.14 - 24.82
                                  2003  27,044 16.24 - 19.14   514,672      0.69           0.55          25.47 - 26.16

  MIST Van Kampen Mid-Cap         2007  18,873 11.73 - 20.75   380,503        --           0.55          23.15 - 23.84
   Growth Sub-Account             2006  22,677  9.52 - 16.76   369,750        --           0.55            8.05 - 8.65
                                  2005  24,181  8.81 - 15.43   363,030        --           0.55            4.41 - 4.74
                                  2004  24,705  8.46 - 14.73   354,818        --           0.55          12.14 - 12.76
                                  2003  25,959  7.55 - 13.06   330,775        --           0.55          30.16 - 30.65

  MIST Met/Putnam Capital         2007      --            --        --      0.15           0.55            9.14 - 9.34
   Opportunities Sub-Account(a)   2006  13,921 12.43 - 16.04   223,212      0.11           0.55          14.26 - 14.88
                                  2005  16,652 10.88 - 13.96   232,430      0.30           0.55           9.52 - 10.07
                                  2004  17,300  9.93 - 12.68   219,377        --           0.55          17.89 - 18.54
                                  2003  19,343  8.43 - 10.70   206,927        --           0.55          28.02 - 28.73

  MIST Lazard Mid-Cap             2007  73,831 15.27 - 15.56 1,130,756      0.56           0.55        (3.02) - (3.01)
   Sub-Account                    2006  48,683         15.74   766,376      0.54           0.55                  14.25
                                  2005  43,117         13.78   594,110      0.38           0.55                   7.82
                                  2004  33,406         12.78   426,967        --           0.55                  13.97
                                  2003  15,328         11.21   171,892      0.13           0.55                  25.73

  MIST Met/AIM Small Cap          2007  41,809         14.88   622,126        --           0.55                  10.79
   Growth Sub-Account             2006  35,291         13.43   474,012        --           0.55                  13.29
                                  2005  42,691         11.86   506,141        --           0.55                   8.03
                                  2004  33,675         10.98   369,683        --           0.55                   6.15
                                  2003  19,953         10.34   206,366        --           0.55                  38.31

  MIST Third Avenue Small         2007  60,804         22.38 1,360,611      1.20           0.55                 (3.33)
   Cap Value Sub-Account          2006  54,267         23.15 1,256,137      0.70           0.55                  12.76
                                  2005  59,609         20.53 1,223,623        --           0.55                  15.20
                                  2004  39,553         17.82   704,903      2.17           0.55                  26.11
                                  2003  14,552         14.13   205,643      0.89           0.55                  40.76

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                               AS OF DECEMBER 31               FOR THE YEAR ENDED DECEMBER 31
                                        -------------------------------- -------------------------------------------
                                                UNIT VALUE/1/            INVESTMENT/2/ EXPENSE RATIO/3/ TOTAL RETURN/4/
                                                 LOWEST TO       NET        INCOME        LOWEST TO       LOWEST TO
                                         UNITS  HIGHEST ($)   ASSETS ($)  RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                        ------- ------------- ---------- ------------  ---------------  --------------
  MIST Legg Mason Partners         2007  39,881         11.70   466,583      0.23           0.55                 2.03
   Aggressive Growth Sub-Account   2006  36,951         11.46   423,640        --           0.55               (2.14)
                                   2005  43,733         11.72   512,345        --           0.55                13.27
                                   2004  38,740         10.35   400,849        --           0.55                 8.22
                                   2003  20,487          9.56   195,882        --           0.55                30.20

  MIST MFS Research                2007  90,812 23.83 - 27.02 2,195,751      1.42           0.55        13.02 - 13.60
   International Sub-Account       2006  77,320 21.08 - 23.79 1,651,874      1.87           0.55        26.27 - 26.91
                                   2005  74,933 16.70 - 18.74 1,272,070      0.64           0.55        16.18 - 16.74
                                   2004  52,314 14.37 - 16.05   770,998      0.27           0.55        19.06 - 19.72
                                   2003  38,004 12.07 - 13.41   475,952      1.01           0.55        31.47 - 34.08

  MIST T.Rowe Price Mid-Cap        2007 108,505         13.95 1,514,118      0.23           0.55                17.20
   Growth Sub-Account              2006 102,707         11.91 1,222,827        --           0.55                 5.98
                                   2005 111,251         11.23 1,249,798        --           0.55                14.20
                                   2004  99,628          9.83   979,709        --           0.55                17.50
                                   2003  30,682          8.37   256,772        --           0.55                36.37

  MIST Oppenheimer Capital         2007 129,615         13.72 1,777,994      0.14           0.55                13.82
   Appreciation Sub-Account        2006 124,871         12.05 1,504,919      0.33           0.55                 7.22
                                   2005 113,701         11.24 1,277,980      0.08           0.55                 4.42
                                   2004  67,033         10.76   721,547      3.80           0.55                 6.11
                                   2003  12,228         10.14   124,036        --           0.55                28.04

  MIST PIMCO Inflation             2007 109,010         12.76 1,390,980      2.23           0.55                10.47
   Protected Bond Sub-Account      2006  89,128         11.55 1,029,554      4.38           0.55                 0.10
                                   2005  77,790         11.54   897,702        --           0.55                 0.92
                                   2004  44,945         11.43   513,915     11.68           0.55                 8.83
                                   2003   7,661         10.51    80,490      1.76           0.55                 5.07

  MIST RCM Technology              2007  13,474         11.13   149,936        --           0.55                30.94
   Sub-Account                     2006  15,263          8.50   129,702        --           0.55                 4.90
                                   2005   9,458          8.10    76,620        --           0.55                10.73
                                   2004   6,807          7.31    49,791      0.11           0.55               (4.80)
                                   2003   2,768          7.68    21,270        --           0.55                56.98

  MIST PIMCO Total Return          2007 202,588 13.38 - 14.94 2,746,196      3.33           0.55          7.25 - 7.85
   Sub-Account                     2006 168,697 12.48 - 13.85 2,136,512      2.83           0.55          4.23 - 4.80
                                   2005 157,670 11.97 - 13.21 1,917,186      0.06           0.55          1.89 - 2.43
                                   2004 111,334 11.75 - 12.90 1,335,995      8.12           0.55          4.67 - 5.25
                                   2003  39,959         11.22   448,474      2.08           0.55                 3.95

  MIST Harris Oakmark
   International Sub-Account       2007  85,859         19.85 1,704,524      0.93           0.55               (1.41)
                                   2006  84,237         20.14 1,696,246      2.74           0.55                28.50
                                   2005  83,473         15.67 1,308,123      0.14           0.55                13.85
                                   2004  56,702         13.76   780,438      0.04           0.55                20.14
                                   2003  20,126         11.46   230,567      2.25           0.55                34.63

  MIST Neuberger Berman            2007  24,774         16.97   420,524      1.17           0.55              (15.26)
   Real Estate Sub-Account         2006  21,998         20.03   440,610      1.14           0.55                37.14
                                   2005  18,263         14.61   266,738        --           0.55                13.02
                                   2004   1,458         12.93    18,841     14.18           0.55                29.27

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                           AS OF DECEMBER 31               FOR THE YEAR ENDED DECEMBER 31
                                    -------------------------------- -------------------------------------------
                                            UNIT VALUE/1/            INVESTMENT/2/ EXPENSE RATIO/3/ TOTAL RETURN/4/
                                             LOWEST TO       NET        INCOME        LOWEST TO       LOWEST TO
                                     UNITS  HIGHEST ($)   ASSETS ($)  RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                    ------- ------------- ---------- ------------  ---------------  --------------
  MIST Turner Mid-Cap Growth   2007  32,136 16.26 - 16.59   522,421        --           0.55        23.81 - 24.49
   Sub-Account                 2006  27,105 13.13 - 13.32   355,893        --           0.55          5.72 - 6.30
                               2005  12,834 12.42 - 12.53   159,397        --           0.55        11.01 - 11.58
                               2004     616 11.19 - 11.23     6,890        --           0.55        11.89 - 11.30

  MIST Goldman Sachs           2007  45,774 16.03 - 16.36   733,890      0.67           0.55          2.80 - 3.37
   Mid-Cap Value Sub-Account   2006  43,420 15.60 - 15.83   677,206        --           0.55        15.39 - 16.02
                               2005  25,636 13.52 - 13.64   346,511      1.16           0.55        12.17 - 12.75
                               2004   3,989 12.05 - 12.10    48,081      6.27           0.55        20.53 - 20.98

  MIST MetLife Defensive       2007       9        120.73     1,039        --           0.55                 5.61
   Strategy Sub-Account        2006      --            --        --        --             --                   --
                               2005      --            --        --        --             --                   --

  MIST MetLife Moderate        2007   7,281        125.92   916,840      2.20           0.55                 5.91
   Strategy Sub-Account        2006   7,412        118.89   881,274      0.10           0.55                10.01
                               2005   2,621        108.07   283,308        --           0.55                 7.55

  MIST MetLife Balanced        2007   6,084        129.88   790,191      1.60           0.55                 4.58
   Strategy Sub-Account        2006   3,265        124.20   405,506      0.14           0.55                11.74
                               2005     928        111.15   103,149      2.84           0.55                 9.49

  MIST MetLife Growth          2007  19,271        136.74 2,635,130      1.26           0.55                 4.45
   Strategy Sub-Account        2006  12,499        130.91 1,636,259      0.15           0.55                13.42
                               2005   7,731        115.42   892,306      2.89           0.55                12.34

  MIST MetLife Aggressive      2007   2,150        137.08   294,795      1.76           0.55                 2.55
   Strategy Sub-Account        2006   1,493        133.67   199,527      0.18           0.55                13.48
                               2005     579        117.80    68,220      2.73           0.55                14.26

  MIST Van Kampen Comstock     2007   4,191        118.64   497,261      1.45           0.55               (2.85)
   Sub-Account                 2006   2,931        122.12   357,890      0.01           0.55                15.70
                               2005     398        105.54    42,002      2.33           0.55                 5.54

  MIST Legg Mason Value        2007   9,230         10.60    97,838        --           0.55               (6.24)
   Equity Sub-Account          2006  10,324         11.31   116,713      0.54           0.55                 6.25

  MIST MFS Emerging Markets    2007   5,290         14.39    76,114      0.04           0.55                36.18
   Equity Sub-Account          2006     825         10.56     8,711      0.94           0.55                 5.65

  MIST Loomis Sayles Global    2007   1,341         13.29    17,819        --           0.55                27.48
   Markets Sub-Account         2006      99         10.43     1,033      1.02           0.55                 4.27

  MIST Met/AIM Capital         2007  16,288  8.35 - 19.35   285,420        --           0.55        11.26 - 68.17
   Appreciation Sub-Account    2006  23,681  7.51 - 11.50   262,422      0.06           0.55          5.72 - 6.30
                               2005  24,393  7.10 - 10.82   255,794      0.06           0.55          8.22 - 8.82
                               2004  28,150   6.56 - 9.94   273,521        --           0.55          6.04 - 6.63
                               2003  28,682   6.19 - 9.33   262,723        --           0.55        28.81 - 29.52

  MSF Davis Venture Value      2007 216,306         16.35 3,536,257      0.80           0.55                 4.00
   Sub-Account                 2006 196,689         15.72 3,091,837      0.84           0.55                13.95
                               2005 177,299         13.79 2,445,776      0.68           0.55                 9.66
                               2004 114,542         12.58 1,440,436      0.46           0.55                11.75
                               2003  45,325         11.25   510,050      0.19           0.55                30.15

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                              AS OF DECEMBER 31                 FOR THE YEAR ENDED DECEMBER 31
                                      ---------------------------------- --------------------------------------------
                                               UNIT VALUE/1/             INVESTMENT/2/ EXPENSE RATIO/3/ TOTAL RETURN/4/
                                                LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                       UNITS   HIGHEST ($)    ASSETS ($)  RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                      ------- --------------- ---------- ------------  ---------------  ---------------
  MSF Harris Oakmark Focused     2007 102,489           14.68 1,504,710      0.58           0.55                 (7.35)
   Value Sub-Account             2006 101,993           15.85 1,616,266      0.32           0.55                  11.84
                                 2005 106,909           14.17 1,514,849      0.04           0.55                   9.38
                                 2004  88,930           12.95 1,152,037      0.04           0.55                   9.33
                                 2003  32,266           11.85   382,324      0.06           0.55                  31.93

  MSF Jennison Growth            2007  67,739           17.52 1,186,569      0.43           0.55                  11.06
   Sub-Account                   2006  61,871           15.77   975,895        --           0.55                   2.19
                                 2005  43,314           15.43   668,528      0.41           0.55                  13.23
                                 2004  31,001           13.63   422,456      0.09           0.55                   8.60
                                 2003  19,894           12.55   249,631      0.06           0.55                  29.36

  MSF MetLife Stock Index        2007  77,944           13.85 1,079,571      1.04           0.55                   4.65
   Sub-Account                   2006  72,466           13.23   958,978      2.13           0.55                  14.83
                                 2005  89,780           11.52 1,034,667      1.68           0.55                   4.03
                                 2004  81,667           11.07   904,391      0.84           0.55                   9.93
                                 2003  59,930           10.07   603,742      1.43           0.55                  27.50

  MSF BlackRock Money            2007 212,159   11.50 - 12.49 2,647,699      4.88           0.55            4.50 - 5.08
   Market Sub-Account            2006 182,162   10.95 - 11.96 2,174,749      4.85           0.55            4.24 - 4.81
                                 2005 125,819   10.44 - 11.47 1,439,717      3.62           0.55            2.33 - 2.86
                                 2004   3,515   10.15 - 11.21    35,692      0.84           0.55            0.43 - 0.99
                                 2003  18,275   10.05 - 11.16   183,687      0.46           0.55            0.13 - 0.51

  MSF BlackRock Bond Income      2007     328           63.36    20,783      2.87           0.55                   5.71
   Sub-Account                   2006     536           59.94    32,102      5.65           0.55                   3.84
                                 2005     677           57.72    39,072      3.97           0.55                   1.85
                                 2004     674           56.67    38,195        --           0.55                   3.86

  MSF Western Asset Management   2007     175          191.59    33,500      2.57           0.55                   3.78
   U.S. Government Sub-Account   2006       3          184.61       494      0.90           0.55                   3.59

  MSF T. Rowe Price Small        2007   5,456   17.82 - 18.91   102,942        --           0.55            9.25 - 9.86
   Cap Growth Sub-Account        2006   5,967    6.43 - 17.22    98,811        --           0.55            3.33 - 4.69
                                 2005   6,574    6.14 - 16.57   104,175        --           0.55           6.46 - 11.01
                                 2004   6,519    5.77 - 14.93    93,347        --           0.55          10.41 - 11.08

  MSF T. Rowe Price Large        2007   6,958   16.74 - 17.61   121,880      0.45           0.55            8.78 - 9.39
   Cap Growth Sub-Account        2006   6,455   15.39 - 16.10   103,412      0.34           0.55          12.62 - 13.24
                                 2005   6,775   13.67 - 14.22    95,944      0.56           0.55            6.02 - 6.62
                                 2004   6,937   12.89 - 13.34    92,178        --           0.55            9.32 - 9.93

  MSF Capital Guardian           2007   4,931 134.14 - 138.39   682,364      0.48             --        (0.63) - (0.08)
   U.S. Equity Sub-Account       2006   5,322 134.99 - 138.50   737,054      1.02           0.55           9.52 - 10.12
                                 2005   5,582 123.26 - 125.78   702,091      0.03           0.55            5.19 - 5.78
                                 2004   5,845 117.18 - 118.91   695,068        --           0.55            8.69 - 9.30

  AIM V.I. International         2007   3,859   13.74 - 14.33    55,284      0.42           0.55          14.05 - 14.69
   Growth Sub-Account            2006   4,014   12.05 - 12.50    50,144      1.04           0.55          27.53 - 28.23
                                 2005   4,238     9.45 - 9.75    41,285      0.67           0.55          17.33 - 17.98
                                 2004   4,444     8.05 - 8.26    36,713      0.66           0.55          23.32 - 24.00
                                 2003   4,608     6.53 - 6.66    30,705      0.56           0.55          28.35 - 29.06

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                    OF METLIFE INVESTORS INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

6. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                               AS OF DECEMBER 31              FOR THE YEAR ENDED DECEMBER 31
                                         ------------------------------ -------------------------------------------
                                               UNIT VALUE/1/            INVESTMENT/2/ EXPENSE RATIO/3/ TOTAL RETURN/4/
                                                LOWEST TO       NET        INCOME        LOWEST TO       LOWEST TO
                                         UNITS HIGHEST ($)   ASSETS ($)  RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                         ----- ------------- ---------- ------------  ---------------  --------------
  DWS Government & Agency           2007    30         14.57      432       4.65           0.55                 5.37
   Securities Sub-Account           2006    26         13.83      362       3.63           0.55                 3.59
                                    2005    22         13.35      294       3.82           0.55                 2.00
                                    2004    18         13.09      230       3.57           0.55                 3.18
                                    2003    13         12.68      163       5.21           0.55                 1.70

  Putnam VT Growth and Income       2007 4,523         13.09   59,219       1.46           0.55               (6.31)
   Sub-Account                      2006 4,689         13.97   65,493       1.72           0.55                15.56
                                    2005 5,012         12.09   60,579       1.71           0.55                 4.95
                                    2004 4,902         11.52   56,468       1.62           0.55                10.75
                                    2003 4,540         10.40   47,220       1.71           0.55                26.99

  Putnam VT Vista Sub-Account       2007 2,816          7.33   20,645         --           0.55                 3.50
                                    2006 3,029          7.08   21,459         --           0.55                 5.15
                                    2005 3,275          6.74   22,067         --           0.55                11.91
                                    2004 3,490          6.02   21,017         --           0.55                18.25
                                    2003 3,632          5.09   18,498         --           0.55                32.69

  FTVIPT Templeton Growth           2007   112         20.16    2,295       1.48             --                 2.55
   Securities Sub-Account           2006   114         19.65    2,245       1.43             --                22.20
                                    2005   292         16.08    4,690       1.21             --                 9.03
                                    2004   301         14.75    4,437       1.26             --                16.25
                                    2003   317         12.69    4,022       1.73             --                32.62

  FTVIPT Templeton Foreign          2007 8,355 16.67 - 17.86  147,511       2.46           0.55        15.15 - 15.79
   Securities Sub-Account           2006 5,135 14.48 - 15.42   77,438       1.41           0.55        21.03 - 21.70
                                    2005 4,105 11.96 - 12.67   50,489       1.31           0.55         9.85 - 10.45
                                    2004 3,967 10.89 - 11.47   44,358       1.21           0.55        18.22 - 18.87
                                    2003 4,045   9.21 - 9.65   38,293       2.00           0.55        31.83 - 32.55

  FTVIPT Templeton Developing       2007   534         29.03   15,500       2.42           0.55                28.37
   Markets Securities Sub-Account   2006   690         22.62   15,604       1.26           0.55                27.73
                                    2005   796         17.71   14,095       1.44           0.55                27.09
                                    2004   890         13.94   12,405       1.89           0.55                24.15
                                    2003   921         11.22   10,334       1.41           0.55                52.90

1.The Company sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
2.These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Sub-Account invests.
3.These amounts represent the annualized policy expenses of the Separate
  Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.
4.These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.
(a)For the period January 1, 2007 to April 27, 2007.

                               FLEXIBLE PREMIUM

                       VARIABLE LIFE INSURANCE POLICIES

             JOINT AND LAST SURVIVOR POLICY AND SINGLE LIFE POLICY

                      METLIFE INVESTORS INSURANCE COMPANY

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)


                                APRIL 28, 2008

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated April 28, 2008 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to MetLife Investors Distribution Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614.


                                     SAI-1

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         -----
  MetLife Investors..................................................... SAI-3
  The Separate Account.................................................. SAI-3
  Adjustment of Charges................................................. SAI-3
  Disregard of Voting Instructions...................................... SAI-4
  Performance Data...................................................... SAI-4
  Illustrations......................................................... SAI-4
  Registration Statement................................................ SAI-4
  Misstatement of Age or Sex Corrections................................ SAI-4
  Our Right to Contest.................................................. SAI-5
  Reports to Owners..................................................... SAI-5
  Experts............................................................... SAI-5
  Distribution.......................................................... SAI-5
  Financial Statements..................................................

                                     SAI-2

METLIFE INVESTORS

MetLife Investors Insurance Company was incorporated on August 17, 1981 as Assurance Life Company, a Missouri corporation, and changed its name to Xerox Financial Services Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company (General American Life) purchased Xerox Financial Services Life Insurance Company, which on that date changed its name to Cova Financial Services Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company (MetLife) acquired GenAmerica Corporation, the ultimate parent company of General American Life. MetLife, headquartered in New York City since 1868, is a subsidiary of MetLife, Inc., a publicly-traded company that is a leading provider of insurance and financial products and services to individual and group customers. We changed our name to MetLife Investors Insurance Company on February 12, 2001. On October 1, 2004 we became a direct subsidiary of MetLife, Inc.


On December 31, 2002, MetLife entered into a net worth maintenance agreement with MetLife Investors. Under the agreement, MetLife agreed, without limitation as to the amount, to cause MetLife Investors to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. As of December 31, 2007, the capital and surplus of MetLife Investors was in excess of these minimum capital and surplus levels. MetLife and MetLife Investors entered into the agreement in part to enhance and maintain the financial strength of MetLife Investors as set forth in the agreement. Creditors of MetLife Investors (including its Policy Owners) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of MetLife Investors with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to MetLife Investors. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if the Company attains a financial strength rating from Moody's Investors Service, Inc., without giving weight to the support of the agreement, that is the same as or better than its rating of such rating agency with such support.

In addition, General American Life entered into a contingent reinsurance agreement with MetLife Investors. Under this agreement, in the event that MetLife Investors' statutory capital and surplus fall below certain levels, General American Life would assume as assumption reinsurance, subject to regulatory approvals and required consents, all of MetLife Investors' life insurance and annuity contracts. As of December 31, 2007, the capital and surplus of MetLife Investors was in excess of these minimum capital and surplus levels.


We are licensed to do business in the District of Columbia and all states except Maine, New Hampshire, New York, and Vermont.

THE SEPARATE ACCOUNT

We established the separate account, MetLife Investors Variable Life Account One on October 23, 1991 to hold certain of the assets that underlie the Policies. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended.

ADJUSTMENT OF CHARGES

The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other groups or sponsored arrangements purchasing one or more Policies, we may waive or adjust the amount of the sales charge, contingent deferred sales charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies warrant an adjustment.

Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the initial premium payment or payments; or from the amount of projected premium payments. We will determine in our discretion if, and in what amount, an adjustment is appropriate. We may modify the criteria for qualification for adjustment of charges as experience is gained, subject to the limitation that such adjustments will not be unfairly discriminatory against the interests of any owner.

                                     SAI-3

DISREGARD OF VOTING INSTRUCTIONS

We may, when required to do so by state insurance authorities, vote shares of the Investment Funds without regard to instructions from Owners if such instructions would require the shares to be voted to cause an Investment Fund to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the Investment Fund. We may also disapprove changes in the investment policy initiated by Owners or trustees/directors of the Investment Funds, if such disapproval is reasonable and is based on a good faith determination by us that the change would violate state or Federal law or the change would not be consistent with the investment objectives of the Investment Funds or which varies from the general quality and nature of investments and investment techniques used by other funds with similar investment objectives underlying other variable contracts offered by us or of an affiliated company. In the event we disregard voting instructions, a summary of this action and the reasons for such action will be included in the next annual report to owners.

PERFORMANCE DATA

We may provide information concerning the historical investment experience of the Investment Funds, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Investment Funds. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, and the selection and issue expense charge, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the mortality and expense risk charge and the fees and expenses of the underlying Investment Funds. The net rates of return show performance from the inception of the Investment Funds, which in some instances, may precede the Fund's inclusion in the Separate Account.

ILLUSTRATIONS

We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or Insured's characteristics. The illustrations are intended to show how the Death Benefit, Cash Surrender Value, and Cash Value could vary over an extended period of time assuming hypothetical gross rates of return (I.E., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as Face Amount, premium payments, Insured, risk class, and death benefit option. Illustrations will disclose the specified assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

The illustrated Death Benefit, Cash Surrender Value, and Cash Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual average gross rates of return equaled the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

REGISTRATION STATEMENT

The prospectus and this SAI omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

MISSTATEMENT OF AGE OR SEX CORRECTIONS

If there is a misstatement of age or sex in the application, the amount of the death benefit will be that which would be purchased by the most recent monthly cost of insurance charge at the correct age or sex. If we make any payment or Policy changes in good faith, relying on our records, or evidence supplied to us, our duty will be fully discharged. We reserve the right to correct any errors in the Policy.

                                     SAI-4

OUR RIGHT TO CONTEST

We cannot contest the validity of the Policy after it has been in effect during the Insured's lifetime with respect to the Single Life Policy, or during the lifetime of either Insured with respect to the Joint and Last Survivor Policy, for two years. With respect to the Single Life Policy, we cannot contest an increase in Face Amount with regard to material misstatements made concerning such increase after it has been in force during the Insured's lifetime for two years from the effective date of the increase. If the Policy is reinstated, the two-year period for contesting material misstatements is measured from the date of approval of the reinstatement. In addition, if the Insured with respect to the Single Life Policy (or either Insured with respect to the Joint and Last Survivor Policy) commits suicide in the two-year period, or such period as specified in state law, while sane or insane, the benefit payable will be limited to premiums paid less Indebtedness and less any partial withdrawals. With respect to the Single Life Policy, while sane or insane, if the Insured commits suicide within two years after the date of any increase in Face Amount, the death benefit for that increase will be limited to the monthly deductions for the increase. Depending on the state where your Policy was issued, additional provisions regarding suicide may apply. Please refer to your Policy.

REPORTS TO OWNERS

Each year a report will be sent to you which shows the current Policy values, premiums paid and deductions made since the last report, and any outstanding loans.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of MetLife Investors Insurance Company (the "Company") included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Company changed its method of accounting for income taxes, as required by accounting guidance adopted on January 1, 2007, and includes an explanatory paragraph referring to the fact that the Company's 2006 and 2005 financial statements have been restated), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

The consolidated financial statements of General American Life Insurance Company (the "Guarantor") included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Guarantor changed its method of accounting for deferred acquisition costs, and for income taxes, as required by new accounting guidance adopted on January 1, 2007, and changed its method of accounting for defined benefit pension and other postretirement plans, as required by accounting guidance adopted on December 31, 2006), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

EXPERTS

Paul L. LeClair, FSA, MAAA, Vice President of MetLife Investors has examined actuarial matters included in the Registration Statement, as stated in his opinion filed as an exhibit to the Registration Statement.


DISTRIBUTION

Information about the distribution of the Policies is contained in the prospectus. (See "Other Information - Distribution.") Additional information is provided below.

The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

                                     SAI-5

MetLife Investors Distribution Company ("Distributor") serves as principal underwriter for the Policies. Distributor is a Missouri corporation and its principal office is located at 5 Park Plaza, Suite 1900, Irvine, California 92614. Distributor is an indirect wholly-owned subsidiary of MetLife, Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of FINRA. Distributor is not a member of the Securities Investor Protection Corporation. Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services.


Distributor received sales compensation with respect to the Separate Account in the following amounts during the periods indicated:


                    AGGREGATE AMOUNT OF AGGREGATE AMOUNT OF COMMISSIONS
                    COMMISSIONS PAID TO  RETAINED BY DISTRIBUTOR AFTER
        FISCAL YEAR     DISTRIBUTOR        PAYMENTS TO SELLING FIRMS
        ----------- ------------------- -------------------------------
           2007....     $  780,713                    $0
           2006....     $  644,365                    $0
           2005....     $2,108,717                    $0


Distributor passes through commissions to selling firms for their sales. In addition we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the Policies.


As noted in the prospectus, we and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms for sales of all variable insurance products during 2007 ranged from $4,671,999 to $8,808. The amount of commissions paid to selected selling firms for sales of all variable insurance products during 2007 ranged from $31,715,674 to $0. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected selling firms for sales of all variable insurance products during 2007 ranged from $36,387,673 to $8,808. For purposes of calculating such amounts, the amount of compensation received by a selling firm may include additional compensation received by the firm for the sale of insurance products issued by our affiliate First MetLife Investors Insurance Company.

The following list sets forth the names of selling firms that received additional compensation in 2007 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products. The selling firms are listed in alphabetical order.


A.G. Edwards & Sons, Inc.
Commonwealth
Edward Jones
Firstar Investments
HSBC Brokerage
J.J.B. Hilliard, W.L. Lyons, Inc.
Linsco Private Ledger
RBC Dain Rauscher, Inc.
Stifel, Nicolaus & Co., Incorporated
UBS Financial Services
Wachovia Securities, LLC

                                     SAI-6

                       METLIFE INVESTORS INSURANCE COMPANY

                              Financial Statements
for the Years Ended December 31, 2007, 2006 (as restated) and 2005 (as restated)
           and Report of Independent Registered Public Accounting Firm

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of MetLife Investors Insurance Company:

     We have audited the accompanying balance sheets of MetLife Investors Insurance Company (the "Company") as of December 31, 2007 and 2006, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of MetLife Investors Insurance Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007.

     As discussed in Note 13, the accompanying 2006 and 2005 financial statements have been restated.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 21, 2008

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 BALANCE SHEETS
                           DECEMBER 31, 2007 AND 2006
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                 2007        2006
                                                               -------   ------------
                                                                         AS RESTATED,
                                                                          SEE NOTE 13
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $2,043 and $2,093,
     respectively)...........................................  $ 2,017      $ 2,084
  Equity securities available-for-sale, at estimated fair
     value (cost: $21 and $1, respectively)..................       18            1
  Mortgage loans on real estate..............................       74           90
  Policy loans...............................................       29           28
  Real estate joint ventures held-for-investment.............        1            2
  Other limited partnership interests........................        2            2
  Short-term investments.....................................       74           83
  Other invested assets......................................       28           15
                                                               -------      -------
     Total investments.......................................    2,243        2,305
Cash and cash equivalents....................................       81          117
Accrued investment income....................................       20           22
Premiums and other receivables...............................      906          993
Deferred policy acquisition costs and value of business
  acquired...................................................      598          633
Current income tax recoverable...............................        2           76
Other assets.................................................      131          124
Separate account assets......................................    9,432        8,757
                                                               -------      -------
     Total assets............................................  $13,413      $13,027
                                                               =======      =======
LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
  Future policy benefits.....................................  $   292      $   288
  Policyholder account balances..............................    2,167        2,543
  Other policyholder funds...................................       34           31
  Deferred income tax liability..............................      116           94
  Payables for collateral under securities loaned
     transactions............................................      541          529
  Other liabilities..........................................       43           63
  Separate account liabilities...............................    9,432        8,757
                                                               -------      -------
     Total liabilities.......................................   12,625       12,305
                                                               -------      -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 8)

STOCKHOLDER'S EQUITY:
Common stock, par value $2 per share; 5,000,000 shares
  authorized; 2,899,446 shares issued and outstanding........        6            6
Additional paid-in capital...................................      586          586
Retained earnings............................................      210          133
Accumulated other comprehensive loss.........................      (14)          (3)
                                                               -------      -------
     Total stockholder's equity..............................      788          722
                                                               -------      -------
     Total liabilities and stockholder's equity..............  $13,413      $13,027
                                                               =======      =======




                 See accompanying notes to financial statements.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                              STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                  (IN MILLIONS)


                                                               2007   2006   2005
                                                               ----   ----   ----
                                                                           AS
                                                                       RESTATED,
                                                                      SEE NOTE 13
REVENUES
Premiums.....................................................  $ 12   $ 65   $122
Universal life and investment-type product policy fees.......   162    143    115
Net investment income........................................   104    106    114
Other revenues...............................................    59     62     61
Net investment gains (losses)................................    99    (60)   (13)
                                                               ----   ----   ----
     Total revenues..........................................   436    316    399
                                                               ----   ----   ----
EXPENSES
Policyholder benefits and claims.............................    36     91    142
Interest credited to policyholder account balances...........   100    114    120
Other expenses...............................................   205    122    111
                                                               ----   ----   ----
     Total expenses..........................................   341    327    373
                                                               ----   ----   ----
Income before provision (benefit) for income tax.............    95    (11)    26
Provision (benefit) for income tax...........................    23    (17)     3
                                                               ----   ----   ----
Net income...................................................  $ 72   $  6   $ 23
                                                               ====   ====   ====




                 See accompanying notes to financial statements.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)


                                                                            ACCUMULATED
                                                   ADDITIONAL                  OTHER
                                          COMMON     PAID-IN    RETAINED   COMPREHENSIVE
                                           STOCK     CAPITAL    EARNINGS        LOSS       TOTAL
                                          ------   ----------   --------   -------------   -----
Balance at January 1, 2005..............    $6        $586        $104          $  6        $702
Comprehensive income:
  Net income, as restated, see Note 13..                            23                        23
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                         (10)        (10)
                                                                                            ----
  Comprehensive income..................                                                      13
                                            --        ----        ----          ----        ----
Balance at December 31, 2005 as
  restated, see Note 13.................     6         586         127            (4)        715
Comprehensive income:
  Net income, as restated, see Note 13..                             6                         6
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                           1           1
                                                                                            ----
  Comprehensive income..................                                                       7
                                            --        ----        ----          ----        ----
Balance at December 31, 2006, as
  restated, see Note 13.................     6         586         133            (3)        722
Cumulative effect of a change in
  accounting principle, net of income
  tax (Note 1)..........................                             5                         5
                                            --        ----        ----          ----        ----
Balance at January 1, 2007..............     6         586         138            (3)        727
Comprehensive income:
  Net income............................                            72                        72
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                         (11)        (11)
                                                                                            ----
  Comprehensive income..................                                                      61
                                            --        ----        ----          ----        ----
Balance at December 31, 2007............    $6        $586        $210          $(14)       $788
                                            ==        ====        ====          ====        ====




                 See accompanying notes to financial statements.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                            STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)


                                                            2007      2006      2005
                                                          -------   -------   -------
                                                                       AS RESTATED,
                                                                       SEE NOTE 13
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..............................................  $    72   $     6   $    23
Adjustments to reconcile net income to net cash provided
  by operating activities:
     Amortization of premiums and accretion of discounts
       associated with investments, net.................       --         4         8
     (Gains) losses from sales of investments and
       businesses, net..................................      (99)       60        13
     Interest credited to policyholder account
       balances.........................................      100       114       120
     Universal life and investment-type product policy
       fees.............................................     (162)     (143)     (115)
     Change in accrued investment income................        2         2        (3)
     Change in premiums and other receivables...........      206       (28)      (74)
     Change in deferred policy acquisition costs, net...       38       (27)      (21)
     Change in insurance-related liabilities............       (1)       52       125
     Change in income tax payable.......................      102       (15)       24
     Change in other assets.............................      132       121        83
     Change in other liabilities........................        9         1         6
                                                          -------   -------   -------
Net cash provided by operating activities...............      399       147       189
                                                          -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities..........................      925     1,435     2,025
     Mortgage loans on real estate......................       16        32        67
     Real estate joint ventures.........................        1         1         2
  Purchases of:
     Fixed maturity securities..........................     (910)   (1,162)   (2,245)
     Equity securities..................................      (21)       --        --
     Mortgage loans on real estate......................       --       (58)       --
  Net change in short-term investments..................        9        (4)       24
  Net change in other invested assets...................        1         1        (6)
                                                          -------   -------   -------
Net cash provided by (used in) investing activities.....       21       245      (133)
                                                          -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...........................................    1,579     1,421     1,355
     Withdrawals........................................   (2,047)   (1,733)   (1,589)
  Net change in payables for collateral under securities
     loaned transactions................................       12        20        21
                                                          -------   -------   -------
Net cash used in financing activities...................     (456)     (292)     (213)
                                                          -------   -------   -------
Change in cash and cash equivalents.....................      (36)      100      (157)
Cash and cash equivalents, beginning of year............      117        17       174
                                                          -------   -------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR..................  $    81   $   117   $    17
                                                          =======   =======   =======
Supplemental disclosures of cash flow information:
  Net cash received during the year for:
     Income tax.........................................  $    84   $     2   $    19
                                                          =======   =======   =======




                 See accompanying notes to financial statements.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13)

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     MetLife Investors Insurance Company ("MLIIC"), a Missouri domiciled life insurance company (the "Company") is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). On November 9, 2006, MetLife Investors Insurance Company of California ("MLIICCA"), a California domiciled life insurance company was merged into MLIIC.

     The Company markets and administers traditional life, universal life, variable annuity and fixed annuity products. The Company is licensed to do business in 48 states and the District of Columbia. Most of the policies issued present no significant mortality or longevity risk to the Company, but rather represent investment deposits by the policyholders.

  BASIS OF PRESENTATION

     The accompanying financial statements include the accounts of MLIIC and its former subsidiary through the date of merger. Intercompany transactions have been eliminated for all periods presented on a consolidated basis.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or partnership's operations.

     Certain amounts in the prior years' financial statements have been reclassified to conform with the 2007 presentation.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The most critical estimates include those used in determining:

          (i) the fair value of investments in the absence of quoted market values;

          (ii)   investment impairments;

          (iii)  the recognition of income on certain investments;

          (iv)   the fair value of and accounting for derivatives;

          (v) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

          (vi)   the liability for future policyholder benefits;

          (vii) accounting for income taxes and the valuation of deferred tax assets;

          (viii)  accounting for reinsurance transactions; and

          (ix)   the liability for litigation and regulatory matters.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's investments are in fixed maturity and equity securities, mortgage loans on real estate, policy loans, real estate joint ventures and other limited partnerships, short-term investments and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)


     securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 2);
     (vii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. For its cost method investments, the Company

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)


     follows an impairment analysis which is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

          Other Invested Assets. Other invested assets consist primarily of stand-alone derivatives with positive fair values.

          Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments, and the determination of fair values.

          The determination of the amount of allowances and impairments, as applicable, are described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g., loan-backed securities including mortgage-backed and asset-backed securities) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and
     (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

          Additionally, when the Company enters into certain real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

          The use of different methodologies and assumptions as to the determination of the fair value of investments, the timing and amount of impairments, the recognition of income, or consolidation of investments may have a material effect on the amounts presented within the financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps and forwards, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. To a lesser extent, the Company may use credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts, as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the fair value of the derivative are generally reported in net investment gains (losses). The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)


accounting treatment may result in a differing impact on the financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of income within interest income or interest expense to match the location of the hedged item.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income
(loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)


embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the financial statements and that their related changes in fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance and non-participating whole life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)


earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements", effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair value is determined using a market multiple, a discounted cash flow model, or a cost approach. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     The Company recognized no impairments of goodwill during the years ended December 31, 2007, 2006 and 2005. Goodwill was $33 million at both December 31, 2007 and 2006.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance and traditional annuities. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, retirement, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. The interest rate for the aggregate future policy benefit liabilities is approximately 5%.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3% to 8%.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts as follows:

     - Annuity guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder.

     The Company establishes policyholder account balances for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)


       guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product. The risk associated with GMWB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product. The risk associated with GMAB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase in liabilities for future policy benefits, negatively affecting net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to:
(i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 2% to 14% less expenses, mortality charges, and withdrawals.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims and unearned revenue liabilities.

     The liability for policy and contract claims generally relates to incurred but not reported death claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees and policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues primarily include fee income on financial reinsurance treaties. Such fees are recognized in the period in which services are performed.

  Income Taxes

     The Company joins with MetLife and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

          (i) future taxable income exclusive of reversing temporary differences and carryforwards;

          (ii)  future reversals of existing taxable temporary differences;

          (iii) taxable income in prior carryback years; and

          (iv)  tax planning strategies.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 7) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements", the Company adopted FIN No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance transactions as a purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid, and the liabilities ceded related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid on the reinsurance of in-force blocks, as well as amounts paid related to new business, are recorded as ceded premiums and ceded future policy benefit liabilities are established.

     The assumptions used to account for long-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)


the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  Employee Benefit Plans

     The Company participates in a noncontributory defined benefit pension plan sponsored by Metropolitan Life Insurance Company ("MLIC"), an affiliate. The Company does not bear direct obligation for benefits under this plan. MLIC allocated a proportionate share of net expense related to the plan to the Company. The Company's share of net expense for the pension plan was $0 for the year ended December 31, 2007 and insignificant for each of the years ended December 31, 2006 and 2005.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's net income or cash flows.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made.

     As a result of the implementation of FIN 48, the Company recognized a $5 million decrease in the liability for unrecognized tax benefits and a corresponding increase to the January 1, 2007 balance of retained earnings. Upon adoption of FIN 48, the Company did not have any unrecognized tax benefits. See also Note 7.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards ("SFAS") No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants ("AICPA") issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed. The adoption of SOP 05-1 and the related TPAs had no effect on the Company's financial statements.

  Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging ("SFAS 133") and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

       (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

       (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

       (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

       (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's financial statements.

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's financial statements.

  Other

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's financial statements.

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's financial statements.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's financial statements.

     In June 2005, the Emerging Issues Task Force, ("EITF") reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's financial statements, and has provided the required disclosures.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Effective January 1, 2008, the Company adopted SFAS 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value. In addition to new disclosure requirements, the adoption of SFAS 157 primarily changes the valuation of embedded derivatives associated with annuity contracts. The change in valuation of embedded derivatives associated with annuity contracts results from the incorporation of risk margins and the Company's own credit standing in their valuation. As a result of the adoption of SFAS 157 on January 1, 2008, the Company expects such changes to result in a gain in the range of $10 million to $15 million, net of income tax, in the Company's statement of income.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option is generally applied on an instrument-by-instrument basis and is generally an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments. Accordingly, there was no impact on the Company's retained earnings or equity as of January 1, 2008.

     In June 2007, the AICPA issued SOP 07-1, Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies ("SOP 07-1") . Upon adoption of SOP 07-1, the Company must also adopt the provisions of FASB Staff Position No. FSP FIN 46(r)-7, Application of FASB Interpretation No. 46 to Investment Companies ("FSP FIN 46(r)-7"), which permanently exempts investment companies from applying the provisions of FIN No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51, and its December 2003 revision ("FIN 46(r)") to investments carried at fair value. SOP 07-1 provides guidance for determining whether an entity falls within the scope of the AICPA Audit and Accounting Guide Investment Companies and whether investment company accounting should be retained by a parent company upon consolidation of an investment company subsidiary or by an equity method investor in an investment company. In certain circumstances, SOP 07-1 precludes retention of specialized accounting for investment companies (i.e., fair value accounting), when similar direct investments exist in the consolidated group and are measured on a basis inconsistent with that applied to investment companies. Additionally, SOP 07-1 precludes retention of specialized accounting for investment companies if the reporting entity does not distinguish through documented policies the nature and type of investments to be held in the investment companies from those made in the consolidated group where other accounting guidance is being applied. In February 2008, the FASB issued FSP No. SOP 7-1-1, Effective Date of AICPA Statement of Position 07-1, which delays indefinitely the effective date of SOP 07-1. The Company is closely monitoring further FASB developments.

     In May 2007, the FASB issued FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FIN No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. FSP 39-1 applies to fiscal years beginning after November 15, 2007. FSP 39-1 will be applied retrospectively, unless it is impracticable to do so. Upon adoption of FSP 39-1, the Company is permitted to change its accounting policy to offset or not offset fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 will not have an impact on the Company's financial statements.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160") which are effective for fiscal years beginning after December 15, 2008. Under SFAS 141(r) and SFAS 160:

     - All business combinations (whether full, partial, or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company is currently evaluating the impact of SFAS 141(r) on its accounting for future acquisitions and the impact of SFAS 160 on its financial statements.

  Other

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company is currently evaluating the impact of SFAS 161 on its financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company is currently evaluating the impact of FSP 140-3 on its financial statements.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     In January 2008, the FASB cleared SFAS 133 Implementation Issue E23, Clarification of the Application of the Shortcut Method ("Issue E23"). Issue E23 amends SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception, as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by SFAS 157, is solely attributable to a bid-ask spread. In addition, entities would not be precluded from assuming no ineffectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. Issue E23 is effective for hedging relationships designated on or after January 1, 2008. The Company does not expect the adoption of Issue E23 to have a material impact on its financial statements.

     In December 2007, the FASB ratified as final the consensus on EITF Issue No. 07-6, Accounting for the Sale of Real Estate When the Agreement Includes a Buy-Sell Clause ("EITF 07-6"). EITF 07-6 addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity. The consensus concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. EITF 07-6 applies prospectively to new arrangements entered into and assessments on existing transactions performed in fiscal years beginning after December 15, 2008. The Company does not expect the adoption of EITF 07-6 to have a material impact on its financial statements.

2.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:

                                                        DECEMBER 31, 2007
                                        -------------------------------------------------
                                         COST OR    GROSS UNREALIZED
                                        AMORTIZED   ----------------    ESTIMATED    % OF
                                           COST     GAIN        LOSS   FAIR VALUE   TOTAL
                                        ---------   ----        ----   ----------   -----
                                                          (IN MILLIONS)
U.S. corporate securities.............    $  825     $ 6         $16     $  815      40.4%
Residential mortgage-backed
  securities..........................       459       2           6        455      22.6
Commercial mortgage-backed
  securities..........................       289       1           6        284      14.1
U.S. Treasury/agency securities.......       225       3          --        228      11.3
Foreign corporate securities..........       136       1           4        133       6.6
Asset-backed securities...............        95      --           9         86       4.2
Foreign government securities.........        14       2          --         16       0.8
State and political subdivision
  securities..........................        --      --          --         --        --
                                          ------     ---         ---     ------     -----
  Total fixed maturity securities.....    $2,043     $15         $41     $2,017     100.0%
                                          ======     ===         ===     ======     =====
Common stock..........................    $   --     $--         $--     $   --        --%
Non-redeemable preferred stock........        21      --           3         18     100.0
                                          ------     ---         ---     ------     -----
  Total equity securities.............    $   21     $--         $ 3     $   18     100.0%
                                          ======     ===         ===     ======     =====


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

                                                         DECEMBER 31, 2006
                                         ------------------------------------------------
                                                          GROSS
                                          COST OR       UNREALIZED
                                         AMORTIZED   ---------------    ESTIMATED    % OF
                                            COST     GAIN       LOSS   FAIR VALUE   TOTAL
                                         ---------   ----       ----   ----------   -----
                                                           (IN MILLIONS)
U.S. corporate securities..............    $  884     $ 4        $10     $  878      42.1%
Residential mortgage-backed
  securities...........................       479       4          3        480      23.0
Commercial mortgage-backed securities..       281       1          5        277      13.3
U.S. Treasury/agency securities........       231      --          1        230      11.0
Foreign corporate securities...........       104      --          1        103       5.0
Asset-backed securities................        96      --         --         96       4.6
Foreign government securities..........        14       2         --         16       0.8
State and political subdivision
  securities...........................         4      --         --          4       0.2
                                           ------     ---        ---     ------     -----
  Total fixed maturities...............    $2,093     $11        $20     $2,084     100.0%
                                           ======     ===        ===     ======     =====
Common stock...........................    $    1     $--        $--     $    1     100.0%
Non-redeemable preferred stock.........        --      --         --         --        --
                                           ------     ---        ---     ------     -----
  Total equity securities..............    $    1     $--        $--     $    1     100.0%
                                           ======     ===        ===     ======     =====



     The Company held foreign currency derivatives with notional amounts of $8 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at both December 31, 2007 and 2006.

     The Company is not exposed to any significant concentrations of credit risk in its equity securities portfolio. The Company is exposed to concentrations of credit risk related to U.S. Treasury securities and obligations of U.S. government corporations and agencies. Additionally, at December 31, 2007 and 2006, the Company had exposure to fixed maturity securities backed by sub-prime mortgages with estimated fair values of $19 million and $21 million, respectively, and unrealized losses of $7 million and less than $1 million, respectively. These securities are classified within asset-backed securities in the immediately preceding tables. At December 31, 2007, 44% have been guaranteed by financial guarantors, all of which were guaranteed by financial guarantors who remained Aaa rated through March 2008. Overall, at December 31, 2007, $9 million of the estimated fair value of the Company's fixed maturity securities were credit enhanced by financial guarantors, all of which are included within asset-backed securities, and were guaranteed by financial guarantors who remained Aaa rated through March 2008.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $88 million and $104 million at December 31, 2007 and 2006, respectively. These securities had net unrealized gains of less than $1 million and $2 million at December 31, 2007 and 2006, respectively. Non-income producing fixed maturity securities were less than $1 million at December 31, 2007. There were no non-income producing fixed maturity securities at December 31, 2006. Net unrealized gains associated with non-income producing fixed maturity securities were less than $1 million at December 31, 2007.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2007                     2006
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................    $   74      $   74       $   72      $   71
Due after one year through five years...       508         506          537         534
Due after five years through ten years..       311         306          431         430
Due after ten years.....................       307         306          197         196
                                            ------      ------       ------      ------
  Subtotal..............................     1,200       1,192        1,237       1,231
Mortgage-backed and other asset-backed
  securities............................       843         825          856         853
                                            ------      ------       ------      ------
  Total fixed maturity securities.......    $2,043      $2,017       $2,093      $2,084
                                            ======      ======       ======      ======



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity securities classified as available-for-sale are as follows:

                                                        YEARS ENDED DECEMBER
                                                                 31,
                                                       ----------------------
                                                       2007    2006     2005
                                                       ----   ------   ------
                                                            (IN MILLIONS)
Proceeds.............................................  $657   $1,051   $1,645
Gross investment gains...............................  $  1   $    4   $    2
Gross investment losses..............................  $ (6)  $  (21)  $  (19)

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                                DECEMBER 31, 2007
                                      ---------------------------------------------------------------------
                                                               EQUAL TO OR GREATER
                                                                       THAN
                                       LESS THAN 12 MONTHS          12 MONTHS                 TOTAL
                                      ---------------------  -----------------------  ---------------------
                                      ESTIMATED     GROSS    ESTIMATED       GROSS    ESTIMATED     GROSS
                                         FAIR    UNREALIZED     FAIR      UNREALIZED     FAIR    UNREALIZED
                                        VALUE       LOSS       VALUE         LOSS       VALUE       LOSS
                                      ---------  ----------  ---------    ----------  ---------  ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities...........     $305        $11        $143          $ 5       $  448       $16
Residential mortgage-backed
  securities........................      215          5          68            1          283         6
Commercial mortgage-backed
  securities........................       16         --         174            6          190         6
U.S. Treasury/agency securities.....       --         --          --           --           --        --
Foreign corporate securities........       78          4          23           --          101         4
Asset-backed securities.............       51          6          17            3           68         9
State and political subdivision
  securities........................       --         --          --           --           --        --
                                         ----        ---        ----          ---       ------       ---
  Total fixed maturity securities...     $665        $26        $425          $15       $1,090       $41
                                         ====        ===        ====          ===       ======       ===
Equity securities...................     $ 18        $ 3        $ --          $--       $   18       $ 3
                                         ====        ===        ====          ===       ======       ===
Total number of securities in an
  unrealized loss position..........      154                    103
                                         ====                   ====





                                                                DECEMBER 31, 2006
                                      ---------------------------------------------------------------------
                                                               EQUAL TO OR GREATER
                                                                       THAN
                                       LESS THAN 12 MONTHS          12 MONTHS                 TOTAL
                                      ---------------------  -----------------------  ---------------------
                                      ESTIMATED     GROSS    ESTIMATED       GROSS    ESTIMATED     GROSS
                                         FAIR    UNREALIZED     FAIR      UNREALIZED     FAIR    UNREALIZED
                                        VALUE       LOSS       VALUE         LOSS       VALUE       LOSS
                                      ---------  ----------  ---------    ----------  ---------  ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities...........     $367        $ 3        $261          $ 7       $  628       $10
Residential mortgage-backed
  securities........................       99          1         114            2          213         3
Commercial mortgage-backed
  securities........................       96          1         141            4          237         5
U.S. Treasury/agency securities.....      162          1           3           --          165         1
Foreign corporate securities........       50          1          20           --           70         1
Asset-backed securities.............       20         --           7           --           27        --
State and political subdivision
  securities........................       --         --           4           --            4        --
                                         ----        ---        ----          ---       ------       ---
  Total fixed maturity securities...     $794        $ 7        $550          $13       $1,344       $20
                                         ====        ===        ====          ===       ======       ===
Equity securities...................     $ --        $--        $ --          $--       $   --       $--
                                         ====        ===        ====          ===       ======       ===
Total number of securities in an
  unrealized loss position..........      179                    124
                                         ====                   ====


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                DECEMBER 31, 2007
                                        ----------------------------------------------------------------
                                          COST OR AMORTIZED     GROSS UNREALIZED
                                                COST                  LOSS          NUMBER OF SECURITIES
                                        --------------------  --------------------  --------------------
                                        LESS THAN     20% OR  LESS THAN     20% OR  LESS THAN     20% OR
                                           20%         MORE      20%         MORE      20%         MORE
                                        ---------     ------  ---------     ------  ---------     ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months..................    $  431        $11      $11          $ 4       88           5
Six months or greater but less than
  nine months.........................       152         --        7           --       44          --
Nine months or greater but less than
  twelve months.......................       119         --        8           --       20          --
Twelve months or greater..............       439         --       14           --      101          --
                                          ------        ---      ---          ---
  Total...............................    $1,141        $11      $40          $ 4
                                          ======        ===      ===          ===




                                                                DECEMBER 31, 2006
                                        ----------------------------------------------------------------
                                          COST OR AMORTIZED     GROSS UNREALIZED
                                                COST                  LOSS          NUMBER OF SECURITIES
                                        --------------------  --------------------  --------------------
                                        LESS THAN     20% OR  LESS THAN     20% OR  LESS THAN     20% OR
                                           20%         MORE      20%         MORE      20%         MORE
                                        ---------     ------  ---------     ------  ---------     ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months..................    $  695        $--      $ 5          $--      136          --
Six months or greater but less than
  nine months.........................        41         --        1           --       21          --
Nine months or greater but less than
  twelve months.......................        65         --        1           --       22          --
Twelve months or greater..............       563         --       13           --      124          --
                                          ------        ---      ---          ---
  Total...............................    $1,364        $--      $20          $--
                                          ======        ===      ===          ===



     At December 31, 2007 and 2006, $40 million and $20 million, respectively, of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 4% and 1%, respectively, of the cost or amortized cost of such securities.

     At December 31, 2007, $4 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 36% of the cost or amortized cost of such securities. All such unrealized losses related to securities that were in an unrealized loss position for a period of less than six months. At December 31, 2006, there were no unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     At December 31, 2007 and 2006, the Company had $44 million and $20 million, respectively, of gross unrealized losses related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
SECTOR:
U.S. corporate securities....................................    36%    50%
Asset-backed securities......................................    20     --
Commercial mortgage-backed securities........................    14     25
Residential mortgage-backed securities.......................    14     15
Foreign corporate securities.................................     9      5
U.S. Treasury/agency securities..............................    --      5
Other........................................................     7     --
                                                                ---    ---
  Total......................................................   100%   100%
                                                                ===    ===
INDUSTRY:
Finance......................................................    35%    12%
Mortgage-backed..............................................    28     40
Industrial...................................................    13     31
Utility......................................................     3     11
Government...................................................    --      5
Other........................................................    21      1
                                                                ---    ---
  Total......................................................   100%   100%
                                                                ===    ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in interest rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

  SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $523 million and $515 million and an estimated fair value of $525 million and $511 million were on loan under the program at December 31, 2007 and 2006, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $541 million and $529 million at December 31, 2007 and 2006, respectively. There was no security collateral on deposit from customers in connection with the securities lending transactions at December 31, 2007 and 2006.

  ASSETS ON DEPOSIT AND ASSETS PLEDGED AS COLLATERAL

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $7 million and $13 million at December 31, 2007 and 2006, respectively, consisting primarily of fixed maturity securities.

     Certain of the Company's fixed maturity securities are pledged as collateral for various derivative transactions as described in Note 3.

  MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate are categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2007               2006
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Agricultural mortgage loans...................    $40       54%      $43       48%
Commercial mortgage loans.....................     34       46        47       52
                                                  ---      ---       ---      ---
  Total mortgage loans on real estate.........    $74      100%      $90      100%
                                                  ===      ===       ===      ===



     Mortgage loans on real estate are collateralized by properties located in the United States. At December 31, 2007, 20%, 17% and 15% of the value of the Company's mortgage loans on real estate were collateralized by property located in District of Columbia, Alabama and California, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Information regarding loan valuation allowances for mortgage loans on real estate is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2007      2006      2005
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Balance at January 1,.................................   $--       $--       $ 1
Deductions............................................    --        --        (1)
                                                         ---       ---       ---
Balance at December 31,...............................   $--       $--       $--
                                                         ===       ===       ===


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Fixed maturity securities..............................  $118   $119   $114
Equity securities......................................     1     --     --
Mortgage loans on real estate..........................     5      5      9
Policy loans...........................................     2      2      3
Other limited partnership interests....................     1      1     --
Cash, cash equivalents and short-term investments......     8      7      6
                                                         ----   ----   ----
  Total investment income..............................   135    134    132
Less: Investment expenses..............................    31     28     18
                                                         ----   ----   ----
  Net investment income................................  $104   $106   $114
                                                         ====   ====   ====



     For each of the years ended December 31, 2007 and 2006, affiliated investment expenses of $1 million are included in the table above. For the year ended December 31, 2005, there were no affiliated investment expenses. See Related Party Investment Transactions for discussion of affiliated net investment income related to short-term investments included in the table above.

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                                 AS RESTATED,
                                                                  SEE NOTE 13
                                                                --------------
                                                      2007      2006      2005
                                                      ----      ----      ----
                                                            (IN MILLIONS)
Fixed maturity securities...........................  $ (6)     $(17)     $(17)
Equity securities...................................    (1)       --        --
Mortgage loans on real estate.......................    --        --         1
Other limited partnership interests.................    --        (1)       --
Derivatives.........................................   106       (42)        3
                                                      ----      ----      ----
  Net investment gains (losses).....................  $ 99      $(60)     $(13)
                                                      ====      ====      ====



     For the years ended December 31, 2007, 2006 and 2005, affiliated net investment gains (losses) of $110 million, ($38) million and ($8) million, respectively, are included in the table above.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     For the year ended December 31, 2007, the Company recorded losses of $2 million from fixed maturity and equity securities deemed other-than-temporarily impaired which were included within net investment gains (losses). Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were less than $1 million for each of the years ended December 31, 2006 and 2005.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive loss, are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2007      2006      2005
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Fixed maturity securities............................  $(26)      $(9)      $(9)
Equity securities....................................    (3)       --        --
                                                       ----       ---       ---
  Subtotal...........................................   (29)       (9)       (9)
                                                       ----       ---       ---
Amounts allocated from DAC and VOBA..................     8         4         3
Deferred income tax..................................     7         2         2
                                                       ----       ---       ---
  Subtotal...........................................    15         6         5
                                                       ----       ---       ---
Net unrealized investment gains (losses).............  $(14)      $(3)      $(4)
                                                       ====       ===       ===



     The changes in net unrealized investment gains (losses) are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2007      2006      2005
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Balance, January 1,..................................  $ (3)      $(4)     $  6
Unrealized investment gains (losses) during the
  year...............................................   (20)       --       (25)
Unrealized investment gains (losses) relating to:
  DAC and VOBA.......................................     4         1        10
  Deferred income tax................................     5        --         5
                                                       ----       ---      ----
Balance, December 31,................................  $(14)      $(3)     $ (4)
                                                       ====       ===      ====
Net change in unrealized investment gains (losses)...  $(11)      $ 1      $(10)
                                                       ====       ===      ====



  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to variable interest entities ("VIEs") for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                            DECEMBER 31, 2007
                                                         -----------------------
                                                         NOT PRIMARY BENEFICIARY
                                                         -----------------------
                                                                       MAXIMUM
                                                           TOTAL     EXPOSURE TO
                                                         ASSETS(1)     LOSS(2)
                                                         ---------   -----------
                                                              (IN MILLIONS)
Trust preferred securities(3)..........................     $500         $20
                                                            ----         ---
  Total................................................     $500         $20
                                                            ====         ===



--------

   (1) The assets of the trust preferred securities are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)



   (2) The maximum exposure to loss relating to trust preferred securities is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

   (3) Trust preferred securities are complex, uniquely structured investments which contain features of both equity and debt, may have an extended or no stated maturity, and may be callable at the issuer's option after a defined period of time.

  RELATED PARTY INVESTMENT TRANSACTIONS

     As of December 31, 2007 and 2006, the Company held $70 million and $77 million, respectively, of its total invested assets in the MetLife Intermediate Income Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was $4 million, $3 million and $3 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2007      2006      2005
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Estimated fair value of assets transferred to
  affiliates.........................................   $23      $127       $--
Amortized cost of assets transferred to affiliates...   $23      $129       $--
Net investment gains (losses) recognized on
  transfers..........................................   $--      $ (2)      $--
Estimated fair value of assets transferred from
  affiliates.........................................   $--      $ 21       $ 4


3.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or fair value of derivative financial instruments held at:

                                         DECEMBER 31, 2007                 DECEMBER 31, 2006
                                  -------------------------------   -------------------------------
                                                CURRENT MARKET                    CURRENT MARKET
                                                 OR FAIR VALUE                     OR FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                            (IN MILLIONS)
Interest rate swaps.............   $    9      $--        $--        $    2      $--        $--
Interest rate floors............    2,460       27         --         2,460       15         --
Foreign currency swaps..........        8        1         --             8       --         --
Financial forwards..............       --       --         --            --       --          1
Credit default swaps............       30       --         --            30       --         --
                                   ------      ---        ---        ------      ---        ---
  Total.........................   $2,507      $28        $--        $2,500      $15        $ 1
                                   ======      ===        ===        ======      ===        ===



     The above table does not include notional amounts for equity variance swaps. At both December 31, 2007 and 2006, the Company owned 2,500 equity variance swaps. Fair values of equity variance swaps are included in financial forwards in the preceding table.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2007:

                                                       REMAINING LIFE
                           ----------------------------------------------------------------------
                           ONE YEAR     AFTER ONE YEAR      AFTER FIVE YEARS     AFTER
                            OR LESS   THROUGH FIVE YEARS   THROUGH TEN YEARS   TEN YEARS    TOTAL
                           --------   ------------------   -----------------   ---------   ------
                                                        (IN MILLIONS)
Interest rate swaps......     $--             $ 9                $   --           $--      $    9
Interest rate floors.....      --              --                 2,460            --       2,460
Foreign currency swaps...      --              --                    --             8           8
Credit default swaps.....      --              30                    --            --          30
                              ---             ---                ------           ---      ------
  Total..................     $--             $39                $2,460           $ 8      $2,507
                              ===             ===                ======           ===      ======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     Interest rate floors are used by the Company primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level.

     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

  HEDGING

     The following table presents the notional amount and fair value of derivatives by type of hedge designation at:

                                         DECEMBER 31, 2007                 DECEMBER 31, 2006
                                  -------------------------------   -------------------------------
                                                  FAIR VALUE                        FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                            (IN MILLIONS)
Fair value......................   $    8      $ 1        $--        $   --      $--        $--
Cash flow.......................        4       --         --             8       --         --
Non-qualifying..................    2,495       27         --         2,492       15          1
                                   ------      ---        ---        ------      ---        ---
  Total.........................   $2,507      $28        $--        $2,500      $15        $ 1
                                   ======      ===        ===        ======      ===        ===



     The Company recognized insignificant net investment income (expense) from settlement payments related to qualifying hedges for the years ended December 31, 2007 and 2006. The Company did not have any qualifying hedges for the year ended December 31, 2005.

     The Company recognized insignificant net investment gains (losses) from settlement payments related to non-qualifying hedges for the years ended December 31, 2007 and 2006. The Company recognized net investment gains (losses) from settlement payments related to non-qualifying hedges of $1 million for the year ended December 31, 2005.

  FAIR VALUE HEDGES

     The Company designates and accounts for interest rate swaps to convert fixed rate investments to floating rate investments as fair value hedges when they have met the requirements of SFAS 133.

     The Company recognized insignificant amounts in net investment gains (losses) representing the ineffective portion of all fair value hedges for the year ended December 31, 2007. The Company did not have any fair value hedges during the years ended December 31, 2006 and 2005.

     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities as cash flow hedges, when they have met the requirements of SFAS 133.

     For each of the years ended December 31, 2007 and 2006, the Company recognized no net investment gains (losses) as the ineffective portion of all cash flow hedges. For the year ended December 31, 2005, the Company had no cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2007, 2006 and 2005.

     For the years ended December 31, 2007, 2006 and 2005, the net amount deferred in other comprehensive income (loss) relating to cash flow hedges was insignificant. At December 31, 2007, 2006 and 2005, the net amount accumulated in other comprehensive income (loss) relating to cash flow hedges was insignificant.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     At December 31, 2007, an insignificant amount of the deferred net gains (losses) on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2008.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps and purchased floors to economically hedge its exposure to interest rate volatility; (ii) foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; and (iv) equity variance swaps to economically hedge liabilities embedded in certain variable annuity products.

     The following table presents changes in fair value related to derivatives that do not qualify for hedge accounting:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2007      2006      2005
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Net investment gains (losses), excluding embedded
  derivatives........................................   $15      $(12)      $10


  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum withdrawal contracts and guaranteed minimum accumulation contracts.

     The following table presents the fair value of the Company's embedded derivatives at:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Embedded derivative assets...................................   $56    $--
Embedded derivative liabilites...............................   $--    $37


     The following table presents changes in fair value related to embedded derivatives:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2007      2006      2005
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Net investment gains (losses)........................   $91      $(30)      $(7)


  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative instruments.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     In addition, the Company may have exchange traded futures, which require the pledging of collateral. At both December 31, 2007 and 2006, the Company pledged collateral of $3 million, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

4.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                          DAC   VOBA   TOTAL
                                                         ----   ----   -----
                                                            (IN MILLIONS)
Balance at January 1, 2005.............................  $391   $182    $573
  Capitalizations......................................    66     --      66
                                                         ----   ----    ----
     Subtotal..........................................   457    182     639
                                                         ----   ----    ----
  Less: Amortization related to:
     Net investment gains (losses), as restated, see
       Note 13.........................................    (2)    --      (2)
     Unrealized investment gains (losses)..............    (4)    (6)    (10)
     Other expenses, as restated, see Note 13..........    22     25      47
                                                         ----   ----    ----
       Total amortization..............................    16     19      35
                                                         ----   ----    ----
Balance at December 31, 2005, as restated, see Note
  13...................................................   441    163     604
  Capitalizations......................................    80     --      80
                                                         ----   ----    ----
     Subtotal..........................................   521    163     684
                                                         ----   ----    ----
  Less: Amortization related to:
     Net investment gains (losses), as restated, see
       Note 13.........................................   (13)    (3)    (16)
     Unrealized investment gains (losses)..............    --     (1)     (1)
     Other expenses, as restated, see Note 13..........    85    (17)     68
                                                         ----   ----    ----
       Total amortization..............................    72    (21)     51
                                                         ----   ----    ----
Balance at December 31, 2006, as restated, see Note
  13...................................................   449    184     633
  Capitalizations......................................    89     --      89
                                                         ----   ----    ----
     Subtotal..........................................   538    184     722
                                                         ----   ----    ----
  Less: Amortization related to:
     Net investment gains (losses).....................    34      6      40
     Unrealized investment gains (losses)..............    (3)    (1)     (4)
     Other expenses....................................    63     25      88
                                                         ----   ----    ----
       Total amortization..............................    94     30     124
                                                         ----   ----    ----
Balance at December 31, 2007...........................  $444   $154    $598
                                                         ====   ====    ====



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $19 million in 2008, $17 million in 2009, $15 million in 2010, $13 million in 2011 and $13 million in 2012.

     Amortization of VOBA and DAC is related to: (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)


expenses to provide amounts related to the gross profits originating from transactions other than investment gains and losses.

5.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                        DECEMBER 31,
                                      ------------------------------------------------
                                         FUTURE       POLICYHOLDER          OTHER
                                         POLICY         ACCOUNT         POLICYHOLDER
                                        BENEFITS        BALANCES            FUNDS
                                      -----------   ---------------   ----------------
                                      2007   2006    2007     2006    2007        2006
                                      ----   ----   ------   ------   ----        ----
                                                        (IN MILLIONS)
Traditional life....................  $  8   $  7   $   --   $   --    $--         $--
Universal variable life.............    --     --      134      137      3           4
Annuities...........................   284    281    2,033    2,406     31          27
                                      ----   ----   ------   ------    ---         ---
  Total.............................  $292   $288   $2,167   $2,543    $34         $31
                                      ====   ====   ======   ======    ===         ===



  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2007      2006      2005
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Balance at January 1,................................   $80      $ 75       $59
Capitalization.......................................    19        19        19
Amortization.........................................    (9)      (14)       (3)
                                                        ---      ----       ---
Balance at December 31,..............................   $90      $ 80       $75
                                                        ===      ====       ===



  SEPARATE ACCOUNTS

     Separate account assets and liabilities consist of pass-through separate accounts totaling $9,432 million and $8,757 million at December 31, 2007 and 2006, respectively, for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $138 million, $115 million and $93 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     For each of the years ended December 31, 2007, 2006 and 2005, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)


contract value" or "minimum return"). These guarantees include benefits that are payable in the event of death or at annuitization.

     Information regarding the types of guarantees relating to annuity contracts is as follows:

                                                                AT DECEMBER 31,
                                        ---------------------------------------------------------------
                                                     2007                             2006
                                        ------------------------------   ------------------------------
                                            IN THE             AT            IN THE             AT
                                        EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                        --------------   -------------   --------------   -------------
                                                                 (IN MILLIONS)
ANNUITY CONTRACTS(1)
RETURN OF NET DEPOSITS
Separate account value................     $   2,635             N/A        $   1,941             N/A
Net amount at risk(2).................     $      10(3)          N/A        $       1(3)          N/A
Average attained age of
  contractholders.....................      60 years             N/A         65 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value................     $   8,070       $   5,516        $   8,072       $   5,157
Net amount at risk(2).................     $     225(3)    $      89(4)     $     151(3)    $      18(4)
Average attained age of
  contractholders.....................      63 years        62 years         65 years        61 years


--------

   (1) The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity contracts is as follows:

                                                                  ANNUITY
                                                                 CONTRACTS
                                                               -------------
                                                                 GUARANTEED
                                                               ANNUITIZATION
                                                                  BENEFITS
                                                               -------------
Balance at January 1, 2005...................................       $--
Incurred guaranteed benefits.................................        --
Paid guaranteed benefits.....................................        --
                                                                    ---
Balance at December 31, 2005.................................        --
Incurred guaranteed benefits.................................        --
Paid guaranteed benefits.....................................        --
                                                                    ---
Balance at December 31, 2006.................................        --
Incurred guaranteed benefits.................................         8
Paid guaranteed benefits.....................................        --
                                                                    ---
Balance at December 31, 2007.................................       $ 8
                                                                    ===


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     Excluded from the table above are guaranteed annuitization benefit liabilities on the Company's annuity contracts of $21 million, $24 million and $17 million at December 31, 2007, 2006 and 2005, respectively, which were reinsured 100% to an affiliate and had corresponding recoverables from affiliated reinsurers related to such guarantee liabilities.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                            AT DECEMBER 31,
                                                            ---------------
                                                             2007     2006
                                                            ------   ------
                                                             (IN MILLIONS)
Mutual Fund Groupings
  Equity..................................................  $4,670   $7,550
  Bond....................................................     445      499
  Balanced................................................   4,073      454
  Money Market............................................     125      107
  Specialty...............................................      58       93
                                                            ------   ------
     Total................................................  $9,371   $8,703
                                                            ======   ======



6.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Starting in 2002, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies. During 2005, the Company changed its retention practices for individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company retains up to $100,000 per life and reinsures 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     In addition to reinsuring mortality risk as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks. The Company reinsures 90% of its new production of fixed annuities to an affiliate. The Company currently reinsures 100% of its new production of riders containing benefit guarantees related to variable annuities to an affiliate.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     The amounts in the statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2007      2006      2005
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Direct premiums earned...............................   $13       $65      $122
Reinsurance ceded....................................    (1)       --        --
                                                        ---       ---      ----
Net premiums earned..................................   $12       $65      $122
                                                        ===       ===      ====



     Unaffiliated reinsurance recoverables, included in premiums and other receivables, were insignificant at both December 31, 2007 and 2006. Unaffiliated reinsurance and ceded commissions payables, included in other liabilities, were insignificant at both December 31, 2007 and 2006.

  RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain MetLife subsidiaries including Exeter Reassurance Company, Ltd., MLIC and Reinsurance Group of America, Incorporated. At December 31, 2007, the Company had reinsurance-related assets and liabilities from these agreements totaling $877 million and $5 million, respectively. At December 31, 2006, comparable assets and liabilities were $978 million and $8 million, respectively.

     The following table reflects the related party reinsurance information recorded in income for the:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2007      2006      2005
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Ceded fees, included in universal life and investment-
  type product policy fees............................   $38       $33       $28
Interest earned on ceded reinsurance, included in
  other revenues......................................   $45       $45       $47
Ceded benefits, included in policyholder benefits and
  claims..............................................   $ 7       $ 8       $ 8
Interest costs on ceded reinsurance, included in other
  expenses............................................   $(2)      $(2)      $(3)


     The Company has ceded risks related to guaranteed minimum benefit riders written by the Company to another affiliate. The guaranteed minimum benefit riders directly written by the Company are embedded derivatives and changes in their fair value are included within net investment gains (losses). The ceded reinsurance agreements also contain embedded derivatives and changes in their fair value are also included within net investment gains (losses). The ceded amounts, included in net investment gains (losses), were $110 million, ($36) million and ($8) million for the years ended December 31, 2007, 2006 and 2005, respectively.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

7.  INCOME TAXES

     The provision (benefit) for income tax is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                       ---------------------------
                                                                  AS RESTATED,
                                                                   SEE NOTE 13
                                                              --------------------
                                                       2007        2006       2005
                                                       ----   -------------   ----
                                                              (IN MILLIONS)
Current:
  Federal............................................   $(4)       $(81)       $ 4
Deferred:
  Federal............................................    27          64         (1)
                                                        ---        ----        ---
Provision (benefit) for income tax...................   $23        $(17)       $ 3
                                                        ===        ====        ===



     The reconciliation of the income tax provision (benefit) at the U.S. statutory rate to the provision (benefit) for income tax as reported is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                       ---------------------------
                                                                  AS RESTATED,
                                                                   SEE NOTE 13
                                                              --------------------
                                                       2007        2006       2005
                                                       ----   -------------   ----
                                                              (IN MILLIONS)
Tax provision at U.S. statutory rate.................   $33        $ (4)       $ 9
Tax effect of:
  Tax-exempt investment income.......................    (9)         (9)        (6)
  Prior year tax.....................................    (2)         (3)        --
  Other..............................................     1          (1)        --
                                                        ---        ----        ---
Provision (benefit) for income tax...................   $23        $(17)       $ 3
                                                        ===        ====        ===


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                              DECEMBER 31,
                                                          --------------------
                                                                  AS RESTATED,
                                                                   SEE NOTE 13
                                                                  ------------
                                                           2007       2006
                                                          -----   ------------
                                                              (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..............  $  73       $103
  Tax credit carryforwards..............................     --          2
  Net unrealized investment losses......................      7          2
  Other, net............................................      1          5
                                                          -----       ----
                                                             81        112
                                                          -----       ----
Deferred income tax liabilities:
  Investments...........................................     13         10
  DAC...................................................    184        196
                                                          -----       ----
                                                            197        206
                                                          -----       ----
Net deferred income tax liability.......................  $(116)      $(94)
                                                          =====       ====



     A valuation allowance is provided when it is more likely than not that some portion of the deferred income tax assets will not be realized. Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the remaining deferred income tax assets.

     Effective January 1, 2006, the Company joined with MetLife and its includable affiliates in filing a federal income tax return. The Company participates in a tax sharing agreement with MetLife. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     Pursuant to the tax sharing agreement, the amount due from affiliates is $2 million and $82 million as of December 31, 2007 and 2006, respectively.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2003. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

     As a result of the implementation of FIN 48, the Company recognized a $5 million decrease in the liability for unrecognized tax benefits and a corresponding increase to the January 1, 2007 balance of retained earnings. Upon adoption of FIN 48, the Company did not have any unrecognized tax benefits.

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)


statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the year ended December 31, 2007, the Company recognized an income tax benefit of $9 million related to the separate account DRD.

8.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company has faced claims alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to vigorously defend against the claims in all pending matters. Some sales practices claims may be resolved through settlement. Other sales practices claims may be won by dispositive motion or may go to trial. The current cases may seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor or taxpayer. Further, federal, state or industry regulatory or governmental authorities may conduct investigations, serve subpoenas or make other inquiries concerning a wide variety of issues, including the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's net income or cash flows.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2007, 2006 and 2005. At December 31, 2007 and 2006, the Company maintained a liability of $8 million and $12 million, respectively. The related asset for premium tax offsets was $800 thousand and $400 thousand at December 31, 2007 and 2006, respectively, for undiscounted future assessments in respect of impaired, insolvent or failed insurers. At December 31, 2007 and 2006, the Company also held a receivable of $7 million and $10 million, respectively, recorded in other assets, for reimbursement of assessments incurred in a prior acquisition.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

COMMITMENTS

  COMMITMENTS TO FUND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under private corporate bond investments. At December 31, 2007, there were no unfunded commitments. The amount of these unfunded commitments was $8 million at December 31, 2006.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company had no liability for indemnities, guarantees and commitments at December 31, 2007 and 2006.

9.  EQUITY

  STATUTORY EQUITY AND INCOME

     The Company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Missouri State Department of Insurance ("the Department") has adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in Missouri. Modifications by state insurance departments may impact the effect of the Codification on the statutory surplus and capital of the Company.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year.

     Statutory net income of the Company, as filed with the Department, was $40 million, $116 million and $5 million for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory capital and surplus, as filed with the Department, was $329 million and $284 million at December 31, 2007 and 2006, respectively.

  DIVIDEND RESTRICTIONS

     Under Missouri State Insurance Law, the maximum amount of dividends the Company is permitted, without prior insurance regulatory clearance, to pay is the greater of: (i) 10% of its surplus to policyholders as of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding year (excluding realized investment gains). However, dividends may only be paid from positive balances in statutory unassigned funds. Since the Company's statutory unassigned funds surplus is less than zero, no dividends are permissible in 2008 without prior approval of the Missouri Commissioner of Insurance.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2007, 2006 and 2005 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                        YEARS ENDED DECEMBER 31,
                                                      ---------------------------
                                                      2007        2006       2005
                                                      ----   -------------   ----
                                                             (IN MILLIONS)
Holding losses on investments arising during the
  year..............................................  $(27)       $(22)      $(50)
Income tax effect of holding gains (losses).........     9           8         17
Reclassification adjustments:
  Recognized holding (gains) losses included in
     current year income............................     7          18         16
  Amortization of premiums and accretion of
     discounts associated with investments..........    --           4          9
Income tax effect...................................    (3)         (8)        (9)
Allocation of holding gains on investments relating
  to other policyholder amounts.....................     4           1         10
Income tax effect of allocation of holding gains to
  other policyholder amounts........................    (1)         --         (3)
                                                      ----        ----       ----
Other comprehensive income (loss)...................  $(11)       $  1       $(10)
                                                      ====        ====       ====


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

10.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                                     AS
                                                                 RESTATED,
                                                                SEE NOTE 13
                                                                -----------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Compensation...........................................  $ --   $  1   $  1
Commissions............................................    95     82     71
Amortization of DAC and VOBA...........................   128     52     45
Capitalization of DAC..................................   (89)   (80)   (66)
Insurance tax..........................................     3      3      4
Other..................................................    68     64     56
                                                         ----   ----   ----
  Total other expenses.................................  $205   $122   $111
                                                         ====   ====   ====



     For the years ended December 31, 2007, 2006 and 2005, commissions and capitalization of DAC include the impact of affiliated reinsurance transactions. See Note 6. See also Note 12 for discussion of affiliated expenses included in the table above.

11.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments has been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. The implementation of SFAS 157 may impact the fair value assumptions and methodologies associated with the valuation of assets and liabilities. See also Note 1 regarding the adoption of SFAS 157.

     Amounts related to the Company's financial instruments are as follows:

                                                   NOTIONAL   CARRYING    ESTIMATED
                                                    AMOUNT      VALUE    FAIR VALUE
                                                   --------   --------   ----------
                                                             (IN MILLIONS)
DECEMBER 31, 2007
Assets:
  Fixed maturity securities......................              $2,017      $2,017
  Equity securities..............................              $   18      $   18
  Mortgage loans on real estate..................              $   74      $   76
  Policy loans...................................              $   29      $   29
  Short-term investments.........................              $   74      $   74
  Cash and cash equivalents......................              $   81      $   81
  Accrued investment income......................              $   20      $   20
Liabilities:
  Policyholder account balances..................              $2,033      $1,956
  Payables for collateral under securities loaned
     transactions................................              $  541      $  541

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

                                                   NOTIONAL   CARRYING    ESTIMATED
                                                    AMOUNT      VALUE    FAIR VALUE
                                                   --------   --------   ----------
                                                             (IN MILLIONS)
DECEMBER 31, 2006
Assets:
  Fixed maturity securities......................              $2,084      $2,084
  Equity securities..............................              $    1      $    1
  Mortgage loans on real estate..................              $   90      $   90
  Policy loans...................................              $   28      $   28
  Short-term investments.........................              $   83      $   83
  Cash and cash equivalents......................              $  117      $  117
  Accrued investment income......................              $   22      $   22
  Commitments to fund private corporate bond
     investments.................................     $8       $   --      $   --
Liabilities:
  Policyholder account balances..................              $2,406      $2,300
  Payables for collateral under securities loaned
     transactions................................              $  529      $  529


     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  FIXED MATURITY SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

  MORTGAGE LOANS ON REAL ESTATE AND COMMITMENTS TO FUND PRIVATE CORPORATE BOND INVESTMENTS

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For commitments to fund private corporate bond investments, the estimated fair value is the net premium or discount of the commitments.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximate fair values due to the short-term maturities of these instruments.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

  ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED TRANSACTIONS

     The carrying value for payables for collateral under securities loaned transactions approximates fair value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

12.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into a Master Service Agreement with MLIC which provides administrative, accounting, legal and similar services to the Company. MLIC charged the Company $11 million, $11 million and $9 million, included in other expenses, for services performed under the Master Service Agreement for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company entered into a Service Agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $20 million, $30 million and $24 million, included in other expenses, for services performed under the Service Agreement for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company has entered into various additional agreements with other affiliates to provide and receive services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, and distribution services. Expenses incurred, net of income earned, related to these agreements and recorded in other expenses, were $25 million, $14 million and $15 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     At December 31, 2007 and 2006, amounts due (to)/from affiliates were ($11) million and $1 million respectively. These amounts exclude affiliated reinsurance balances discussed in Note 6.

     See Notes 2 and 6 for additional related party transactions.

13.  RESTATEMENT

     As discussed in Note 6, the Company has ceded risks related to guaranteed minimum benefit riders written by the Company to an affiliate. Prior to 2007, the Company accounted for these reinsurance treaties in the same manner as the related direct guaranteed minimum benefit rider. Subsequent to the issuance of the 2006 financial statements, the Company determined that a portion of the minimum benefit guarantee within the reinsurance contract was an embedded derivative which should be measured at fair value. As such, the Company has restated its financial statements for the years ended December 31, 2006 and 2005 to properly reflect the embedded derivatives at fair

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)


values. The impact to the Company's financial statements for the years ended December 31, 2006 and 2005 was an increase to net realized losses of $30 million and $7 million, respectively, a decrease to other expenses of $10 million and $3 million, respectively and an increase to policyholder benefits and claims of $0 and $3 million, respectively. The resulting impact to the Company's net income for the years ended December 31, 2006 and 2005 was a reduction of $12 million and $5 million, respectively. The related impact on the Company's balance sheet at December 31, 2006 was a reduction to premiums and other receivables of $40 million and an increase to DAC of $13 million and a decrease to deferred income tax liability of $10 million.

     Subsequent to the issuance of its 2006 financial statements, the Company identified items that were inadvertently excluded from its analysis of the amortization of DAC. These items changed the level of DAC amortization related to historical rider charges, partial withdrawals, lapses, interest rates and other assumptions. The Company has restated its financial statements for the years ended December 31, 2006 and 2005 to reflect the appropriate rate of amortization of DAC. The impact to the Company's financial statements for the years ended December 31, 2006 and 2005 was an increase to other expenses of $1 million and $11 million, respectively. The impact to the Company's financial statements for the year ended December 31, 2006 was an increase to policyholder benefits and claims of $1 million. The resulting impact to the Company's net income for the years ended December 31, 2006 and 2005 was a reduction of $1 million and $7 million, respectively. The related impact on the Company's balance sheet at December 31, 2006 was a decrease to DAC of $12 million and a decrease to other assets of $1 million and a decrease to deferred income tax liability of $5 million.

     A summary of the effects of these restatements on the Company's financial statements is as follows:

                                                            DECEMBER 31, 2006
                                                       ---------------------------
                                                       AS PREVIOUSLY
                                                          REPORTED     AS RESTATED
                                                       -------------   -----------
                                                              (IN MILLIONS)
ASSETS:
  Premiums and other receivables.....................     $ 1,033        $   993
  Deferred policy acquisitions and value of business
     acquired........................................     $   632        $   633
  Other assets.......................................     $   125        $   124
  Total assets.......................................     $13,067        $13,027
LIABILITIES:
  Deferred income tax liability......................     $   109        $    94
  Total liabilities..................................     $12,320        $12,305
STOCKHOLDER'S EQUITY:
  Retained earnings..................................     $   158        $   133
  Total stockholder's equity.........................     $   747        $   722
  Total liabilities and stockholder's equity.........     $13,067        $13,027

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 13) -- (CONTINUED)

----------------------------------------------------------------------------------------------------
                                                FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                DECEMBER 31, 2006             DECEMBER 31, 2005
                                           ---------------------------   ---------------------------
                                           AS PREVIOUSLY                 AS PREVIOUSLY
                                              REPORTED     AS RESTATED      REPORTED     AS RESTATED
                                           -------------   -----------   -------------   -----------
                                                                 (IN MILLIONS)
REVENUES:
  Net investment gains (losses)..........       $(30)          $(60)          $ (6)          $(13)
  Total revenues.........................       $346           $316           $406           $399
EXPENSES:
  Policyholder benefits and claims.......       $ 90           $ 91           $139           $142
  Other expenses.........................       $131           $122           $103           $111
  Total expenses.........................       $335           $327           $362           $373
Income before provision (benefit) for
  income tax.............................       $ 11           $(11)          $ 44           $ 26
Provision (benefit) for income tax.......       $ (8)          $(17)          $  9           $  3
Net income...............................       $ 19           $  6           $ 35           $ 23



                                                FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                DECEMBER 31, 2006             DECEMBER 31, 2005
                                           ---------------------------   ---------------------------
                                           AS PREVIOUSLY                 AS PREVIOUSLY
                                              REPORTED     AS RESTATED      REPORTED     AS RESTATED
                                           -------------   -----------   -------------   -----------
                                                                 (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income.............................       $ 19           $  6           $ 35           $ 23
  (Gains) losses from sales of
     investments and businesses, net.....       $ 30           $ 60           $  6           $ 13
  Change in premiums and other
     receivables.........................       $(28)          $(28)          $(77)          $(74)
  Change in deferred policy acquisition
     costs, net..........................       $(18)          $(27)          $(29)          $(21)
  Change in income tax payable...........       $ (6)          $(15)          $ 30           $ 24
  Change in other assets.................       $120           $121           $ 83           $ 83

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS

              for the Years Ended December 31, 2007, 2006 and 2005 and Report of Independent Registered Public Accounting Firm

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of General American Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2007. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of General American Life Insurance Company and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007, and changed its method of accounting for defined benefit pension and other postretirement plans as required by accounting guidance adopted on December 31, 2006.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 14, 2008

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2007 AND 2006

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                    2007      2006
                                                                  -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $16,422 and $15,282,
     respectively)..............................................  $17,317   $16,134
  Equity securities available-for-sale, at estimated fair value
     (cost: $187 and $205, respectively)........................      168       210
  Mortgage loans on real estate.................................    1,073       971
  Policy loans..................................................    2,716     2,664
  Real estate and real estate joint ventures held-for-
     investment.................................................       55        56
  Other limited partnership interests...........................       33        20
  Short-term investments........................................      312       435
  Other invested assets.........................................    4,735     4,068
                                                                  -------   -------
     Total investments..........................................   26,409    24,558
Cash and cash equivalents.......................................      507       357
Accrued investment income.......................................      185       183
Premiums and other receivables..................................    3,482     3,256
Deferred policy acquisition costs and value of business
  acquired......................................................    3,650     3,388
Current income tax recoverable..................................       86       168
Other assets....................................................      327       339
Separate account assets.........................................    2,097     2,210
                                                                  -------   -------
     Total assets...............................................  $36,743   $34,459
                                                                  =======   =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits........................................  $11,285   $10,291
  Policyholder account balances.................................   10,791    10,398
  Other policyholder funds......................................    2,492     2,202
  Policyholder dividends payable................................      102       108
  Short-term debt -- affiliated.................................       50        --
  Long-term debt................................................      628       408
  Collateral financing arrangements.............................      850       850
  Junior subordinated debt securities...........................      399       399
  Shares subject to mandatory redemption........................      159       159
  Deferred income tax liability.................................      973     1,022
  Payables for collateral under securities loaned and other
     transactions...............................................    1,438     1,642
  Other liabilities.............................................    2,201     1,736
  Separate account liabilities..................................    2,097     2,210
                                                                  -------   -------
     Total liabilities..........................................   33,465    31,425
                                                                  -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 14)
STOCKHOLDER'S EQUITY:
Common stock, par value $1.00 per share; 5,000,000 shares
  authorized; 3,000,000 shares issued and outstanding...........        3         3
Additional paid-in capital......................................    1,849     1,839
Retained earnings...............................................      969       775
Accumulated other comprehensive income..........................      457       417
                                                                  -------   -------
     Total stockholder's equity.................................    3,278     3,034
                                                                  -------   -------
     Total liabilities and stockholder's equity.................  $36,743   $34,459
                                                                  =======   =======




          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                             2007     2006     2005
                                                            ------   ------   ------
REVENUES
Premiums..................................................  $5,218   $4,647   $4,179
Universal life and investment-type product policy fees....     188      226      149
Net investment income.....................................   1,419    1,302    1,171
Other revenues............................................     104       67       57
Net investment gains (losses).............................    (268)     (14)      57
                                                            ------   ------   ------
     Total revenues.......................................   6,661    6,228    5,613
                                                            ------   ------   ------
EXPENSES
Policyholder benefits and claims..........................   4,474    3,935    3,714
Interest credited to policyholder account balances........     409      405      374
Policyholder dividends....................................     163      170      171
Other expenses............................................   1,293    1,361    1,147
                                                            ------   ------   ------
     Total expenses.......................................   6,339    5,871    5,406
                                                            ------   ------   ------
Income before provision for income tax....................     322      357      207
Provision for income tax..................................     123      125       66
                                                            ------   ------   ------
Net income................................................  $  199   $  232   $  141
                                                            ======   ======   ======




          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                                          ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                                        -----------------------------------------
                                                                              NET          FOREIGN       DEFINED
                                                ADDITIONAL                UNREALIZED       CURRENCY      BENEFIT
                                       COMMON     PAID-IN    RETAINED     INVESTMENT     TRANSLATION      PLANS
                                       STOCK      CAPITAL    EARNINGS   GAINS (LOSSES)    ADJUSTMENT   ADJUSTMENT    TOTAL
                                      -------   ----------   --------   --------------   -----------   ----------   -------
Balance at January 1, 2005..........  $     3    $  1,843     $  428      $       356    $        38    $      (6)  $ 2,662
Sale of subsidiary..................                    7                                                                 7
Equity transactions of majority
  owned subsidiary..................                  (14)                                                              (14)
Dividends on common stock...........                             (13)                                                   (13)
Comprehensive income:
  Net income........................                             141                                                    141
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax.......                                               75                                    75
     Foreign currency translation
       adjustments, net of income
       tax..........................                                                               3                      3
     Additional minimum pension
       liability adjustment, net of
       income tax...................                                                                            2         2
                                                                                                                    -------
     Other comprehensive income
       (loss).......................                                                                                     80
                                                                                                                    -------
  Comprehensive income..............                                                                                    221
                                      -------    --------     ------      -----------    -----------    ---------   -------
Balance at December 31, 2005........        3       1,836        556              431             41           (4)    2,863
Sale of subsidiary..................                   (9)                                                               (9)
Equity transactions of majority
  owned subsidiary..................                   12                                                                12
Dividends on common stock...........                             (13)                                                   (13)
Comprehensive income:
  Net income........................                             232                                                    232
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax.......                                              (62)                                  (62)
     Foreign currency translation
       adjustments, net of income
       tax..........................                                                              11                     11
     Additional minimum pension
       liability adjustment, net of
       income tax...................                                                                            1         1
                                                                                                                    -------
     Other comprehensive income
       (loss).......................                                                                                    (50)
                                                                                                                    -------
  Comprehensive income..............                                                                                    182
                                                                                                                    -------
  Adoption of SFAS 158, net of
     income tax.....................                                                                           (1)       (1)
                                      -------    --------     ------      -----------    -----------    ---------   -------
Balance at December 31, 2006........        3       1,839        775              369             52           (4)    3,034
Cumulative effect of a change in
  accounting principle, net of
  income tax (Note 1)...............                              (5)                                                    (5)
                                      -------    --------     ------      -----------    -----------    ---------   -------
Balance at January 1, 2007..........        3       1,839        770              369             52           (4)    3,029
Equity transactions of majority
  owned subsidiary..................                   10                                                                10
Comprehensive income:
  Net income........................                             199                                                    199
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax.......                                              (21)                                  (21)
     Foreign currency translation
       adjustments, net of income
       tax..........................                                                              60                     60
     Defined benefit plans
       adjustment, net of income
       tax..........................                                                                            1         1
                                                                                                                    -------
     Other comprehensive income
       (loss).......................                                                                                     40
                                                                                                                    -------
  Comprehensive income..............                                                                                    239
                                      -------    --------     ------      -----------    -----------    ---------   -------
Balance at December 31, 2007........       $3      $1,849       $969             $348           $112          $(3)   $3,278
                                      =======    ========     ======      ===========    ===========    =========   =======




          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                            2007      2006      2005
                                                          -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..............................................  $   199   $   232   $   141
Adjustments to reconcile net income to net cash provided
  by operating activities:
     Depreciation and amortization expenses.............        7         8        12
     Amortization of premiums and accretion of discounts
       associated with investments, net.................      (33)      (13)      (11)
     (Gains) losses from sales of investments and
       businesses, net..................................      268        14       (57)
     Interest credited to policyholder account
       balances.........................................      409       405       374
     Universal life and investment-type product policy
       fees.............................................     (188)     (226)     (149)
     Change in premiums and other receivables...........     (226)     (511)      (25)
     Change in deferred policy acquisition costs, net...     (339)     (306)     (219)
     Change in insurance-related liabilities............    1,348       963       874
     Change in income tax payable.......................       65       194       (14)
     Change in other assets.............................      117        87       (93)
     Change in other liabilities........................      432        97        52
     Other, net.........................................        3       (24)       (2)
                                                          -------   -------   -------
Net cash provided by operating activities...............    2,062       920       883
                                                          -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities..........................    2,974     4,623     5,353
     Equity securities..................................       34        68        --
     Mortgage loans on real estate......................       26        87       194
     Real estate and real estate joint ventures.........        1        --         6
     Other limited partnership interests................        1         5         2
  Purchases of:
     Fixed maturity securities..........................   (4,116)   (6,056)   (6,686)
     Equity securities..................................      (12)      (40)      (28)
     Mortgage loans on real estate......................     (129)     (160)      (38)
     Real estate and real estate joint ventures.........       (1)       (3)       (1)
     Other limited partnership interests................      (19)       --        --
  Net change in short-term investments..................      123      (282)      (67)
  Proceeds from sales of businesses, net of cash
     disposed of $0, $5 and $0, respectively............       --        71        37
  Net change in other invested assets...................     (976)     (705)     (521)
  Other, net............................................      (43)      (50)      (18)
                                                          -------   -------   -------
Net cash used in investing activities...................  $(2,137)  $(2,442)  $(1,767)
                                                          -------   -------   -------




          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                             2007     2006     2005
                                                            ------   ------   ------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.............................................  $1,147   $1,446   $1,424
     Withdrawals..........................................    (986)    (828)    (953)
  Net change in payables for collateral under securities
     loaned and other transactions........................    (204)     259      (78)
  Net change in short-term debt -- affiliated.............      50       --       --
  Long-term debt issued...................................     297       --       --
  Long-term debt repaid...................................     (79)    (100)      (3)
  Collateral financing arrangements issued................      --      850       --
  Capital contribution from parent from sales of
     subsidiaries, net....................................      --       --        7
  Junior subordinated debt securities issued..............      --       --      397
  Dividends on common stock...............................      --      (13)     (13)
  Debt issuance costs.....................................      --      (13)      (6)
  Other, net..............................................      --       10        5
                                                            ------   ------   ------
Net cash provided by financing activities.................     225    1,611      780
                                                            ------   ------   ------
Change in cash and cash equivalents.......................     150       89     (104)
Cash and cash equivalents, beginning of year..............     357      268      372
                                                            ------   ------   ------
CASH AND CASH EQUIVALENTS, END OF YEAR....................  $  507   $  357   $  268
                                                            ======   ======   ======
Supplemental disclosures of cash flow information:
  Net cash paid (received) during the year for:
     Interest.............................................  $  129   $   73   $   48
                                                            ======   ======   ======
     Income tax...........................................  $  (85)  $   --   $  143
                                                            ======   ======   ======
  Non-cash transactions during the year:
     Business dispositions:
       Assets disposed....................................  $   --   $  321   $   40
       Less: liabilities disposed.........................      --      236        3
                                                            ------   ------   ------
       Net assets disposed................................      --       85       37
       Less: cash disposed................................      --        5       --
                                                            ------   ------   ------
       Business dispositions, net of cash disposed........  $   --   $   80   $   37
                                                            ======   ======   ======
     Return of capital to parent from sale of subsidiary..  $   --   $   (9)  $   --
                                                            ======   ======   ======




          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     General American Life Insurance Company ("General American") and its subsidiaries (collectively the "Company"), is a wholly-owned subsidiary of GenAmerica Financial, LLC ("GenAmerica" or the "Holding Company"). General American is a Missouri corporation incorporated in 1933. GenAmerica is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"), which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals, group insurance and reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in forty-nine states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America, Africa and Australia.

     On May 1, 2006, the Company sold its wholly-owned subsidiary, Paragon Life Insurance Company ("Paragon"), to its ultimate parent, MetLife. Immediately following the sale, Paragon was merged with and into MLIC. Paragon is included in the accompanying consolidated financial statements until the date of its sale. See Note 2.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of General American and its subsidiaries, including Reinsurance Group of America, Incorporated ("RGA"). Intercompany accounts and transactions have been eliminated.

     General American owned approximately 52% of RGA in 2007 and 53% in 2006 and 2005. See Note 14.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $1,534 million and $1,347 million at December 31, 2007 and 2006, respectively.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2007 presentation. Such reclassifications include $850 million relating to long-term debt reclassified to collateral financing arrangements on the consolidated balance sheet at December 31, 2006 and the consolidated statement of cash flows for the year ended December 31, 2006. See Note 10 for a description of the transaction.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

          (i) the fair value of investments in the absence of quoted market values;

          (ii)  investment impairments;

          (iii) the recognition of income on certain investments;

          (iv) the application of the consolidation rules to certain investments;

          (v)   the fair value of and accounting for derivatives;

          (vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

          (vii) the liability for future policyholder benefits;

          (viii) accounting for income taxes and the valuation of deferred tax assets;

          (ix)  accounting for reinsurance transactions;

          (x)   accounting for employee benefit plans; and

          (xi)  the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's investments are in fixed maturity and equity securities, mortgage loans on real estate, policy loans, real estate, real estate joint ventures and other limited partnerships, short-term investments and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 3);
     (vii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on debt securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses).

          Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. For its cost method investments, the Company follows an impairment analysis which is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

          Other Invested Assets. Other invested assets consist primarily of funds withheld at interest. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies, and equal to the net statutory reserves, are withheld and continue to be legally owned by the ceding companies. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the treaty terms which may be contractually specified or directly related to the investment portfolio and records it in net investment income. Other invested assets also include stand-alone derivatives with positive fair values and the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts.

          Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments, and the determination of fair values.

          The determination of the amount of allowances and impairments, as applicable, are described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g., loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and
     (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

          Additionally, when the Company enters into certain structured investment transactions, real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

          The use of different methodologies and assumptions as to the determination of the fair value of investments, the timing and amount of impairments, the recognition of income, or consolidation of investments may have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards and futures, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts, as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the fair value of the derivative are generally reported in net investment gains (losses). The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses) or interest credited to policyholder balances. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) or interest credited to policyholder balances. Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) or interest credited to policyholder account balances, if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $106 million and $105 million at December 31, 2007 and 2006, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $71 million at both December 31, 2007 and 2006, respectively. Related depreciation and amortization expense was $7 million for each of the years ended December 31, 2007, 2006 and 2005.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $59 million and $56 million at December 31, 2007 and 2006, respectively. Accumulated amortization of capitalized software was $37 million and $30 million at December 31, 2007 and 2006, respectively. Related amortization expense was $7 million, $6 million and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses,

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. For participating contracts, future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements", effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair value is determined using a market multiple, a discounted cash flow model, or a cost approach. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES interest rate, ranging from 3% to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 3% to 7%.

     Participating business represented approximately 30% and 31% of General American's life insurance in-force, and 52% and 56% of the number of its life insurance policies in-force, at December 31, 2007 and 2006, respectively. Participating policies represented approximately 95%, 99% and 98% of gross life insurance premiums for the years ended December 31, 2007, 2006 and 2005, respectively. Total premiums for General American were $302 million, $299 million and $311 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate used in establishing such liabilities is 5%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 6%.

     Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's 500 Index experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to (i) policy account values, which consist of an accumulation of gross premium payments and (ii) credited interest, ranging from 3% to 6%, less expenses, mortality charges, and withdrawals.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death and disability claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Policyholder Dividends

     Policyholder dividends are approved annually by General American's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by General American.

  Income Taxes

     General American joins with MetLife and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Non-includable subsidiaries file either a separate individual corporate tax returns or separate consolidated tax returns.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

     (ii)  future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv)  tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 13) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements", the Company adopted FIN No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive contracts are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  Employee Benefit Plans

     The Company's employees, who meet specified eligibility requirements, participate in pension, other postretirement and postemployment plans in various forms. These benefit plans are accounted for following the guidance outlined in Statement of Financial Accounting Standards ("SFAS") No. 87, Employers' Accounting for Pensions ("SFAS 87"), SFAS No. 106, Employers Accounting for Postretirement Benefits Other Than Pensions, SFAS No. 112, Employers Accounting for Postemployment Benefits -- An Amendment of FASB Statements No. 5 and No. 43 and as of December 31, 2006, SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and SFAS No. 132(r) ("SFAS 158"). The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates, and mortality. Management, in consultation with its external actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     As described more fully in "Adoption of New Accounting Pronouncements", effective December 31, 2006, the Company adopted SFAS 158. Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive income. Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations generally are the functional currencies unless the local economy is highly

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made.

     As a result of the implementation of FIN 48, the Company recognized a $6 million increase in the liability for unrecognized tax benefits and a $5 million increase in the interest liability for unrecognized tax benefits, offset by $11 million of minority interest, resulting in no corresponding change to the January 1, 2007 balance of retained earnings. See also Note 13.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants ("AICPA") issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

     The adoption of SOP 05-1 and the related TPAs resulted in a reduction to DAC and VOBA on January 1, 2007 and an acceleration of the amortization period relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. Prior to the adoption of SOP 05-1, DAC on such contracts was amortized over the expected renewable life of the contract. Upon adoption of SOP 05-1, DAC on such contracts is to

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES be amortized over the rate reset period. The impact as of January 1, 2007 was a cumulative effect adjustment of ($5) million, net of income tax of ($3) million, which was recorded as a reduction to retained earnings.

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, the Company adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement plans by requiring the:

          (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement plans;

          (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs as of the end of the year of adoption;

          (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

          (iv) measurement of benefit plan assets and obligations as of the date of the statement of financial position; and

          (v) disclosure of additional information about the effects on the employer's statement of financial position.

     The adoption of SFAS 158 resulted in a reduction of $1 million, net of income tax, to accumulated other comprehensive income, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there was no impact of adoption due to changes in measurement date. See also "Summary of Significant Accounting Policies and Critical Accounting Estimates" and Note 15.

  Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging ("SFAS 133"), and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

            (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

            (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

            (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Other

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's consolidated financial statements.

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively Emerging Issues Task Force ("EITF") Issue No. 05-7, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues ("EITF 05-7"). EITF 05-7 provides guidance on whether a modification of conversion options embedded in debt results in an extinguishment of that debt. In certain situations, companies may change the terms of an embedded

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES conversion option as part of a debt modification. The EITF concluded that the change in the fair value of an embedded conversion option upon modification should be included in the analysis of EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments, to determine whether a modification or extinguishment has occurred and that a change in the fair value of a conversion option should be recognized upon the modification as a discount (or premium) associated with the debt, and an increase (or decrease) in additional paid-in capital. The adoption of EITF 05-7 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted EITF Issue No. 05-8, Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature ("EITF 05-8"). EITF 05-8 concludes that: (i) the issuance of convertible debt with a beneficial conversion feature results in a basis difference that should be accounted for as a temporary difference; and (ii) the establishment of the deferred tax liability for the basis difference should result in an adjustment to additional paid-in capital. EITF 05-8 was applied retrospectively for all instruments with a beneficial conversion feature accounted for in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF Issue No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. The adoption of EITF 05-8 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective July 1, 2005, the Company adopted EITF Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6"). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. As required by EITF 05-6, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Effective January 1, 2008, the Company adopted SFAS 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value. In addition to new disclosure requirements, the adoption of SFAS 157 changes the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as well as changing the valuation of embedded derivatives associated with annuity contracts. The change in valuation of embedded derivatives associated with annuity contracts results from the incorporation of risk margins and the Company's own credit standing in their valuation. While the Company does not expect such changes in valuation to have a material impact on the Company's financial statements at January 1, 2008, the addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option is generally applied on an instrument-by-instrument basis and is generally an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments. Accordingly, there was no impact on the Company's retained earnings or equity as of January 1, 2008.

     In June 2007, the AICPA issued SOP 07-1, Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies ("SOP 07-1") . Upon adoption of SOP 07-1, the Company must also adopt the provisions of FASB Staff Position No. FIN 46(r)-7, Application of FASB Interpretation No. 46 to Investment Companies ("FSP FIN 46(r)-7"), which permanently exempts investment companies from applying the provisions of FIN No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51, and its December 2003 revision ("FIN 46(r)") to investments carried at fair value. SOP 07-1 provides guidance for determining whether an entity falls within the scope of the AICPA Audit and Accounting Guide Investment Companies and whether investment company accounting should be retained by a parent company upon

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES consolidation of an investment company subsidiary or by an equity method investor in an investment company. In certain circumstances, SOP 07-1 precludes retention of specialized accounting for investment companies (i.e., fair value accounting), when similar direct investments exist in the consolidated group and are measured on a basis inconsistent with that applied to investment companies. Additionally, SOP 07-1 precludes retention of specialized accounting for investment companies if the reporting entity does not distinguish through documented policies the nature and type of investments to be held in the investment companies from those made in the consolidated group where other accounting guidance is being applied. In February 2008, the FASB issued FSP No. SOP 7-1-1, Effective Date of AICPA Statement of Position 07-1, which delays indefinitely the effective date of SOP 07-1. The Company is closely monitoring further FASB developments.

     In May 2007, the FASB issued FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FIN No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. FSP 39-1 applies to fiscal years beginning after November 15, 2007. FSP 39-1 will be applied retrospectively, unless it is impracticable to do so. Upon adoption of FSP 39-1, the Company is permitted to change its accounting policy to offset or not offset fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 will not have an impact on the Company's financial statements.

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160") which are effective for fiscal years beginning after December 15, 2008. Under SFAS 141(r) and SFAS 160:

     - All business combinations (whether full, partial, or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company is currently evaluating the impact of SFAS 141(r) on its accounting for future acquisitions and the impact of SFAS 160 on its consolidated financial statements.

  Other

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company is currently evaluating the impact of SFAS 161 on its consolidated financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company is currently evaluating the impact of FSP 140-3 on its consolidated financial statements.

     In January 2008, the FASB cleared SFAS 133 Implementation Issue E23, Clarification of the Application of the Shortcut Method ("Issue E23"). Issue E23 amends SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception, as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by SFAS 157, is solely attributable to a bid-ask spread. In addition, entities would not be precluded from assuming no ineffectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. Issue E23 is effective for hedging relationships designated on or after January 1, 2008. The Company does not expect the adoption of Issue E23 to have a material impact on its consolidated financial statements.

     In December 2007, the FASB ratified as final the consensus on EITF Issue No. 07-6, Accounting for the Sale of Real Estate When the Agreement Includes a Buy-Sell Clause ("EITF 07-6"). EITF 07-6 addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity. The consensus concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. EITF 07-6 applies prospectively to new arrangements entered into and assessments on existing transactions performed in fiscal years beginning after December 15, 2008. The Company does not expect the adoption of EITF 07-6 to have a material impact on its consolidated financial statements.

2.  DISPOSITIONS

     On May 1, 2006, the Company sold Paragon to its ultimate parent, MetLife. The Company received consideration of $71 million, net of cash sold of $5 million. Immediately following the sale, MetLife merged Paragon with and into MLIC. The amount received below book value was recorded as a return of capital to MLIC of $9 million. Total assets and total liabilities of Paragon at December 31, 2005 were $727 million and $643 million, respectively. Total revenues of Paragon included in the Company's consolidated revenues were $23 million and $61 million for the years ended December 31, 2006 and 2005, respectively.

     In March 2005, the Company sold its White Oak and Krisman subsidiaries to MLIC for consideration of $44 million. The amount received above book value was recorded as a capital contribution from MLIC of $7 million.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Total assets and total liabilities of the entities sold at December 31, 2004 were $40 million and $3 million, respectively. Total revenues of the entities sold included in the Company's consolidated revenues were less than $1 million for the year ended December 31, 2005.

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:

                                                       DECEMBER 31, 2007
                                        ----------------------------------------------
                                                        GROSS
                                         COST OR      UNREALIZED
                                        AMORTIZED   -------------    ESTIMATED    % OF
                                           COST      GAIN    LOSS   FAIR VALUE   TOTAL
                                        ---------   ------   ----   ----------   -----
                                                         (IN MILLIONS)
U.S. corporate securities.............   $ 5,940    $  129   $163     $ 5,906     34.1%
Foreign government securities.........     2,486       868      8       3,346     19.3
Residential mortgage-backed
  securities..........................     3,142        25     26       3,141     18.2
Foreign corporate securities..........     1,986       170     39       2,117     12.2
Commercial mortgage-backed
  securities..........................     1,517        20     19       1,518      8.8
Asset-backed securities...............       820         2     48         774      4.5
U.S. Treasury/agency securities.......       372        14     --         386      2.2
State and political subdivision
  securities..........................        56        --      1          55      0.3
Other fixed maturity securities.......       103        --     29          74      0.4
                                         -------    ------   ----     -------    -----
  Total fixed maturity securities.....   $16,422    $1,228   $333     $17,317    100.0%
                                         =======    ======   ====     =======    =====
Non-redeemable preferred stocks.......   $   159    $    2   $ 21     $   140     83.3%
Common stocks.........................        28        --     --          28     16.7
                                         -------    ------   ----     -------    -----
  Total equity securities.............   $   187    $    2   $ 21     $   168    100.0%
                                         =======    ======   ====     =======    =====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                       DECEMBER 31, 2006
                                        ----------------------------------------------
                                                        GROSS
                                         COST OR      UNREALIZED
                                        AMORTIZED   -------------    ESTIMATED    % OF
                                           COST      GAIN    LOSS   FAIR VALUE   TOTAL
                                        ---------   ------   ----   ----------   -----
                                                         (IN MILLIONS)
U.S. corporate securities.............   $ 5,714    $  153   $ 71     $ 5,796     35.9%
Foreign government securities.........     1,947       687      5       2,629     16.3
Residential mortgage-backed
  securities..........................     3,158        13     33       3,138     19.5
Foreign corporate securities..........     1,519       153     13       1,659     10.3
Commercial mortgage-backed
  securities..........................     1,259        14     14       1,259      7.8
Asset-backed securities...............       854         4      2         856      5.3
U.S. Treasury/agency securities.......       657         3      5         655      4.1
State and political subdivision
  securities..........................        72         1      1          72      0.4
Other fixed maturity securities.......       102        --     32          70      0.4
                                         -------    ------   ----     -------    -----
  Total fixed maturity securities.....   $15,282    $1,028   $176     $16,134    100.0%
                                         =======    ======   ====     =======    =====
Non-redeemable preferred stocks.......   $   191    $    4   $  2     $   193     91.9%
Common stocks.........................        14         3     --          17      8.1
  Total equity securities.............   $   205    $    7   $  2     $   210    100.0%
                                         =======    ======   ====     =======    =====



     The Company held foreign currency derivatives with notional amounts of $839 million and $670 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2007 and 2006, respectively.

     The Company is not exposed to any significant concentrations of credit risk in its equity securities portfolio. The Company is exposed to concentrations of credit risk related to U.S. Treasury securities and obligations of U.S. government corporations and agencies. Additionally, at December 31, 2007 and 2006, the Company had exposure to fixed maturity securities backed by sub-prime mortgages with estimated fair values of $285 million and $349 million, respectively, and unrealized losses of $28 million and less than $1 million, respectively. These securities are classified within asset-backed securities in the immediately preceding table. At December 31, 2007, 14% have been guaranteed by financial guarantors, of which 27% was guaranteed by financial guarantors who remain Aaa rated through March 2008. Overall, at December 31, 2007, $729 million of the estimated fair value of the Company's fixed maturity securities were credit enhanced by financial guarantors of which $375 million, $227 million and $127 million at December 31, 2007, are included within asset-backed securities, corporate securities and state and political subdivision securities, respectively, and 86% were guaranteed by financial guarantors who remained Aaa rated through March 2008.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $488 million and $452 million at December 31, 2007 and 2006, respectively. These securities had net unrealized gains of $4 million and $18 million at December 31, 2007 and 2006, respectively. Non-income producing fixed maturity securities were less than $1 million at December 31, 2007. There were no non-income producing fixed maturity securities at December 31, 2006. Net unrealized gains associated with non-income producing fixed maturity securities were less than $1 million at December 31, 2007.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2007                     2006
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................   $   269      $   276     $   326      $   331
Due after one year through five years...     2,290        2,348       2,052        2,103
Due after five years through ten years..     2,615        2,668       2,649        2,680
Due after ten years.....................     5,769        6,592       4,984        5,767
                                           -------      -------     -------      -------
  Subtotal..............................    10,943       11,884      10,011       10,881
Mortgage-backed and other asset-backed
  securities............................     5,479        5,433       5,271        5,253
                                           -------      -------     -------      -------
  Total fixed maturity securities.......   $16,422      $17,317     $15,282      $16,134
                                           =======      =======     =======      =======



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2007     2006     2005
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Proceeds............................................  $2,572   $3,989   $5,608
Gross investment gains..............................  $   36   $   47   $   99
Gross investment losses.............................  $  (59)  $  (67)  $  (65)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                                  DECEMBER 31, 2007
                                     ---------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                                                         THAN
                                       LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                     -----------------------   -----------------------   -----------------------
                                                     GROSS                     GROSS                     GROSS
                                      ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                     FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                     ----------   ----------   ----------   ----------   ----------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities..........    $1,914        $105        $1,048        $ 58        $2,962        $163
Foreign government securities......       231           3           101           5           332           8
Residential mortgage-backed
  securities.......................       690          14           705          12         1,395          26
Foreign corporate securities.......       510          23           254          16           764          39
Commercial mortgage-backed
  securities.......................       154           6           529          13           683          19
Asset-backed securities............       557          37           117          11           674          48
U.S. Treasury/agency securities....         1          --            --          --             1          --
State and political subdivision
  securities.......................        28           1            15          --            43           1
Other fixed maturity securities....        74          29            --          --            74          29
                                       ------        ----        ------        ----        ------        ----
  Total fixed maturity securities..    $4,159        $218        $2,769        $115        $6,928        $333
                                       ======        ====        ======        ====        ======        ====
Equity securities..................    $   92        $ 19        $   15        $  2        $  107        $ 21
                                       ======        ====        ======        ====        ======        ====
Total number of securities in an
  unrealized loss position.........     1,160                       607
                                       ======                    ======




                                                                  DECEMBER 31, 2006
                                     ---------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                                                         THAN
                                       LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                     -----------------------   -----------------------   -----------------------
                                                     GROSS                     GROSS                     GROSS
                                      ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                     FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                     ----------   ----------   ----------   ----------   ----------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities..........    $1,397         $19        $1,322        $ 52        $2,719        $ 71
Foreign government securities......       267           4            31           1           298           5
Residential mortgage-backed
  securities.......................       855           7         1,267          26         2,122          33
Foreign corporate securities.......       407           8           139           5           546          13
Commercial mortgage-backed
  securities.......................       319           1           508          13           827          14
Asset-backed securities............       272           1            60           1           332           2
U.S. Treasury/agency securities....       458           4            60           1           518           5
State and political subdivision
  securities.......................        29          --            13           1            42           1
Other fixed maturity securities....        71          32            --          --            71          32
                                       ------         ---        ------        ----        ------        ----
  Total fixed maturity securities..    $4,075         $76        $3,400        $100        $7,475        $176
                                       ======         ===        ======        ====        ======        ====
Equity securities..................    $   49         $ 1        $   16        $  1        $   65        $  2
                                       ======         ===        ======        ====        ======        ====
Total number of securities in an
  unrealized loss position.........       907                       676
                                       ======                    ======


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                DECEMBER 31, 2007
                                          ------------------------------------------------------------
                                           COST OR AMORTIZED    GROSS UNREALIZED         NUMBER OF
                                                 COST                 LOSS              SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months....................    $2,388     $159       $ 94       $43       550        88
Six months or greater but less than nine
  months................................     1,243       10         64         3       340         8
Nine months or greater but less than
  twelve months.........................       715       --         40        --       186        --
Twelve months or greater................     2,864       10        107         3       595         4
                                            ------     ----       ----       ---
  Total.................................    $7,210     $179       $305       $49
                                            ======     ====       ====       ===




                                                                DECEMBER 31, 2006
                                          ------------------------------------------------------------
                                           COST OR AMORTIZED    GROSS UNREALIZED         NUMBER OF
                                                 COST                 LOSS              SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months....................    $3,369      $ 8       $ 58       $ 2       621         4
Six months or greater but less than nine
  months................................       184       --          3        --        78        --
Nine months or greater but less than
  twelve months.........................       640       --         14        --       204        --
Twelve months or greater................     3,516        1        101        --       675         1
                                            ------      ---       ----       ---
  Total.................................    $7,709      $ 9       $176       $ 2
                                            ======      ===       ====       ===



     At December 31, 2007 and 2006, $305 million and $176 million, respectively, of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 4% and 2%, respectively, of the cost or amortized cost of such securities.

     At December 31, 2007, $49 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 27% of the cost or amortized cost of such securities. Of such unrealized losses of $49 million, $43 million related to securities that were in an unrealized loss position for a period of less than six months. At December 31, 2006, $2 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 22% of the cost or amortized cost of such securities. All such unrealized losses related to securities that were in an unrealized loss position for a period of less than six months.

     The Company held no fixed maturity and equity securities with a gross unrealized loss at December 31, 2007 of greater than $10 million. The Company held one fixed maturity security with a gross unrealized loss at December 31, 2006 of equal to or greater than $10 million. This security represented 6%, or $10 million in the aggregate, of the gross unrealized loss on fixed maturity and equity securities.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2007 and 2006, the Company had $354 million and $178 million, respectively, of gross unrealized losses related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
SECTOR:
U.S. corporate securities....................................    46%    40%
Asset-backed securities......................................    14      1
Foreign corporate securities.................................    11      7
Residential mortgage-backed securities.......................     7     19
Commercial mortgage-backed securities........................     5      8
Other........................................................    17     25
                                                                ---    ---
  Total......................................................   100%   100%
                                                                ===    ===
INDUSTRY:
Finance......................................................    37%    11%
Asset-backed.................................................    14      1
Mortgage-backed..............................................    12     27
Utility......................................................     8     13
Industrial...................................................     6     16
Government...................................................     2      6
Other........................................................    21     26
                                                                ---    ---
  Total......................................................   100%   100%
                                                                ===    ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in interest rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $1,372 million and $1,566 million and an estimated fair value of $1,392 million and $1,587 million were on loan under the program at December 31, 2007 and 2006, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $1,434 million and $1,640 million at December 31, 2007 and 2006, respectively. There was no security collateral on deposit from customers in connection with the securities lending transactions at December 31, 2007 and 2006.

  ASSETS ON DEPOSIT AND HELD IN TRUST AND ASSETS PLEDGED AS COLLATERAL

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $1,368 million and $1,009 million at December 31, 2007 and 2006, respectively, consisting primarily of fixed maturity securities. Company securities held in trust to satisfy collateral requirements had a cost or amortized cost of $2,307 million and $2,228 million at December 31, 2007 and 2006, respectively, consisting primarily of fixed maturity and equity securities.

     Certain of the Company's fixed maturity securities are pledged as
collateral for various derivative transactions as described in            Note
4.

  MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate are categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2007               2006
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Commercial mortgage loans.....................  $1,033      96%     $925       95%
Agricultural mortgage loans...................      42       4        46        5
                                                ------     ---      ----      ---
  Total.......................................   1,075     100%      971      100%
                                                           ===                ===
Less: Valuation allowances....................       2                --
                                                ------              ----
  Mortgage loans on real estate...............  $1,073              $971
                                                ======              ====



     Mortgage loans on real estate are collateralized by properties primarily located in the United States. At December 31, 2007, 22%, 12% and 7% of the value of the Company's mortgage loans on real estate were collateralized by property located in California, Florida and Illinois, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Information regarding loan valuation allowances for mortgage loans on real estate is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                         2007      2006      2005
                                                         ----      ----      ----
                                                               (IN MILLIONS)
Balance at January 1,..................................   $--       $ 1       $ 3
Additions..............................................     2        --        --
Deductions.............................................    --        (1)       (2)
                                                          ---       ---       ---
Balance at December 31,................................   $ 2       $--       $ 1
                                                          ===       ===       ===


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Impaired loans with valuation allowances.....................   $6     $ 6
Less: Valuation allowances on impaired loans.................    2      --
                                                                --     ---
  Impaired loans.............................................   $4     $ 6
                                                                ==     ===



     The average investment on impaired loans was $6 million, $1 million and $3 million for the years ended December 31, 2007, 2006 and 2005, respectively. Interest income on impaired loans was less than $1 million for each of the years ended December 31, 2007, 2006 and 2005.

  REAL ESTATE HOLDINGS

     Real estate holdings consisted of the following:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Real estate..................................................  $ 68   $ 68
Accumulated depreciation.....................................   (16)   (14)
                                                               ----   ----
Net real estate..............................................    52     54
Real estate joint ventures...................................     3      2
                                                               ----   ----
  Total real estate holdings.................................  $ 55   $ 56
                                                               ====   ====



     All of the Company's real estate holdings are classified as held-for-investment. Related depreciation expense on real estate was $2 million, $1 million and $1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     Real estate holdings were categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2007               2006
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Office........................................    $37       67%      $37       66%
Industrial....................................     16       29        17       30
Retail........................................      2        4         2        4
                                                  ---      ---       ---      ---
  Total real estate holdings..................    $55      100%      $56      100%
                                                  ===      ===       ===      ===



     The Company's real estate holdings are located in the United States. At December 31, 2007, 95% of the Company's real estate holdings were located in California.

  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that make private equity investments in companies in the United States and overseas) was $33 million and $20 million at December 31, 2007 and 2006, respectively. Included within other limited partnership interests at December 31, 2007 are $9 million of hedge funds. The Company had no hedge funds included within other limited partnership interests at December 31, 2006. For the year ended December 31, 2007, net investment

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES income from other limited partnership interests included a loss of less than $1 million, related to hedge funds. The Company did not have net investment income from other limited partnership interests related to hedge funds for the years ended December 31, 2006 and 2005.

  FUNDS WITHHELD AT INTEREST

     Funds withheld at interest, included in other invested assets, were $4,508 million and $3,806 million at December 31, 2007 and 2006, respectively.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2007     2006     2005
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Fixed maturity securities...........................  $  951   $  864   $  772
Equity securities...................................      15       16       11
Mortgage loans on real estate.......................      65       63       75
Policy loans........................................     164      154      159
Real estate and real estate joint ventures..........      11       12       11
Other limited partnership interests.................      (4)      (1)      (5)
Cash, cash equivalents and short-term investments...      29       17       11
Interest on funds held at interest..................     277      257      192
Other...............................................      16       16        9
                                                      ------   ------   ------
  Total investment income...........................   1,524    1,398    1,235
Less: Investment expenses...........................     105       96       64
                                                      ------   ------   ------
  Net investment income.............................  $1,419   $1,302   $1,171
                                                      ======   ======   ======



     For the years ended December 31, 2007 and 2006, there was no affiliated net investment income related to fixed maturity securities. For the year ended December 31, 2005, affiliated net investment income related to fixed maturity securities was less than $1 million and is included in the table above. For each of the years ended December 31, 2007 and 2006, affiliated investment expenses of $5 million are included in the table above. For the year ended December 31, 2005, there were no affiliated investment expenses. See Related Party Investment Transactions for discussion of affiliated net investment income related to short-term investments included in the table above.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                          2007   2006   2005
                                                         -----   ----   ----
                                                            (IN MILLIONS)
Fixed maturity securities..............................  $ (32)  $(27)  $ 32
Equity securities......................................     --      6     --
Mortgage loans on real estate..........................     (2)     1     10
Real estate and real estate joint ventures.............      1     --      4
Derivatives............................................   (257)     8    (15)
Other..................................................     22     (2)    26
                                                         -----   ----   ----
  Net investment gains (losses)........................  $(268)  $(14)  $ 57
                                                         =====   ====   ====



     For the years ended December 31, 2007 and 2005, affiliated net investment gains of less then $1 million and $29 million, respectively, are included in the table above. There were no affiliated net investment gains (losses) for the year ended December 31, 2006.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $9 million, $1 million and $2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, are as follows:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2007    2006    2005
                                                       -----   -----   -----
                                                           (IN MILLIONS)
Fixed maturity securities............................  $ 893   $ 852   $ 997
Equity securities....................................    (19)      5       2
Derivatives..........................................     (2)     (2)     (2)
Minority interest....................................   (150)   (159)   (171)
Other................................................    (28)    (20)    (39)
                                                       -----   -----   -----
  Subtotal...........................................    694     676     787
                                                       -----   -----   -----
Amounts allocated from DAC and VOBA..................    (97)    (27)    (45)
Deferred income tax..................................   (249)   (280)   (311)
                                                       -----   -----   -----
  Subtotal...........................................   (346)   (307)   (356)
                                                       -----   -----   -----
Net unrealized investment gains (losses).............  $ 348   $ 369   $ 431
                                                       =====   =====   =====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The changes in net unrealized investment gains (losses) are as follows:

                                                            YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                        2007    2006   2005
                                                        ----   -----   ----
                                                           (IN MILLIONS)
Balance, January 1,...................................  $369   $ 431   $356
Unrealized investment gains (losses) during the year..    18    (111)    94
Unrealized gains (losses) relating to:
  DAC and VOBA........................................   (70)     18     42
  Deferred income tax.................................    31      31    (61)
                                                        ----   -----   ----
Balance, December 31,.................................  $348   $ 369   $431
                                                        ====   =====   ====
Net change in unrealized investment gains (losses)....  $(21)  $ (62)  $ 75
                                                        ====   =====   ====



  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to variable interest entities ("VIEs") for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                            DECEMBER 31, 2007
                                                         -----------------------
                                                         NOT PRIMARY BENEFICIARY
                                                         -----------------------
                                                                       MAXIMUM
                                                           TOTAL     EXPOSURE TO
                                                         ASSETS(1)     LOSS(2)
                                                         ---------   -----------
                                                              (IN MILLIONS)
Other limited partnership interest(3)..................    $    7        $ 5
Trust preferred securities(4)..........................     5,275         67
                                                           ------        ---
  Total................................................    $5,282        $72
                                                           ======        ===



--------

   (1) The assets of the other limited partnership interests and trust preferred securities are reflected at the carrying amounts at which such assets would have been reflected on the Company's consolidated balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

   (2) The maximum exposure to loss relating to other limited partnership interests and trust preferred securities is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

   (3) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities.

   (4) Trust preferred securities are complex, uniquely structured investments which contain features of both equity and debt, may have an extended or no stated maturity, and may be callable at the issuer's option after a defined period of time.

  RELATED PARTY INVESTMENT TRANSACTIONS

     As of December 31, 2007 and 2006, the Company held $224 million and $238 million, respectively, of its total invested assets in the MetLife Intermediate Income Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was $15 million, $4 million and less than $1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                           YEARS ENDED DECEMBER
                                                                    31,
                                                          ----------------------
                                                          2007     2006     2005
                                                          ----     ----     ----
                                                               (IN MILLIONS)
Estimated fair value of assets transferred to
  affiliates.........................................      $19      $--     $536
Amortized cost of assets transferred to affiliates...      $19      $--     $501
Net investment gains (losses) recognized on
  transfers..........................................      $--      $--     $ 35
Estimated fair value of assets transferred from
  affiliates.........................................      $10      $--     $382


4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or fair value of derivative financial instruments held at:

                                                  DECEMBER 31, 2007                 DECEMBER 31, 2006
                                           -------------------------------   -------------------------------
                                                         CURRENT MARKET                    CURRENT MARKET
                                                          OR FAIR VALUE                     OR FAIR VALUE
                                           NOTIONAL   --------------------   NOTIONAL   --------------------
                                            AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                           --------   ------   -----------   --------   ------   -----------
                                                                    (IN MILLIONS)
Interest rate swaps......................   $  422      $38        $ 1        $  359      $29        $ 2
Financial futures........................      213        1          2           213        2         --
Foreign currency swaps...................      226       --         11            31       --          4
Foreign currency forwards................      815       38         --           643       20         --
Financial forwards.......................       --       --         --            --       --          1
Credit default swaps.....................      395        1          2           241       --         --
                                            ------      ---        ---        ------      ---        ---
  Total..................................   $2,071      $78        $16        $1,487      $51        $ 7
                                            ======      ===        ===        ======      ===        ===



     The above table does not include notional amounts for equity futures and equity variance swaps. At December 31, 2007, the Company owned 160 equity futures. The Company did not own equity futures at December 31, 2006. Fair values of equity futures are included in financial futures in the preceding table. At both December 31, 2007 and 2006, the Company owned 4,500 equity variance swaps. Fair values of equity variance swaps are included in financial forwards in the preceding table.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2007:

                                                             REMAINING LIFE
                          ------------------------------------------------------------------------------------
                                               AFTER ONE YEAR      AFTER FIVE YEARS
                          ONE YEAR OR LESS   THROUGH FIVE YEARS   THROUGH TEN YEARS   AFTER TEN YEARS    TOTAL
                          ----------------   ------------------   -----------------   ---------------   ------
                                                              (IN MILLIONS)
Interest rate swaps.....       $   18               $ 91                 $ 66               $247        $  422
Financial futures.......          213                 --                   --                 --           213
Foreign currency swaps..           --                  5                   20                201           226
Foreign currency
  forwards..............          807                 --                   --                  8           815
Credit default swaps....           --                147                   23                225           395
                               ------               ----                 ----               ----        ------
  Total.................       $1,038               $243                 $109               $681        $2,071
                               ======               ====                 ====               ====        ======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security.

  HEDGING

     The following table presents the notional amount and fair value of derivatives by type of hedge designation at:

                                         DECEMBER 31, 2007                 DECEMBER 31, 2006
                                  -------------------------------   -------------------------------
                                                  FAIR VALUE                        FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                           (IN MILLIONS)
Fair value......................   $   17      $--        $ 1        $    3      $--        $--
Cash flow.......................        4       --         --             9       --         --
Foreign operations..............      197       --          5            --       --         --
Non-qualifying..................    1,853       78         10         1,475       51          7
                                   ------      ---        ---        ------      ---        ---
  Total.........................   $2,071      $78        $16        $1,487      $51        $ 7
                                   ======      ===        ===        ======      ===        ===



     The Company recognized insignificant net investment income (expense) from settlement payments related to qualifying hedges for the years ended December 31, 2007, 2006 and 2005.

     The Company recognized net investment gains (losses) from settlement payments related to non-qualifying hedges of $3 million, $3 million, and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively.

  FAIR VALUE HEDGES

     The Company utilizes interest rate swaps to convert fixed rate investments to floating rate investments. The Company designates and accounts for these interest rate swaps as fair value hedges when they have met the requirements of SFAS 133.

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2007      2006      2005
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Changes in the fair value of derivatives..............   $(1)      $--       $--
Changes in the fair value of the items hedged.........     1        --        --
                                                         ---       ---       ---
Net ineffectiveness of fair value hedging activities..   $--       $--       $--
                                                         ===       ===       ===


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

     For the years ended December 31, 2007 and 2006, the Company did not recognize any net investment gains (losses) as the ineffective portion of all cash flow hedges. For the year ended December 31, 2005, the Company recognized an insignificant amount in net investment gains (losses), which represent the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2007, 2006 and 2005.

     For the years ended December 31, 2007 and 2006, the net amount deferred in other comprehensive income (loss) relating to cash flow hedges was insignificant. For the year ended December 31, 2005, the net amount deferred in other comprehensive income (loss) relating to cash flow hedges was ($2) million. At December 31, 2007, 2006 and 2005, the net amount accumulated in other comprehensive income (loss) relating to cash flow hedges was ($2) million.

     At December 31, 2007, insignificant amounts of the deferred net gains (losses) on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2008.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses forward exchange contracts to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on the forward exchange contracts based upon the change in forward rates. There was no ineffectiveness recorded for the years ended December 31, 2007, 2006 and 2005.

     The Company's consolidated statement of stockholder's equity for the year ended December 31, 2007 includes gains (losses) of ($5) million related to foreign currency contracts used to hedge its net investments in foreign operations. The Company did not record any gains (losses) on foreign currency contracts for the years ended December 31, 2006 and 2005. At December 31, 2007, the cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive income related to these hedges was approximately ($5) million. There was no foreign currency translation gain (loss) recorded in 2006. When substantially all of the net investments in foreign operations are sold or liquidated, the amounts in accumulated other comprehensive income are reclassified to the consolidated statements of income, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit;

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

(iv) equity variance swaps, equity futures and interest rate futures to economically hedge liabilities embedded in certain variable annuity products; and (v) credit default swaps to synthetically create investments.

     The following table presents changes in fair value related to derivatives that do not qualify for hedge accounting:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2007      2006      2005
                                                      -----      ----      ----
                                                            (IN MILLIONS)
Net investment gains (losses), excluding embedded
  derivatives.......................................  $(110)      $(3)     $(34)


  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include modified coinsurance contracts.

     The following table presents the fair value of the Company's embedded derivatives at:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Embedded derivatives assets..................................  $ 66    $57
Embedded derivatives liabilities.............................  $628    $52


     The following table presents changes in fair value related to embedded derivatives:

                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                          2007   2006   2005
                                                         -----   ----   ----
                                                            (IN MILLIONS)
Net investment gains (losses)..........................  $(150)  $  7   $  7
Interest credited to policyholder account balances.....  $ (66)  $(80)  $(45)


  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require the accepting of collateral in connection with its derivative instruments. As of December 31, 2007 and 2006, the Company was obligated to return cash collateral under its control of $4 million and $2 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets.

     The Company has exchange traded futures, which require the pledging of collateral. At both December 31, 2007 and 2006, the Company pledged collateral of $2 million, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                        DAC    VOBA    TOTAL
                                                      ------   ----   ------
                                                           (IN MILLIONS)
Balance at January 1, 2005..........................  $2,617   $648   $3,265
  Capitalizations...................................     649     --      649
                                                      ------   ----   ------
     Subtotal.......................................   3,266    648    3,914
                                                      ------   ----   ------
  Less: Amortization related to:
     Net investment gains (losses)..................      12      2       14
     Unrealized investment gains (losses)...........     (28)   (14)     (42)
     Other expenses.................................     652     31      683
                                                      ------   ----   ------
       Total amortization...........................     636     19      655
                                                      ------   ----   ------
  Less: Dispositions and other......................     120     --      120
                                                      ------   ----   ------
Balance at December 31, 2005........................   2,510    629    3,139
  Capitalizations...................................     761     --      761
                                                      ------   ----   ------
     Subtotal.......................................   3,271    629    3,900
                                                      ------   ----   ------
  Less: Amortization related to:
     Net investment gains (losses)..................       2     (2)      --
     Unrealized investment gains (losses)...........      (3)   (15)     (18)
     Other expenses.................................     570    (15)     555
                                                      ------   ----   ------
          Total amortization........................     569    (32)     537
                                                      ------   ----   ------
  Less: Dispositions and other......................     (52)    27      (25)
                                                      ------   ----   ------
Balance at December 31, 2006........................   2,754    634    3,388
  Effect of SOP 05-1 adoption.......................      (3)    (5)      (8)
  Capitalizations...................................     810     --      810
                                                      ------   ----   ------
     Subtotal.......................................   3,561    629    4,190
                                                      ------   ----   ------
  Less: Amortization related to:
     Net investment gains (losses)..................    (112)    (2)    (114)
     Unrealized investment gains (losses)...........      (1)    71       70
     Other expenses.................................     644     12      656
                                                      ------   ----   ------
          Total amortization........................     531     81      612
                                                      ------   ----   ------
  Less: Dispositions and other......................     (72)    --      (72)
                                                      ------   ----   ------
Balance at December 31, 2007........................  $3,102   $548   $3,650
                                                      ======   ====   ======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $39 million in 2008, $33 million in 2009, $33 million in 2010, $35 million in 2011 and $36 million in 2012.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

6.  GOODWILL

     Goodwill, which is included in other assets, is the excess of cost over the fair value of net assets acquired. Information regarding goodwill is as follows:

                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2007   2006
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)
Balance at January 1,.......................................  $131   $134
Dispositions and other, net.................................    --     (3)
                                                              ----   ----
Balance at December 31,.....................................  $131   $131
                                                              ====   ====



7.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                      DECEMBER 31,
                                -------------------------------------------------------
                                                       POLICYHOLDER          OTHER
                                  FUTURE POLICY          ACCOUNT          POLICYHOLDER
                                     BENEFITS            BALANCES            FUNDS
                                -----------------   -----------------   ---------------
                                  2007      2006      2007      2006     2007     2006
                                -------   -------   -------   -------   ------   ------
                                                     (IN MILLIONS)
Group life....................  $    34   $    39   $    --   $    --   $    1   $    1
Retirement & savings..........       35        36        42        65       --       --
Non-medical health & other....      329       352        --        --        5        4
Traditional life..............    4,596     4,616        --        --      118      113
Universal variable life.......       64        65     3,079     3,069       58       59
Annuities.....................       87        76       886       926       --       --
Reinsurance...................    6,159     5,140     6,657     6,212    2,297    1,978
Other.........................      (19)      (33)      127       126       13       47
                                -------   -------   -------   -------   ------   ------
  Total.......................  $11,285   $10,291   $10,791   $10,398   $2,492   $2,202
                                =======   =======   =======   =======   ======   ======



     Affiliated future policy benefits, included in the table above, were less than $1 million at both December 31, 2007 and 2006. Affiliated policyholder account balances, included in the table above, were less than $1 million at both December 31, 2007 and 2006. Affiliated other policyholder funds, included in the table above, were ($227) million and ($163) million at December 31, 2007 and 2006, respectively.

  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $2,020 million and $1,997 million at December 31, 2007 and 2006, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $77 million and $213 million at December 31, 2007 and 2006, respectively. The average interest rate credited on these contracts was 4.14% and 4.02% at December 31, 2007 and 2006, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $57 million, $84 million and $113 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     For each of the years ended December 31, 2007, 2006 and 2005, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     RGA issues fixed and floating rate obligations under its GIC program which are denominated in either U.S. dollars or foreign currencies. During the years ended December 31, 2007, 2006 and 2005, there were no new issuances by RGA under the GIC program. During the years ended December 31, 2007, 2006 and 2005, RGA repaid $5 million, $3 million and $23 million, respectively, of GICs under this program. At December 31, 2007 and 2006, GICs outstanding, which are included in policyholder account balances, were $15 million and $17 million, respectively. During each of the years ended December 31, 2007, 2006 and 2005, interest credited on the contracts, which is included in interest credited to policyholder account balances, was $1 million.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits") and
(ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                           DECEMBER 31,
                                -----------------------------------------------------------------
                                              2007                              2006
                                -------------------------------   -------------------------------
                                IN THE EVENT OF         AT        IN THE EVENT OF         AT
                                     DEATH        ANNUITIZATION        DEATH        ANNUITIZATION
                                ---------------   -------------   ---------------   -------------
                                                          (IN MILLIONS)
ANNUITY CONTRACTS (1)
TWO TIER ANNUITIES
  General account value.......           N/A        $     286              N/A        $     296
  Net amount at risk (2)......           N/A        $      51(4)           N/A        $      53(4)
  Average attained age of
     contractholders..........           N/A         60 years              N/A         58 years


                                                           DECEMBER 31,
                                -----------------------------------------------------------------
                                              2007                              2006
                                -------------------------------   -------------------------------
                                   SECONDARY         PAID UP         SECONDARY         PAID UP
                                   GUARANTEES       GUARANTEES       GUARANTEES       GUARANTEES
                                ---------------   -------------   ---------------   -------------
                                                          (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE
  CONTRACTS (1)
Account value (general and
  separate account)...........     $   1,107              N/A        $   1,024              N/A
Net amount at risk (2)........     $  18,250(3)           N/A        $  19,066(3)           N/A
Average attained age of
  policyholders...............      57 years              N/A         56 years              N/A


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                 UNIVERSAL AND
                                                                 VARIABLE LIFE
                                                                   CONTRACTS
                                                                 -------------
                                                    ANNUITY
                                                   CONTRACTS
                                                 -------------
                                                   GUARANTEED
                                                 ANNUITIZATION     SECONDARY
                                                    BENEFITS       GUARANTEES    TOTAL
                                                 -------------   -------------   -----
                                                             (IN MILLIONS)
Balance at January 1, 2005.....................       $ 7             $ 5         $12
Incurred guaranteed benefits...................        --               1           1
Paid guaranteed benefits.......................        --              --          --
                                                      ---             ---         ---
Balance at December 31, 2005...................         7               6          13
Incurred guaranteed benefits...................        --              --          --
Paid guaranteed benefits.......................        --              --          --
                                                      ---             ---         ---
Balance at December 31, 2006...................         7               6          13
Incurred guaranteed benefits...................        --              --          --
Paid guaranteed benefits.......................        --              --          --
                                                      ---             ---         ---
Balance at December 31, 2007...................       $ 7             $ 6         $13
                                                      ===             ===         ===



     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Mutual Fund Groupings
  Equity.....................................................   $18    $16
  Bond.......................................................     1      1
  Balanced...................................................     2     --
  Money Market...............................................     2      3
                                                                ---    ---
     Total...................................................   $23    $20
                                                                ===    ===



8.  REINSURANCE

     General American's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. General American has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, General American reinsured up to 90% of the mortality risk for all new individual life insurance. This practice was initiated for different products starting at various points in time between the mid-1990's and 2000. During 2005, General American changed its retention practices for certain individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, General American reinsures up to 90% of the mortality risk in excess of $1 million for most new individual life insurance policies that it writes and for certain individual life policies the retention limits remained unchanged. On a case by case basis, General American may retain up to $2.5 million per life and reinsure 100% of amounts in excess of General American retention limits. RGA retains a maximum of $6 million of coverage per individual life with respect to its assumed business. The Company evaluates its reinsurance programs

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     In addition to reinsuring mortality risk as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2007     2006     2005
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Direct premiums.....................................  $  412   $  415   $  445
Reinsurance assumed.................................   5,575    4,737    4,222
Reinsurance ceded...................................    (769)    (505)    (488)
                                                      ------   ------   ------
Net premiums........................................  $5,218   $4,647   $4,179
                                                      ======   ======   ======
Reinsurance recoverables netted against policyholder
  benefits and claims...............................  $  372   $  375   $  321
                                                      ======   ======   ======



     Reinsurance assumed premiums for the years ended December 31, 2007, 2006 and 2005 include $5,394 million, $4,735 million and $4,220 million, respectively, from RGA, a life reinsurer.

     Reinsurance recoverables, included in premiums and other receivables, were $1,246 million and $1,137 million at December 31, 2007 and 2006, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $331 million and $245 million at December 31, 2007 and 2006, respectively.

  RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain MetLife subsidiaries, including Exeter Reassurance Company, Ltd. ("Exeter Re"), MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company ("MLI USA"), Metropolitan Tower Life Insurance Company, New England Life Insurance Company, MLIC and Missouri Reinsurance (Barbados), Inc. ("Missouri Re"), all of which are related parties. At December 31, 2007, the Company had reinsurance-related assets and liabilities from these agreements totaling $760 million and $227 million, respectively. At December 31, 2006, comparable assets and liabilities were $653 million and $171 million, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table reflects the related party reinsurance information recorded in income for the:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Assumed premiums.......................................  $129   $129   $129
Assumed benefits, included in policyholder benefits and
  claims...............................................  $194   $155   $174
Assumed benefits, included in policyholder dividends...  $  9   $  7   $  6
Assumed acquisition costs, included in other expenses..  $ --   $  1   $ --
Ceded premiums.........................................  $ 80   $ 85   $108
Ceded fees, included in universal life and investment-
  type product policy fees.............................  $ 65   $ 90   $260
Interest earned on ceded reinsurance, included in other
  revenues.............................................  $  2   $  2   $  5
Ceded benefits, included in policyholder benefits and
  claims...............................................  $ 25   $ 10   $ 90
Ceded benefits, included in interest credited to
  policyholder account balances........................  $ 58   $ 54   $ 54
Ceded benefits, included in policyholder dividends.....  $  9   $  7   $  6
Interest costs on ceded reinsurance, included in other
  expenses.............................................  $  5   $ 45   $106


     Effective September 30, 2005, the Company recaptured its reinsurance agreement with Missouri Re. This agreement ceded, on a coinsurance basis, all business owned life insurance policies. As a result of the recapture of this agreement, the Company paid a recapture fee of $15 million to Missouri Re and $276 million in assets representing the liabilities on this treaty were transferred from Missouri Re to the Company.

     Effective January 1, 2005, the Company entered into a reinsurance agreement to cede an in-force block of business to MLI USA. This agreement covers certain term and universal life policies issued by the Company on and after January 1, 2000 through December 31, 2004. The agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement, the Company transferred $797 million of liabilities and $411 million in assets to MLI USA related to the policies in force as of December 31, 2004. As a result of the transfer of assets, the Company realized a gain of $20 million, net of income taxes. The Company also received and deferred 100% of a $386 million ceding commission resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005. For the policies issued on or after January 1, 2005, the Company ceded premiums and related fees of $121 million, $119 million and $192 million and ceded benefits and related costs of $86 million, $98 million and $143 million for the years ended December 31, 2007, 2006 and 2005, respectively. Reinsurance recoverables, included in premiums and other receivables, related to this reinsurance agreement as of December 31, 2007 and 2006 were $1,096 million and $1,020 million, respectively.

     Effective January 1, 2005, the Company recaptured its reinsurance agreement with Exeter Re. This agreement ceded, on a modified coinsurance basis, certain policies issued by the Company with universal life secondary guarantees. There was no recapture fee paid since the terms of the recapture agreement for this treaty resulted in no fees due to either party. For the year ended December 31, 2005, the final treaty settlement resulted in a pre-tax gain of $1 million.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

9.  LONG-TERM DEBT AND SHORT-TERM DEBT -- AFFILIATED

     Long-term debt and short-term debt -- affiliated outstanding is as follows:

                                        INTEREST RATES                      DECEMBER
                                   ------------------------                   31,
                                                   WEIGHTED               -----------
                                       RANGE        AVERAGE    MATURITY   2007   2006
                                   -------------   --------   ---------   ----   ----
                                                                              (IN
                                                                           MILLIONS)
Senior notes.....................  5.63% - 6.75%     6.08%    2011-2017   $497   $200
Fixed rate notes.................      7.25%         7.25%       2008       30    107
Surplus notes....................      7.63%         7.63%       2024      100    100
Other notes......................     8% - 12%       9.44%    2009-2016      1      1
                                                                          ----   ----
Total long-term debt.............                                          628    408
Total short-term
  debt -- affiliated.............                                           50     --
                                                                          ----   ----
  Total..........................                                         $678   $408
                                                                          ====   ====



     The aggregate maturities of long-term debt as of December 31, 2007 for the next five years are $30 million in 2008, less than $1 million in 2009, less than $1 million in 2010, $200 million in 2011, less than $1 million in 2012 and $398 million thereafter.

     Unsecured senior debt ranks highest in priority and consists of senior notes, fixed rate notes and other notes with varying interest rates; followed by subordinated debt which consists of junior subordinated debentures and surplus notes. Payments of interest and principal on the Company's surplus notes, which are subordinate to all other debt, may be made only with the prior approval of the insurance department of the state of domicile.

  SENIOR NOTES

     In March 2007, RGA issued $300 million of 10-year senior notes with a fixed rate of 5.625%, payable semiannually. RGA used $50 million of the net proceeds of the offering to repay existing debt during the year ended December 31, 2007.

     RGA repaid a $100 million 7.25% senior note which matured in April 2006.

  SHORT-TERM DEBT -- AFFILIATED

     On December 31, 2007, MetLife Credit Corp., an affiliate, issued a $50 million short-term loan to the Company with a fixed rate of 4.82%, which was repaid at maturity on January 2, 2008. The Company used the net proceeds of the loan for general corporate purposes.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $42 million, $30 million and $35 million for the years ended December 31, 2007, 2006 and 2005, respectively, and does not include interest expense on collateral financing arrangements, junior subordinated debt securities or shares subject to mandatory redemption. See Notes 10, 11, and 12.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CREDIT AND COMMITTED FACILITIES AND LETTERS OF CREDIT

     Credit Facilities. RGA maintains committed and unsecured credit facilities aggregating $824 million as of December 31, 2007. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements. Information on these credit facilities as of December 31, 2007 is as follows:

                                                                      LETTER OF
                                                                        CREDIT                   UNUSED
BORROWER(S)                                EXPIRATION      CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS
-----------                                ----------      --------   ---------   ---------   -----------
                                                                  (IN MILLIONS)
Reinsurance Group of America,
  Incorporated.......................  May 2008              $ 30        $ --        $30          $ --
Reinsurance Group of America,
  Incorporated.......................  September 2012(1)      750         406         --           344
Reinsurance Group of America,
  Incorporated.......................  March 2011              44          --         --            44
                                                             ----        ----        ---          ----
  Total..............................                        $824        $406        $30          $388
                                                             ====        ====        ===          ====



--------

   (1) In September 2007, RGA and certain of its subsidiaries entered into a credit agreement with various financial institutions. Under the credit agreement, RGA may borrow and obtain letters of credit for general corporate purposes for its own account or for the account of its subsidiaries with an overall credit facility amount of up to $750 million. The credit agreement replaced a former credit agreement in the amount of up to $600 million which was scheduled to expire on September 29, 2010.

     Committed Facilities. Information on committed facilities as of December 31, 2007 is as follows:

                                                                    LETTER OF
                                                                      CREDIT       UNUSED     MATURITY
ACCOUNT PARTY/BORROWER(S)      EXPIRATION    CAPACITY   DRAWDOWNS   ISSUANCES   COMMITMENTS    (YEARS)
-------------------------     ------------   --------   ---------   ---------   -----------   --------
                                                            (IN MILLIONS)
Timberlake Financial
  L.L.C. ...................  June 2036(1)    $1,000       $850        $--          $150         29
                                              ======       ====        ===          ====



--------

   (1) As described in Note 10, RGA may, at its option, offer up to $150 million of additional notes under this facility in the future.

     Letters of Credit. At December 31, 2007, the Company had outstanding $482 million in letters of credit from various financial institutions, of which $406 million were part of credit facilities. As commitments associated with letters of credit and financing arrangements may expire unused, these amounts do not necessarily reflect the Company's actual future cash funding requirements.

10.  COLLATERAL FINANCING ARRANGEMENTS

     In June 2006, Timberlake Financial L.L.C. ("Timberlake Financial"), a subsidiary of RGA, completed an offering of $850 million of Series A Floating Rate Insured Notes due June 2036 in a private placement. Interest on the notes accrues at an annual rate of 1-month LIBOR plus 29 basis points payable monthly. The payment of interest and principal on the notes is insured through a financial guaranty insurance policy with a third party. The notes represent senior, secured indebtedness of Timberlake Financial with no recourse to RGA or its other subsidiaries. Up to $150 million of additional notes may be offered in the future. In order to make payments of principal and interest on the notes, Timberlake Financial will rely upon the receipt of interest and principal payments on surplus notes and dividend payments from its wholly-owned subsidiary, Timberlake Reinsurance Company II ("Timberlake Re"), a South Carolina captive insurance company. The ability of Timberlake Re to make interest and principal payments on the surplus note and dividend payments to Timberlake Financial is contingent upon South Carolina regulatory approval and the performance of specified term life insurance policies with guaranteed level premiums retroceded by RGA's subsidiary, RGA Reinsurance Company ("RGA Reinsurance"), to Timberlake Re.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Proceeds from the offering of the notes, along with a $113 million direct investment by RGA, collateralize the notes and are not available to satisfy the general obligations of RGA or the Company. Most of these assets were placed in a trust and provide long-term collateral as support for statutory reserves required by U.S. Valuation of Life Policies Model Regulation (commonly referred to as Regulation XXX) on term life insurance policies with guaranteed level premium periods reinsured by RGA Reinsurance. The trust is consolidated by Timberlake Re which in-turn is consolidated by Timberlake Financial. Timberlake Financial is considered to be a VIE and RGA is considered to be the primary beneficiary. As such, the results of Timberlake Financial have been consolidated by RGA and ultimately by the Company.

     At December 31, 2007, the Company held assets in trust of $899 million associated with the transaction. In addition, the Company held $50 million in custody as of December 31, 2007. The Company's consolidated balance sheets include the assets of Timberlake Financial recorded as fixed maturity securities and other invested assets, which consists of the restricted cash and cash equivalents held in custody. The Company's consolidated statements of income include the investment returns on the assets held as collateral as investment income and the interest on the notes is included as a component of other expenses.

     Issuance costs associated with the offering of the notes of $13 million have been capitalized, are included in other assets, and are amortized using the effective interest method over the estimated life of the notes. Total interest expense was $52 million and $26 million for the years ended December 31, 2007 and 2006, respectively.

11.  JUNIOR SUBORDINATED DEBENTURES

     In December 2005, RGA issued junior subordinated debentures with a face amount of $400 million. Interest is payable semi-annually at a fixed rate of 6.75% up to but not including the scheduled redemption date, December 15, 2015. The debentures may be redeemed (i) in whole or in part, at any time on or after December 15, 2015 at their principal amount plus accrued and unpaid interest to the date of redemption, or (ii) in whole or in part, prior to December 15, 2015 at their principal amount plus accrued and unpaid interest to the date of redemption or, if greater, a make-whole price. In the event the debentures are not redeemed on or before the scheduled redemption date of December 15, 2015, interest on these debentures will accrue at an annual rate of 3-month LIBOR plus a margin equal to 2.665%, payable quarterly in arrears. The final maturity of the debentures is December 15, 2065. RGA has the right to, and in certain circumstances the requirement to, defer interest payments on the debentures for a period up to ten years. Upon an optional or mandatory deferral of interest payments, RGA is generally not permitted to pay common stock dividends or make payments of interest or principal on securities which rank equal or junior to the subordinated debentures, until the accrued and unpaid interest on the subordinated debentures is paid. Interest compounds during periods of deferral. Issuance costs associated with the offering of the debentures of $6 million have been capitalized, are included in other assets, and are amortized using the effective interest method over the period from the issuance date of the debentures until their scheduled redemption. Interest expense on the debentures was $27 million, $27 million and $2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

12. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     RGA Capital Trust I. In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "RGA Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of: (i) a preferred security issued by the RGA Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the RGA Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051; and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $159 million, net of unamortized discounts of $66 million, at both December 31, 2007 and 2006. Interest expense on these instruments is included in other expenses and was $13 million for each of the years ended December 31, 2007, 2006 and 2005.

13.  INCOME TAXES

     The provision for income tax is as follows:

                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                         2007    2006   2005
                                                         ----   -----   ----
                                                            (IN MILLIONS)
Current:
  Federal..............................................  $(41)  $(154)  $ 23
  Foreign..............................................    60      41     70
                                                         ----   -----   ----
  Subtotal.............................................    19    (113)    93
                                                         ----   -----   ----
Deferred:
  Federal..............................................    93     228    (31)
  Foreign..............................................    11      10      4
                                                         ----   -----   ----
  Subtotal.............................................   104     238    (27)
                                                         ----   -----   ----
Provision for income tax...............................  $123   $ 125   $ 66
                                                         ====   =====   ====



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported is as follows:

                                                         YEARS ENDED DECEMBER
                                                                  31,
                                                        ----------------------
                                                        2007     2006     2005
                                                        ----     ----     ----
                                                             (IN MILLIONS)
Tax provision at U.S. statutory rate..................  $113     $125      $72
Tax effect of:
  Foreign tax rate differing from U.S. tax rate.......    (2)      (2)      (2)
  Tax-exempt investment income........................     2       (2)      (1)
  State and local income taxes........................    --        1        1
  Prior year tax......................................     8       (2)      (2)
  Valuation allowance for carryforward items..........     1       --       (2)
  Other, net..........................................     1        5       --
                                                        ----     ----      ---
Provision for income tax..............................  $123     $125      $66
                                                        ====     ====      ===


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                            2007      2006
                                                           ------   -------
                                                             (IN MILLIONS)
Deferred income tax assets:
  Employee benefits......................................  $   64   $    35
  Investments............................................      --        27
  Loss and credit carryforwards..........................     334       781
  Other..................................................      13        71
                                                           ------   -------
                                                              411       914
  Less: Valuation allowance..............................       8         5
                                                           ------   -------
                                                              403       909
                                                           ------   -------
Deferred income tax liabilities:
  DAC....................................................     885     1,141
  Liability for future poicy benefits....................      27       486
  Investments............................................     200        --
  Net unrealized investment gains........................     249       280
  Other..................................................      15        24
                                                           ------   -------
                                                            1,376     1,931
                                                           ------   -------
Net deferred income tax liability........................  $ (973)  $(1,022)
                                                           ======   =======



     The Company has not recognized a deferred tax liability for the undistributed earnings of its foreign subsidiaries, except for RGA International Reinsurance Company Ltd. and RGA Global Reinsurance Company, Ltd., because the Company considers these earnings to be permanently reinvested and does not expect these earnings to be repatriated in the foreseeable future.

     The Company believes that it is more likely than not that the deferred tax assets established will be realized except for the amount of the valuation allowance. As of December 31, 2007, and 2006, a valuation allowance for deferred tax assets of approximately $8 million and $5 million respectively, was provided on the foreign tax credits, net operating and capital losses of General American Argentina Seguros de Vida, S.A., RGA South Africa Holdings,

     RGA Financial Products Limited, RGA UK Services Limited, and RGA Reinsurance Company. At December 31, 2007 the Company's subsidiaries had net operating loss carryforwards of $932 million, which begin to expire in 2019, capital loss carryforwards of $11 million, which begin to expire in 2010, and tax credit carryforwards of $4 million, which begin to expire in 2009. The remaining loss carryforwards and tax credit carryforwards are expected to be utilized during the period allowed.

     Effective January 1, 2006, General American joined with MetLife and its includable affiliates in filing a federal income tax return. General American participates in a tax sharing agreement with MetLife. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     Pursuant to the tax sharing agreement, the amount due from affiliates is $120 million and $238 million as of December 31, 2007 and 2006, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. General American is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which General American has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, General American is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2001. Due to a lapse of the statute of limitations, the 2003 tax year is no longer subject to audit. In the first quarter of 2005, the IRS commenced an examination of General American's U.S. income tax returns for 2001 and 2002 that is anticipated to be completed in 2008.

     RGA files income tax returns with the U.S. federal government and various state and non U.S. jurisdictions. RGA is under continuous examination by the IRS and is subject to audit by taxing authorities in other non U.S. jurisdictions in which RGA has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, RGA is no longer subject to U.S. federal, state and non U.S. income tax examinations by tax authorities for years prior to 2003.

     As a result of the implementation of FIN 48, the Company recognized a $6 million increase in the liability for unrecognized tax benefits, and a $5 million increase in the interest liability for unrecognized tax benefits, offset by $11 million of minority interest, resulting in no corresponding change to the January 1, 2007 balance of retained earnings. The Company's total amount of unrecognized tax benefits upon adoption of FIN 48 was $217 million. The Company reclassified, at adoption, $41 million of current income tax payables to the liability for unrecognized tax benefits included within other liabilities. The Company also reclassified, at adoption, $170 million of deferred income tax liabilities, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility, to the liability for unrecognized tax benefits. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. The total amount of unrecognized tax benefits as of January 1, 2007 that would affect the effective tax rate, if recognized, was $47 million. The Company also had $33 million of accrued interest, included within other liabilities, as of January 1, 2007. The Company classifies interest accrued related to unrecognized tax benefits in interest expense, while penalties are included within income tax expense.

     As of December 31, 2007, the Company's total amount of unrecognized tax benefits is $222 million, an increase of $5 million from the date of adoption, and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, is $52 million. The Company does not anticipate any material change in the total amount of unrecognized tax benefits over the ensuing 12 month period.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits, for the year ended December 31, 2007, is as follows:

                                                            TOTAL UNRECOGNIZED
                                                               TAX BENEFITS
                                                            ------------------
                                                               (IN MILLIONS)
Balance at January 1, 2007 (date of adoption).............         $217
Reductions for tax positions of prior years...............           (6)
Additions for tax positions of current year...............           15
Lapses of statutes of limitations.........................           (4)
                                                                   ----
Balance at December 31, 2007..............................         $222
                                                                   ====



     During the year ended December 31, 2007, the Company recognized $5 million in interest expense associated with the liability for unrecognized tax benefits. As of December 31, 2007, the Company had $38 million of accrued interest associated with the liability for unrecognized tax benefits. The $5 million increase from the date of adoption in accrued interest resulted from an increase of $19 million of interest expense and a decrease of $14 million primarily related to effectively settled positions.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the year ended December 31, 2007, the Company recognized an income tax benefit of $1 million related to the separate account DRD.

14.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company and certain affiliates have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company and its affiliates continue to vigorously defend against the claims in these matters. Some sales practices claims have been resolved through settlement. Other sales practices claims have been won by dispositive motions or have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company and its affiliates' marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future.

     Regulators have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company has been cooperating fully with these inquiries. The Company is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's financial position.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor or taxpayer. Further, state insurance regulatory authorities or other federal, state or industry authorities may conduct investigations or make inquiries, such as information requests, subpoenas, or books and records examinations, concerning a wide variety of issues, including the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters referred to above, large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows.

     In 2007, the Company received $39 million, included in other revenues, based on the resolution of an indemnification claim associated with the 2000 acquisition of the Company by MLIC.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2007, 2006, and 2005. At December 31, 2007 and 2006, the Company maintained a liability of $4 million and $5 million, respectively. The related asset for premium tax offsets was $3 million at both December 31, 2007 and 2006 for undiscounted future assessments in respect of impaired, insolvent or failed insurers. The Company maintained at both December 31, 2007 and 2006, an asset related to paid assessments representing currently available premium tax offsets of less than $1 million.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                                           GROSS
                                                     RENTAL   SUBLEASE    RENTAL
                                                     INCOME    INCOME    PAYMENTS
                                                     ------   --------   --------
                                                             (IN MILLIONS)
2008...............................................    $7        $ 4        $ 9
2009...............................................    $4        $ 4        $ 8
2010...............................................    $3        $--        $ 7
2011...............................................    $2        $--        $ 4
2012...............................................    $2        $--        $ 4
Thereafter.........................................    $1        $--        $11


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $164 million and $34 million at December 31, 2007 and 2006, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $5 million and $20 million at December 31, 2007 and 2006, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES

     The Company commits to lend funds under bank credit facilities. At December 31, 2007, there were no unfunded commitments. The amount of these unfunded commitments was $11 million at December 31, 2006.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OTHER COMMITMENTS

     In December 2005, RGA repurchased 1.6 million shares of its outstanding common stock at an aggregate price of $76 million under an accelerated share repurchase agreement with a major bank. The bank borrowed the stock sold to RGA from third parties and purchased the shares in the open market over the subsequent few months to return to the lenders. RGA would either pay or receive an amount based on the actual amount paid by the bank to purchase the shares. These repurchases resulted in an increase in the Company's ownership percentage of RGA to approximately 53% at December 31, 2005 from approximately 52% at December 31, 2004. In February 2006, the final purchase price was determined, resulting in a cash settlement substantially equal to the aggregate cost. RGA recorded the initial repurchase of shares as treasury stock and recorded the amount received as an adjustment to the cost of the treasury stock.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $2 million to $45 million, with a cumulative maximum of $106 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2007, the Company did not record any liabilities for indemnities, guarantees and commitments. The Company had no liability for indemnities, guarantees and commitments at both December 31, 2007 and 2006.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations that generally require payment of principal outstanding due in exchange for the referenced credit obligation. If a credit event, as defined by the contract, occurs the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, was $3 million at December 31, 2007. The credit default swaps expire at various times during the next five years.

15.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     General American's employees, sales representatives and retirees participate in qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans sponsored by MLIC. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually, for each account balance. The majority of the plan's obligation is calculated using the traditional formula. The non-qualified plan provides supplemental pension benefits to certain executive level employees and retirees.

     General American also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by MLIC. Employees of General American who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for General American, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     General American is allocated both pension and other postretirement expenses from MLIC associated with benefits provided to its employees and does not bear direct obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets or the additional disclosure below. General American's share of pension expense was $7 million, $8 million and $8 million for the years ended December 31, 2007, 2006 and 2005, respectively. In addition, General American's share of other postretirement expense was less than $1 million, $3 million and $3 million for the years ended December 31, 2007, 2006 and 2005, respectively. The combined allocated benefit expense is included in the accompanying consolidated statements of income.

     General American continues to sponsor non-qualified defined benefit pension plans. Accordingly, the obligations and related net periodic expense associated with these plans are included in the accompanying financial statements and the additional disclosures below. These non-qualified plans have ceased accepting new participants. Participants with accrued benefits continue to earn vesting service credits while employed, but are not accruing additional benefits in these plans.

     RGA sponsors separate defined benefit pension plans for its eligible employees. Also, RGA sponsors a postretirement plan. Employees of RGA may also become eligible for certain postretirement medical and life insurance benefits if they attain retirement age, with sufficient service, while working for RGA. The assets and obligations of the RGA plans, along with the related net periodic expense, are included in the accompanying consolidated financial statements and additional disclosures below.

     Effective December 31, 2006, the Company adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement plans and eliminated the additional minimum pension liability provision of SFAS 87. The Company's additional minimum pension liability was $7 million at December 31, 2005, $4 million net of income tax, and was recorded as a reduction of accumulated other comprehensive income. At December 31, 2006, immediately prior to adopting SFAS 158, the Company's additional minimum pension liability was $6 million, $4 million, net of income tax of $2 million, and remained as a reduction of accumulated other comprehensive income. Upon adoption of SFAS 158, the Company eliminated the additional minimum pension liability and recognized as an adjustment to accumulated other comprehensive income, net of income tax, those amounts of actuarial gains and losses, and prior service costs and credits that had not yet been included in net periodic benefit cost at the date of adoption. The following table summarizes the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans:

                                                                  DECEMBER 31, 2006
                                                  -------------------------------------------------
                                                               ADDITIONAL
                                                                 MINIMUM
                                                      PRE        PENSION   ADOPTION OF      POST
                                                    SFAS 158    LIABILITY    SFAS 158     SFAS 158
                                                  ADJUSTMENTS  ADJUSTMENT   ADJUSTMENT  ADJUSTMENTS
BALANCE SHEET CAPTION                             -----------  ----------  -----------  -----------
                                                                    (IN MILLIONS)
Other liabilities: Accrued pension benefit
  cost..........................................    $    (47)   $      1     $    (3)     $    (49)
Other liabilities: Accrued postretirement
  benefit cost..................................        $ (7)        $--         $(5)         $(12)
                                                                --------     -------
Accumulated other comprehensive income (loss),
  before income tax:
  Defined benefit plans.........................        $ (7)        $ 1         $(8)         $(14)
Minority interest...............................                     $--         $ 8
Deferred income tax.............................                     $--         $(1)
Accumulated other comprehensive income (loss),
  net of income tax:
                                                                --------     -------
  Defined benefit plans.........................        $ (4)        $ 1         $(1)         $ (4)
                                                                ========     =======



     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                            DECEMBER 31,
                                                     -------------------------
                                                                      OTHER
                                                                   POSTRETIRE-
                                                       PENSION         MENT
                                                       BENEFITS      BENEFITS
                                                     -----------   -----------
                                                     2007   2006   2007   2006
                                                     ----   ----   ----   ----
                                                           (IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year..  $ 71   $ 60   $ 12   $ 10
  Service cost.....................................     3      3      1      1
  Interest cost....................................     4      4     --     --
  Net actuarial (gains) losses.....................    (3)     2     (2)     1
  Change in benefits...............................    --      5     --     --
  Benefits paid....................................    (4)    (3)    --     --
                                                     ----   ----   ----   ----
Benefit obligation at end of year..................    71     71     11     12
                                                     ----   ----   ----   ----
Change in plan assets:
Fair value of plan assets at beginning of year.....    22     16     --     --
  Actual return on plan assets.....................     1      2     --     --
  Employer contribution............................     5      7     --     --
  Benefits paid....................................    (4)    (3)    --     --
                                                     ----   ----   ----   ----
Fair value of plan assets at end of year...........    24     22     --     --
                                                     ----   ----   ----   ----
Funded status at end of year.......................  $(47)  $(49)  $(11)  $(12)
                                                     ====   ====   ====   ====
Amounts recognized in consolidated balance sheet
  consist of:
  Other liabilities................................  $(47)  $(49)  $(11)  $(12)
                                                     ====   ====   ====   ====
Accumulated other comprehensive (income) loss:
  Net actuarial losses.............................  $ 19   $ 23   $  2   $  5
  Prior service credit.............................   (11)   (14)    --     --
                                                     ----   ----   ----   ----
                                                        8      9      2      5
  Deferred income tax and minority interest........    (6)    (7)    (1)    (3)
                                                     ----   ----   ----   ----
                                                     $  2   $  2   $  1   $  2
                                                     ====   ====   ====   ====



     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                              NON-
                                             QUALIFIED     QUALIFIED
                                                PLAN          PLAN         TOTAL
                                            -----------   -----------   -----------
                                            2007   2006   2007   2006   2007   2006
                                            ----   ----   ----   ----   ----   ----
                                                         (IN MILLIONS)
Aggregate fair value of plan assets.......   $24    $22   $ --   $ --   $ 24   $ 22
Aggregate projected benefit obligation....    26     25     45     46     71     71
                                             ---    ---   ----   ----   ----   ----
Over (under) funded.......................   $(2)   $(3)  $(45)  $(46)  $(47)  $(49)
                                             ===    ===   ====   ====   ====   ====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The accumulated benefit obligation for all defined benefit pension plans was $65 million and $61 million at December 31, 2007 and 2006, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Projected benefit obligation.................................   $45    $45
Accumulated benefit obligation...............................   $42    $40
Fair value of plan assets....................................   $--    $--


     The projected benefit obligation exceeded assets for all pension and postretirement plans at December 31, 2007 and 2006.

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income were as follows:

                                                                         OTHER
                                                                    POSTRETIREMENT
                                              PENSION BENEFITS         BENEFITS
                                             ------------------   ------------------
                                             2007   2006   2005   2007   2006   2005
                                             ----   ----   ----   ----   ----   ----
                                                          (IN MILLIONS)
NET PERIODIC BENEFIT COST
  Service cost.............................   $ 3    $ 3    $ 2    $ 1    $ 1    $ 1
  Interest cost............................     4      4      3     --     --     --
  Expected return on plan assets...........    (2)    (2)    (1)    --     --     --
  Amortization of net actuarial (gains)
     losses................................     1      1      1     --     --     --
  Amortization of prior service cost
     (credit)..............................    (2)    (2)    (2)    --     --     --
                                              ---    ---    ---    ---    ---    ---
  Net periodic benefit cost................     4    $ 4    $ 3      1    $ 1    $ 1
                                              ---    ===    ===    ---    ===    ===

OTHER CHANGES IN PLAN ASSETS AND BENEFIT
  OBLIGATIONS RECOGNIZED IN OTHER
  COMPREHENSIVE INCOME
  Net acturial (gains) losses..............    (3)                  (3)
  Prior Service cost (credit)..............     1                   --
  Amortization of net actuarial gains
     (losses)..............................    (1)                  --
  Amortization of prior service (cost)
     credit................................     2                   --
                                              ---                  ---
     Total recognized in other
       comprehensive income................    (1)                  (3)
                                              ---                  ---
     Total recognized in net periodic
       benefit cost and other comprehensive
       income..............................   $ 3                  $(2)
                                              ===                  ===



     Included in other comprehensive income for the year ended December 31, 2007 are other changes in plan assets and benefit obligations associated with pension benefits of ($1) million and other postretirement benefits of ($3) million for an aggregate reduction in other comprehensive losses of ($4) million before income tax and ($1) million, net of income tax and minority interest for the year ended December 31, 2007.

     The estimated net actuarial loss and prior service credit for the defined benefit pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next year are less than $1 million and $2 million, respectively.

     It is anticipated that no net actuarial loss will be amortized from accumulated other comprehensive income into net periodic benefit cost for the other postretirement plans over the next year.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                              DECEMBER 31,
                                                   ----------------------------------
                                                                            OTHER
                                                       PENSION         POSTRETIREMENT
                                                      BENEFITS            BENEFITS
                                                   --------------      --------------
                                                   2007      2006      2007      2006
                                                   ----      ----      ----      ----
Weighted average discount rate...............      6.24%     5.85%     6.00%     5.75%
Rate of compensation increase................      4.25%     4.25%      N/A       N/A


     Assumptions used in determining net periodic benefit cost were as follows:

                                                          DECEMBER 31,
                                            ---------------------------------------
                                                                        OTHER
                                                                   POSTRETIREMENT
                                             PENSION BENEFITS         BENEFITS
                                            ------------------   ------------------
                                            2007   2006   2005   2007   2006   2005
                                            ----   ----   ----   ----   ----   ----
Weighted average discount rate............  5.75%  5.75%  5.76%  5.75%  5.75%  5.75%
Expected rate of return on plan assets....  8.50%  8.50%  8.50%   N/A    N/A    N/A
Rate of compensation increase.............  4.25%  4.25%  4.25%   N/A    N/A    N/A


     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted expected return on plan assets for use in the plan's valuation in 2008 is currently anticipated to be 8.50% for pension benefits.

     The assumed healthcare cost trend rates used in measuring the accumulated postretirement benefit obligation and net periodic benefit cost were as follows:

                                                       DECEMBER 31,
                                      ----------------------------------------------
                                               2007                    2006
                                      ---------------------   ----------------------
Pre-Medicare eligible claims........  9% down to 5% in 2012   10% down to 5% in 2012
Medicare eligible claims............  9% down to 5% in 2012   10% down to 5% in 2012


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

                                                       ONE PERCENT   ONE PERCENT
                                                         INCREASE      DECREASE
                                                       -----------   -----------
                                                             (IN THOUSANDS)
Effect on total of service and interest cost
  components.........................................     $  314       $  (235)
Effect on accumulated postretirement benefit
  obligation.........................................     $2,372       $(1,827)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  PLAN ASSETS

     The targeted and weighted average allocations of the pension plan assets are as follows:

                                                                     DECEMBER
                                                          TARGET       31,
                                                          ------   -----------
                                                           2008    2007   2006
ASSET CATEGORY                                            ------   ----   ----
Equity securities.......................................     75%     75%    76%
Fixed maturity securities...............................     25%     25%    24%
                                                            ---     ---    ---
  Total.................................................    100%    100%   100%
                                                            ===     ===    ===



     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification and partial liability immunization. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

  CASH FLOWS

     In 2008, the Company expects to make contributions of $4 million to its pension plans, which includes $3 million of benefit payments for its non-qualified pension plans. Benefit payments are funded from the Company's general assets as they become due under the provision of the plans.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. The Company uses its general assets to pay claims as they come due. The Company does not anticipate making any contributions other than benefits payments to its postretirement plan.

     Gross benefit payments for the next ten years, which reflect expected future service as appropriate, are expected to be as follows:

                                            PENSION BENEFITS   OTHER POSTRETIREMENT BENEFITS
                                            ----------------   -----------------------------
                                                              (IN MILLIONS)
2008......................................         $ 4                      $--
2009......................................         $ 5                      $--
2010......................................         $ 5                      $--
2011......................................         $ 5                      $--
2012......................................         $ 6                      $--
2013 -- 2017..............................         $31                      $ 2


  SAVINGS AND INVESTMENT PLANS

     The Company's employees participate in savings and investment plans for which a portion of employee contributions are matched. The Company's expense was $3 million, $2 million and $3 million to these plans during the years ended December 31, 2007, 2006 and 2005, respectively.

16.  EQUITY

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES action. General American and RGA's U.S. insurance subsidiaries each exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Codification on the statutory capital and surplus of General American and RGA's U.S. insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by General American are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     Statutory net income (loss) of General American, a Missouri domiciled insurer, was $106 million, $316 million and ($50) million for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory capital and surplus, as filed with the Missouri State Department of Insurance, was $2,280 million and $2,142 million at December 31, 2007 and 2006, respectively.

  DIVIDEND RESTRICTIONS

     Under Missouri State Insurance Law, General American is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to its parent as long as the aggregate amount of all such dividends in any calendar year does not exceed the greater of: (i) 10% of its statutory surplus to policyholders as of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized investment gains). General American will be permitted to pay a stockholder dividend to GenAmerica in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Missouri Director of Insurance (the "Director"). For the year ended December 31, 2007, the Company did not pay any dividends to GenAmerica. The Company paid $13 million for each of the years ended December 31, 2006 and 2005 in dividends for which prior insurance regulatory clearance was not required. Based on amounts at December 31, 2007, General American could pay to GenAmerica a stockholder dividend of $228 million without prior approval of the Director in 2008.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2007, 2006 and 2005 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              -----------------
                                                              2007   2006  2005
                                                              ----  -----  ----
                                                                (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year......................................................  $ 22  $(115) $137
Income tax effect of holding gains (losses).................   (13)    38   (61)
Reclassification adjustments:
  Recognized holding (gains) losses included in current year
     income.................................................    29     16   (35)
  Amortization of premiums and accretion of discounts
     associated with investments............................   (33)   (12)   (8)
Income tax effect...........................................     2     (1)   21
Allocation of holding gains (losses) on investments relating
  to other policyholder amounts.............................   (70)    18    42
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts................................    42     (6)  (21)
                                                              ----  -----  ----
Net unrealized investment gains (losses)....................   (21)   (62)   75
Foreign currency translation adjustment.....................    60     11     3
Minimum pension liability adjustment........................    --      1     2
Defined benefit plans adjustment............................     1     --    --
                                                              ----  -----  ----
Other comprehensive income (loss)...........................  $ 40  $ (50) $ 80
                                                              ====  =====  ====



17.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2007     2006     2005
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Compensation........................................  $   10   $   21   $   39
Commissions.........................................     877      904      493
Interest and debt issue costs.......................     139       96       50
Amortization of DAC and VOBA........................     542      555      697
Capitalization of DAC...............................    (810)    (761)    (649)
Minority interest...................................     217      211      164
Insurance tax.......................................     267      239      186
Other...............................................      51       96      167
                                                      ------   ------   ------
  Total other expenses..............................  $1,293   $1,361   $1,147
                                                      ======   ======   ======



     For the years ended December 31, 2007, 2006 and 2005, commissions and capitalization of DAC include the impact of affiliated reinsurance transactions. See Note 8. See also Note 19 for discussion of affiliated expenses included in the table above.

18.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments has been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. The implementation of SFAS 157 may impact the fair value assumptions and methodologies associated with the valuation of assets and liabilities. See also Note 1 regarding the adoption of SFAS 157.

     Amounts related to the Company's financial instruments are as follows:

                                                   NOTIONAL   CARRYING    ESTIMATED
                                                    AMOUNT      VALUE    FAIR VALUE
                                                   --------   --------   ----------
                                                             (IN MILLIONS)
DECEMBER 31, 2007
Assets:
  Fixed maturity securities......................              $17,317     $17,317
  Equity securities..............................              $   168     $   168
  Mortgage loans on real estate..................              $ 1,073     $ 1,088
  Policy loans...................................              $ 2,716     $ 2,716
  Short-term investments.........................              $   312     $   312
  Cash and cash equivalents......................              $   507     $   507
  Accrued investment income......................              $   185     $   185
  Mortgage loan commitments......................     $5       $    --     $    --
Liabilities:
  Policyholder account balances..................              $ 6,034     $ 5,262
  Short-term debt -- affiliated..................              $    50     $    50
  Long-term debt.................................              $   628     $   638
  Collateral financing arrangements..............              $   850     $   761
  Junior subordinated debt securities............              $   399     $   356
  Shares subject to mandatory redemption.........              $   159     $   178
  Payables for collateral under securities loaned
     and other transactions......................              $ 1,438     $ 1,438

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                   NOTIONAL   CARRYING    ESTIMATED
                                                    AMOUNT      VALUE    FAIR VALUE
                                                   --------   --------   ----------
                                                             (IN MILLIONS)
DECEMBER 31, 2006
Assets:
  Fixed maturity securities......................              $16,134     $16,134
  Equity securities..............................              $   210     $   210
  Mortgage loans on real estate..................              $   971     $   943
  Policy loans...................................              $ 2,664     $ 2,664
  Short-term investments.........................              $   435     $   435
  Cash and cash equivalents......................              $   357     $   357
  Accrued investment income......................              $   183     $   183
  Mortgage loan commitments......................     $20      $    --     $    --
  Commitments to fund bank credit facilities.....     $11      $    --     $    --
Liabilities:
  Policyholder account balances..................              $ 5,739     $ 4,999
  Long-term debt.................................              $   408     $   443
  Collateral financing arrangements..............              $   850     $   850
  Junior subordinated debt securities............              $   399     $   400
Shares subject to mandatory redemption...........              $   159     $   226
  Payables for collateral under securities loaned
     and other transactions......................              $ 1,642     $ 1,642


     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  FIXED MATURITY SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

  MORTGAGE LOANS ON REAL ESTATE, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND BANK CREDIT FACILITIES

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, the estimated fair value is the net premium or discount of the commitments.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximate fair values due to the short-term maturities of these instruments.

  ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

  SHORT-TERM DEBT -- AFFILIATED, LONG-TERM DEBT, COLLATERAL FINANCING ARRANGEMENTS, JUNIOR SUBORDINATED DEBT SECURITIES AND SHARES SUBJECT TO MANDATORY REDEMPTION

     The carrying value for short-term debt -- affiliated approximates fair value due to the short-term duration of the instrument. The fair values of long-term debt, collateral financing arrangements, junior subordinated debt securities and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximates fair value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

19.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into a Master Service Agreement with MLIC which provides administrative, accounting, legal and similar services to the Company. MLIC charged the Company $44 million, $50 million and $60 million, included in other expenses, for services performed under the Master Service Agreement for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company entered into a Service Agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $5 million, $8 million and $16 million, included in other expenses, for services performed under the Service Agreement for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company has entered into various additional agreements with other affiliates to provide and receive services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions and distribution services. Expenses and (fees) related to these agreements and recorded in other expenses, were $11 million, $31 million and ($13) million for the years ended December 31, 2007, 2006 and 2005, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In 2005, the Company entered into broker-dealer wholesale sales agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, fixed rate insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $1 million, $2 million and $10 million, included in other expenses, for the years ended December 31, 2007, 2006 and 2005, respectively. The Company received fees for this service of $26 million, $11 million and $4 million, included in other expenses, for the years ended December 31, 2007, 2006 and 2005.

     At December 31, 2007 and 2006, amounts due from affiliates were $32 million and $4 million, respectively, related to the net expenses discussed previously. These receivables exclude affiliated reinsurance balances discussed in Note 8.

     See Notes 3, 7, 8 and 9 for additional related party transactions.

                   MetLife Investors Variable Life Account One

PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

          (a) Resolutions of the Board of Directors of COVA Financial Services Life Insurance Company dated October 23, 1991 1

          (b)  None

          (c)    (i) Form of Principal Underwriters Agreement between MetLife
                     Investors Insurance Company and MetLife Investors Distribution Company 4

                (ii) Form of Selling Agreement between MetLife Investors
                     Insurance Company, MetLife Investors Distribution Company, Broker Dealer and General Agent 5

               (iii) Form of Amendment to Selling Agreement between MetLife
                     Investors Insurance Company, MetLife Investors Distribution Company, Broker-Dealer and General Agent 5

                (iv) Form of Retail Sales Agreement (MLIDC 7-1-05 LTC) 9

                (iv) Schedule of Commissions 5

          (d)    (i) Flexible Premium Joint and Last Survivor Policy 2

                (ii) Flexible Premium Variable Life Policy 3

               (iii) Riders to the Policy (Joint and Survivor Policy) 2
                     (Waiver of Specified Premium Rider, Anniversary Partial
                        Withdrawal Rider, Estate Preservation Term Rider, Joint Supplemental Coverage Rider, Lifetime Coverage Rider, Secondary Guarantee Rider, Divorce Split Policy Option Rider)
                (iv) Additional Riders to the Policy 3
                     (Accelerated Benefit Rider, Anniversary Partial Withdrawal
                       Rider, Guaranteed Survivor Plus Purchase Option Rider, Lifetime Coverage Rider, Secondary Guarantee Rider, Supplemental Coverage Rider, Waiver of Monthly Deduction Rider, Waiver of Specified Premium Rider)

                 (v) Endorsement (Name Change) 4

          (e)    (i) Application Forms - Joint and Last Survivor Policy 2

                (ii) Application Forms - Flexible Premium Variable Life
                     Insurance Policy 3

               (iii) Enterprise Application for Policies 6

                (iv) Updated Enterprise Application for Policies 7

          (f)    (i) Articles of Incorporation of the Company 1

                (ii) By-Laws of the Company 1

          (g)    (i) Reinsurance Agreements 6

                (ii) Contingent Reinsurance Agreement between MetLife Investors
                     Insurance Company and General American Life Insurance Company 9

          (h)    (i) Form of Participation Agreement between Met Investors
                     Series Trust, Met Investors Advisory Corp., MetLife Investors Distribution Company and MetLife Investors Insurance Company 5

                (ii) Form of Participation Agreement between Metropolitan Series
                     Fund,

                     Inc., Metropolitan Life Insurance Company and MetLife Investors Insurance Company 5

               (iii) Participation Agreement among Metropolitan Series Fund,
                     Inc., MetLife Advisers, LLC, Metropolitan Life Insurance Company and MetLife Investors Insurance Company (8/31/07)

          (iv) Net Worth Maintenance Agreement among MetLife, Inc and MetLife Investors Insurance Company (effective December 31,
                     2002) 9

          (v) Guarantee Agreement (General American Life Insurance Company) (June 1, 1995) 10

          (i)        None

          (j)        None

          (k)    (i) Opinion and Consent of Counsel 9

                (ii) Opinion and Consent of Counsel in Missouri 11

          (l)        Actuarial Opinion

          (m)        Calculation Exhibit

          (n) Consent of Independent Registered Public Accounting Firm for the Depositor, Registrant and Guarantor

          (o)        None

          (p)        None

          (q)        None

          (r)    (i) Powers of Attorney MetLife Investors Insurance Company 12


                (ii) Powers of Attorney for General American Life Insurance
                     Company as Guarantor 12

               (iii) Power of Attorney for James J. Reilly (General American)


1 Incorporated herein by reference to the Registration Statement on Form S-6 (File No. 333-17963) as filed on December 16, 1996.

2 Incorporated herein by reference to the Registration Statement on Form S-6 (File No. 333-83165) as filed on July 19, 1999.

3 Incorporated herein by reference to the Registration Statement on Form S-6 (File No. 333-83197) as filed on July 19, 1999.

4 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Separate Account's Registration Statement on Form S-6 (File No. 333-83165) as filed on April 26, 2001.

5 Incorporated herein by reference to Pre-Effective Amendment No.1 to the Separate Account's Registration Statement on Form S-6 (File No. 333-69522) as filed on December 20, 2001.

6 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Separate Account's Registration Statement on Form N-6 (File No. 333-69522) as filed on April 30, 2004.

7 Incorporated herein by reference to Post-Effective Amendment No. 6 to the Separate Account's Registration Statement on Form N-6 (File No. 333-69522) as filed on April 29, 2005.

8 Incorporated herein by reference to Post-Effective Amendment No. 14 to MetLife Investors Variable Annuity Account One Registration Statement on Form N-4 (File

     Nos. 333-50540 and 811-05200) filed on October 7, 2005.

9 Incorporated herein by reference to Post-Effective Amendment No. 16 to MetLife Investors Variable Annuity Account One Registration Statement on Form N-4 (File Nos. 333-50540 and 811-05200) filed on April 21, 2006.

10 Incorporated herein by reference to Post-Effective Amendment No. 11 to the First MetLife Investors Variable Annuity Account One's Registration Statement on Form N-4 (File No. 333-96795 and 811-08306) filed on July 27, 2006.

11 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-6 (File No. 333-69522) filed on July 28, 2006.

12 Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-6 (File No. 333-69522) filed on April 20, 2007.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable life contracts offered by the Registrant and the executive officers of the Company:

Name and Principal Business Address   Positions and Offices with Depositor
-----------------------------------   -------------------------------------
Michael K. Farrell ****               Chairman of the Board, President, and
                                      Chief Executive Officer

Susan A. Buffum ****                  Director

Charles V. Curcio ******              Vice President- Finance (principal
                                      financial officer)

Margaret C. Fechtmann **              Director

Elizabeth M. Forget ***               Director

George Foulke *****                   Director

Jay S. Kaduson ****

Richard C. Pearson *                  Director, Vice President, Associate
                                      General Counsel and Secretary

Paul A. Sylvester ****                Director

Jeffrey A. Tupper *                   Director

* MetLife Investors, 5 Park Plaza, Suite 1900, Irvine, CA 92614
** MetLife, One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY 11101
*** MetLife, 260 Madison Avenue, New York, NY 10016
**** MetLife, 10 Park Avenue, Morristown, NJ 07960
***** MetLife, 334 Madison Avenue, P.O. Box 633, Convent Station, NJ 07961 ****** MetLife 501 Route 22, Bridgewater, NJ 08807

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The Depositor is organized under the laws of Missouri. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF DECEMBER 31, 2007

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2007. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Charleston (SC)

      5.    MetLife Reinsurance Company of Vermont (VT)

      6.    Entrecap Real Estate II, LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by Entrecap Real Estate II, LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            a)    PREFCO Vingt LLC (CT)

            b) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by Entrecap Real Estate II, LLC and 1% general partnership is held by PREFCO Vingt LLC.

     7.     Plaza Drive Properties, LLC (DE)

     8.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by MetLife, Inc. and 2.5262% is owned by MetLife International Holdings, Inc.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by MetLife, Inc., 1.29459% is owned by MetLife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            c) MetA SIEFORE, S.A. de C.V. (Mexico)- 99.9% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    MetLife Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    Met Investors Advisory, LLC (DE)

      3.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99905% is owned by MetLife International Holdings, Inc. and 0.00095% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95.23% is owned by MetLife International Holdings, Inc. and 4.77% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95.2499% is owned by MetLife International Holdings, Inc. and 4.7473% is owned by Natiloportem Holdings, Inc.

      7. MetLife Insurance Company of Korea Limited (South Korea)- 21.22% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 78.78% is owned by Metlife International Holdings, Inc.

      8. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 74.5485235740% is owned by MetLife International Holdings, Inc. and 25.451476126% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.

      9.    MetLife Global, Inc. (DE)

      10. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

      11.   MetLife Insurance Limited (United Kingdom)

      12.   MetLife General Insurance Limited (Australia)

      13.   MetLife Limited (United Kingdom)

      14. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      15.   MetLife Services Limited (United Kingdom)

      16.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

            b)    MetLife Investments Pty Limited (Australia)

            c)    MetLife Services (Singapore) PTE Limited (Australia)

      17. Siembra Seguros de Retiro S.A. (Argentina) - 96.8819% is owned by MetLife International Holdings, Inc. and 3.1180% is owned by Natiloportem Holdings, Inc.

      18. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 94.9999% is owned by MetLife International Holdings Inc.

      19. Compania Previsional MetLife S.A. (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

           (a) Met AFJP S.A. (Argentina) - 75.4088% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife SA, 19.5912% is owned by Metropolitan Life Seguros de Vida SA, 3.9689% is held by Natiloportem Holdings, Inc. and 1.0310% is held by Metropolitan Life Seguros de Retiro SA.

      20.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., Ltd. (Japan)

            c)    MetLife Fubon Limited (Japan)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 1% voting control of Park Twenty Three Investments Company is held by St. James Fleet Investments Two Limited. 1% of the shares of Park Twenty Three Investments Company is held by Metropolitan Life Insurance Company. 99% is owned by 334 Madison Euro Investment, Inc.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 1% voting control of Convent Station Euro Investments Four Company is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company. 99% is owned by Park Twenty Three Investments Company.

      2. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      3. One Madison Investments (Cayco) Limited (Cayman Islands)- 10.1% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company. 89.9% of the shares of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company.

      4. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      5.    GA Holding Corp. (MA)

      6.    Thorngate, LLC (DE)

      7.    Alternative Fuel I, LLC (DE)

      8.    Transmountain Land & Livestock Company (MT)

      9.    MetPark Funding, Inc. (DE)

      10.   HPZ Assets LLC (DE)

      11.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      12.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      13.   MetLife Real Estate Cayman Company (Cayman Islands)

      14.   Metropolitan Marine Way Investments Limited (Canada)

      15.   MetLife Private Equity Holdings, LLC (DE)

      16.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

            c) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            d) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

      17.   Metropolitan Realty Management, Inc. (DE)

      18.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      19.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      20.   Bond Trust Account A (MA)

      21.   MetLife Investments Asia Limited (Hong Kong).

      22. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      23. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      24.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

      25.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   GenAmerica Management Corporation (MO)

                 (2) Reinsurance Group of America, Incorporated (MO) - 52% is owned by General American Life Insurance Company.

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   Timberlake Financial, L.L.C. (DE)

                                    (A)   Timberlake Reinsurance Company II (SC)

                              (ii)  RGA Reinsurance Company (MO)

                                    (A)   Reinsurance Partners, Inc. (MO)

                              (iii) Parkway Reinsuarnce Company (MO)

                        (b)   RGA Worldwide Reinsurance Company, Ltd. (Barbados)

                        (c)   RGA Atlantic Reinsurance Company, Ltd. (Barbados)

                        (d)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (e)   RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                              (i) RGA Financial Group, L.L.C. (DE)- 80% is owned by RGA Reinsurance Company (Barbados) Ltd. RGA Reinsurance Company also owns a 20% non-equity membership in RGA Financial Group, L.L.C.

                        (f)   RGA Life Reinsurance Company of Canada (Canada)

                        (g)   RGA International Corporation (Nova Scotia/Canada)

                        (h)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                              (iv) RGA Services India Private Limited (India) - Reinsurance Group of America Incorporated owns 99% of RGA Services India Private Limited and RGA Holdings Limited owns 1%.

                        (i)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (j)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (k) General American Argentina Seguros de Vida, S.A. (Argentina) - 95% of General American Argentina Seguros de Vida, S.A. is owned by Reinsurance Group of America, Incorporated and 5% is owned by RGA Reinsurance Company (Barbados) Ltd.

                        (l)   RGA Technology Partners, Inc. (MO)

                        (m)   RGA International Reinsurance Company (Ireland)

                        (n)   RGA Capital Trust I (DE)

                              (i)   RGA Global Reinsurance Company, Ltd.
                                    (Bermuda)

      26.   Corporate Real Estate Holdings, LLC (DE)

      27. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      28.   MetLife Tower Resources Group, Inc. (DE)

      29.   Headland - Pacific Palisades, LLC (CA)

      30. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      31.   Krisman, Inc. (MO)

      32.   Special Multi-Asset Receivables Trust (DE)

      33.   White Oak Royalty Company (OK)

      34.   500 Grant Street GP LLC (DE)

      35. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      36.   MetLife Canada/MetVie Canada (Canada)

      37.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

            b)   MetLife Investment Funds Management LLC (NJ)

            c)   MetLife Associates LLC (DE)

      38.   Euro CL Investments LLC (DE)

      39.   MEX DF Properties, LLC (DE)

      40. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      41.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (UK)

      42.   Housing Fund Manager, LLC (DE)

      43. MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC.

      44.   MTC Fund II, LLC (DE)

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X.    MetLife Capital Trust IV (DE)

Y. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% is owned by MetLife Investors Group, Inc. (Life Department)(Accident Department) The operations of the Accident Department have ceased as a result of the transfer of the worker's compensation business to an unrelated party.

      1.    440 South LaSalle LLC (DE)

      2. Pilgrim Investments Oakmont Lane, LLC (DE) - 50% is owned by MetLife Insurance Company of Connecticut and 50% is owned by a third party.

      3. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      4.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      5.    Pilgrim Investments Highland Park, LLC (DE)

      6.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      7.    MetLife Canadian Property Ventures LLC (NY)

      8.    Euro TI Investments LLC (DE)

      9.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      10.   Hollow Creek, L.L.C. (CT)

      11. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      12. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      13.   Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  2)    Tower Square Securities Insurance Agency of
                        Ohio, Inc. (OH) 99% is owned by Tower Square Securities, Inc.

      14.   TIC European Real Estate LP, LLC (DE)

      15.   MetLife European Holdings, Inc. (UK)

            a) MetLife Europe Limited (IRELAND)

               (i) MetLife Pensions Trustees Limited (UK)

            b) MetLife Assurance Limited (UK)

      16.   Travelers International Investments Ltd. (Cayman Islands)

      17.   Euro TL Investments LLC (DE)

      18.   Corrigan TLP LLC (DE)

      19.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      20. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      21.   Tribeca Distressed Securities L.L.C. (DE)

      22.   MetLife Investors USA Insurance Comapny (DE)

      23.   MetLife Property Ventures Canada ULC (Canada)

Z.    MetLife Reinsurance Company of South Carolina (SC)

AA.   MetLife Investment Advisors Company, LLC (DE)

BB.   MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

CC.   MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           (i)   MetLife Services East Private Limited (India)

DD.   Soap Acquisition Corporation (NY)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 29. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000 subject to a $5,000,000 deductible. MetLife maintains Directors' and Officers' Liability and Corporate Reimbursement Insurance Policy with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter, as well as certain other subsidiaries of MetLife are covered.

The Bylaws of the Company (Article IV, Section 1) provide that:

Each person who is or was a director, officer or employee of the corporation or is or was serving at the request of the corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the corporation as of right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expenses (including attorney's fees) asserted or threatened against and incurred by such person in his capacity as or arising out of his status as a director, officer or employee of the corporation or if serving at the request of the corporation, as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

     (a) MetLife Investors Distribution Company is the principal underwriter for the following investment companies (other than Registrant):

Met Investors Series Trust, Metropolitan Series Fund, Inc., Metropolitan Life Separate Account E, Metropolitan Life Separate Account UL, MetLife Investors USA Separate Account A, MetLife Investors Variable Annuity Account One, MetLife Investors Variable Annuity Account Five, MetLife Investors Variable Life Account One, MetLife Investors Variable Life Account Five, First MetLife Investors Variable Annuity Account One, General American Separate Account Eleven, General American Separate Account Twenty- Eight, General American Separate Account Twenty- Nine, General American Separate Account Two, Security Equity Separate Account 26, Security Equity Separate Account 27, MetLife of CT Fund ABD for Variable Annuities, MetLife of CT Fund ABD II for Variable Annuities, MetLife of CT Fund BD for Variable Annuities, MetLife of CT Fund BD II for Variable Annuities, MetLife of CT Fund BD III for Variable Annuities, MetLife of CT Fund BD IV for Variable Annuities, MetLife of CT Fund U for Variable Annuities, MetLife of CT Separate Account Five for Variable Annuities, MetLife of CT Separate Account Six for Variable Annuities, MetLife of CT Separate Account Seven for Variable Annuities, MetLife of CT Separate Account Eight for Variable Annuities, MetLife of CT Separate Account Nine for Variable Annuities, MetLife of CT Separate Account Ten for Variable Annuities, MetLife of CT Separate Account Eleven for Variable Annuities, MetLife of CT Separate Account Twelve for Variable Annuities, MetLife of CT Separate Account Thirteen for Variable Annuities, MetLife of CT Separate Account Fourteen for Variable Annuities, MetLife Insurance Company of CT Variable Annuity Separate Account 2002, MetLife Life and Annuity Company of CT Variable Annuity Separate Account 2002, MetLife of CT Separate Account PF for Variable Annuities, MetLife of CT Separate Account PF II for Variable Annuities, MetLife of CT Separate Account QP for Variable Annuities, MetLife of CT Separate Account QPN for Variable Annuities, MetLife of CT Separate Account TM for Variable Annuities, MetLife of CT Separate Account TM II for Variable Annuities, MetLife of CT Fund UL for Variable Life Insurance, MetLife of CT Fund UL II for Variable Life Insurance, MetLife of CT Fund UL III for Variable Life Insurance, MetLife of CT Variable Life Insurance Separate Account One, MetLife of CT Variable Life Insurance Separate Account Two, MetLife of CT Variable Life Insurance Separate Account Three, Metropolitan Life Variable Annuity Separate Account I and Metropolitan Life Variable Annuity Separate Account II, Paragon Separate Account A, Paragon Separate Account B, Paragon Separate Account C, and Paragon Separate Account D.

     (b) MetLife Investors Distribution Company is the principal underwriter for the Policies. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.

Name and Principal Business Address   Positions and Offices with Depositor
-----------------------------------   -----------------------------------------
Michael K. Farrell ***                Director
Elizabeth M. Forget **                Executive Vice President, Investment Fund
                                      Management & Marketing

Peter Gruppuso *****                  Vice President, Chief Financial Officer
Paul A. LaPiana *                     Executive Vice President, National Sales
                                      Manager-Life

Craig W. Markham *****                Director
Richard C. Pearson *                  Executive Vice President, General Counsel
                                      and Secretary
Paul A. Sylvester *                   President, National Sales
                                      Manager-Annuities & LTC
William J. Toppeta                    Director
Edward C. Wilson *                    Senior Vice President, Channel
                                      Head-Wirehouse

* MetLife Investors, 5 Park Plaza, Suite 1900, Irvine, CA 92614
** MetLife, 260 Madison Avenue, New York, NY 10016
*** MetLife, 10 Park Avenue, Morristown, NJ 07962
**** MetLife, One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY 11101
***** MetLife, 485-E US Highway 1 South, Iselin, NJ 08830

(c) Compensation from the Registrant.


          (1)                (2)                  (3)                    (4)                 (5)
                                            Compensation on
                       Net Underwriting    Events Occasioning
  Name of Principal     Discounts and      the Deduction of a                               Other
      Underwriter        Commissions      Deferred Sales Load   Brokerage Commissions   Compensation
--------------------   ----------------   -------------------   ---------------------   ------------
MetLife Investors
Distribution Company       $780,713               $0                     $0                  $0


Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a)  Registrant

     (b)  Metropolitan Life Insurance Company
          200 Park Avenue
          New York, New York 10066

     (c)  MetLife Investors Distribution Company
          5 Park Plaza, Suite 1900

          Irvine, CA 92614

     (d)  General American Life Insurance Company
          13045 Tesson Ferry Road
          St. Louis, MO 63128
          (with respect the Guarantee Agreement only)

ITEM 32. MANAGEMENT SERVICES

Not Applicable.

ITEM 33. FEE REPRESENTATION

Pursuant to Investment Company Act Section 26(f), MetLife Investor Insurance Company ("Company") hereby represents that the fees and charges deducted under the Policy described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

ITEM 34. UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by General American Life Insurance Company ("Guarantee Period"), filed as an exhibit to this Registration Statement (the "Guarantee"), the Depositor hereby undertakes to provide notice to policyholders covered by the Guarantee promptly after the happening of significant events related to the Guarantee.

These significant events include: (i) termination of the Guarantee that has a material adverse effect on the policyholder's rights under the Guarantee; (ii) a default under the Guarantee that has a material adverse effect on the policyholder's rights under the Guarantee; or (iii) the insolvency of General American Life Insurance Company ("Guarantor").

Depositor hereby undertakes during the Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited financial statements of the Guarantor in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of the Guarantor regarding such financial statements.

During the Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policyholders, an offer to supply the Statement of Additional Information which shall contain the annual audited financial statements of the Guarantor, free of charge upon a policyholder's request.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, MetLife Investors Variable Life Account One, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Irvine and State of California, on this 22nd day of April, 2008.

                         MetLife Investors Variable Life Account One
                                    (Registrant)

                         By: MetLife Investors Insurance Company


                         By: /s/ Richard C. Pearson
                             ----------------------------------
                             Richard C. Pearson
                             Vice President, Associate General
                             Counsel and Secretary

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, MetLife Investors Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Irvine and State of California, on this 22nd day of April, 2008.

                         MetLife Investors Insurance Company (Depositor)


                           By: /s/ Richard C. Pearson
                               -----------------------------------------
                               Richard C. Pearson
                               Vice President, Associate General Counsel
                               and Secretary

          Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons, in the capacities indicated, on April 22, 2008.

*                           Chairman of the Board, President and Chief Executive
-------------------------   Officer
Michael K. Farrell


*                           Director
-------------------------
Susan A. Buffum


*                           Vice President- Finance (principal financial
-------------------------   officer)
Charles V. Curcio


*                           Director
-------------------------
Margaret C. Fechtmann


*                           Director
-------------------------
Elizabeth M. Forget


*                           Director
-------------------------
George Foulke


*                           Director
-------------------------
Jay S. Kaduson


*                           Director, Vice President, Associate General Counsel
-------------------------   and Secretary
Richard C. Pearson


*                           Director
-------------------------
Paul A. Sylvester


*                           Director
-------------------------
Jeffrey A. Tupper


                          By: /s/ John E. Connolly, Jr.
                              --------------------------
                              John E. Connolly, Jr.
                              Attorney-in-fact


* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-6 (File No. 333-69522) filed on April 20, 2007.

                                   SIGNATURES

     As required by the Securities Act of 1933, General American Life Insurance Company certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf in the City of St. Louis and State of Missouri on this 22nd day of April, 2008.

                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                         (Guarantor)


                         By: /s/ William C. Lane
                             --------------------------------------------
                             William C. Lane
                             Vice President and Associate General Counsel

     As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 22, 2008.

Signature                                           Title
---------                                           -----


*                           Chairman of the Board, President and Chief Executive
-------------------------                        Officer
Lisa M. Weber


*                               Vice President (principal financial officer)
-------------------------
James J. Reilly


*                                                 Director
-------------------------
Michael K. Farrell


*                                                 Director
-------------------------
James L. Lipscomb


*                                                 Director
-------------------------
William J. Mullaney


*                               Executive Vice President and Chief Accounting
-------------------------                         Officer
Joseph J. Prochaska, Jr.


*                                                 Director
-------------------------
Stanley J. Talbi


*                                                 Director
-------------------------
Michael J. Vietri


*                                                 Director
-------------------------
William J. Wheeler

                            By: /s/ John E. Connolly, Jr.
                                ---------------------------
                                John E. Connolly, Jr. Esq.
                                Attorney-in-fact

* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed herewith and with Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-6 (File No. 333-69522) filed on April 20, 2007.

                                  Exhibit Index

(h)(iii)  Participation Agreement for Metropolitan Series Fund, Inc.

(l)       Actuarial Opinion and Consent

(m)       Calculation Exhibit

(n)       Consent of Independent Registered Public Accounting Firm

(r) (iii) Power of Attorney for James J. Reilly (General American as
          Guarantor)